Consolidated Statement of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net sales	$ 26,662	$ 23,123	$ 25,269
Operating expenses
Cost of sales	13,831	12,109	13,379
Selling, general and administrative expenses	5,479	4,907	5,245
Research, development and related expenses	1,434	1,293	1,404
Loss from sale of businesses			23
Total operating expenses	20,744	18,309	20,051
Operating income	5,918	4,814	5,218
Interest expense and income
Interest expense	201	219	215
Interest income	(38)	(37)	(105)
Total interest expense (income)	163	182	110
Income before income taxes	5,755	4,632	5,108
Provision for income taxes	1,592	1,388	1,588
Net income including noncontrolling interest	4,163	3,244	3,520
Less: Net income attributable to noncontrolling interest	78	51	60
Net income attributable to 3M	$ 4,085	$ 3,193	$ 3,460
Weighted average 3M common shares outstanding - basic (in shares)	713.7	700.5	699.2
Earnings per share attributable to 3M common shareholders - basic (in dollars per share)	$ 5.72	$ 4.56	$ 4.95
Weighted average 3M common shares outstanding - diluted (in shares)	725.5	706.7	707.2
Earnings per share attributable to 3M common shareholders - diluted (in dollars per share)	$ 5.63	$ 4.52	$ 4.89
Cash dividends paid per 3M common share (in dollars per share)	$ 2.1	$ 2.04	$ 2

Consolidated Balance Sheet (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash and cash equivalents	$ 3,377	$ 3,040
Marketable securities - current	1,101	744
Accounts receivable - net of allowances of $98 and $109	3,615	3,250
Inventories
Finished goods	1,476	1,255
Work in process	950	815
Raw materials and supplies	729	569
Total inventories	3,155	2,639
Other current assets	967	1,122
Total current assets	12,215	10,795
Marketable securities - non-current	540	825
Investments	146	103
Property, plant and equipment	20,253	19,440
Less: Accumulated depreciation	(12,974)	(12,440)
Property, plant and equipment - net	7,279	7,000
Goodwill	6,820	5,832
Intangible assets - net	1,820	1,342
Prepaid pension benefits	74	78
Other assets	1,262	1,275
Total assets	30,156	27,250
Current liabilities
Short-term borrowings and current portion of long-term debt	1,269	613
Accounts payable	1,662	1,453
Accrued payroll	778	680
Accrued income taxes	358	252
Other current liabilities	2,022	1,899
Total current liabilities	6,089	4,897
Long-term debt	4,183	5,097
Pension and postretirement benefits	2,013	2,227
Other liabilities	1,854	1,727
Total liabilities	14,139	13,948
Commitments and contingencies (Note 14)
3M Company shareholders' equity:
Common stock, par value $.01 per share; Shares outstanding - 2010: 711,977,608; Shares outstanding - 2009: 710,599,119	9	9
Additional paid-in capital	3,468	3,153
Retained earnings	25,995	23,753
Treasury stock	(10,266)	(10,397)
Accumulated other comprehensive income (loss)	(3,543)	(3,754)
Total 3M Company shareholders' equity	15,663	12,764
Noncontrolling interest	354	538
Total equity	16,017	13,302
Total liabilities and equity	$ 30,156	$ 27,250

Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheet
Allowances for doubtful accounts receivable	$ 98	$ 109
Common stock, par value per share	$ 0.01	$ 0.01
Common stock, Shares outstanding (in shares)	711,977,608	710,599,119

Consolidated Statement of Changes in Equity (USD $) In Millions	Total	Common Stock and Additional Paid-in Capital	Retained Earnings	Treasury Stock	Unearned Compensation	Accumulated Other Comprehensive Income (Loss)	Noncontrolling Interest	Comprehensive Income
Balance at Dec. 31, 2007	$ 12,072	$ 2,798	$ 20,295	$ (10,520)	$ (79)	$ (747)	$ 325
Increase (decrease) in equity
Net income	3,520		3,460				60
Cumulative translation adjustment	(806)					(888)	82
Defined benefit pension and postretirement plans adjustment	(2,092)					(2,072)	(20)
Debt and equity securities - unrealized gain (loss)	(11)					(11)
Cash flow hedging instruments - unrealized gain (loss)	72					72
Total comprehensive income	683							683
Dividends paid ( $2.00, $2.04, and $2.10 per share in 2008, 2009, and 2010)	(1,421)		(1,398)				(23)
Amortization of unearned compensation	39				39
Stock-based compensation, net of tax impacts	217	217
Reacquired stock	(1,603)			(1,603)
Issuances pursuant to stock option and benefit plans	317		(130)	447
Balance at Dec. 31, 2008	10,304	3,015	22,227	(11,676)	(40)	(3,646)	424
Increase (decrease) in equity
Net income	3,244		3,193				51
Cumulative translation adjustment	273					286	(13)
Defined benefit pension and postretirement plans adjustment	(314)					(309)	(5)
Debt and equity securities - unrealized gain (loss)	10					10
Cash flow hedging instruments - unrealized gain (loss)	(80)					(80)
Total comprehensive income	3,133							3,133
Dividends paid ( $2.00, $2.04, and $2.10 per share in 2008, 2009, and 2010)	(1,431)		(1,431)
Transfer to noncontrolling interest		(66)				(15)	81
Amortization of unearned compensation	40				40
Stock-based compensation, net of tax impacts	213	213
Reacquired stock	(17)			(17)
Issuances pursuant to stock option and benefit plans	1,060		(236)	1,296
Balance at Dec. 31, 2009	13,302	3,162	23,753	(10,397)		(3,754)	538
Increase (decrease) in equity
Net income	4,163		4,085				78
Cumulative translation adjustment	244					205	39
Defined benefit pension and postretirement plans adjustment	(42)					(40)	(2)
Debt and equity securities - unrealized gain (loss)	3					3
Cash flow hedging instruments - unrealized gain (loss)	4					4
Total comprehensive income	4,372							4,372
Dividends paid ( $2.00, $2.04, and $2.10 per share in 2008, 2009, and 2010)	(1,500)		(1,500)
Purchase of subsidiary shares and transfers from noncontrolling interest	(256)	4				39	(299)
Stock-based compensation, net of tax impacts	311	311
Reacquired stock	(880)			(880)
Issuances pursuant to stock option and benefit plans	668		(343)	1,011
Balance at Dec. 31, 2010	$ 16,017	$ 3,477	$ 25,995	$ (10,266)		$ (3,543)	$ 354

Supplemental share information	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Supplemental treasury stock share information
Treasury Stock, Shares, Beginning Balance	233,433,937	250,489,769	234,877,025
Reacquired stock	10,572,666	254,419	21,424,003
Issuances pursuant to stock options and benefit plans	(11,951,155)	(17,310,251)	(5,811,259)
Treasury Stock, Shares, Ending Balance	232,055,448	233,433,937	250,489,769

Consolidated Statement of Changes in Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statement of Changes in Equity
Cash dividends paid per 3M common share (in dollars per share)	$ 2.1	$ 2.04	$ 2

Consolidated Statement of Comprehensive Income (Loss) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statement of Comprehensive Income (Loss)
Net income including noncontrolling interest	$ 4,163	$ 3,244	$ 3,520
Other comprehensive income, net of tax:
Cumulative translation adjustment	244	273	(806)
Defined benefit pension and postretirement plans adjustment	(42)	(314)	(2,092)
Debt and equity securities, unrealized gain (loss)	3	10	(11)
Cash flow hedging instruments, unrealized gain (loss)	4	(80)	72
Total other comprehensive income (loss), net of tax	209	(111)	(2,837)
Comprehensive income (loss) including noncontrolling interest	4,372	3,133	683
Comprehensive (income) loss attributable to noncontrolling interest	(115)	(33)	(122)
Total Comprehensive income (loss) attributable to 3M	$ 4,257	$ 3,100	$ 561

Consolidated Statement of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities
Net income including noncontrolling interest	$ 4,163	$ 3,244	$ 3,520
Adjustments to reconcile net income including noncontrolling interest to net cash provided by operating activities
Depreciation and amortization	1,120	1,157	1,153
Company pension and postretirement contributions	(618)	(792)	(474)
Company pension and postretirement expense	322	223	105
Stock-based compensation expense	274	217	202
Loss from sale of businesses			23
Deferred income taxes	(170)	701	99
Excess tax benefits from stock-based compensation	(53)	(14)	(21)
Changes in assets and liabilities
Accounts receivable	(189)	55	197
Inventories	(404)	453	(127)
Accounts payable	146	109	(224)
Accrued income taxes (current and long-term)	255	(147)	(143)
Product and other insurance receivables and claims	49	64	153
Other - net	279	(329)	70
Net cash provided by operating activities	5,174	4,941	4,533
Cash Flows from Investing Activities
Purchases of property, plant and equipment (PP&E)	(1,091)	(903)	(1,471)
Proceeds from sale of PP&E and other assets	25	74	87
Acquisitions, net of cash acquired	(1,830)	(69)	(1,394)
Purchases of marketable securities and investments	(3,287)	(2,240)	(2,211)
Proceeds from sale of marketable securities and investments	1,995	718	1,810
Proceeds from maturities of marketable securities	1,565	683	692
Proceeds from sale of businesses		5	88
Other investing	(66)
Net cash used in investing activities	(2,689)	(1,732)	(2,399)
Cash Flows from Financing Activities
Change in short-term debt - net	(24)	(536)	361
Repayment of debt (maturities greater than 90 days)	(556)	(519)	(1,080)
Proceeds from debt (maturities greater than 90 days)	108	41	1,756
Purchases of treasury stock	(854)	(17)	(1,631)
Reissuances of treasury stock	666	431	289
Dividends paid to shareholders	(1,500)	(1,431)	(1,398)
Distributions to noncontrolling interests			(23)
Excess tax benefits from stock-based compensation	53	14	21
Other - net	(14)	3	(61)
Net cash used in financing activities	(2,121)	(2,014)	(1,766)
Effect of exchange rate changes on cash and cash equivalents	(27)	(4)	(415)
Net increase/(decrease) in cash and cash equivalents	337	1,191	(47)
Cash and cash equivalents at beginning of year	3,040	1,849	1,896
Cash and cash equivalents at end of year	$ 3,377	$ 3,040	$ 1,849

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies
Significant Accounting Policies

NOTE 1.  Significant Accounting Policies

Consolidation: 3M is a diversified global manufacturer, technology innovator and marketer of a wide variety of products. All significant subsidiaries are consolidated. All significant intercompany transactions are eliminated. As used herein, the term “3M” or “Company” refers to 3M Company and subsidiaries unless the context indicates otherwise.

Foreign currency translation: Local currencies generally are considered the functional currencies outside the United States. Assets and liabilities for operations in local-currency environments are translated at year-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. Cumulative translation adjustments are recorded as a component of accumulated other comprehensive income (loss) in shareholders’ equity.

While 3M generally considers local currencies as the functional currencies outside the United States, under Accounting Standards Codification (ASC) 830, Foreign Currency Matters, the reporting currency of a foreign entity’s parent is assumed to be that entity’s functional currency when the economic environment of a foreign entity is highly inflationary—generally when its cumulative inflation is approximately 100 percent or more for the three years that precede the beginning of a reporting period. 3M has a subsidiary in Venezuela with operating income representing less than 1.0 percent of 3M’s consolidated operating income for 2010. 3M determined that the cumulative inflation rate of Venezuela in November 2009 exceeded 100 percent. Accordingly, the financial statements of the Venezuelan subsidiary were remeasured as if its functional currency were that of its parent beginning January 1, 2010.

Regulations in Venezuela require the purchase and sale of foreign currency to be made at official rates of exchange that are fixed from time to time by the Venezuelan government. Certain laws in the country, however, provided an exemption for the purchase and sale of certain securities and resulted in an indirect “parallel” market through which companies obtained foreign currency without having to purchase it from Venezuela’s Commission for the Administration of Foreign Exchange (CADIVI). In May 2010, the Venezuelan government took control of the previously freely-traded parallel market. The government-controlled rate that emerged under the new Transaction System for Foreign Currency Denominated Securities (SITME) is not as unfavorable as the previous parallel rate in comparison to the official rates. As previously disclosed, as of December 31, 2009 (prior to the change in functional currency of 3M’s Venezuelan subsidiary in January 2010), 3M changed to use of the parallel exchange rate for translation of the financial statements of its Venezuelan subsidiary. Beginning January 1, 2010, as discussed above, the financial statements of the Venezuelan subsidiary are remeasured as if its functional currency were that of its parent. This remeasurement utilized the parallel rate through May 2010 and the SITME rate thereafter.

The Company continues to monitor circumstances relative to its Venezuelan subsidiary. Other factors notwithstanding, the change in functional currency of this subsidiary and associated remeasurement beginning January 1, 2010 as a result of Venezuela’s economic environment decreased net sales of the Venezuelan subsidiary by approximately two-thirds in 2010 in comparison to 2009 (based on exchange rates at 2009 year-end), but did not otherwise have a material impact on operating income and 3M’s consolidated results of operations.

Reclassifications: Certain amounts in the prior years’ consolidated financial statements have been reclassified to conform to the current year presentation.

Use of estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and cash equivalents: Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when acquired.

Marketable securities: Classification of marketable securities as current or non-current is dependent upon management’s intended holding period, the security’s maturity date and liquidity considerations based on market conditions. If management intends to hold the securities for longer than one year as of the balance sheet date, they are classified as non-current. 3M reviews impairments associated with its marketable securities in accordance with the measurement guidance provided by ASC 320, Investments-Debt and Equity Securities, when determining the  classification of the impairment as “temporary” or “other-than-temporary”. A temporary impairment charge results in an unrealized loss being recorded in the other comprehensive income component of shareholders’ equity. Such an unrealized loss does not reduce net income for the applicable accounting period because the loss is not viewed as other-than-temporary. The factors evaluated to differentiate between temporary and other-than-temporary include the projected future cash flows, credit ratings actions, and assessment of the credit quality of the underlying collateral, as well as other factors.

Investments: Investments primarily include equity and cost method investments, available-for-sale equity investments and real estate not used in the business. Available-for-sale investments are recorded at fair value. Unrealized gains and losses relating to investments classified as available-for-sale are recorded as a component of accumulated other comprehensive income (loss) in shareholders’ equity.

Other assets: Other assets include deferred income taxes, product and other insurance receivables, the cash surrender value of life insurance policies, and other long-term assets. Investments in life insurance are reported at the amount that could be realized under contract at the balance sheet date, with any changes in cash surrender value or contract value during the period accounted for as an adjustment of premiums paid. Cash outflows and inflows associated with life insurance activity are included in “Purchases of marketable securities and investments” and “Proceeds from sale of marketable securities and investments”, respectively.

Inventories: Inventories are stated at the lower of cost or market, with cost generally determined on a first-in, first-out basis.

Property, plant and equipment: Property, plant and equipment, including capitalized interest and internal engineering costs, are recorded at cost. Depreciation of property, plant and equipment generally is computed using the straight-line method based on the estimated useful lives of the assets. The estimated useful lives of buildings and improvements primarily range from 10 to 40 years, with the majority in the range of 20 to 40 years. The estimated useful lives of machinery and equipment primarily range from three to 15 years, with the majority in the range of five to 10 years. Fully depreciated assets are retained in property and accumulated depreciation accounts until disposal. Upon disposal, assets and related accumulated depreciation are removed from the accounts and the net amount, less proceeds from disposal, is charged or credited to operations. Property, plant and equipment amounts are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset (asset group) may not be recoverable. An impairment loss would be recognized when the carrying amount of an asset exceeds the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value. Fair value is generally determined using a discounted cash flow analysis.

Conditional asset retirement obligations: A liability is initially recorded at fair value for an asset retirement obligation associated with the retirement of tangible long-lived assets in the period in which it is incurred if a reasonable estimate of fair value can be made. Conditional asset retirement obligations exist for certain long-term assets of the Company. The obligation is initially measured at fair value using expected present value techniques. Over time the liabilities are accreted for the change in their present value and the initial capitalized costs are depreciated over the remaining useful lives of the related assets. The asset retirement obligation liability was  $74 million and  $64 million, respectively, at December 31, 2010 and 2009.

Goodwill: Goodwill is the excess of cost of an acquired entity over the amounts assigned to assets acquired and liabilities assumed in a business combination. Goodwill is not amortized. Goodwill is tested for impairment annually in the fourth quarter of each year, and is tested for impairment between annual tests if an event occurs or circumstances change that would indicate the carrying amount may be impaired. Impairment testing for goodwill is done at a reporting unit level, with all goodwill assigned to a reporting unit. Reporting units are one level below the business segment level, but can be combined when reporting units within the same segment have similar economic characteristics. 3M did not combine any of its reporting units for impairment testing. An impairment loss generally would be recognized when the carrying amount of the reporting unit’s net assets exceeds the estimated fair value of the reporting unit. The estimated fair value of a reporting unit is determined using earnings for the reporting unit multiplied by a price/earnings ratio for comparable industry groups, or by using a discounted cash flow analysis. The price/earnings ratio is adjusted, if necessary, to take into consideration the market value of the Company.

Intangible assets: Intangible assets include patents, tradenames and other intangible assets acquired from an independent party. Intangible assets with an indefinite life, namely certain tradenames, are not amortized. Intangible assets with a definite life are amortized on a straight-line basis, with useful lives ranging from one to 20 years. Indefinite-lived intangible assets are tested for impairment annually, and are tested for impairment between annual  tests if an event occurs or circumstances change that would indicate that the carrying amount may be impaired. Intangible assets with a definite life are tested for impairment whenever events or circumstances indicate that the carrying amount of an asset (asset group) may not be recoverable. An impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows used in determining the fair value of the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value. Fair value is generally determined using a discounted cash flow analysis. Costs related to internally developed intangible assets, such as patents, are expensed as incurred, primarily in “Research, development and related expenses.”

Restructuring actions and exit activities: Restructuring actions and exit activities generally include significant actions involving employee-related severance charges, contract termination costs, and impairment of assets associated with such actions. Employee-related severance charges are largely based upon distributed employment policies and substantive severance plans. These charges are reflected in the quarter when the actions are probable and the amounts are estimable, which typically is when management approves the associated actions. Severance amounts for which affected employees were required to render service in order to receive benefits at their termination dates were measured at the date such benefits were communicated to the applicable employees and recognized as expense over the employees’ remaining service periods. Contract termination and other charges primarily reflect costs to terminate a contract before the end of its term (measured at fair value at the time the Company provided notice to the counterparty) or costs that will continue to be incurred under the contract for its remaining term without economic benefit to the Company. Asset impairment charges related to intangible assets and property, plant and equipment reflect the excess of the assets’ carrying values over their fair values.

Revenue (sales) recognition: The Company sells a wide range of products to a diversified base of customers around the world and has no material concentration of credit risk. Revenue is recognized when the risks and rewards of ownership have substantively transferred to customers. This condition normally is met when the product has been delivered or upon performance of services. The Company records estimated reductions to revenue or records expense for customer and distributor incentives, primarily comprised of rebates and free goods, at the time of the initial sale. These sales incentives are accounted for in accordance with ASC 605, Revenue Recognition. The estimated reductions of revenue for rebates are based on the sales terms, historical experience, trend analysis and projected market conditions in the various markets served. Since the Company serves numerous markets, the rebate programs offered vary across businesses, but the most common incentive relates to amounts paid or credited to customers for achieving defined volume levels or growth objectives. Free goods are accounted for as an expense and recorded in cost of sales. Sales, use, value-added and other excise taxes are not recognized in revenue.

The majority of 3M’s sales agreements are for standard products and services with customer acceptance occurring upon delivery of the product or performance of the service. 3M also enters into agreements that contain multiple elements (such as equipment, installation and service) or non-standard terms and conditions. For multiple-element arrangements, 3M recognizes revenue for delivered elements when it has stand-alone value to the customer, the fair values of undelivered elements are known, customer acceptance of the delivered elements has occurred, and there are only customary refund or return rights related to the delivered elements. In addition to the preceding conditions, equipment revenue is not recorded until the installation has been completed if equipment acceptance is dependent upon installation, or if installation is essential to the functionality of the equipment. Installation revenues are not recorded until installation has been completed. For prepaid service contracts, sales revenue is recognized on a straight-line basis over the term of the contract, unless historical evidence indicates the costs are incurred on other than a straight-line basis. License fee revenue is recognized as earned, and no revenue is recognized until the inception of the license term. On occasion, agreements will contain milestones, or 3M will recognize revenue based on proportional performance. For these agreements, and depending on the specifics, 3M may recognize revenue upon completion of a substantive milestone, or in proportion to costs incurred to date compared with the estimate of total costs to be incurred.

Accounts receivable and allowances: Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company maintains allowances for bad debts, cash discounts, product returns and various other items. The allowance for doubtful accounts and product returns is based on the best estimate of the amount of probable credit losses in existing accounts receivable and anticipated sales returns. The Company determines the allowances based on historical write-off experience by industry and regional economic data and historical sales returns. The Company reviews the allowance for doubtful accounts monthly. The Company does not have any significant off-balance-sheet credit exposure related to its customers.

Advertising and merchandising: These costs are charged to operations in the year incurred, and totaled  $512 million in 2010,  $414 million in 2009 and  $468 million in 2008.

Research, development and related expenses: These costs are charged to operations in the year incurred and are shown on a separate line of the Consolidated Statement of Income. Research, development and related expenses totaled  $1.434 billion in 2010,  $1.293 billion in 2009 and  $1.404 billion in 2008. Research and development expenses, covering basic scientific research and the application of scientific advances in the development of new and improved products and their uses, totaled  $919 million in 2010,  $838 million in 2009 and  $851 million in 2008. Related expenses primarily include technical support provided by 3M to customers who are using existing 3M products; internally developed patent costs, which include costs and fees incurred to prepare, file, secure and maintain patents; and amortization of acquired patents.

Internal-use software: The Company capitalizes direct costs of materials and services used in the development of internal-use software. Amounts capitalized are amortized over a period of three to seven years, generally on a straight-line basis, unless another systematic and rational basis is more representative of the software’s use. Amounts are reported as a component of either machinery and equipment or capital leases within property, plant and equipment.

Environmental: Environmental expenditures relating to existing conditions caused by past operations that do not contribute to current or future revenues are expensed. Reserves for liabilities related to anticipated remediation costs are recorded on an undiscounted basis when they are probable and reasonably estimable, generally no later than the completion of feasibility studies or the Company’s commitment to a plan of action. Environmental expenditures for capital projects that contribute to current or future operations generally are capitalized and depreciated over their estimated useful lives.

Income taxes: The provision for income taxes is determined using the asset and liability approach. Under this approach, deferred income taxes represent the expected future tax consequences of temporary differences between the carrying amounts and tax basis of assets and liabilities. The Company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. As of December 31, 2010 and 2009, the Company recorded  $128 million and  $23 million, respectively, of valuation allowances. The Company follows accounting guidance related to accounting for uncertainty in income taxes to record uncertainties and judgments in the application of complex tax regulations in a multitude of jurisdictions (refer to Note 8 for additional information).

Earnings per share: The difference in the weighted average 3M shares outstanding for calculating basic and diluted earnings per share attributable to 3M common shareholders is the result of the dilution associated with the Company’s stock-based compensation plans. Certain options outstanding under these stock-based compensation plans during the years 2010, 2009 and 2008 were not included in the computation of diluted earnings per share attributable to 3M common shareholders because they would not have had a dilutive effect (26.3 million average options for 2010, 54.3 million average options for 2009, 41.0 million average options for 2008). As discussed in Note 10, the conditions for conversion related to the Company’s Convertible Notes have never been met. If the conditions for conversion are met, 3M may choose to pay in cash and/or common stock; however, if this occurs, the Company has the intent and ability to settle this debt security in cash. Accordingly, there was no impact on diluted earnings per share attributable to 3M common shareholders. The computations for basic and diluted earnings per share for the years ended December 31 follow:

Earnings Per Share Computations

(Amounts in millions, except per share amounts)	2010	2009	2008
Numerator:
Net income attributable to 3M	$4,085	$3,193	$3,460
Denominator:
Denominator for weighted average 3M common shares outstanding — basic	713.7	700.5	699.2
Dilution associated with the Company’s stock-based compensation plans	11.8	6.2	8.0
Denominator for weighted average 3M common shares outstanding — diluted	725.5	706.7	707.2
Earnings per share attributable to 3M common shareholders — basic	$5.72	$4.56	$4.95
Earnings per share attributable to 3M common shareholders — diluted	$5.63	$4.52	$4.89

Stock-based compensation: The Company recognizes compensation expense for both its General Employees’ Stock Purchase Plan (GESPP) and the Long-Term Incentive Plan (LTIP). Under applicable accounting standards, the fair value of share-based compensation is determined at the grant date and the recognition of the related expense is recorded over the period in which the share-based compensation vests. Refer to Note 16 for additional information.

Comprehensive income: Total comprehensive income and the components of accumulated other comprehensive income (loss) are presented in the Consolidated Statements of Changes in Equity and Comprehensive Income. Accumulated other comprehensive income (loss) is composed of foreign currency translation effects (including hedges of net investments in international companies), defined benefit pension and postretirement plan adjustments, unrealized gains and losses on available-for-sale debt and equity securities, and unrealized gains and losses on cash flow hedging instruments.

Derivatives and hedging activities: All derivative instruments within the scope of ASC 815, Derivatives and Hedging, are recorded on the balance sheet at fair value. The Company uses interest rate swaps, currency and commodity price swaps, and foreign currency forward and option contracts to manage risks generally associated with foreign exchange rate, interest rate and commodity market volatility. All hedging instruments that qualify for hedge accounting are designated and effective as hedges, in accordance with U.S. generally accepted accounting principles. If the underlying hedged transaction ceases to exist, all changes in fair value of the related derivatives that have not been settled are recognized in current earnings. Instruments that do not qualify for hedge accounting are marked to market with changes recognized in current earnings. Cash flows from derivative instruments are classified in the statement of cash flows in the same category as the cash flows from the items subject to designated hedge or undesignated (economic) hedge relationships. The Company does not hold or issue derivative financial instruments for trading purposes and is not a party to leveraged derivatives. However, the Company does have contingently convertible debt that, if conditions for conversion are met, is convertible into shares of 3M common stock (refer to Note 10 in this document).

Fair value measurements: 3M follows ASC 820, Fair Value Measurements and Disclosures, with respect to assets and liabilities that are measured at fair value on a recurring basis and nonrecurring basis. Under the standard, fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The standard also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability developed based upon the best information available in the circumstances. The hierarchy is broken down into three levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs (other than quoted prices) that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability. Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Acquisitions: The Company accounts for business acquisitions in accordance with ASC 805, Business Combinations. This standard requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction and establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed in a business combination. Certain provisions of this standard prescribe, among other things, the determination of acquisition-date fair value of consideration paid in a business combination (including contingent consideration) and the exclusion of transaction and acquisition-related restructuring costs from acquisition accounting. 3M applies this standard to business combinations and adjustments to an acquired entity’s deferred tax asset and liability balances occurring after December 31, 2008. Pre-2009 business combinations were accounted for under a former standard which, among other aspects, required transaction and acquisition-related restructuring costs to be included in the acquisition purchase accounting and did not require the recognition of certain contingent consideration as of the acquisition date.

New Accounting Pronouncements

In November 2008, the Financial Accountings Standards Board (FASB) ratified a standard related to certain equity method investment accounting considerations. The standard indicates, among other things, that transaction costs for an investment should be included in the cost of the equity-method investment (and not expensed) and shares subsequently issued by the equity-method investee that reduce the investor’s ownership percentage should be  accounted for as if the investor had sold a proportionate share of its investment, with gains or losses recorded through earnings. For 3M, the standard was effective for transactions occurring after December 31, 2008. The adoption of this standard did not have a material impact on 3M’s consolidated results of operations or financial condition.

In November 2008, the FASB ratified an accounting standard related to intangible assets acquired in a business combination or asset acquisition that an entity does not intend to use or intends to hold to prevent others from obtaining access (a defensive intangible asset). Under the standard a defensive intangible asset needs to be accounted for as a separate unit of accounting and would be assigned a useful life based on the period over which the asset diminishes in value. For 3M, the standard was effective for transactions occurring after December 31, 2008. The Company considered this standard in terms of intangible assets acquired in business combinations or asset acquisitions that closed after December 31, 2008.

In April 2009, the FASB issued three accounting standards which (1) provide guidance on estimating the fair value of an asset or liability when the volume and level of activity for the asset or liability have significantly declined and identifying transactions that are not orderly, (2) modify the requirements for recognizing other-than-temporarily impaired debt securities and change the impairment model for such securities, and (3) add additional disclosure requirements with respect to fair value measurements including disclosures in interim periods. For 3M, these standards were effective beginning April 1, 2009. The Company discloses the additional required information. The other aspects of these standards did not have a material impact on 3M’s consolidated results of operations or financial condition.

In June 2009, the FASB issued a new standard regarding the accounting for transfers of financial assets amending the existing guidance on transfers of financial assets to, among other things, eliminate the qualifying special-purpose entity concept, include a new unit of account definition that must be met for transfers of portions of financial assets to be eligible for sale accounting, clarify and change the derecognition criteria for a transfer to be accounted for as a sale, and require significant additional disclosure. For 3M, this standard was effective for new transfers of financial assets beginning January 1, 2010. Because 3M does not have significant transfers of financial assets, the adoption of this standard did not have a material impact on 3M’s consolidated results of operations or financial condition.

In June 2009, the FASB issued a new standard that revises the consolidation guidance for variable-interest entities. The modifications include the elimination of the exemption for qualifying special purpose entities, a new approach for determining who should consolidate a variable-interest entity, and changes to when it is necessary to reassess who should consolidate a variable-interest entity. For 3M, this standard was effective January 1, 2010. The adoption of this standard did not have a material impact on 3M’s consolidated results of operations or financial condition.

In August 2009, the FASB issued Accounting Standards Update (ASU) No. 2009-05, Measuring Liabilities at Fair Value, which provides additional guidance on how companies should measure liabilities at fair value under ASC 820. The ASU clarifies that the quoted price for an identical liability should be used. However, if such information is not available, a entity may use the quoted price of an identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities traded as assets, or another valuation technique (such as the market or income approach). The ASU also indicates that the fair value of a liability is not adjusted to reflect the impact of contractual restrictions that prevent its transfer and indicates circumstances in which quoted prices for an identical liability or quoted price for an identical liability traded as an asset may be considered level 1 fair value measurements (see Note 13 for a description of level 1 measurements). For 3M, this ASU was effective October 1, 2009. The adoption of this ASU did not have a material impact on 3M’s consolidated results of operations or financial condition.

In September 2009, the FASB issued ASU No. 2009-12, Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), that amends ASC 820 to provide guidance on measuring the fair value of certain alternative investments such as hedge funds, private equity funds and venture capital funds. The ASU indicates that, under certain circumstances, the fair value of such investments may be determined using net asset value (NAV) as a practical expedient, unless it is probable the investment will be sold at something other than NAV. In those situations, the practical expedient cannot be used and disclosure of the remaining actions necessary to complete the sale is required. The ASU also requires additional disclosures of the attributes of all investments within the scope of the new guidance, regardless of whether an entity used the practical expedient to measure the fair value of any of its investments. The disclosure provisions of this ASU are not applicable to an employer’s disclosures about pension and other postretirement benefit plan assets. 3M does not have any significant direct investments within the scope of ASU No. 2009-12, but certain plan assets of the Company’s benefit plans are valued based on NAV as indicated in Note 11. For 3M, this ASU was effective October 1, 2009. The adoption of this ASU did not have a material impact on 3M’s consolidated results of operations or financial condition.

In October 2009, the FASB issued ASU No. 2009-13, Multiple-Deliverable Revenue Arrangements—a consensus of the FASB Emerging Issues Task Force, that provides amendments to the criteria for separating consideration in multiple-deliverable arrangements. As a result of these amendments, multiple-deliverable revenue arrangements will be separated in more circumstances than under existing U.S. GAAP. The ASU does this by establishing a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. A vendor will be required to determine its best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis. This ASU also eliminates the residual method of allocation and will require that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, which allocates any discount in the overall arrangement proportionally to each deliverable based on its relative selling price. Expanded disclosures of qualitative and quantitative information regarding application of the multiple-deliverable revenue arrangement guidance are also required under the ASU. The ASU does not apply to arrangements for which industry specific allocation and measurement guidance exists, such as long-term construction contracts and software transactions. For 3M, ASU No. 2009-13 is effective beginning January 1, 2011. 3M will elect to adopt the provisions of this standard prospectively to new or materially modified arrangements beginning on the effective date. The adoption of this standard is not expected to have a material impact on 3M’s consolidated results of operations or financial condition.

In October 2009, the FASB issued ASU No. 2009-14, Certain Revenue Arrangements That Include Software Elements—a consensus of the FASB Emerging Issues Task Force, that reduces the types of transactions that fall within the current scope of software revenue recognition guidance. Existing software revenue recognition guidance requires that its provisions be applied to an entire arrangement when the sale of any products or services containing or utilizing software when the software is considered more than incidental to the product or service. As a result of the amendments included in ASU No. 2009-14, many tangible products and services that rely on software will be accounted for under the multiple-element arrangements revenue recognition guidance rather than under the software revenue recognition guidance. Under the ASU, the following components would be excluded from the scope of software revenue recognition guidance:  the tangible element of the product, software products bundled with tangible products where the software components and non-software components function together to deliver the product’s essential functionality, and undelivered components that relate to software that is essential to the tangible product’s functionality. The ASU also provides guidance on how to allocate transaction consideration when an arrangement contains both deliverables within the scope of software revenue guidance (software deliverables) and deliverables not within the scope of that guidance (non-software deliverables). For 3M, ASU No. 2009-14 is effective beginning January 1, 2011. 3M will elect to adopt the provisions of this standard prospectively to new or materially modified arrangements beginning on the effective date. The adoption of this standard is not expected to have a material impact on 3M’s consolidated results of operations or financial condition.

In January 2010, the FASB issued ASU No. 2010-6, Improving Disclosures About Fair Value Measurements, that amends existing disclosure requirements under ASC 820 by adding required disclosures about items transferring into and out of levels 1 and 2 in the fair value hierarchy; adding separate disclosures about purchases, sales, issuances, and settlements relative to level 3 measurements; and clarifying, among other things, the existing fair value disclosures about the level of disaggregation. For 3M, this ASU was effective for the first quarter of 2010, except for the requirement to provide level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which is effective beginning the first quarter of 2011. Additional disclosures required by this standard for 2010 are included in Note 13. Since this standard impacts disclosure requirements only, its adoption did not have a material impact on 3M’s consolidated results of operations or financial condition.

In April 2010, the FASB issued ASU No. 2010-17, Milestone Method of Revenue Recognition—a consensus of the FASB Emerging Issues Task Force that recognizes the milestone method as an acceptable revenue recognition method for substantive milestones in research or development arrangements. This standard would require its provisions be met in order for an entity to recognize consideration that is contingent upon achievement of a substantive milestone as revenue in its entirety in the period in which the milestone is achieved. In addition, this ASU would require disclosure of certain information with respect to arrangements that contain milestones. For 3M this standard would be required prospectively beginning January 1, 2011. The adoption of this standard is not expected to have a material impact on 3M’s consolidated results of operations or financial condition.

Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2010
Acquisitions and Divestitures
Acquisitions and Divestitures

NOTE 2.  Acquisitions and Divestitures

Acquisitions:

3M makes acquisitions of certain businesses from time to time that the Company feels align with its strategic intent with respect to, among other factors, growth markets and adjacent product lines or technologies.

The impact on the consolidated balance sheet of the purchase price allocations related to acquisitions, including adjustments relative to other acquisitions within the allocation period, follows. The allocation of purchase price related to acquisitions in the fourth quarter of 2010 is considered preliminary, largely with respect to acquired tax-related assets and liabilities.

	2010 Acquisitions
(Millions) Asset (Liability)	Arizant Inc.	Attenti Holdings S.A.	Cogent Inc.	Other Acquisitions	2010 Total
Accounts receivable	$15	$23	$34	$21	$93
Inventory	36	5	17	19	77
Other current assets	3	7	31	2	43
Marketable securities	—	—	380	—	380
Property, plant, and equipment	38	9	30	29	106
Purchased intangible assets	362	90	142	69	663
Purchased goodwill	512	122	295	51	980
Accounts payable and other liabilities, net of other assets	(29)	(12)	(88)	(35)	(164)
Interest bearing debt	(31)	(21)	—	(53)	(105)
Deferred tax asset/(liability)	(141)	(16)	(47)	(21)	(225)

Net assets acquired	$765	$207	$794	$82	$1,848

Supplemental information:
Cash paid	$776	$227	$946	$156	$2,105
Less: Cash acquired	11	20	152	92	275
Cash paid, net of cash acquired	$765	$207	$794	$64	$1,830
Non-cash (financed liability)	—	—	—	18	18
Net assets acquired	$765	$207	$794	$82	$1,848

		2008 Acquisitions
(Millions) Asset (Liability)	2009 Acquisitions Total	Aearo Holding Corp.	Other Acquisitions	2008 Total
Accounts receivable	$31	$76	$70	$146
Inventory	10	81	89	170
Other current assets	—	7	8	15
Property, plant, and equipment	15	78	83	161
Purchased intangible assets	93	417	377	794
Purchased goodwill	(25)	798	594	1,392
Accounts payable and other liabilities, net of other assets	(21)	(200)	(104)	(304)
Interest bearing debt	(18)	(684)	(125)	(809)
Deferred tax asset/(liability)	(16)	(50)	(121)	(171)

Net assets acquired	$69	$523	$871	$1,394

Supplemental information:
Cash paid	$73	$562	$897	$1,459
Less: Cash acquired	4	39	26	65
Cash paid, net of cash acquired	$69	$523	$871	$1,394
Non-cash	—	—	—	—
Net assets acquired	$69	$523	$871	$1,394

Goodwill resulting from business combinations is largely attributable to the existing workforce of the acquired businesses and synergies expected to arise after 3M’s acquisition of these businesses. In-process research and development associated with these business combinations were not material. Pro forma information related to acquisitions was not included because the impact on the Company’s consolidated results of operations was not considered to be material.

In addition to business combinations, 3M periodically acquires certain tangible and/or intangible assets and purchases interests in certain enterprises that do not otherwise qualify for accounting as business combinations. These transactions are largely reflected as additional asset purchase and investment activity.

2010 acquisitions:

During 2010, 3M completed ten business combinations. The purchase price paid for these business combinations (net of cash acquired), contingent consideration paid for pre-2009 business combinations, and the impact of other matters (net) during 2010 aggregated to  $1.830 billion. In addition, the Company recorded a financed liability of 1.7 billion Japanese Yen (approximately  $18 million based on acquisition date exchange rates) as non-cash investing and financing activity, which related to April 2010 acquisition of the A-One branded label business and related operations (discussed further below).

(1) In January 2010, 3M (Consumer and Office Business) purchased all of the outstanding shares of Incavas Industria de Cabos e Vassouras Ltda., a manufacturer of floor care products based in Rio Grande do Sul, Brazil.

(2) In April 2010, 3M (Consumer and Office Business) purchased a majority stake in the A-One branded label business and related operations, which is headquartered in Tokyo, Japan and has manufacturing, distribution and sales locations around Japan. The terms of this acquisition included embedded mirroring put and call options for a fixed price and five-year term with respect to the remaining minority shares. Accordingly, 3M recorded this business combination as an acquisition of all outstanding interests with a corresponding five-year financed liability of 1.7 billion Japanese Yen relative to the embedded put/call option as of the acquisition date. The Company records interest on this liability, which is recorded in other liabilities, at an annual rate of 1%.

(3) In May 2010, 3M (Health Care Business) purchased certain assets of J.R. Phoenix Ltd., a manufacturer of hand hygiene and skin care products for health care and professional use based in Kitchener, Ontario, Canada.

(4) In June 2010, 3M (Industrial and Transportation Business) purchased all of the outstanding shares of MTI PolyFab Inc., a manufacturer of thermal and acoustic insulation for the aerospace industry. MTI PolyFab Inc. is based in Mississauga, Ontario, Canada.

(5) In July 2010, 3M (Safety, Security and Protection Services Business) purchased all of the outstanding shares of Dailys Limited, a supplier of non-woven disposable protective clothing, primarily chemical protective coveralls for industrial use. Dailys Limited is based in Ellesmere Port, United Kingdom.

(6) In October 2010, 3M (Consumer and Office Business) purchased certain assets of Ross Outdoor Sports Specialties, LLC, a Colorado-based manufacturer of fly fishing equipment and accessories.

(7) In October 2010, 3M (Health Care Business) purchased all of the outstanding shares of Hangzhou ORJ Medical Instrument and Material Co., Ltd., a manufacturer of orthodontic supplies based in Hangzhou, China.

(8) In October 2010, 3M (Health Care Business) purchased all of the outstanding shares of Arizant Inc., a manufacturer of patient warming solutions designed to prevent hypothermia in surgical settings based in Eden Prairie, Minnesota.

(9) In October 2010, 3M (Safety, Security and Protection Services Business) purchased all of the outstanding shares of Attenti Holdings S.A., a Tel Aviv, Israel-based supplier of remote people-monitoring technologies used for offender-monitoring applications and to assist eldercare facilities in monitoring and enhancing the safety of patients.

(10) In October 2010, 3M (Safety, Security and Protection Services Business) acquired a controlling interest in Cogent Inc. via a tender offer, and in December 2010 completed a second-step merger for the same amount per outstanding share as the tender offer, thereby acquiring the remaining noncontrolling interest in the company. Cogent Inc., based in Pasadena, California, is a provider of finger, palm, face and iris biometric systems for governments, law enforcement agencies, and commercial enterprises. The consideration paid in the preceding table includes  $248 million related to the December 2010 acquisition of the remaining noncontrolling interest in Cogent, Inc. Net assets acquired in the Cogent Inc. transaction included  $532 million of cash and marketable securities, as displayed in the preceding table.

Purchased identifiable intangible assets related to the acquisitions that closed in 2010 totaled  $663 million and will be amortized on a straight-line basis over a weighted-average life of 11 years (lives ranging from 2 to 17 years). Acquired identifiable intangible assets for which significant assumed renewals or extensions of underlying arrangements impacted the determination of their useful lives were not material.

In February 2011, 3M (Industrial and Transportation Business) announced that it completed its acquisition of Alpha Beta Enterprise Co. Ltd., a leading manufacturer of box sealing tape and masking tape headquartered in Taipei, Taiwan.

In December 2010, 3M (Industrial and Transportation Business) announced that it entered into an agreement to acquire Winterthur Technologie AG (Winterthur) by way of a public tender offer. Winterthur, based in Zug, Switzerland, is a leading global supplier of precision grinding technology serving customers in the area of hard-to-grind precision applications in industrial, automotive, aircraft, and cutting tools. The proposed transaction has an aggregate value of approximately  $450 million relative to all of the outstanding shares of Winterthur on a fully diluted basis. On February 11, 2011, 3M published the Definitive Interim Result of the public tender offer and waived the condition of the tendering of 67 percent of Winterthur’s shares. By that date, 3M acquired through open market purchases approximately 15% of Winterthur’s shares. An additional approximately 23% of Winterthur’s shares have been tendered under the public tender offer. The public tender offer was extended for a period of 10 trading days from February 14, 2011 to February 25, 2011 in accordance with applicable tender offer rules.  Settlement for all tendered shares will occur on March 7, 2011.

2009 acquisitions:

During 2009, 3M completed four business combinations. The purchase price paid for these business combinations (net of cash acquired) and certain acquisition costs and contingent consideration paid for pre-2009 business combinations during 2009 aggregated to  $69 million.

(1) In January 2009, 3M (Safety, Security and Protection Services Business) purchased all of the outstanding shares of Alltech Solutions, a provider of water pipe rehabilitation services based in Moncton, New Brunswick, Canada.

(2) In February 2009, 3M (Industrial and Transportation Business) purchased the assets of Compac Corp.’s pressure sensitive adhesive tape business, a global leader in providing custom solutions in coating, laminating and converting flexible substrates headquartered in Hackettstown, N.J.

(3) In April 2009, 3M (Industrial and Transportation Business) purchased all of the outstanding shares of Meguiar’s International, UK, a distributor of Meguiar’s, Inc. products based in Daventry, United Kingdom.

(4) In July 2009, 3M (Consumer and Office Business) purchased the ACE® branded (and related brands) elastic bandage, supports and thermometer product lines, which are sold broadly through consumer channels in North America.

Purchased identifiable intangible assets related to the four acquisitions that closed in 2009 totaled  $28 million. This included  $20 million of identifiable intangible assets that will be amortized on a straight-line basis over a weighted-average life of eight years (lives ranging from three to 12 years) and  $8 million of indefinite-lived intangible assets related to the well-recognized ACE® brand. Acquired identifiable intangible assets for which significant assumed renewals or extensions of underlying arrangements impacted the determination of their useful lives were not material.

2008 acquisitions:

During 2008, 3M completed 18 business combinations. The purchase price paid for business combinations (net of cash acquired) and certain contingent consideration paid during the twelve months ended December 31, 2008 for previous acquisitions aggregated to  $1.394 billion.

The 18 business combinations are summarized as follows:

(1) In March 2008, 3M (Industrial and Transportation Business) purchased certain assets of Hitech Polymers Inc., a manufacturer of specialty thermoplastic polymers and provider of toll thermoplastic compounding services based in Hebron, Kentucky.

(2) In April 2008, 3M purchased all of the outstanding shares of Aearo Holding Corp., the parent company of Aearo Technologies Inc. (hereafter referred to as Aearo), a manufacturer of personal protection and energy absorbing products. Aearo products are primarily included in the Safety, Security and Protection Services Business, but thermal acoustics systems products are included in the Industrial and Transportation Business and products for the consumer retail portion of Aearo’s business are included in the Consumer and Office Business. Cash paid, net of cash acquired, for Aearo totaled approximately  $523 million and debt assumed from Aearo totaled approximately  $684 million, which was immediately paid off.

(3) In April 2008, 3M (Health Care Business) purchased all of the outstanding shares of Les Entreprises Solumed Inc., a Quebec-based developer and marketer of leading-edge medical products designed to prevent infections in operating rooms and hospitals.

(4) In April 2008, 3M (Consumer and Office Business) purchased all of the outstanding shares of Kolors Kevarkian, S.A., a manufacturer of branded floor cleaning tools based in Argentina.

(5) In July 2008, 3M (Industrial and Transportation Business) purchased all of the outstanding shares of K&H Surface Technologies Pty. Ltd., an Australian-based manufacturing company specializing in a range of repair products for the professional do-it-yourself automotive refinish markets.

(6) In July 2008, 3M (Safety, Security and Protection Services Business) purchased all of the outstanding shares of Quest Technologies Inc., a manufacturer of environmental monitoring equipment, including noise, heat stress and vibration monitors that is headquartered in Oconomowoc, Wisconsin.

(7) In July 2008, 3M (Health Care Business) purchased all of the outstanding shares of IMTEC Corp., a manufacturer of dental implants and cone beam computed tomography scanning equipment for dental and medical radiology headquartered in Ardmore, Oklahoma.

(8) In August 2008, 3M (Health Care Business) purchased all of the outstanding shares of TOP-Service für Lingualtechnik GMbH, an orthodontic technology and services company based in Bad Essen, Germany offering a digital lingual orthodontic solution.

(9) In August 2008, 3M (Industrial and Transportation Business) purchased all of the outstanding shares of Polyfoam Products Inc., a structural adhesives company specializing in foam adhesives for tile roofing and other adhesive products for the building industry that is headquartered in Tomball, Texas.

(10) In August 2008, 3M (Industrial and Transportation Business) purchased all of the outstanding shares of Dedication to Detail, Inc., a Philadelphia-based manufacturer of paint finishing systems, including buffing and polishing pads.

(11) In September 2008, 3M (Industrial and Transportation Business) purchased all of the outstanding shares of Ligacon AG, a Switzerland-based manufacturer and supplier of filtration systems and filter elements for the pharmaceutical, biotech and general industrial markets.

(12) In October 2008, 3M (Industrial and Transportation Business) purchased all of the outstanding shares of EMFI S.A. and SAPO S.A.S., manufacturers of polyurethane-based structural adhesives and sealants, which are headquartered in Haguenau, France.

(13) In October 2008, 3M (Industrial and Transportation Business) purchased all of the outstanding shares of Meguiar’s, Inc., a 100-year-old business that manufactures the leading Meguiar’s brand of car care products for cleaning and protecting automotive surfaces, which is headquartered in Irvine, California.

(14) In November 2008, 3M (Health Care Business) purchased certain assets of Food Diagnostics AS, a provider of food diagnostics products and services for the food safety industry, which is headquartered in Oslo, Norway.

(15) In November 2008, 3M (Electro and Communications Business) purchased all of the outstanding shares of Grafoplast S.p.A, a manufacturer of wire identification systems for the wire and cable market, which is headquartered in Predosa, Italy.

(16) In December 2008, 3M (Display and Graphics Business) purchased all of the outstanding shares of Financiere Burgienne, a provider of finished license plates under the FAAB and FABRICAUTO brands in France.

(17) In December 2008, 3M (Industrial and Transportation Business) purchased all of the outstanding shares of ABRASIVOS S.A., a manufacturer of coated abrasives, headquartered in Lima, Peru.

(18) In December 2008, 3M (Consumer and Office Business) purchased certain assets of the Futuro health supports and compression hosiery product line business, headquartered in Cincinnati, OH, from Beiersdorf AG.

Purchased identifiable intangible assets totaled  $794 million and will be amortized on a straight-line basis over a weighted-average life of 13 years (lives ranging from one to 19 years). Acquired patents of  $40 million will be amortized over a weighted-average life of 11 years and other acquired intangibles of  $696 million, primarily customer relationships and tradenames, will be amortized over a weighted-average life of 13 years. Indefinite-lived assets of  $58 million were purchased in the Meguiar’s acquisition detailed above, which relate to a well recognized brand name for a company that has been in existence for more than 100 years.

Divestitures:

In June 2008, 3M completed the sale of HighJump Software, a 3M Company, to Battery Ventures, a technology venture capital and private equity firm. 3M received proceeds of  $85 million for this transaction and recognized, net of assets sold, transaction and other costs, a pre-tax loss of  $23 million (recorded in the Safety, Security and Protection Services segment) in 2008.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets
Goodwill and Intangible Assets

NOTE 3.  Goodwill and Intangible Assets

Purchased goodwill from acquisitions totaled  $978 million in 2010,  $1 million of which is deductible for tax purposes. Purchased goodwill from the four acquisitions that closed in 2009 totaled  $15 million,  $9 million of which is deductible for tax purposes. The acquisition activity in the following table also includes contingent consideration for pre-2009 acquisitions and the impacts of adjustments to the preliminary allocation of purchase price, which increased goodwill by  $2 million in 2010 and reduced goodwill by  $40 million in 2009. The amounts in the “Translation and other” column in the following table primarily relate to changes in foreign currency exchange rates. The goodwill balance by business segment follows:

Goodwill

(Millions)	Dec. 31, 2008 Balance	2009 acquisition activity	2009 translation and other	Dec. 31, 2009 Balance	2010 acquisition activity	2010 translation and other	Dec. 31, 2010 Balance
Industrial and Transportation	$1,711	$(4)	$50	$1,757	$8	$18	$1,783
Health Care	988	5	14	1,007	520	(21)	1,506
Display and Graphics	1,042	(44)	(8)	990	—	4	994
Consumer and Office	155	11	(11)	155	24	8	187
Safety, Security and Protection Services	1,157	6	57	1,220	428	22	1,670
Electro and Communications	700	1	2	703	—	(23)	680
Total Company	$5,753	$(25)	$104	$5,832	$980	$8	$6,820

Accounting standards require that goodwill be tested for impairment annually and between annual tests in certain circumstances such as a change in reporting units or the testing of recoverability of a significant asset group within a reporting unit. At 3M, reporting units generally correspond to a division.

As discussed in Note 17 to the Consolidated Financial Statements, effective in the first quarter of 2011, 3M made certain product moves between its business segments, with the resulting impact reflected in the goodwill balances by business segment above for all periods presented. For those changes that resulted in reporting unit changes, the Company applied the relative fair value method to determine the impact to reporting units. During the first quarter of 2011, the Company completed its assessment of any potential goodwill impairment for reporting units impacted by this new structure and determined that no impairment existed.

As discussed in Note 13, in June 2009, 3M tested the long lived assets grouping associated with the U.K. passport production activity of 3M’s Security Systems Division for recoverability. This circumstance required the Company to also test goodwill for impairment at the reporting unit (Security Systems Division) level. 3M completed its assessment of potential goodwill impairment for this reporting unit and determined that no goodwill impairment existed as of June 30, 2009. The Company also completed its annual goodwill impairment test in the fourth quarter of 2010 for all reporting units and determined that no impairment existed. In addition, the Company had no impairments of goodwill in prior years.

Acquired Intangible Assets

For 2010, intangible assets (excluding goodwill) acquired through business combinations increased the gross carrying amount by  $663 million. Balances are also impacted by changes in foreign currency exchange rates. The gross carrying amount and accumulated amortization of acquired intangible assets as of December 31 follow:

(Millions)	2010	2009
Patents	$551	$457
Other amortizable intangible assets (primarily tradenames and customer-related intangibles)	2,016	1,528
Non-amortizable intangible assets (tradenames)	125	129
Total gross carrying amount	$2,692	$2,114
Accumulated amortization — patents	(345)	(339)
Accumulated amortization — other	(527)	(433)
Total accumulated amortization	(872)	(772)
Total intangible assets — net	$1,820	$1,342

3M has certain tradenames that are not amortized because of the long-time established name recognition in their respective industries.

Amortization expense for acquired intangible assets increased significantly in 2009 compared to 2008 due to the significant amount of acquired intangibles in 2008 (Note 2). Amortization expense for the years ended December 31 follows:

(Millions)	2010	2009	2008
Amortization expense	$176	$181	$122

Expected amortization expense for acquired amortizable intangible assets recorded as of December 31, 2010 follows:

(Millions)	2011	2012	2013	2014	2015	After 2015
Amortization expense	$208	$200	$189	$169	$157	$772

The preceding expected amortization expense is an estimate. Actual amounts of amortization expense may differ from estimated amounts due to additional intangible asset acquisitions, changes in foreign currency exchange rates, impairment of intangible assets, accelerated amortization of intangible assets and other events. 3M expenses the costs incurred to renew or extend the term of intangible assets.

Restructuring Actions and Exit Activities	12 Months Ended
Dec. 31, 2010
Restructuring Actions and Exit Activities
Restructuring Actions and Exit Activities

NOTE 4.  Restructuring Actions and Exit Activities

Restructuring actions and exit activities generally include significant actions involving employee-related severance charges, contract termination costs, and impairment of assets associated with such actions. Accounting policies related to these activities are discussed in Note 1.

The following provides information, respectively, concerning the Company’s 2009/2008 restructuring actions and its exit activities during 2008.

2009 and 2008 Restructuring Actions:

During the fourth quarter of 2008 and the first nine months of 2009, management approved and committed to undertake certain restructuring actions. Due to the rapid decline in global business activity in the fourth quarter of 2008 and into the first three quarters of 2009, 3M aggressively reduced its cost structure and rationalized several facilities, including manufacturing, technical and office facilities. These actions included all geographies, with particular attention in the developed areas of the world that have and are experiencing large declines in business activity, and included the following:

·                     During the fourth quarter of 2008, 3M announced the elimination of more than 2,400 positions. Of these employment reductions, about 31 percent were in the United States, 29 percent in Europe, 24 percent in Latin America and Canada, and 16 percent in the Asia Pacific area. These restructuring actions resulted in a fourth-quarter 2008 pre-tax charge of  $229 million, with  $186 million for employee-related items/benefits and other, and  $43 million related to fixed asset impairments. The preceding charges were recorded in cost of sales ( $84 million), selling, general and administrative expenses ( $135 million), and research, development and related expenses ( $10 million). Cash payments in 2008 related to this restructuring were not material.

·                     During the first quarter of 2009, 3M announced the elimination of approximately 1,200 positions. Of these employment reductions, about 43 percent were in the United States, 36 percent in Latin America, 16 percent in Europe and 5 percent in the Asia Pacific area. These restructuring actions resulted in a first-quarter 2009 pre-tax charge of  $67 million, with  $61 million for employee-related items/benefits and  $6 million related to fixed asset impairments. The preceding charges were recorded in cost of sales ( $17 million), selling, general and administrative expenses ( $47 million), and research, development and related expenses ( $3 million).

·                     During the second quarter of 2009, 3M announced the permanent reduction of approximately 900 positions, the majority of which were concentrated in the United States, Western Europe and Japan. In the United States, another 700 people accepted a voluntary early retirement incentive program offer, which resulted in a  $21 million non-cash charge. Of these aggregate employment reductions, about 66 percent were in the United States, 17 percent in the Asia Pacific area, 14 percent in Europe and 3 percent in Latin America and Canada. These restructuring actions in total resulted in a second-quarter 2009 pre-tax charge of  $116 million, with  $103 million for employee-related items/benefits and  $13 million related to fixed asset impairments. The preceding charges were recorded in cost of sales ( $68 million), selling, general and administrative expenses ( $44 million), and research, development and related expenses ( $4 million).

·                     During the third quarter of 2009, 3M announced the elimination of approximately 200 positions, with the majority of those occurring in Western Europe and, to a lesser extent, the United States. These restructuring actions, including a non-cash charge related to a pension settlement in Japan, resulted in a third-quarter 2009 net pre-tax charge of  $26 million for employee-related items/benefits and other, which is net of  $7 million of adjustments to prior 2008 and 2009 restructuring actions. The preceding charges were recorded in cost of sales ( $25 million) and research, development and related expenses ( $1 million).

The restructuring expenses related to these actions are summarized by income statement line as follows:

(Millions)	2009	2008
Cost of sales	$110	$84
Selling, general and administrative expenses	91	135
Research, development and related expenses	8	10
Total restructuring expense	$209	$229

Components of these restructuring actions by business segment and a roll-forward of associated balances follow below. Cash payments in 2008 related to these actions were not material.

(Millions)	Employee- Related Items/ Benefits and Other	Asset Impairments	Total

Expenses incurred in 2008:
Industrial and Transportation	$33	$7	$40
Health Care	37	14	51
Display and Graphics	15	9	24
Consumer and Office	17	1	18
Safety, Security and Protection Services	12	—	12
Electro and Communications	7	—	7
Corporate and Unallocated	65	12	77
Total 2008 expenses	$186	$43	$229

Non-cash changes in 2008	$—	$(43)	$(43)

Expenses incurred in 2009:
Industrial and Transportation	$84	$5	$89
Health Care	20	—	20
Display and Graphics	9	13	22
Consumer and Office	13	—	13
Safety, Security and Protection Services	16	—	16
Electro and Communications	11	—	11
Corporate and Unallocated	37	1	38
Total 2009 expenses	$190	$19	$209

Non-cash changes in 2009	$(34)	$(19)	$(53)
Cash payments, net of adjustments, in 2009	$(266)	$—	$(266)
Accrued liability balance as of December 31, 2009	$76	$—	$76

Cash payments, net of adjustments, in 2010	$(54)	$—	$(54)
Accrued liability balance as of December 31, 2010	$22	$—	$22

The majority of the remaining employee related items and benefits are expected to be paid out in cash in 2011.

Exit Activities:

During the second and third quarters of 2008, management approved and committed to undertake certain exit activities, which resulted in a pre-tax charge of  $68 million. These charges primarily related to employee-related liabilities and fixed asset impairments. During the fourth quarter of 2008, a pre-tax benefit of  $10 million was recorded, which primarily related to adjustments to employee-related liabilities for second and third-quarter 2008 exit activities. In total for 2008, these actions resulted in pre-tax charges for Industrial and Transportation ( $26 million); Display and Graphics ( $18 million); Health Care ( $9 million); Safety, Security and Protection Services ( $3 million); and Corporate and Unallocated ( $2 million). These charges were recorded in cost of sales ( $38 million), selling, general and administrative expenses ( $17 million), and research, development and related expenses ( $3 million).

Supplemental Balance Sheet Information	12 Months Ended
Dec. 31, 2010
Supplemental Balance Sheet Information
Supplemental Balance Sheet Information

NOTE 5.  Supplemental Balance Sheet Information

Accounts payable (included as a separate line item in the Consolidated Balance Sheet) includes drafts payable on demand of  $82 million and  $83 million as of December 31, 2010, and 2009, respectively. Accumulated depreciation for capital leases totaled  $50 million at both December 31, 2010 and 2009. Additional supplemental balance sheet information is provided in the table that follows.

(Millions)	2010	2009
Other current assets
Prepaid expenses and other	$555	$657
Deferred income taxes	282	330
Derivative assets-current	38	25
Product and other insurance receivables	92	110
Total other current assets	$967	$1,122

Investments
Equity-method	$84	$73
Available-for-sale	21	11
Cost method and other	41	19
Total investments	$146	$103

Property, plant and equipment — at cost
Land	$358	$291
Buildings and leasehold improvements	6,321	6,069
Machinery and equipment	12,769	12,296
Construction in progress	656	627
Capital leases	149	157
Gross property, plant and equipment	20,253	19,440
Accumulated depreciation	(12,974)	(12,440)
Property, plant and equipment — net	$7,279	$7,000

Other assets
Deferred income taxes	$648	$625
Product and other insurance receivables	143	171
Cash surrender value of life insurance policies	213	202
Other	258	277
Total other assets	$1,262	$1,275

Other current liabilities
Accrued trade payables	$476	$464
Deferred income	369	316
Derivative liabilities	87	94
Restructuring actions	22	76
Employee benefits and withholdings	167	150
Product and other claims	132	123
Property and other taxes	196	198
Pension and postretirement benefits	41	41
Deferred income taxes	26	27
Other	506	410
Total other current liabilities	$2,022	$1,899

Other liabilities
Long term income taxes payable	$627	$611
Employee benefits	524	491
Product and other claims	324	330
Capital lease obligations	94	107
Deferred income	18	23
Deferred income taxes	198	91
Other	69	74
Total other liabilities	$1,854	$1,727

Supplemental Equity and Comprehensive Income Information	12 Months Ended
Dec. 31, 2010
Supplemental Equity and Comprehensive Income Information
Supplemental Equity and Comprehensive Income Information

NOTE 6.  Supplemental Equity and Comprehensive Income Information

Common stock ( $.01 par value per share) of 3.0 billion shares is authorized, with 944,033,056 shares issued. Treasury stock is reported at cost, with 232,055,448 shares at December 31, 2010, 233,433,937 shares at December 31, 2009, and 250,489,769 shares at December 31, 2008. Preferred stock, without par value, of 10 million shares is authorized but unissued.

The components of other comprehensive income (loss) and accumulated other comprehensive income (loss) attributable to 3M follow.

Accumulated Other Comprehensive Income (Loss) Attributable to 3M

(Millions)	Dec. 31, 2010	Dec. 31, 2009
Cumulative translation adjustment	$374	$122
Defined benefit pension and postretirement plans adjustment	(3,879)	(3,831)
Debt and equity securities, unrealized gain (loss)	(6)	(9)
Cash flow hedging instruments, unrealized gain (loss)	(32)	(36)
Total accumulated other comprehensive income (loss)	$(3,543)	$(3,754)

Components of Comprehensive Income (Loss) Attributable to 3M

Years ended December 31

(Millions)	2010	2009	2008
Net income attributable to 3M	$4,085	$3,193	$3,460

Cumulative translation	213	288	(920)
Tax effect	(8)	(2)	32
Cumulative translation - net of tax	205	286	(888)

Defined benefit pension and postretirement plans adjustment	(68)	(442)	(3,258)
Tax effect	28	133	1,186
Defined benefit pension and postretirement plans adjustment - net of tax	(40)	(309)	(2,072)

Debt and equity securities, unrealized gain (loss)	5	17	(18)
Tax effect	(2)	(7)	7
Debt and equity securities, unrealized gain (loss) - net of tax	3	10	(11)

Cash flow hedging instruments, unrealized gain (loss)	6	(130)	124
Tax effect	(2)	50	(52)
Cash flow hedging instruments, unrealized gain (loss) - net of tax	4	(80)	72

Total comprehensive income (loss) attributable to 3M	$4,257	$3,100	$561

Reclassification adjustments are made to avoid double counting in comprehensive income items that are also recorded as part of net income. Reclassifications to earnings from accumulated other comprehensive income that related to pension and postretirement expense in the income statement were  $306 million pre-tax ( $197 million after-tax) in 2010,  $141 million pre-tax ( $92 million after-tax) in 2009, and  $79 million pre-tax ( $52 million after-tax) in 2008. These pension and postretirement expense pre-tax amounts are shown in the table in Note 11 as amortization of transition (asset) obligation, amortization of prior service cost (benefit) and amortization of net actuarial (gain) loss. Cash flow hedging instruments reclassifications are provided in Note 12. Reclassifications to earnings from accumulated other comprehensive income for debt and equity securities were not material for 2010, and as shown in the auction rate securities table in Note 13, primarily relate to a loss of approximately  $2 million pre-tax for 2009 and a loss of approximately  $6 million pre-tax for 2008. Other reclassification adjustments were not material. Income taxes are not provided for foreign translation relating to permanent investments in international subsidiaries, but tax effects within cumulative translation does include impacts from items such as net investment hedge transactions.

Purchase of Subsidiary Shares and Transfers of Ownership Interests Involving Non-Wholly Owned Subsidiaries

During the second half of 2009 and the first half of 2010, 3M effected a purchase of subsidiary shares and transfers of ownership interests to align activities in Japan and to simplify the Company’s ownership structure. As a result of these activities, beginning in June 2010 the Company has a wholly owned subsidiary in the region in addition to its majority owned Sumitomo 3M Limited entity (Sumitomo 3M). Because the Company retained its controlling interest in the subsidiaries involved, these activities resulted in changes to 3M Company shareholders’ equity and noncontrolling interest. These activities included the following:

·                  During the second half of 2009, a wholly owned subsidiary that, in turn, owned a portion of the Company’s majority owned Sumitomo 3M, was transferred to another subsidiary (referred to herein as 3M HC) that was majority, rather than wholly, owned. Sumitomo 3M also owned a portion of 3M HC. As a result of the transaction, 3M’s effective ownership in Sumitomo 3M was reduced from 75 percent to 71.5 percent. The transfer resulted in a decrease in 3M Company shareholders’ equity and an increase in noncontrolling interest of  $81 million in the second half of 2009.

·                  During the first quarter of 2010, majority owned 3M HC which, as a result of the transfer above owned a portion of the Company’s majority owned Sumitomo 3M, transferred this interest to Sumitomo 3M. In addition, Sumitomo 3M purchased a portion of its shares held by its noncontrolling interest, Sumitomo Electric Industries, Ltd. (SEI), by paying cash of 5.8 billion Japanese Yen and entering into a note payable to SEI of 17.4 billion Japanese Yen (approximately  $63 million and  $188 million, respectively, based on applicable exchange rates at that time). As a result of these transactions, 3M’s effective ownership in Sumitomo 3M was increased from 71.5 percent to 75 percent. The cash paid as a result of the purchase of Sumitomo 3M shares from SEI was classified as an investing activity in the consolidated statement of cash flows. The remainder of the purchase financed by the note payable to SEI was considered non-cash investing and financing activity in the first quarter of 2010. These transactions resulted in an increase in 3M Company shareholders’ equity of  $22 million and a decrease in noncontrolling interest of  $278 million in the first quarter of 2010.

·                  During the second quarter of 2010, majority owned Sumitomo 3M transferred its interest in 3M HC to 3M HC. As a result of this transaction, 3M HC became wholly owned by the Company. The transfer resulted in an increase in 3M Company shareholders’ equity and a decrease in noncontrolling interest of  $24 million in the second quarter of 2010.

3M also acquired the remaining noncontrolling interest of a previously majority owned subsidiary for an immaterial amount during the first half of 2010. In addition, as discussed in Note 2, in October 2010 3M acquired a controlling interest in Cogent Inc. via a tender offer and in December 2010 completed a second-step merger for the same amount per outstanding share as the tender offer, thereby acquiring the remaining noncontrolling interest in Cogent Inc. The resulting October 2010 increase and December 2010 decrease in noncontrolling interest associated with the Cogent Inc. transactions are presented netting to zero with respect to the amount impacting noncontrolling interest in the consolidated statement of changes in equity. However, the December 2010 transaction resulted in an immaterial transfer from noncontrolling interest to 3M Company shareholders’ equity.

The following table summarizes the effects of these transactions on equity attributable to 3M Company shareholders for the respective periods.

(Millions)	2010	2009
Net income attributable to 3M	$4,085	$3,193
Transfer from (to) noncontrolling interest	43	(81)
Change in 3M Company shareholders’ equity from net income attributable to 3M and transfers from (to) noncontrolling interest	$4,128	$3,112

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2010
Supplemental Cash Flow Information
Supplemental Cash Flow Information

NOTE 7.  Supplemental Cash Flow Information

(Millions)	2010	2009	2008
Cash income tax payments	$1,509	$834	$1,778
Cash interest payments	201	236	196
Capitalized interest	17	27	28

Individual amounts in the Consolidated Statement of Cash Flows exclude the impacts of acquisitions, divestitures and exchange rate impacts, which are presented separately. “Other — net” in the Consolidated Statement of Cash Flows within operating activities in 2010, 2009 and 2008 includes changes in liabilities related to 3M’s restructuring actions (Note 4).

Transactions related to investing and financing activities with significant non-cash components are as follows:

·                  During 2010, Sumitomo 3M purchased a portion of its shares held by its noncontrolling interest, Sumitomo Electric Industries, Ltd. (SEI), by paying cash of 5.8 billion Japanese Yen and entering into a note payable to SEI of 17.4 billion Japanese Yen. The cash paid as a result of the purchase of Sumitomo 3M shares from SEI was classified as an investing activity in the consolidated statement of cash flows. The remainder of the purchase financed by the note payable to SEI was considered non-cash investing and financing activity in the first quarter of 2010. This is described in Note 6 in the section entitled “Purchase of Subsidiary Shares and Transfers of Ownership Interests Involving Non-Wholly Owned Subsidiaries”.

·                  Also in 2010, as discussed in Note 2, the Company recorded a financed liability of 1.7 billion Japanese Yen related to the A-One acquisition.

·                  During 2009, 3M recorded a capital lease asset and obligation of approximately  $50 million related to an IT investment with an amortization period of seven years and contributed  $600 million to its U.S. defined benefit pension plan in shares of the Company’s common stock.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

NOTE 8.  Income Taxes

Income Before Income Taxes

(Millions)	2010	2009	2008
United States	$2,778	$2,338	$2,251
International	2,977	2,294	2,857
Total	$5,755	$4,632	$5,108

Provision for Income Taxes

(Millions)	2010	2009	2008
Currently payable
Federal	$837	$88	$882
State	73	13	14
International	796	586	820
Deferred
Federal	55	489	(168)
State	43	56	34
International	(212)	156	6
Total	$1,592	$1,388	$1,588

Components of Deferred Tax Assets and Liabilities

(Millions)	2010	2009
Deferred tax assets:
Accruals not currently deductible
Employee benefit costs	$99	$168
Product and other claims	148	160
Miscellaneous accruals	175	180
Pension costs	724	852
Stock-based compensation	501	473
Net operating/capital loss carryforwards	437	59
Foreign tax credits	281	286
Other - net	46	—
Gross deferred tax assets	2,411	2,178
Valuation allowance	(128)	(23)
Total deferred tax assets	$2,283	$2,155

Deferred tax liabilities:
Product and other insurance receivables	$(59)	$(80)
Accelerated depreciation	(695)	(571)
Intangible amortization	(823)	(662)
Other - net	—	(5)
Total deferred tax liabilities	(1,577)	(1,318)

Net deferred tax assets	$706	$837

The net deferred tax assets are included as components of Other Current Assets, Other Assets, Other Current Liabilities, and Other Liabilities within the Consolidated Balance Sheet. See Note 5 “Supplemental Balance Sheet Information” for further details.

Reconciliation of Effective Income Tax Rate

	2010	2009	2008
Statutory U.S. tax rate	35.0%	35.0%	35.0%
State income taxes — net of federal benefit	1.2	1.0	0.8
International income taxes — net	(7.1)	(5.3)	(4.1)
U.S. research and development credit	(0.2)	(0.3)	(0.5)
Reserves for tax contingencies	(0.5)	0.8	0.8
Restructuring actions	—	—	0.4
Medicare Modernization Act	1.0	(0.2)	(0.2)
Domestic Manufacturer’s deduction	(1.4)	(0.5)	(0.8)
All other — net	(0.3)	(0.5)	(0.3)
Effective worldwide tax rate	27.7%	30.0%	31.1%

Under a Federal program (Medicare Modernization Act) that was established to encourage companies to provide retiree prescription drug coverage, many companies, including 3M, received a tax-advantaged subsidy. The tax advantage of the subsidy was eliminated by the Patient Protection and Affordable Care Act (H.R. 3590), including modifications included in the Health Care and Education Reconciliation Act of 2010 (collectively, the “Act’), which were enacted in March 2010. Although the elimination of this tax advantage does not take effect until 2013 under the Act, 3M was required to recognize the full accounting impact in its financial statements in the period in which the Act was signed. Because future anticipated retiree health care liabilities and related tax subsidies are already reflected in 3M’s financial statements, the change in law resulted in a reduction of the value of the company’s deferred tax asset related to the subsidy. This reduction in value resulted in a one-time non-cash income tax charge to 3M’s earnings in 2010 of approximately  $84 million, or 12 cents per diluted share.

While the preceding item increased the effective tax rate, the most significant item that decreased the effective tax rate in both 2010 and 2009 related to international taxes. In 2010, this was due primarily to the 2010 tax benefits of net operating losses partially offset by a valuation allowance resulting from the corporate alignment transactions that allowed the Company to increase its ownership of a foreign subsidiary. The transactions are described in the section of Note 6 entitled “Purchase of Subsidiary Shares and Transfers of Ownership Interest Involving Non-Wholly Owned Subsidiaries”. Adjustments to income tax reserves and the Domestic Manufacturer’s deduction also benefited year-on-year effective tax rates.

As of December 31, 2010, the Company had tax effected federal, state, and international operating loss carryovers of approximately  $15 million,  $13 million, and  $409 million (before valuation allowances). The federal operating loss carryovers will expire after twenty years, the state after five to ten years, and the majority of international after seven years with the remaining international expiring in one year or with an indefinite carryover period. The Company has provided a  $128 million valuation allowance against certain of these deferred tax assets based on management’s determination that it is more-likely-than-not that the tax benefits related to these assets will not be realized.

The Company files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2002.

The IRS completed its field examination of the Company’s U.S. federal income tax returns for the years 2005 through 2007 in the fourth quarter of 2009. The Company protested certain IRS positions within these tax years and entered into the administrative appeals process with the IRS during the first quarter of 2010. During the first quarter of 2010, the IRS completed its field examination of the Company’s U.S. federal income tax return for the 2008 year. The Company protested certain IRS positions for 2008 and entered into the administrative appeals process with the IRS during the second quarter of 2010. Currently, the Company is under examination by the IRS for its U.S. federal income tax returns for the years 2009 and 2010. It is anticipated that the IRS will complete its examination of the Company for 2009 by the end of the first quarter of 2011, and for 2010 by the end of the first quarter of 2012. As of December 31, 2010, the IRS has not proposed any significant adjustments to the Company’s tax positions for which the Company is not adequately reserved.

During the first quarter of 2010, the Company paid the agreed upon assessments for the 2005 tax year. During the second quarter of 2010, the Company paid the agreed upon assessments for the 2008 tax year. Payments relating to other proposed assessments arising from the 2005 through 2010 examinations may not be made until a final agreement is reached between the Company and the IRS on such assessments or upon a final resolution resulting from the administrative appeals process or judicial action. In addition to the U.S. federal examination, there is also limited audit activity in several U.S. state and foreign jurisdictions.

3M anticipates changes to the Company’s uncertain tax positions due to the closing of the various audit years mentioned above. Currently, the Company is not able to reasonably estimate the amount by which the liability for unrecognized tax benefits will increase or decrease during the next 12 months as a result of the ongoing income tax authority examinations.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits (UTB) is as follows:

Federal, State and Foreign Tax

(Millions)	2010	2009	2008
Gross UTB Balance at January 1	$618	$557	$680

Additions based on tax positions related to the current year	128	121	126
Additions for tax positions of prior years	142	164	98
Reductions for tax positions of prior years	(161)	(177)	(180)
Settlements	(51)	—	(101)
Reductions due to lapse of applicable statute of limitations	(54)	(47)	(66)

Gross UTB Balance at December 31	$622	$618	$557

Net UTB impacting the effective tax rate at December 31	$394	$425	$334

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate by  $394 million as of December 31, 2010,  $425 million as of December 31, 2009, and  $334 million as of December 31, 2008. The ending net UTB results from adjusting the gross balance for items such as Federal, State, and non-U.S. deferred items, interest and penalties, and deductible taxes. The net UTB is included as components of Other Current Assets, Other Assets, and Other Liabilities within the Consolidated Balance Sheet.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. The Company recognized in the consolidated statement of income on a gross basis approximately  $9 million of benefit,  $6 million of expense, and  $8 million of expense in 2010, 2009, and 2008, respectively. At December 31, 2010 and December 31, 2009, accrued interest and penalties in the consolidated balance sheet on a gross basis were  $52 million and  $53 million, respectively. Included in these interest and penalty amounts are interest and penalties related to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

During 2010, the Company contributed  $556 million to its U.S. and international pension plans and  $62 million to its postretirement plans. During 2009, the Company contributed  $1.259 billion to its U.S. and international pension plans and  $133 million to its postretirement plans. Of this amount,  $600 million was contributed in shares of the Company’s common stock to the Company’s principal U.S. qualified pension plan. During 2008, the Company contributed  $421 million to its U.S. and international pension plans and  $53 million to its postretirement plans. The current income tax provision includes a benefit for the pension contributions; the deferred tax provision includes a cost for the related temporary difference.

As a result of certain employment commitments and capital investments made by 3M, income from manufacturing activities in China, Taiwan, Brazil, Korea, and Singapore is subject to reduced tax rates or, in some cases, is exempt from tax for years through 2010, 2011, 2013, 2014, and 2023, respectively. The income tax benefits attributable to the tax status of these subsidiaries are estimated to be  $69 million (10 cents per diluted share) in 2010,  $50 million (7 cents per diluted share) in 2009, and  $44 million (6 cents per diluted share) in 2008.

The Company has not provided deferred taxes on unremitted earnings attributable to international companies that have been considered to be reinvested indefinitely. These earnings relate to ongoing operations and were approximately  $5.6 billion as of December 31, 2010. Because of the availability of U.S. foreign tax credits, it is not practicable to determine the income tax liability that would be payable if such earnings were not indefinitely reinvested.

Marketable Securities	12 Months Ended
Dec. 31, 2010
Marketable Securities
Marketable Securities

NOTE 9.  Marketable Securities

The Company invests in agency securities, corporate securities, asset-backed securities, treasury securities and other securities. The following is a summary of amounts recorded on the Consolidated Balance Sheet for marketable securities (current and non-current).

	Dec. 31,	Dec. 31,
(Millions)	2010	2009

U.S. government agency securities	$246	$326
Foreign government agency securities	52	—
Corporate debt securities	280	154
Commercial paper	55	—
U.S. treasury securities	55	—
U.S. municipal securities	20	—
Asset-backed securities:
Automobile loan related	253	198
Credit card related	79	9
Equipment lease related	24	41
Other	8	8
Asset-backed securities total	364	256
Other securities	29	8

Current marketable securities	$1,101	$744

U.S. government agency securities	$63	$165
Foreign government agency securities	3	—
Corporate debt securities	192	112
U.S. treasury securities	44	94
U.S. municipal securities.	3	—
Asset-backed securities:
Automobile loan related	144	317
Credit card related	70	98
Equipment lease related	14	29
Other	—	5
Asset-backed securities total	228	449
Auction rate securities	7	5

Non-current marketable securities	$540	$825

Total marketable securities	$1,641	$1,569

Classification of marketable securities as current or non-current is dependent upon management’s intended holding period, the security’s maturity date and liquidity considerations based on market conditions. If management intends to hold the securities for longer than one year as of the balance sheet date, they are classified as non-current. At December 31, 2010, gross unrealized losses totaled approximately  $9 million (pre-tax), while gross unrealized gains totaled approximately  $5 million (pre-tax). At December 31, 2009, gross unrealized losses totaled approximately  $12 million (pre-tax), while gross unrealized gains totaled approximately  $3 million (pre-tax). Gross realized gains on sales or maturities of marketable securities were not material in 2010 and 2009 and totaled  $5 million in 2008. Gross realized losses on sales or maturities of marketable securities were not material in 2010, totaled  $3 million in 2009, and were not material in 2008. Cost of securities sold use the first in, first out (FIFO) method. Since these marketable securities are classified as available-for-sale securities, changes in fair value will flow through other comprehensive income, with amounts reclassified out of other comprehensive income into earnings upon sale or “other-than-temporary” impairment.

3M reviews impairments associated with its marketable securities in accordance with the measurement guidance provided by ASC 320, Investments-Debt and Equity Securities, when determining the classification of the impairment as “temporary” or “other-than-temporary”. A temporary impairment charge results in an unrealized loss being recorded in the other comprehensive income component of shareholders’ equity. Such an unrealized loss does not reduce net income attributable to 3M for the applicable accounting period because the loss is not viewed as other-than-temporary. The factors evaluated to differentiate between temporary and other-than-temporary include the projected future cash flows, credit ratings actions, and assessment of the credit quality of the underlying collateral, as well as other factors.

The balance at December 31, 2010 for marketable securities by contractual maturity are shown below. Actual maturities may differ from contractual maturities because the issuers of the securities may have the right to prepay obligations without prepayment penalties.

Dec. 31,
(Millions)	2010

Due in one year or less	$794
Due after one year through three years	796
Due after three years through five years	17
Due after five years	34

Total marketable securities	$1,641

3M has a diversified marketable securities portfolio of  $1.641 billion as of December 31, 2010. Within this portfolio, current and long-term asset-backed securities (estimated fair value of  $592 million) are primarily comprised of interests in automobile loans and credit cards. At December 31, 2010, the asset-backed securities credit ratings were AAA or A-1+, with the exception of two securities rated AA+ with a fair market value of less than  $2 million.

3M’s marketable securities portfolio includes auction rate securities that represent interests in investment grade credit default swaps; however, currently these holdings comprise less than one percent of this portfolio. The estimated fair value of auction rate securities are  $7 million and  $5 million as of December 31, 2010 and 2009, respectively. Gross unrealized losses within accumulated other comprehensive income related to auction rate securities totaled  $6 million (pre-tax) and  $8 million (pre-tax) as of December 31, 2010 and 2009, respectively. As of December 31, 2010, auction rate securities associated with these balances have been in a loss position for more than 12 months. Since the second half of 2007, these auction rate securities failed to auction due to sell orders exceeding buy orders. Liquidity for these auction-rate securities is typically provided by an auction process that resets the applicable interest rate at pre-determined intervals, usually every 7, 28, 35, or 90 days. The funds associated with failed auctions will not be accessible until a successful auction occurs or a buyer is found outside of the auction process. Refer to Note 13 for a table that reconciles the beginning and ending balances of auction rate securities.

Long-Term Debt and Short-Term Borrowings	12 Months Ended
Dec. 31, 2010
Long-Term Debt and Short-Term Borrowings
Long-Term Debt and Short-Term Borrowings

NOTE 10.  Long-Term Debt and Short-Term Borrowings

The following debt tables reflect interest rates, including the effects of interest rate swaps, as of December 31, 2010. Long-term debt and short-term borrowings as of December 31 consisted of the following:

Long-Term Debt

(Millions) Description / 2010 Principal Amount	Currency/ Fixed vs. Floating	Effective Interest Rate	Final Maturity Date	2010	2009
Eurobond (775 million Euros)	Euro Fixed	4.30%	2014	$1,055	$898
Medium-term note ( $850 million)	USD Fixed	4.42%	2013	849	849
Medium-term note ( $800 million)	USD Floating	3.24%	2011	806	801
30-year bond ( $750 million)	USD Fixed	5.73%	2037	747	747
Eurobond (250 million Euros)	Euro Floating	1.18%	2014	357	623
Medium-term note ( $500 million)	USD Fixed	4.67%	2012	500	500
30-year debenture ( $330 million)	USD Fixed	6.01%	2028	349	350
Dealer Remarketable Securities	USD Fixed	—%	2010	—	350
Convertible notes ( $252 million)	USD Fixed	0.50%	2032	226	225
Japan borrowing (11.6 billion Japanese Yen)	JPY Floating	0.76%	2011	142	—
Canada borrowing (100.5 million Canadian Dollar)	CAD Floating	1.80%	2012	101	—
Floating rate note ( $100 million)	USD Floating	0.00%	2041	100	100
Floating rate note ( $60 million)	USD Floating	0.00%	2044	60	60
Other borrowings	Various	0.08%	2011-2040	76	116
Total long-term debt				$5,368	$5,619
Less: current portion of long-term debt				1,185	522
Long-term debt (excluding current portion)				$4,183	$5,097

Short-Term Borrowings and Current Portion of Long-Term Debt

(Millions)	Effective Interest Rate	2010	2009
Current portion of long-term debt	2.41%	$1,185	$522
U.S. dollar commercial paper	—	—	—
Other borrowings	2.47%	84	91
Total short-term borrowings and current portion of long-term debt		$1,269	$613

The following weighted-average effective interest rate table reflects the combined effects of interest rate and currency swaps at December 31, 2010 and 2009.

Weighted-Average Effective Interest Rate

	Total
At December 31	2010	2009
Short-term	2.41%	4.51%
Long-term	4.22%	4.04%

Maturities of long-term debt for the five years subsequent to December 31, 2010 are as follows (in millions):

2011	2012	2013	2014	2015	After 2015	Total
$1,185	$752	$922	$1,413	$—	$1,096	$5,368

The Company’s  $350 million of Dealer Remarketable Securities matured in December 2010. These securities were originally issued in December 2000. Long-term debt payments due in 2011 include  $160 million of floating rate notes. The floating rate notes are classified as current portion of long-term debt as the result of put provisions associated with these debt instruments. Additionally, payments due in 2012 include the  $226 million carrying amount of Convertible Notes, and payments due in 2013 include  $73 million of floating rate notes, as a result of put provisions.

During the first quarter of 2010, the Company entered into a floating rate note payable of 17.4 billion Japanese Yen (approximately  $188 million based on applicable exchange rates at that time) in connection with the purchase of additional interest in the Company’s Sumitomo 3M Limited subsidiary as discussed in Note 6. This note is due in three equal installments of 5.8 billion Japanese Yen, with one installment paid on September 30, 2010, and the remaining installments due March 30, 2011 and September 30, 2011. 11.6 billion Japanese Yen is outstanding on this obligation at year-end 2010. Interest accrues on the note based on the three-month Tokyo Interbank Offered Rate (TIBOR) plus 40 basis points.

In the fourth quarter of 2010, the Company entered into a 100.5 million Canadian Dollar loan, with four equal installments due in April 2011, July 2011, October 2011 and January 2012. At December 31, 2010, the floating interest rate on this loan was 1.8%.

Other borrowings included debt held by 3M’s international companies and floating rate notes in the United States, with the long-term portion of this debt primarily composed of U.S. dollar floating rate debt.

The Company has an AA- credit rating, with a stable outlook, from Standard & Poor’s and an Aa2 credit rating, with a stable outlook, from Moody’s Investors Service. Under the Company’s  $1.5-billion five-year credit facility agreement that was effective April 30, 2007, 3M is required to maintain its EBITDA to Interest Ratio as of the end of each fiscal quarter at not less than 3.0 to 1. This is calculated (as defined in the agreement) as the ratio of consolidated total EBITDA for the four consecutive quarters then ended to total interest expense on all funded debt for the same period. At December 31, 2010, this ratio was approximately 35 to 1. At December 31, 2010, available short-term committed lines of credit, including the preceding  $1.5 billion five-year credit facility, totaled approximately  $1.674 billion worldwide, of which approximately  $255 million was utilized in connection with normal business activities. Debt covenants do not restrict the payment of dividends.

The floating rate notes due in 2044 have an annual put feature. According to the terms, holders can require 3M to repurchase the securities at a price of 98 percent of par value each December from 2005 through 2008, at 99 percent of par value from 2009 through 2013, and at 100 percent of par value from 2014 and every anniversary thereafter until final maturity in December 2044. In December 2009 and 2008, the Company was required to repurchase an immaterial amount of principal on this bond.

The Company has a “well-known seasoned issuer” shelf registration statement, effective February 17, 2009, which registers an indeterminate amount of debt or equity securities for future sales. No securities have been issued under this shelf. The Company intends to use the proceeds from future securities sales off this shelf for general corporate purposes. In connection with a prior “well-known seasoned issuer” shelf registration, in June 2007 the Company established a  $3 billion medium-term notes program. Three debt securities have been issued under this medium-term notes program. First, in December 2007, 3M issued a five-year,  $500 million, fixed rate note with a coupon rate of 4.65%. Second, in August 2008, 3M issued a five-year,  $850 million, fixed rate note with a coupon rate of 4.375%. Third, in October 2008, the Company issued a three-year  $800 million, fixed rate note with a coupon rate of 4.50%. The Company entered into an interest rate swap to convert this  $800 million note to a floating rate.

The Company also issued notes under an earlier  $1.5 billion medium-term note program. In March 2007, the Company issued a 30-year,  $750 million, fixed rate note with a coupon rate of 5.70%. In November 2006, 3M issued a three-year,  $400 million, fixed rate note. The Company entered into an interest rate swap to convert this to a rate based on a floating LIBOR index. Both the note and related swap matured in November 2009. In December 2004, 3M issued a 40-year,  $60 million floating rate note, with the rate based on a floating LIBOR index. This earlier  $1.5 billion medium term note program was replaced by the  $3 billion program established in June 2007.

In July 2007, 3M issued a seven year 5.0% fixed rate Eurobond for an amount of 750 million Euros (book value of approximately  $1.044 billion in U.S. Dollars at December 31, 2010). Upon debt issuance in July 2007, 3M completed a fixed-to-floating interest rate swap on a notional amount of 400 million Euros as a fair value hedge of a portion of the fixed interest rate Eurobond obligation. In August 2010, the Company terminated 150 million Euros of the notional amount of this swap. As a result, the notional amount remaining after the partial termination is 250 million Euros. The termination of a portion of this swap did not impact the terms of the remaining portion. In addition, in December 2007, 3M reopened the existing seven year 5.0% fixed rate Eurobond for an additional amount of 275 million Euros (book value of approximately  $368 million in U.S. Dollars at December 31, 2010). This security was issued at a premium and was subsequently consolidated with the original security on January 15, 2008.

3M may redeem its 30-year zero-coupon senior notes (the “Convertible Notes”) at any time in whole or in part at the accreted conversion price; however, bondholders may convert upon notification of redemption each of the notes into 9.4602 shares of 3M common stock (which 3M would intend to payout in cash). Holders of the 30-year zero-coupon senior notes have the option to require 3M to purchase their notes at accreted value on November 21 in the years 2005, 2007, 2012, 2017, 2022 and 2027. In November 2005, 22,506 of the 639,000 in outstanding bonds were redeemed, resulting in a payout from 3M of approximately  $20 million. In November 2007, an additional 364,598 outstanding bonds were redeemed resulting in a payout from 3M of approximately  $322 million. These payouts reduced the Convertible Notes’ face value at maturity to  $252 million, which equates to a book value of approximately  $226 million at December 31, 2010. As disclosed in a Form 8-K in November 2005, 3M amended the terms of these securities to pay cash at a rate of 2.40% per annum of the principal amount at maturity of the Company’s Convertible Notes, which equated to 2.75% per annum of the notes’ accreted value on November 21, 2005. The cash interest payments were made semiannually in arrears on May 22, 2006, November 22, 2006, May 22, 2007 and November 22, 2007 to holders of record on the 15th calendar day preceding each such interest payment date. Effective November 22, 2007, the effective interest rate reverted back to the original yield of 0.50%.

3M originally sold  $639 million in aggregate face amount of these “Convertible Notes” on November 15, 2002, which are convertible into shares of 3M common stock. The gross proceeds from the offering, to be used for general corporate purposes, were  $550 million ( $540 million net of issuance costs). In accordance with accounting standards applicable to convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement), the Company recognized additional interest expense essentially equivalent to the portion of issuance proceeds allocated to the instrument’s equity component over the period from the Convertible Notes’ issuance on November 15, 2002 through November 15, 2005 (the first date holders of these Notes had the ability to put them back to 3M). Debt issuance costs were amortized on a straight-line basis over a three-year period beginning in November 2002. Debt issue costs allocated to the Notes’ equity component were not material. On February 14, 2003, 3M registered these Convertible Notes in a registration statement filed with the Securities and Exchange Commission. The terms of the Convertible Notes include a yield to maturity of 0.50% and an initial conversion premium of 40 percent over the  $65.00 (split-adjusted) closing price of 3M common stock on November 14, 2002. If certain conditions for conversion (relating to the closing common stock prices of 3M exceeding the conversion trigger price for specified periods) are met, holders may convert each of the 30-year zero-coupon senior notes into 9.4602 shares of 3M common stock in any calendar quarter commencing after March 31, 2003. The conversion trigger price for the fourth quarter of 2010 was  $123.04 per share. If the conditions for conversion are met, and 3M elects not to settle in cash, the 30-year zero-coupon senior notes will be convertible in the aggregate into approximately 2.4 million shares of 3M common stock. The conditions for conversion related to the Company’s Convertible Notes have never been met. If the conditions for conversion are met, 3M may choose to pay in cash and/or common stock; however, if this occurs, the Company has the intent and ability to settle this debt security in cash. Accordingly, there was no impact on 3M’s diluted earnings per share.

Pension and Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2010
Pension and Postretirement Benefit Plans
Pension and Postretirement Benefit Plans

NOTE 11.  Pension and Postretirement Benefit Plans

3M has company-sponsored retirement plans covering substantially all U.S. employees and many employees outside the United States. In total, 3M has over 60 plans in 24 countries. Pension benefits associated with these plans generally are based on each participant’s years of service, compensation, and age at retirement or termination. In addition to providing pension benefits, the Company provides certain postretirement health care and life insurance benefits for substantially all of its U.S. employees who reach retirement age while employed by the Company. Most international employees and retirees are covered by government health care programs. The cost of company-provided postretirement health care plans for international employees is not material and is combined with U.S. amounts in the tables that follow.

The Company’s pension funding policy is to deposit with independent trustees amounts allowable by law. Trust funds and deposits with insurance companies are maintained to provide pension benefits to plan participants and their beneficiaries. There are no plan assets in the non-qualified plan due to its nature. For its U.S. postretirement health care and life insurance benefit plans, the Company has set aside amounts at least equal to annual benefit payments with an independent trustee.

In August 2006, the Pension Protection Act (PPA) was signed into law in the U.S. The PPA increases the funding target for defined benefit pension plans to 100% of the target liability. The PPA transition rules require a funding liability target of 92% in 2008, reaching 100% by 2011. 3M’s U.S. qualified defined benefit plans are funded at the applicable transition funding liability target for 2010.

During the first quarter of 2008, the Company made modifications to its U.S. postretirement benefits plan. The changes were effective beginning January 1, 2009, and allow current retired employees and employees who retire before January 1, 2013 the option to continue on the existing postretirement plans or elect the new plans. Current employees who retire after December 31, 2012, will receive a savings account benefits-based plan. As a result of the modification to the U.S. postretirement benefits plan, the Company remeasured its U.S. plans’ assets and accumulated postretirement benefit obligation (APBO) as of March 31, 2008. The impact of the plan modifications reduced the APBO by  $148 million, which was partially offset by asset values being  $97 million lower than on December 31, 2007. Therefore, the accrued benefit cost liability recorded on the balance sheet as of March 31, 2008, was reduced by  $51 million. The remeasurement reduced the 2008 expense by  $15 million. In 2009, the Company made further modifications to its U.S. postretirement benefit plan. The changes are effective beginning January 1, 2010, and limit the amount of medical inflation absorbed by the Company to three percent a year. As a result, as of the December 31, 2009 measurement date, the APBO was reduced by  $168 million.

In the fourth quarter of 2010, the Company made further changes to its U.S. postretirement benefit plans. As a result of these changes, the Company will transition all current and future retirees to the savings account benefits-based plan announced in 2008. These changes become effective beginning January 1, 2013, for all Medicare eligible retirees and their Medicare eligible dependents and January 1, 2015, for all non-Medicare eligible retirees and their eligible dependents. As a result, as of the December 31, 2010 measurement date, the APBO increased by  $69 million.

In the second quarter 2010, 3M’s Brazilian subsidiary received approval from the government in Brazil to freeze its defined benefit pension plan. Effective March 31, 2010, participants in this subsidiary’s pension plan no longer accrue additional pension benefits. As a result, the Company recorded a  $22 million curtailment gain in the second quarter of 2010.

During the second quarter of 2009, the Company offered a voluntary early retirement incentive program to certain eligible participants of its U.S. pension plans who met age and years of pension service requirements. The eligible participants who accepted the offer and retired by June 1, 2009, received an enhanced pension benefit. Pension benefits were enhanced by adding one additional year of pension service and one additional year of age for certain benefit calculations. Approximately 700 participants accepted the offer and retired by June 1, 2009. As a result, the Company incurred a  $21 million charge related to these special termination benefits.

During 2009, 3M Sumitomo (Japan) experienced a higher number of retirements than normal, largely due to early retirement incentive programs, which required eligible employees who elected to leave the Company to retire by September 2009. Participants in the Japan pension plan had the option of receiving cash lump sum payments when exiting the plan, which a number of participants exiting the pension plan elected to receive. In accordance with ASC 715, Compensation — Retirement Benefits, settlement accounting is required when the lump sum distributions in a year are greater than the sum of the annual service and interest costs. Due to the large number of lump sum payment elections in 2009, the Company incurred  $17 million of settlement charges.

3M was informed during the first quarter of 2009 that the general partners of WG Trading Company, in which 3M’s benefit plans hold limited partnership interests, are the subject of a criminal investigation as well as civil proceedings by the SEC and CFTC (Commodity Futures Trading Commission). As of December 31, 2010, these holdings represented less than one percent of 3M’s fair value of total plan assets. The court appointed receiver has taken control of WG Trading Company and other entities controlled by its general partners, and further redemptions of limited partnership interests are restricted pending court proceedings. 3M currently believes that the resolution of these events will not have a material adverse effect on the consolidated financial position of the Company. The Company has insurance that it believes, based on what is currently known, is applicable to a portion of this potential decrease in asset value. The benefit plan trustee holdings of WG Trading Company interests have been adjusted to estimated fair market value.

Following is a reconciliation of the beginning and ending balances of the benefit obligation and the fair value of plan assets as of December 31:

	Qualified and Non-qualified Pension Benefits				Postretirement
	United States		International		Benefits
(Millions)	2010	2009	2010	2009	2010	2009
Change in benefit obligation
Benefit obligation at beginning of year	$11,391	$10,395	$4,685	$4,037	$1,579	$1,611
Acquisitions	—	—	4	—	—	—
Service cost	201	183	105	98	55	51
Interest cost	638	619	241	235	88	97
Participant contributions	—	—	4	4	59	52
Foreign exchange rate changes	—	—	16	284	6	14
Plan amendments	—	—	(75)	14	69	(168)
Actuarial (gain) loss	760	822	167	255	125	80
Medicare Part D Reimbursement	—	—	—	—	13	10
Benefit payments	(668)	(649)	(194)	(245)	(166)	(168)
Settlements, curtailments, special termination benefits and other	(3)	21	(41)	3	—	—
Benefit obligation at end of year	$12,319	$11,391	$4,912	$4,685	$1,828	$1,579
Change in plan assets
Fair value of plan assets at beginning of year	$10,493	$9,243	$3,897	$3,022	$1,075	$929
Acquisitions	—	—	4	—	—	—
Actual return on plan assets	1,463	1,148	360	361	119	129
Company contributions	290	755	266	504	62	133
Participant contributions	—	—	4	4	59	52
Foreign exchange rate changes	—	—	18	251	—	—
Benefit payments	(668)	(649)	(194)	(245)	(166)	(168)
Settlements, curtailments, special termination benefits and other	(3)	(4)	—	—	—	—
Fair value of plan assets at end of year	$11,575	$10,493	$4,355	$3,897	$1,149	$1,075
Funded status at end of year	$(744)	$(898)	$(557)	$(788)	$(679)	$(504)

	Qualified and Non-qualified Pension Benefits				Postretirement
	United States		International		Benefits
(Millions)	2010	2009	2010	2009	2010	2009
Amounts recognized in the Consolidated Balance Sheet as of Dec. 31,
Non-current assets	$—	$—	$74	$78	$—	$—
Accrued benefit cost
Current liabilities	(30)	(30)	(7)	(7)	(4)	(4)
Non-current liabilities	(714)	(868)	(624)	(859)	(675)	(500)
Ending balance	$(744)	$(898)	$(557)	$(788)	$(679)	$(504)
Amounts recognized in accumulated other comprehensive income as of Dec. 31,
Net transition obligation (asset)	$—	$—	$(7)	$(5)	$—	$—
Net actuarial loss (gain)	3,981	3,975	1,670	1,650	1,063	1,059
Prior service cost (credit)	33	46	(144)	(57)	(341)	(504)
Ending balance	$4,014	$4,021	$1,519	$1,588	$722	$555

The balance of amounts recognized for international plans in accumulated other comprehensive income as of December 31 in the preceding table are presented based on the foreign currency exchange rate on that date.

The pension accumulated benefit obligation represents the actuarial present value of benefits based on employee service and compensation as of the measurement date and does not include an assumption about future compensation levels. The accumulated benefit obligation of the U.S. pension plans was  $11.754 billion and  $10.769 billion at December 31, 2010 and 2009, respectively. The accumulated benefit obligation of the international pension plans was  $4.532 billion and  $4.279 billion at December 2010 and 2009, respectively.

The following amounts relate to pension plans with accumulated benefit obligations in excess of plan assets as of December 31:

	Qualified and Non-qualified Pension Plans
	United States		International
(Millions)	2010	2009	2010	2009
Projected benefit obligation	$443	$454	$1,676	$3,322
Accumulated benefit obligation	441	448	1,563	3,126
Fair value of plan assets	25	23	1,122	2,526

Components of net periodic benefit cost and other supplemental information for the years ended December 31 follow:

Components of net periodic benefit cost and other amounts recognized in other comprehensive income

	Qualified and Non-qualified Pension Benefits						Postretirement
	United States			International			Benefits
(Millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008

Net periodic benefit cost (benefit)
Service cost	$201	$183	$192	$105	$98	$120	$55	$51	$53
Interest cost	638	619	597	241	235	252	88	97	100
Expected return on plan assets	(929)	(906)	(889)	(278)	(260)	(305)	(83)	(86)	(104)
Amortization of transition (asset) obligation	—	—	—	1	3	3	—	—	—
Amortization of prior service cost (benefit)	13	16	15	(4)	(4)	(2)	(94)	(81)	(97)
Amortization of net actuarial (gain) loss	221	99	58	84	42	38	85	66	64
Net periodic benefit cost (benefit)	$144	$11	$(27)	$149	$114	$106	$51	$47	$16
Settlements, curtailments, special termination benefits and other	—	26	7	(22)	25	3	—	—	—
Net periodic benefit cost (benefit) after settlements, curtailments, special termination benefits and other	$144	$37	$(20)	$127	$139	$109	$51	$47	$16
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss
Transition (asset) obligation	$—	$—	$—	$(1)	$(2)	$(1)	$—	$—	$—
Amortization of transition (asset) obligation	—	—	—	(1)	(3)	(3)	—	—	—
Prior service cost (benefit)	—	—	9	(91)	19	(37)	69	(169)	(148)
Amortization of prior service cost (benefit)	(13)	(16)	(15)	4	4	2	94	81	97
Net actuarial (gain) loss	227	585	2,337	104	224	622	89	36	385
Amortization of net actuarial (gain) loss	(221)	(99)	(58)	(84)	(42)	(38)	(85)	(66)	(64)
Foreign currency	—	—	—	(19)	(101)	202	(1)	(1)	2
Total recognized in other comprehensive (income) loss	$(7)	$470	$2,273	$(88)	$99	$747	$166	$(119)	$272
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	$137	$507	$2,253	$39	$238	$856	$217	$(72)	$288

The estimated amortization from accumulated other comprehensive income into net periodic benefit cost in 2011 follows:

Amounts expected to be amortized from accumulated other comprehensive income into net periodic benefit costs over next fiscal year

	Qualified and Non-qualified Pension Benefits		Postretirement
(Millions)	United States	International	Benefits
Amortization of transition (asset) obligation	$—	$(1)	$—
Amortization of prior service cost (benefit)	11	(13)	(72)
Amortization of net actuarial (gain) loss	334	112	103
Total amortization expected over the next fiscal year	$345	$98	$31

Other supplemental information for the years ended December 31 follows:

Weighted-average assumptions used to determine benefit obligations

	Qualified and Non-qualified Pension Benefits						Postretirement
	United States			International			Benefits
	2010	2009	2008	2010	2009	2008	2010	2009	2008

Discount rate	5.23%	5.77%	6.14%	5.04%	5.30%	5.53%	5.09%	5.62%	6.14%
Compensation rate increase	4.00%	4.30%	4.30%	3.59%	3.72%	3.50%	N/A	N/A	N/A

As noted above, effective January 1, 2010, the Company made modifications to its postretirement health plan to limit the amount of inflation it will cover to three percent per year; the remaining inflation will be passed on to plan participants. Also, in 2010 the Company announced that it will transition all current and future retirees to the savings account benefits-based plan announced in 2008. Therefore, the Company no longer has material exposure to health care cost inflation.

Weighted-average assumptions used to determine net cost for years ended

	Qualified and Non-qualified Pension Benefits						Postretirement
	United States			International			Benefits
	2010	2009	2008	2010	2009	2008	2010	2009	2008

Discount rate	5.77%	6.14%	6.00%	5.30%	5.53%	5.39%	5.62%	6.14%	6.00%
Expected return on assets	8.50%	8.50%	8.50%	6.90%	6.86%	7.19%	7.30%	7.24%	8.60%
Compensation rate increase	4.30%	4.30%	4.30%	3.72%	3.50%	3.82%	N/A	N/A	N/A

The Company determines the discount rate used to measure plan liabilities as of the December 31 measurement date for the U.S. pension and postretirement benefit plans, which is also the date used for the related annual measurement assumptions. The discount rate reflects the current rate at which the associated liabilities could be effectively settled at the end of the year. The Company sets its rate to reflect the yield of a portfolio of high quality, fixed-income debt instruments that would produce cash flows sufficient in timing and amount to settle projected future benefits. Using this methodology, the Company determined a discount rate of 5.23% for pension and 5.09% for postretirement benefits to be appropriate for its U.S. plans as of December 31, 2010, which is a decrease of 0.54 of a percentage point and 0.53 of a percentage point, respectively, from the rates used as of December 31, 2009. For the international pension and postretirement plans the discount rates also reflect the current rate at which the associated liabilities could be effectively settled at the end of the year. If the country has a deep market in corporate bonds the Company matches the expected cash flows from the plan either to a portfolio of bonds that generate sufficient cash flow or a notional yield curve generated from available bond information. In countries that do not have a deep market in corporate bonds, government bonds are considered with a risk premium to approximate corporate bond yields.

For the U.S. qualified pension plans, the Company’s assumption for the expected return on plan assets was 8.50% in 2010. Projected returns are based primarily on broad, publicly traded equity and fixed-income indices and forward-looking estimates of active portfolio and investment management. As of December 31, 2010, the Company’s 2011 expected long-term rate of return on U.S. plan assets is based on an asset allocation assumption of 37% global equities, with an expected long-term rate of return of 8.0%; 16% private equities, with an expected long-term rate of return of 12.0%; 26% fixed-income securities, with an expected long-term rate of return of 4.2%; 16% absolute return investments independent of traditional performance benchmarks, with an expected long term return of 6.0%; and 5% commodities, with an expected long-term rate of return of 5.8%. The Company expects additional positive return from active investment management. These assumptions result in an 8.50% expected rate of return on an annualized basis in 2011. The actual rate of return on plan assets in 2010 was 14.4%. In 2009 the plan earned a rate of return of 12.6% and in 2008 experienced a loss of 13.6%. The average annual actual return on the plan assets over the past 10 and 25 years has been 6.4% and 11.2%, respectively. Return on assets assumptions for international pension and other post-retirement benefit plans are calculated on a plan-by-plan basis using plan asset allocations and expected long-term rate of return assumptions.

During 2010, the Company contributed  $556 million to its U.S. and international pension plans and  $62 million to its postretirement plans. During 2009, the Company contributed  $1.259 billion to its U.S. and international pension plans and  $133 million to its postretirement plans. Of the 2009 contribution,  $600 million was contributed in shares of the Company’s common stock to the Company’s principal U.S. qualified pension plan, which is considered a non-cash financing activity. In 2011, the Company expects to contribute an amount in the range of  $400 million to  $600 million to its U.S. and international retirement plans. The Company does not have a required minimum pension contribution obligation for its U.S. plans in 2011. Therefore, the amount of the anticipated discretionary contribution could vary significantly depending on the U.S. plans’ funded status and the anticipated tax deductibility of the contribution. Future contributions will also depend on market conditions, interest rates and other factors.

As noted above, effective January 1, 2010, the Company made modifications to its postretirement health plan to limit the amount of inflation it will cover to three percent per year; the remaining inflation will be passed on to plan participants.

Future Pension and Postretirement Benefit Payments

The following table provides the estimated pension and postretirement benefit payments that are payable from the plans to participants, and also provides the Medicare subsidy receipts expected to be received.

	Qualified and Non-qualified Pension Benefits		Postretirement	Medicare Subsidy
(Millions)	United States	International	Benefits	Receipts

2011 Benefit Payments	$697	$194	$130	$13
2012 Benefit Payments	716	204	133	14
2013 Benefit Payments	734	214	130	—
2014 Benefit Payments	754	224	139	—
2015 Benefit Payments	776	238	136	—
Following five years	4,208	1,378	751	—

Plan Asset Management

3M’s investment strategy for its pension and postretirement plans is to manage the funds on a going-concern basis. The primary goal of the funds is to meet the obligations as required. The secondary goal is to earn the highest rate of return possible, without jeopardizing its primary goal, and without subjecting the Company to an undue amount of contribution rate volatility. Fund returns are used to help finance present and future obligations to the extent possible within actuarially determined funding limits and tax-determined asset limits, thus reducing the level of contributions 3M must make. The investment strategy has used long duration cash and derivative instruments to offset approximately 50 percent of the interest rate sensitivity of U.S. pension liabilities. In addition, credit risk is managed through mandates for public securities and maximum issuer limits that are established and monitored on a regular basis.

During 2009,  $600 million of 3M common stock was contributed to the principal U.S. qualified pension plan. All of the 3M shares contributed to the U.S. pension plan were sold before 2009 year end by an independent fiduciary to the plan. Normally, 3M does not buy or sell any of its own stock as a direct investment for its pension and other postretirement benefit funds. However, due to external investment management of the funds, the plans may indirectly buy, sell or hold 3M stock. The aggregate amount of the shares would not be considered to be material relative to the aggregate fund percentages.

The discussion that follows references the fair value measurements of certain assets in terms of levels 1, 2 and 3. See Note 13 for descriptions of these levels.

U.S. Pension Plans Assets

In order to achieve the investment objectives in the U.S. pension plans, the investment policy includes a target strategic asset allocation. The investment policy allows some tolerance around the target in recognition that market fluctuations and illiquidity of some investments may cause the allocation to a specific asset class to stray from the target allocation, potentially for long periods of time. Acceptable ranges have been designed to allow for deviation from long-term targets and to allow for the opportunity for tactical over- and under-weights. The portfolio will normally be rebalanced when the quarter-end asset allocation deviates from acceptable ranges. The allocation is reviewed regularly by the named fiduciary of the plans.

The fair values of the assets held by the U.S. pension plans by asset class are as follows:

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2010	Level 1	Level 2	Level 3
Equities
U.S. equities	$1,202	$1,190	$5	$7
Non-U.S. equities	1,244	1,244	—	—
EAFE index funds	684	—	684	—
Index funds	253	—	253	—
Long/short equity	499	—	—	499
Total Equities	$3,882	$2,434	$942	$506
Fixed Income
U.S. government securities	$1,035	$562	$473	$—
Non-U.S. government securities	289	—	289	—
Preferred and convertible securities	28	20	8	—
U.S. corporate bonds	1,042	168	874	—
Non-U.S. corporate bonds	205	—	205	—
Asset backed securities	16	—	16	—
Collateralized mortgage obligations	31	—	31	—
Private placements	279	—	135	144
Derivative instruments	(55)	(2)	(53)	—
Other	34	—	34	—
Total Fixed Income	$2,904	$748	$2,012	$144
Private Equity
Buyouts	$613	$—	$—	$613
Distressed debt	376	—	—	376
Growth equity	23	4	—	19
Mezzanine	93	—	—	93
Real estate	159	—	—	159
Secondary	165	—	—	165
Other	67	—	—	67
Venture capital	583	—	—	583
Total Private Equity	$2,079	$4	$—	$2,075
Absolute Return
Hedge funds and hedge fund of funds	$1,201	$—	$1,142	$59
Bank loan funds	564	—	—	564
Total Absolute Return	$1,765	$—	$1,142	$623
Commodities	$449	$—	$338	$111
Cash and Cash Equivalents	$644	$35	$609	$—
Total	$11,723	$3,221	$5,043	$3,459

Other items to reconcile to fair value of plan assets	$(148)
Fair value of plan assets	$11,575

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2009	Level 1	Level 2	Level 3
Equities
U.S. equities	$1,215	$1,206	$6	$3
Non-U.S. equities	1,128	1,128	—	—
EAFE index funds	633	—	633	—
Other	7	6	—	1
Total Equities	$2,983	$2,340	$639	$4
Fixed Income
U.S. government securities	$891	$610	$281	$—
Non-U.S. government securities	165	—	165	—
Preferred and convertible securities	29	20	9	—
U.S. corporate bonds	1,222	147	1,059	16
Non-U.S. corporate bonds	175	—	175	—
Asset backed securities	20	—	20	—
Collateralized mortgage obligations	56	—	56	—
Private placements	253	—	120	133
Derivative instruments	(50)	6	(56)	—
Other	36	—	—	36
Total Fixed Income	$2,797	$783	$1,829	$185
Private Equity
Buyouts	$569	$—	$—	$569
Distressed debt	359	—	—	359
Growth equity	32	32	—	—
Mezzanine	102	—	—	102
Real estate	134	—	—	134
Secondary	147	—	—	147
Other	137	4	—	133
Venture capital	517	—	—	517
Total Private Equity	$1,997	$36	$—	$1,961
Absolute Return
Hedge funds and hedge fund of funds	$1,141	$—	$1,038	$103
Bank loan funds	625	—	—	625
Total Absolute Return	$1,766	$—	$1,038	$728
Commodities	$396	$—	$159	$237
Cash and Cash Equivalents	$696	$552	$144	$—
Total	$10,635	$3,711	$3,809	$3,115

Other items to reconcile to fair value of plan assets	$(142)

Fair value of plan assets	$10,493

Publicly traded equities are valued at the closing price reported in the active market in which the individual securities are traded. Index funds are valued at the net asset value (NAV) as determined by the custodian of the fund. The NAV is based on the fair value of the underlying assets owned by the fund, minus its liabilities then divided by the number of units outstanding. Private placement funds are valued using the most recent general partner statement of fair value, updated for any subsequent partnership interests’ cash flows or expected changes in fair value.

Fixed income includes derivative instruments such as credit default swaps, interest rate swaps and futures contracts that are used to help manage risks. U.S. government and government agency bonds and notes are valued at the closing price reported in the active market in which the individual security is traded. Corporate and other bonds and notes are valued at either the yields currently available on comparable securities of issuers with similar credit ratings or valued under a discounted cash flows approach that maximizes observable inputs, such as current yields of similar instruments, but includes adjustments for certain risks that may not be observable such as credit and liquidity risks. Swaps and derivative instruments are valued by the custodian using closing market swap curves and market derived inputs.

The private equity portfolio is a diversified mix of partnership interests including buyouts, distressed debt, growth equity, mezzanine, real estate and venture capital investments. Partnership interests are valued using the most recent general partner statement of fair value, updated for any subsequent partnership interests’ cash flows or expected changes in fair value.

Absolute return consists primarily of private partnership interests in hedge funds, hedge fund of funds and bank loan funds. Partnership interests are valued using the NAV as determined by the administrator or custodian of the fund. Hedge fund partnership interests, which have a redemption right and are past any lock-up redemption period, are classified as level 2.

Commodities consist of commodity-linked notes and commodity-linked derivative contracts designed to deliver investment returns similar to the Goldman Sachs Commodities Index (GSCI) or Dow Jones UBS Commodity index returns. Commodities are valued at closing prices determined by calculation agents for outstanding transactions.

Other items to reconcile to fair value of plan assets is the net of interest receivable, amounts due for securities sold, amounts payable for securities purchased and interest payable.

The following table sets forth a summary of changes in the fair values of the U.S. pension plans’ level 3 assets for the year ended December 31, 2010:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Equities	Fixed Income	Private Equity	Absolute Return	Comm- odities	Total
Beginning balance at Jan. 1, 2010	$4	$185	$1,961	$728	$237	$3,115
Net transfers into / (out of) level 3	49	(37)	27	(49)	(140)	(150)
Purchases, sales, issuances and settlements, net	412	(34)	(55)	(201)	—	122
Realized gain/(loss)	—	1	133	4	—	138
Unrealized gains/(losses) relating to instruments still held at the reporting date	41	29	9	141	14	234
Ending balance at Dec. 31, 2010	$506	$144	$2,075	$623	$111	$3,459

The following table sets forth a summary of changes in the fair values of the U.S. pension plans’ level 3 assets for the year ended December 31, 2009:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Equities	Fixed Income	Private Equity	Absolute Return	Comm- odities	Total
Beginning balance at Jan. 1, 2009	$1	$122	$2,054	$1,548	$—	$3,725
Net transfers into / (out of) level 3	(106)	—	—	(1,043)	—	(1,149)
Purchases, sales, issuances and settlements, net	1	11	(241)	(162)	237	(154)
Realized gain/(loss)	—	1	(9)	(4)	—	(12)
Unrealized gains/(losses) relating to instruments still held at the reporting date	108	51	157	389	—	705
Ending balance at Dec. 31, 2009	$4	$185	$1,961	$728	$237	$3,115

International Pension Plans Assets

Outside the U.S., pension plan assets are typically managed by decentralized fiduciary committees. The disclosure below of asset categories is presented in aggregate for the 55 plans in 23 countries, however there is significant variation in policy asset allocation from country to country. Local regulations, local funding rules, and local financial and tax considerations are part of the funding and investment allocation process in each country. 3M’s Treasury group provides standard funding and investment guidance to all international plans with more focused guidance to the larger plans.

Each plan has its own strategic asset allocation. The asset allocations are reviewed periodically and rebalanced when necessary.

The fair values of the assets held by the international pension plans by asset class are as follows:

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2010	Level 1	Level 2	Level 3
Equities
Growth equities	$371	$300	$70	$1
Value equities	396	369	27	—
Core equities	1,007	549	361	97
Total Equities	$1,774	$1,218	$458	$98
Fixed Income
Domestic government debt	$656	$194	$455	$7
Foreign government debt	398	51	345	2
Corporate debt securities	707	139	555	13
Mortgage backed debt	14	—	14	—
Other debt obligations	14	—	2	12
Total Fixed Income	$1,789	$384	$1,371	$34
Private Equity
Private equity funds	$29	$—	$15	$14
Real estate	59	—	3	56
Total Private Equity	$88	$—	$18	$70
Absolute Return
Hedge funds	$130	$—	$130	$—
Insurance	344	—	—	344
Derivatives	50	—	50	—
Other	3	—	3	—
Total Absolute Return	$527	$—	$183	$344
Cash and Cash Equivalents	$242	$233	$9	$—
Total	$4,420	$1,835	$2,039	$546

Other items to reconcile to fair value of plan assets	$(65)

Fair value of plan assets	$4,355

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2009	Level 1	Level 2	Level 3
Equities	$1,619	$1,330	$275	$14
Fixed Income
Domestic fixed income	$928	$283	$623	$22
Foreign fixed income	622	222	400	—
Total Fixed Income	$1,550	$505	$1,023	$22
Private Equity
Private equity funds	$8	—	$—	$8
Real estate	54	—	3	51
Total Private Equity	$62	—	$3	$59
Absolute Return
Insurance	$375	$—	$—	$375
Other	104	—	104	—
Total Absolute Return	$479	$—	$104	$375
Cash and Cash Equivalents	$208	$208	$—	$—
Total	$3,918	$2,043	$1,405	$470

Other items to reconcile to fair value of plan assets	$(21)

Fair value of plan assets	$3,897

Equities consist primarily of mandates in public equity securities managed to the Morgan Stanley Capital All Country World Index. Publicly traded equities are valued at the closing price reported in the active market in which the individual securities are traded. Domestic and foreign government, corporate debt, mortgage backed, other debt, hedge funds and private equity consists of both active and passive mandates. Derivative instruments consist of interest rate swaps that are used to help manage risks. Governments, corporate bonds and notes and mortgage backed securities are valued at either the closing price reported if traded on an active market or at yields currently available on comparable securities of issuers with similar credit ratings or valued under a discounted cash flows approach that maximizes observable inputs, such as current yields of similar instruments, but includes adjustments for certain risks that may not be observable such as credit and liquidity risks. Hedge funds are valued at the NAV as determined by the independent administrator or custodian of the fund.

Real estate consists of property funds and REITS (Real Estate Investment Trusts). Property funds are valued using the most recent partnership statement of fair value, updated for any subsequent partnership interests’ cash flows. REITS are valued at the closing price reported in the active market in which it is traded.

Insurance consists of insurance contracts, which are valued using cash surrender values which is the amount the plan would receive if the contract was cashed out at year end.

Other items to reconcile to fair value of plan assets is the net of interest receivable, amounts due for securities sold, amounts payable for securities purchased and interest payable.

The following table sets forth a summary of changes in the fair values of the international pension plans level 3 assets for the year ended December 31, 2010:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Equities	Fixed Income	Private Equity	Absolute Return	Total
Beginning balance at January 1, 2010	$14	$22	$59	$375	$470
Net transfers into / (out of) level 3	97	17	—	—	114
Foreign currency exchange	2	—	4	(18)	(12)
Purchases, sales, issuances and settlements, net	(15)	—	7	10	2
Realized gain/(loss)	(18)	—	(3)	—	(21)
Unrealized gains/(losses) relating to instruments still held at the reporting date	18	(5)	3	(23)	(7)
Ending balance at December 31, 2010	$98	$34	$70	$344	$546

The following table sets forth a summary of changes in the fair values of the international pension plans level 3 assets for the year ended December 31, 2009:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Equities	Fixed Income	Private Equity	Absolute Return	Total
Beginning balance at January 1, 2009	$23	$21	$53	$337	$434
Net transfers into / (out of) level 3	—	—	—	11	11
Foreign currency exchange	2	4	3	7	16
Purchases, sales, issuances and settlements, net	(7)	(2)	—	(10)	(19)
Realized gain/(loss)	—	—	—	—	—
Unrealized gains/(losses) relating to instruments still held at the reporting date	(4)	(1)	3	30	28
Ending balance at December 31, 2009	$14	$22	$59	$375	$470

Postretirement Benefit Plans Assets

In order to achieve the investment objectives in the U.S. postretirement plan, the investment policy includes a target strategic asset allocation. The investment policy allows some tolerance around the target in recognition that market fluctuations and illiquidity of some investments may cause the allocation to a specific asset class to stray from the target allocation, potentially for long periods of time. Acceptable ranges have been designed to allow for deviation from long-term targets and to allow for the opportunity for tactical over- and under-weights. The portfolio will normally be rebalanced when the quarter-end asset allocation deviates from acceptable ranges. The allocation is reviewed regularly by the named fiduciary of the plan.

The fair values of the assets held by the postretirement benefits plans by asset class are as follows:

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2010	Level 1	Level 2	Level 3
Equities
U.S. equities	$392	$392	$—	$—
Non-U.S. equities	48	48	—	—
EAFE index funds	21	—	21	—
Index funds	45	—	45	—
Long/short equity	16	—	—	16
Total Equities	$522	$440	$66	$16
Fixed Income
U.S. government securities	$210	$50	$160	$—
Non-U.S. government securities	10	—	10	—
Preferred securities	1	1	—	—
U.S. corporate bonds	54	5	49	—
Non-U.S. corporate bonds	11	—	11	—
Asset backed securities	3	—	3	—
Collateralized mortgage obligations	7	—	7	—
Private placements	12	—	8	4
Derivative instruments	(2)	—	(2)	—
Other	2	—	2	—
Total Fixed Income	$308	$56	$248	$4
Private Equity
Buyouts	$57	$—	$—	$57
Distressed debt	18	—	—	18
Growth equity	1	—	—	1
Mezzanine	3	—	—	3
Real estate	5	—	—	5
Secondary	5	—	—	5
Other	43	—	—	43
Venture capital	94	—	—	94
Total Private Equity	$226	$—	$—	$226
Absolute Return
Hedge funds and hedge fund of funds	$38	$—	$36	$2
Bank loan funds	18	—	—	18
Total Absolute Return	$56	$—	$36	$20
Commodities	$14	$—	$11	$3
Cash and Cash Equivalents	$43	$1	$42	$—
Total	$1,169	$497	$403	$269

Other items to reconcile to fair value of plan assets	$(20)

Fair value of plan assets	$1,149

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2009	Level 1	Level 2	Level 3
Equities
U.S. equities	$377	$377	$—	$—
Non-U.S. equities	39	39	—	—
EAFE index funds	19	—	19	—
Index funds	31	—	31	—
Total Equities	$466	$416	$50	$—
Fixed Income
U.S. government securities	$167	$45	$122	$—
Non-U.S. government securities	5	—	5	—
Preferred securities	1	1	—	—
U.S. corporate bonds	63	4	59	—
Non-U.S. corporate bonds	10	—	10	—
Asset backed securities	2	—	2	—
Collateralized mortgage obligations	7	—	7	—
Private placements	11	—	7	4
Derivative instruments	(2)	—	(2)	—
Other	2	—	—	2
Total Fixed Income	$266	$50	$210	$6
Private equity
Buyouts	$52	$—	$—	$52
Distressed debt	17	—	—	17
Growth equity	1	1	—	—
Mezzanine	3	—	—	3
Real estate	4	—	—	4
Secondary	5	—	—	5
Other	75	—	—	75
Venture capital	89	—	—	89
Total Private Equity	$246	$1	$—	$245
Absolute Return
Hedge funds and hedge fund of funds	$34	$—	$31	$3
Bank loan funds	19	—	—	19
Total Absolute Return	$53	$—	$31	$22
Commodities	$12	$—	$5	$7
Cash and Cash Equivalents	$48	$43	$5	$—
Total	$1,091	$510	$301	$280

Other items to reconcile to fair value of plan assets	$(16)

Fair value of plan assets	$1,075

Publicly traded equities are valued at the closing price reported in the active market in which the individual securities are traded. Index funds are valued at the NAV as determined by the custodian of the fund. The NAV is based on the fair value of the underlying assets owned by the fund, minus its liabilities then divided by the number of units outstanding. Private placement funds are valued using the most recent general partner statement of fair value, updated for any subsequent partnership interests’ cash flows or expected changes in fair value.

Fixed income includes derivative investments such as credit default swaps, interest rate swaps and futures contracts that are used to help manage risks. U.S. government and government agency bonds and notes are valued at the closing price reported in the active market in which the individual security is traded. Corporate and other bonds and notes are valued at either the yields currently available on comparable securities of issuers with similar credit ratings or valued under a discounted cash flows approach that maximizes observable inputs, such as current yields of similar instruments, but includes adjustments for certain risks that may not be observable such as credit and liquidity risks. Swaps and derivative instruments are valued by the custodian using market swap curves and market derived inputs.

The private equity portfolio is a diversified mix of partnership interests including buyouts, distressed debt, growth equity, mezzanine, real estate and venture capital investments. Partnership interests are valued using the most recent general partner statement of fair value, updated for any subsequent partnership interests’ cash flows or expected changes in fair value.

Absolute return primarily consists of private partnership interests in hedge funds, hedge fund of funds and bank loan funds. Partnership interests are valued using the NAV as determined by the independent administrator or custodian of the fund.

Commodities consist of commodity-linked notes and commodity-linked derivative contracts designed to deliver investment returns similar to the GSCI or Dow Jones UBS Commodity index returns. Commodities are valued at closing prices determined by calculation agents for outstanding transactions.

Other items to reconcile to fair value of plan assets is the net of interest receivable, amounts due for securities sold, foreign currency fluctuations, amounts payable for securities purchased and interest payable.

The following table sets forth a summary of changes in the fair values of the postretirement plans’ level 3 assets for the year ended December 31, 2010:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Equities	Fixed Income	Private Equity	Absolute Return	Comm- odities	Total
Beginning balance at Jan. 1, 2010	$—	$6	$245	$22	$7	$280
Net transfers into / (out of) level 3	2	(2)	—	(1)	(4)	(5)
Purchases, sales, issuances and settlements, net	13	(1)	(11)	(6)	—	(5)
Realized gain/(loss)	—	—	16	—	—	16
Unrealized gains/(losses) relating to instruments still held at the reporting date	1	1	(24)	5	—	(17)
Ending balance at Dec. 31, 2010	$16	$4	$226	$20	$3	$269

The following table sets forth a summary of changes in the fair values of the postretirement plans’ level 3 assets for the year ended December 31, 2009:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Fixed Income	Private Equity	Absolute Return	Commo- dities	Total
Beginning balance at January 1, 2009	$4	$265	$47	$—	$316
Net transfers into / (out of) level 3	—	—	(31)	—	(31)
Purchases, sales, issuances and settlements, net	—	(38)	(5)	7	(36)
Realized gain/(loss)	—	(14)	—	—	(14)
Unrealized gains/(losses) relating to instruments still held at the reporting date	2	32	11	—	45
Ending balance at December 31, 2009	$6	$245	$22	$7	$280

Derivatives	12 Months Ended
Dec. 31, 2010
Derivatives
Derivatives

NOTE 12.  Derivatives

The Company uses interest rate swaps, currency swaps, commodity price swaps, and forward and option contracts to manage risks generally associated with foreign exchange rate, interest rate and commodity price fluctuations. The information that follows explains the various types of derivatives and financial instruments used by 3M, how and why 3M uses such instruments, how such instruments are accounted for, and how such instruments impact 3M’s financial position and performance.

Additional information with respect to the impacts on other comprehensive income of nonderivative hedging and derivative instruments is included in Note 6. Additional information with respect to the fair value of derivative instruments is included in Note 13. References to information regarding derivatives and/or hedging instruments associated with the Company’s long-term debt are also made in Note 10.

Types of Derivatives/Hedging Instruments and Inclusion in Income/Other Comprehensive Income

Cash Flow Hedges:

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings.

Cash Flow Hedging - Foreign Currency Forward and Option Contracts: The Company enters into foreign exchange forward and option contracts to hedge against the effect of exchange rate fluctuations on cash flows denominated in foreign currencies and certain intercompany financing transactions. These transactions are designated as cash flow hedges. The settlement or extension of these derivatives will result in reclassifications (from accumulated other comprehensive income) to earnings in the period during which the hedged transactions affect earnings. Generally, 3M dedesignates these cash flow hedge relationships in advance of the occurrence of the forecasted transaction. The portion of gains or losses on the derivative instrument previously accumulated in other comprehensive income for dedesignated hedges remains in accumulated other comprehensive income until the forecasted transaction occurs. Changes in the value of derivative instruments after dedesignation are recorded in earnings and are included in the Derivatives Not Designated as Hedging Instruments section below. Hedge ineffectiveness and the amount excluded from effectiveness testing recognized in income on cash flow hedges were not material for 2010, 2009 and 2008. The maximum length of time over which 3M hedges its exposure to the variability in future cash flows for a majority of the forecasted transactions is 12 months and, accordingly, at December 31, 2010, the majority of the Company’s open foreign exchange forward and option contracts had maturities of one year or less. The dollar equivalent gross notional amount of the Company’s foreign exchange forward and option contracts designated as cash flow hedges at December 31, 2010 was approximately  $3.4 billion.

Cash Flow Hedging - Commodity Price Management: The Company manages commodity price risks through negotiated supply contracts, price protection agreements and forward physical contracts. The Company uses commodity price swaps relative to natural gas as cash flow hedges of forecasted transactions to manage price volatility. The related mark-to-market gain or loss on qualifying hedges is included in other comprehensive income to the extent effective, and reclassified into cost of sales in the period during which the hedged transaction affects earnings. Generally, the length of time over which 3M hedges its exposure to the variability in future cash flows for its forecasted natural gas transactions is 12 months. No significant commodity cash flow hedges were discontinued and hedge ineffectiveness was not material for 2010, 2009 and 2008. The dollar equivalent gross notional amount of the Company’s natural gas commodity price swaps designated as cash flow hedges at December 31, 2010 was  $31 million.

The location in the consolidated statements of income and comprehensive income and amounts of gains and losses related to derivative instruments designated as cash flow hedges are provided in the following table. Reclassifications of amounts from accumulated other comprehensive income into income include accumulated gains (losses) on dedesignated hedges at the time earnings are impacted by the forecasted transaction.

Year ended December 31, 2010 (Millions)	Pretax Gain (Loss) Recognized in Other Comprehensive Income on Effective Portion of Derivative	Pretax Gain (Loss) Recognized in Income on Effective Portion of Derivative as a Result of Reclassification from Accumulated Other Comprehensive Income		Ineffective Portion of Gain (Loss) on Derivative and Amount Excluded from Effectiveness Testing Recognized in Income
Derivatives in Cash Flow Hedging Relationships	Amount	Location	Amount	Location	Amount
Foreign currency forward/option contracts	$(30)	Cost of sales	$(39)	Cost of sales	$—
Foreign currency forward contracts	34	Interest expense	33	Interest expense	—
Commodity price swap contracts	(13)	Cost of sales	(9)	Cost of sales	—
Total	$(9)		$(15)		$—

Year ended December 31, 2009 (Millions)	Pretax Gain (Loss) Recognized in Other Comprehensive Income on Effective Portion of Derivative	Pretax Gain (Loss) Recognized in Income on Effective Portion of Derivative as a Result of Reclassification from Accumulated Other Comprehensive Income		Ineffective Portion of Gain (Loss) on Derivative and Amount Excluded from Effectiveness Testing Recognized in Income
Derivatives in Cash Flow Hedging Relationships	Amount	Location	Amount	Location	Amount
Foreign currency forward/option contracts	$(58)	Cost of sales	$96	Cost of sales	$—
Foreign currency forward contracts	55	Interest expense	47	Interest expense	—
Commodity price swap contracts	(18)	Cost of sales	(34)	Cost of sales	—
Total	$(21)		$109		$—

As of December 31, 2010, the Company had a balance of  $32 million associated with the after tax net unrealized loss associated with cash flow hedging instruments recorded in accumulated other comprehensive income. 3M expects to reclassify to earnings over the next 12 months a majority of this balance (with the impact offset by cash flows from underlying hedged items).

Fair Value Hedges:

For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings.

Fair Value Hedging - Interest Rate Swaps: The Company manages interest expense using a mix of fixed and floating rate debt. To help manage borrowing costs, the Company may enter into interest rate swaps. Under these arrangements, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated by reference to an agreed-upon notional principal amount. The mark-to-market of these fair value hedges is recorded as gains or losses in interest expense and is offset by the gain or loss of the underlying debt instrument, which also is recorded in interest expense. These fair value hedges are highly effective and, thus, there is no impact on earnings due to hedge ineffectiveness. The dollar equivalent (based on inception date foreign currency exchange rates) gross notional amount of the Company’s interest rate swaps at December 31, 2010 was  $1.1 billion.

At December 31, 2010, the Company had interest rate swaps designated as fair value hedges of underlying fixed rate obligations. In November 2006, the Company entered into a  $400 million fixed-to-floating interest rate swap concurrent with the issuance of the three-year medium-term note due in 2009. In July 2007, in connection with the issuance of a seven-year Eurobond for an amount of 750 million Euros, the Company completed a fixed-to-floating interest rate swap on a notional amount of 400 million Euros as a fair value hedge of a portion of the fixed interest rate Eurobond obligation. In August 2010, the Company terminated 150 million Euros of the notional amount of this swap. As a result, a gain of 18 million Euros, recorded as part of the balance of the underlying debt, will be amortized over this debt’s remaining life. The Company also has two fixed-to-floating interest rate swaps with an aggregate notional amount of  $800 million designated as fair value hedges of the fixed interest rate obligation under the existing  $800 million, three-year, 4.50% notes issued in October 2008.

Fair Value Hedging — Foreign Currency: In November 2008, the Company entered into foreign currency forward contracts to purchase Japanese Yen, Pound Sterling, and Euros with a notional amount of  $255 million at the contract rates. These contracts were designated as fair value hedges of a U.S. dollar tax obligation. These fair value hedges matured in early January 2009. The mark-to-market of these forward contracts was recorded as gains or losses in tax expense and was offset by the gain or loss on the underlying tax obligation, which also was recorded in tax expense. Changes in the value of these contracts in 2009 through their maturity were not material.

The location in the consolidated statements of income and amounts of gains and losses related to derivative instruments designated as fair value hedges and similar information relative to the hedged items are as follows:

Year ended December 31, 2010	Gain (Loss) on Derivative		Gain (Loss) on Hedged Item
(Millions)	Recognized in Income		Recognized in Income
Derivatives in Fair Value Hedging Relationships	Location	Amount	Location	Amount
Interest rate swap contracts	Interest expense	$(16)	Interest expense	$16
Total		$(16)		$16

Year ended December 31, 2009	Gain (Loss) on Derivative		Gain (Loss) on Hedged Item
(Millions)	Recognized in Income		Recognized in Income
Derivatives in Fair Value Hedging Relationships	Location	Amount	Location	Amount
Interest rate swap contracts	Interest expense	$16	Interest expense	$(16)
Total		$16		$(16)

Net Investment Hedges:

As circumstances warrant, the Company uses cross currency swaps, forwards and foreign currency denominated debt to hedge portions of the Company’s net investments in foreign operations. For hedges that meet the effectiveness requirements, the net gains or losses attributable to changes in spot exchange rates are recorded in cumulative translation within other comprehensive income. The remainder of the change in value of such instruments is recorded in earnings. Recognition in earnings of amounts previously recorded in cumulative translation is limited to circumstances such as complete or substantially complete liquidation of the net investment in the hedged foreign operation. At December 31, 2010, there were no cross currency swaps and foreign currency forward contracts designated as net investment hedges.

In November 2006, the Company entered into a three-year floating-to-floating cross currency swap with a notional amount of  $200 million. This transaction was a partial hedge of the Company’s net investment in its European subsidiaries. This swap converted U.S. dollar-based variable interest payments to Euro-based variable interest payments associated with the notional amount. This swap matured in November 2009.

In September 2006, the Company entered into a three-year floating-to-floating cross currency swap with a notional amount of  $300 million. This transaction was a partial hedge of the Company’s net investment in its Japanese subsidiaries. This swap converted U.S. dollar-based variable interest payments to yen-based variable interest payments associated with the notional amount. This swap matured in September 2009.

In addition to the derivative instruments used as hedging instruments in net investment hedges, 3M also uses foreign currency denominated debt as nonderivative hedging instruments in certain net investment hedges. In July and December 2007, the Company issued seven-year fixed rate Eurobond securities for amounts of 750 million Euros and 275 million Euros, respectively. 3M designated each of these Eurobond issuances as hedging instruments of the Company’s net investment in its European subsidiaries.

The location in the consolidated statements of income and comprehensive income and amounts of gains and losses related to derivative and nonderivative instruments designated as net investment hedges are as follows. There were no reclassifications of the effective portion of net investment hedges out of accumulated other comprehensive income into income for the periods presented in the table below.

Year ended December 31, 2010 (Millions) Derivative and Nonderivative Instruments in	Pretax Gain (Loss) Recognized as Cumulative Translation within Other Comprehensive Income on Effective Portion of Instrument	Ineffective Portion of Gain (Loss) on Instrument and Amount Excluded from Effectiveness Testing Recognized in Income
Net Investment Hedging Relationships	Amount	Location	Amount
Foreign currency denominated debt	$111	N/A	$—
Total	$111		$—

Year ended December 31, 2009 (Millions) Derivative and Nonderivative Instruments in	Pretax Gain (Loss) Recognized as Cumulative Translation within Other Comprehensive Income on Effective Portion of Instrument	Ineffective Portion of Gain (Loss) on Instrument and Amount Excluded from Effectiveness Testing Recognized in Income
Net Investment Hedging Relationships	Amount	Location	Amount
Cross currency swap contracts	$(12)	Interest expense	$—
Foreign currency denominated debt	(27)	N/A	—
Total	$(39)		$—

Derivatives Not Designated as Hedging Instruments:

Derivatives not designated as hedging instruments include dedesignated foreign currency forward and option contracts that formerly were designated in cash flow hedging relationships (as referenced in the Cash Flow Hedges section above). In addition, 3M enters into foreign currency forward contracts and commodity price swaps to offset, in part, the impacts of certain intercompany activities (primarily associated with intercompany licensing arrangements) and fluctuations in costs associated with the use of certain precious metals, respectively. These derivative instruments are not designated in hedging relationships; therefore, fair value gains and losses on these contracts are recorded in earnings. The dollar equivalent gross notional amount of these forward, option and swap contracts not designated as hedging instruments totaled  $883 million as of December 31, 2010. The Company does not hold or issue derivative financial instruments for trading purposes.

The location in the consolidated statements of income and amounts of gains and losses related to derivative instruments not designated as hedging instruments are as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Gain (Loss) on Derivative		Gain (Loss) on Derivative
(Millions)	Recognized in Income		Recognized in Income
Derivatives Not Designated as Hedging Instruments	Location	Amount	Location	Amount
Foreign currency forward/option contracts	Cost of sales	$(24)	Cost of sales	$(41)
Foreign currency forward contracts	Interest expense	(19)	Interest expense	20
Commodity price swap contracts	Cost of sales	1	Cost of sales	1
Total		$(42)		$(20)

Location and Fair Value Amount of Derivative Instruments

The following table summarizes the fair value of 3M’s derivative instruments, excluding nonderivative instruments used as hedging instruments, and their location in the consolidated balance sheet.

December 31, 2010
(Millions)	Assets		Liabilities
Fair Value of Derivative Instruments	Location	Amount	Location	Amount

Derivatives designated as hedging instruments
Foreign currency forward/option contracts	Other current assets	$26	Other current liabilities	$48
Commodity price swap contracts	Other current assets	—	Other current liabilities	5
Interest rate swap contracts	Other assets	39	Other liabilities	—
Total derivatives designated as hedging instruments		$65		$53

Derivatives not designated as hedging instruments
Foreign currency forward/option contracts	Other current assets	$12	Other current liabilities	$34
Total derivatives not designated as hedging instruments		$12		$34

Total derivative instruments		$77		$87

December 31, 2009 (Millions)	Assets		Liabilities
Fair Value of Derivative Instruments	Location	Amount	Location	Amount

Derivatives designated as hedging instruments
Foreign currency forward/option contracts	Other current assets	$17	Other current liabilities	$41
Commodity price swap contracts	Other current assets	1	Other current liabilities	1
Interest rate swap contracts	Other assets	54	Other liabilities	—
Total derivatives designated as hedging instruments		$72		$42

Derivatives not designated as hedging instruments
Foreign currency forward/option contracts	Other current assets	$6	Other current liabilities	$52
Commodity price swap contracts	Other current assets	1	Other current liabilities	—
Total derivatives not designated as hedging instruments		$7		$52

Total derivative instruments		$79		$94

Additional information with respect to the fair value of derivative instruments is included in Note 13.

Currency Effects and Credit Risk

Currency Effects: 3M estimates that year-on-year currency effects, including hedging impacts, increased net income attributable to 3M by approximately  $15 million in 2010 and decreased net income attributable to 3M by approximately  $220 million in 2009. This estimate includes the effect of translating profits from local currencies into U.S. dollars; the impact of currency fluctuations on the transfer of goods between 3M operations in the United States and abroad; and transaction gains and losses, including derivative instruments designed to reduce foreign currency exchange rate risks and the negative impact of swapping Venezuelan bolivars into U.S. dollars. 3M estimates that year-on-year derivative and other transaction gains and losses decreased net income attributable to 3M by approximately  $115 million in 2010 and had an immaterial impact in 2009.

Credit risk: The Company is exposed to credit loss in the event of nonperformance by counterparties in interest rate swaps, currency swaps, commodity price swaps, and forward and option contracts. However, the Company’s risk is limited to the fair value of the instruments. The Company actively monitors its exposure to credit risk through the use of credit approvals and credit limits, and by selecting major international banks and financial institutions as counterparties. The Company does not anticipate nonperformance by any of these counterparties. 3M has credit support agreements in place with two of its primary derivatives counterparties. Under these agreements, either party is required to post eligible collateral when the market value of transactions covered by the agreements exceeds specified thresholds, thus limiting credit exposure for both parties.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements
Fair Value Measurements

NOTE 13.  Fair Value Measurements

3M follows ASC 820, Fair Value Measurements and Disclosures, with respect to assets and liabilities that are measured at fair value on a recurring basis and nonrecurring basis. Under the standard, fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The standard also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability developed based upon the best information available in the circumstances. The hierarchy is broken down into three levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs (other than quoted prices) that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability. Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Assets and Liabilities that are Measured at Fair Value on a Recurring Basis:

For 3M, assets and liabilities that are measured at fair value on a recurring basis primarily relate to available-for-sale marketable securities, available-for-sale investments (included as part of investments in the Consolidated Balance Sheet) and certain derivative instruments. Derivatives include cash flow hedges, interest rate swaps and most net investment hedges. The information in the following paragraphs and tables primarily addresses matters relative to these financial assets and liabilities. Separately, there were no material fair value measurements with respect to nonfinancial assets or liabilities that are recognized or disclosed at fair value in the Company’s financial statements on a recurring basis for 2010 and 2009.

3M uses various valuation techniques, which are primarily based upon the market and income approaches, with respect to financial assets and liabilities. Following is a description of the valuation methodologies used for the respective financial assets and liabilities measured at fair value.

Available-for-sale marketable securities — except auction rate securities:

Marketable securities, except auction rate securities, are valued utilizing multiple sources. A weighted average price is used for these securities. Market prices are obtained for these securities from a variety of industry standard data providers, security master files from large financial institutions, and other third-party sources. These multiple prices are used as inputs into a distribution-curve-based algorithm to determine the daily fair value to be used. 3M classifies

U.S. treasury securities as level 1, while all other marketable securities (excluding auction rate securities) are classified as level 2. Marketable securities are discussed further in Note 9.

Available-for-sale marketable securities — auction rate securities only:

As discussed in Note 9, auction rate securities held by 3M failed to auction since the second half of 2007. As a result, investments in auction rate securities are valued utilizing third-party indicative bid levels in markets that are not active and broker-dealer valuation models that utilize inputs such as current/forward interest rates, current market conditions and credit default swap spreads. 3M classifies these securities as level 3.

Available-for-sale investments:

Investments include equity securities that are traded in an active market. Closing stock prices are readily available from active markets and are used as being representative of fair value. 3M classifies these securities as level 1.

Derivative instruments:

The Company’s derivative assets and liabilities within the scope of ASC 815, Derivatives and Hedging, are required to be recorded at fair value. The Company’s derivatives that are recorded at fair value include foreign currency forward and option contracts, commodity price swaps, interest rate swaps, and net investment hedges where the hedging instrument is recorded at fair value. Net investment hedges that use foreign currency denominated debt to hedge 3M’s net investment are not impacted by the fair value measurement standard under ASC 820, as the debt used as the hedging instrument is marked to a value with respect to changes in spot foreign currency exchange rates and not with respect to other factors that may impact fair value.

3M has determined that foreign currency forwards and commodity price swaps will be considered level 1 measurements as these are traded in active markets which have identical asset or liabilities, while currency swaps, foreign currency options, interest rate swaps and cross-currency swaps will be considered level 2. For level 2 derivatives, 3M uses inputs other than quoted prices that are observable for the asset. These inputs include foreign currency exchange rates, volatilities, and interest rates. The level 2 derivative positions are primarily valued using standard calculations/models that use as their basis readily observable market parameters. Industry standard data providers are 3M’s primary source for forward and spot rate information for both interest rates and currency rates, with resulting valuations periodically validated through third-party or counterparty quotes and a net present value stream of cash flows model.

The following tables provide information by level for assets and liabilities that are measured at fair value on a recurring basis.

	Fair Value
(Millions)	at Dec. 31,	Fair Value Measurements Using Inputs Considered as
Description	2010	Level 1	Level 2	Level 3
Assets:
Available-for-sale:
Marketable securities:
U.S. government agency securities	$309	$—	$309	$—
Foreign government agency securities	55	—	55	—
Corporate debt securities	472	—	472	—
Commercial paper	55	—	55	—
Asset-backed securities:
Automobile loan related	397	—	397	—
Credit card related	149	—	149	—
Equipment lease related	38	—	38	—
Other	8	—	8	—
U.S. treasury securities	99	99	—
U.S. municipal securities	23	—	23	—
Auction rate securities	7	—	—	7
Other securities	29	—	29	—
Investments	21	21	—	—
Derivative instruments — assets:
Foreign currency forward/option contracts	38	36	2	—
Interest rate swap contracts	39	—	39	—

Liabilities:
Derivative instruments — liabilities:
Foreign currency forward/option contracts	82	82	—	—
Commodity price swap contracts	5	5	—	—

(Millions)	Fair Value at Dec. 31,	Fair Value Measurements Using Inputs Considered as
Description	2009	Level 1	Level 2	Level 3
Assets:
Available-for-sale:
Marketable securities:
U.S. government agency securities	$491	$—	$491	$—
Corporate debt securities	266	—	266	—
Asset-backed securities:
Automobile loan related	515	—	515	—
Credit card related	107	—	107	—
Equipment lease related	70	—	70	—
Other	13	—	13	—
U.S. treasury securities	94	94	—	—
Auction rate securities	5	—	—	5
Other securities	8	—	8	—
Investments	11	11	—	—
Derivative instruments — assets:
Foreign currency forward/option contracts	23	22	1	—
Commodity price swap contracts	2	2	—	—
Interest rate swap contracts	54	—	54	—

Liabilities:
Derivative instruments — liabilities:
Foreign currency forward/option contracts	93	93	—	—
Commodity price swap contracts	1	1	—	—

The following table provides a reconciliation of the beginning and ending balances of items measured at fair value on a recurring basis in the table above that used significant unobservable inputs (Level 3).

(Millions) Marketable securities — auction rate securities only	2010	2009	2008
Beginning balance	$5	$1	$16
Total gains or losses:
Included in earnings	—	—	(3)
Included in other comprehensive income	2	6	(12)
Purchases, issuances, and settlements	—	(2)	—
Transfers in and/or out of Level 3	—	—	—
Ending balance (December 31)	7	5	1

Additional losses included in earnings due to reclassifications from other comprehensive income for:
Securities sold during the period ended December 31	—	(2)	—
Securities still held at December 31	—	—	(6)

In addition, the plan assets of 3M’s pension and postretirement benefit plans are measured at fair value on a recurring basis (at least annually). Refer to Note 11.

Assets and Liabilities that are Measured at Fair Value on a Nonrecurring Basis:

Disclosures are required for certain assets and liabilities that are measured at fair value, but are recognized and disclosed at fair value on a nonrecurring basis in periods subsequent to initial recognition. During 2010 and 2009, such measurements of fair value related primarily to long-lived asset impairments in 2009.

The following table provides information by level for assets and liabilities that were measured at fair value on a nonrecurring basis. This table provides the fair value and amount of long-lived asset impairments for the periods indicated. Refer to Note 1 (“Property, plant and equipment” and “Intangible Assets”) for further discussion of accounting policies related to long-lived asset impairments.

There were no long-lived asset impairments for 2010. Long-lived asset impairments for 2009 included the portion of 2009 restructuring actions related to long-lived asset impairments as discussed in Note 4, with the complete carrying amount of such assets written off and included in operating income results. In addition to the restructuring activities, in June 2009 the Company recorded a  $13 million impairment of certain long-lived assets associated with the UK passport production activity of 3M’s Security Systems Division (within the Safety, Security and Protection Services business segment). In June 2009, 3M was notified that the UK government decided to award the production of its passports to a competitor upon the expiration of 3M’s existing UK passport contracts in October 2010. Accordingly, 3M tested the long lived assets associated with the UK passport activity for recoverability which indicated that the asset grouping’s carrying amount exceeded the remaining expected cash flows. As a result, associated assets were written down to a fair value of  $41 million in June 2009. 3M primarily uses a discounted cash flow model that uses inputs such as interest rates and cost of capital, to determine the fair value of such assets. 3M considers these level 3 inputs.

Year ended December 31, 2009		Fair Value Measurements Using
(Millions)		Quoted Prices in	Significant
Description	Fair value	Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Gains (Losses)
Long-lived assets held and used	$41	$—	$—	$41	$(32)

Fair Value of Financial Instruments:

The Company’s financial instruments include cash and cash equivalents, marketable securities, accounts receivable, certain investments, accounts payable, borrowings, and derivative contracts. The fair values of cash and cash equivalents, accounts receivable, accounts payable, and short-term borrowings and current portion of long-term debt approximated carrying values because of the short-term nature of these instruments. Available-for-sale marketable securities and investments, in addition to certain derivative instruments, are recorded at fair values as indicated in the preceding disclosures. The Company utilized third-party quotes to estimate fair values for its long-term debt. Information with respect to the carrying amounts and estimated fair values of these financial instruments follow:

	December 31, 2010		December 31, 2009
(Millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term debt, excluding current portion	$4,183	$4,466	$5,097	$5,355

The fair values reflected above consider the terms of the related debt absent the impacts of derivative/hedging activity. The carrying amount of long-term debt referenced above is impacted by certain fixed-to-floating interest rate swaps that are designated as fair value hedges and by the designation of fixed rate Eurobond securities issued by the Company as hedging instruments of the Company’s net investment in its European subsidiaries. 3M’s fixed-rate bonds were trading at a premium at December 31, 2010 and 2009 due to the low interest rates and tightening of 3M’s credit spreads.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

NOTE 14.  Commitments and Contingencies

Capital and Operating Leases:

Rental expense under operating leases was  $262 million in 2010,  $244 million in 2009 and  $247 million in 2008. It is 3M’s practice to secure renewal rights for leases, thereby giving 3M the right, but not the obligation, to maintain a presence in a leased facility. 3M has two primary capital leases. First, 3M has a capital lease, which became effective in April 2003, that involves a building in the United Kingdom (with a lease term of 22 years). During the second quarter of 2003, 3M recorded a capital lease asset and obligation of approximately 33.5 million United Kingdom pounds (approximately  $52 million at December 31, 2010 exchange rates). Second, during the fourth quarter of 2009, 3M recorded a capital lease asset and obligation of approximately  $50 million related to an IT investment with an amortization period of seven years.

Minimum lease payments under capital and operating leases with non-cancelable terms in excess of one year as of December 31, 2010, were as follows:

(Millions)	Capital Leases	Operating Leases
2011	$17	$139
2012	18	104
2013	18	69
2014	17	41
2015	4	25
After 2015	37	64
Total	$111	$442
Less: Amounts representing interest	5
Present value of future minimum lease payments	106
Less: Current obligations under capital leases	12
Long-term obligations under capital leases	$94

Warranties/Guarantees:

3M’s accrued product warranty liabilities, recorded on the Consolidated Balance Sheet as part of current and long-term liabilities, are estimated at approximately  $27 million as of December 31, 2010 and approximately  $25 million as of December 31, 2009. 3M does not consider this amount to be material. The fair value of 3M guarantees of loans with third parties and other guarantee arrangements are not material.

Related Party Activity:

3M does not have any material related party activity that is not in the ordinary course of business.

Legal Proceedings:

The Company and some of its subsidiaries are involved in numerous claims and lawsuits, principally in the United States, and regulatory proceedings worldwide. These include various products liability (involving products that the Company now or formerly manufactured and sold), intellectual property, and commercial claims and lawsuits, including those brought under the antitrust laws, and environmental proceedings. Unless otherwise stated, the Company is vigorously defending all such litigation.

Process for Disclosure and Recording of Liabilities and Insurance Receivables Related to Legal Proceedings

Many lawsuits and claims involve highly complex issues relating to causation, scientific evidence, and whether there are actual damages and are otherwise subject to substantial uncertainties. Assessments of lawsuits and claims can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. The Company complies with the requirements of ASC Topic 450, Contingencies, and related guidance, and records liabilities for legal proceedings in those instances where it can reasonably estimate the amount of the loss and where liability is probable. Where the reasonable estimate of the probable loss is a range, the Company records the most likely estimate of the loss, or the low end of the range if there is no one best estimate. The Company either discloses the amount of a possible loss or range of loss in excess of established reserves if estimable, or states that such an estimate cannot be made. The Company discloses significant legal proceedings even where liability is not probable or the amount of the liability is not estimable, or both, if the Company believes there is at least a reasonable possibility that a loss may be incurred.

The Company estimates insurance receivables based on an analysis of its numerous policies, including their exclusions, pertinent case law interpreting comparable policies, its experience with similar claims, and assessment of the nature of the claim, and records an amount it has concluded is likely to be recovered. For those insured matters where the Company has taken a reserve, the Company also records receivables for the amount of insurance that it expects to recover under the Company’s insurance program. For those insured matters where the Company has not taken a reserve because the liability is not probable or the amount of the liability is not estimable, or both, but where the Company has incurred an expense in defending itself, the Company records receivables for the amount of insurance that it expects to recover for the expense incurred.

Because litigation is subject to inherent uncertainties, and unfavorable rulings or developments could occur, there can be no certainty that the Company may not ultimately incur charges in excess of presently recorded liabilities. A future adverse ruling, settlement, or unfavorable development could result in future charges that could have a material adverse effect on the Company’s results of operations or cash flows in the period in which they are recorded. The Company currently believes that such future charges, if any, would not have a material adverse effect on the consolidated financial position of the Company, taking into account its significant available insurance coverage. Based on experience and developments, the Company periodically reexamines its estimates of probable liabilities and associated expenses and receivables, and whether it is able to estimate a liability previously determined to be not estimable and/or not probable. Where appropriate, the Company makes additions to or adjustments of its estimated liabilities. As a result, the current estimates of the potential impact on the Company’s consolidated financial position, results of operations and cash flows for the legal proceedings and claims pending against the Company could change in the future.

The following table shows the major categories of significant legal matters — respirator mask/asbestos litigation (including Aearo), environmental remediation and other environmental liabilities — for which the Company has been able to estimate its probable liability and for which the Company has taken reserves and the related insurance receivables:

At December 31 (Millions)	2010	2009	2008
Respirator mask/asbestos liabilities	126	138	140
Respirator mask/asbestos insurance receivables	122	143	193

Environmental remediation liabilities	24	31	31
Environmental remediation insurance receivables	15	15	15

Other environmental liabilities	90	117	137

The following sections first describe the significant legal proceedings in which the Company is involved, and then describe the liabilities and associated insurance receivables the Company has accrued relating to its significant legal proceedings.

Respirator Mask/Asbestos Litigation

As of December 31, 2010, the Company is a named defendant, with multiple co-defendants, in 854 lawsuits in various courts that purport to represent approximately 2,148 individual claimants, down from the approximately 2,510 individual claimants with actions pending at December 31, 2009.

The vast majority of the lawsuits and claims resolved by and currently pending against the Company allege use of some of the Company’s mask and respirator products and seek damages from the Company and other defendants for alleged personal injury from workplace exposures to asbestos, silica, coal mine dust or other occupational dusts found in products manufactured by other defendants or generally in the workplace. A minority of claimants generally allege personal injury from occupational exposure to asbestos from products previously manufactured by the Company, which are often unspecified, as well as products manufactured by other defendants, or occasionally at Company premises.

The Company’s current volume of new and pending matters is substantially lower than its historical experience. The Company expects that filing of claims by unimpaired claimants in the future will continue to be at much lower levels than in the past. Accordingly, the number of claims alleging more serious injuries, including mesothelioma and other malignancies, while remaining relatively constant and consistent with historical experience, will represent a greater percentage of total claims than in the past. The Company has prevailed in all nine cases taken to trial, including seven of the eight cases tried to verdict (such trials occurred in 1999, 2000, 2001, 2003, 2004, and 2007), and an appellate reversal in 2005 of the 2001 jury verdict adverse to the Company. The ninth case, tried in 2009, was dismissed by the Court at the close of plaintiff’s evidence, based on the Court’s legal finding that the plaintiff had not presented sufficient evidence to support a jury verdict. This case is being appealed by the plaintiffs and briefing is underway.

The Company has demonstrated in these past trial proceedings that its respiratory protection products are effective as claimed when used in the intended manner and in the intended circumstances. Consequently the Company believes that claimants are unable to establish that their medical conditions, even if significant, are attributable to the Company’s respiratory protection products. Nonetheless the Company’s litigation experience indicates that claims of persons with malignant conditions are costlier to resolve than the claims of unimpaired persons, and it therefore believes the average cost of resolving pending and future claims on a per-claim basis will continue to be higher than it experienced in prior periods when the vast majority of claims were asserted by the unimpaired.

Plaintiffs have asserted specific dollar claims for damages in approximately 31% of the 854 lawsuits that were pending against the Company at the end of 2010 in all jurisdictions. A majority of states restrict or prohibit specifying damages in tort cases such as these, and most of the remaining jurisdictions do not require such specification. In those cases in which plaintiffs choose to assert specific dollar amounts in their complaints, brought in states that permit such pleading, the amounts claimed are typically not meaningful as an indicator of the Company’s potential liability. This is because (a) the amounts claimed typically bear no relation to the extent of the plaintiff’s injury, if any; (b) the complaints nearly always assert claims against multiple defendants with the typical complaint asserting claims against as few as a dozen different defendants to upwards of 275 different defendants, the damages alleged are not attributed to individual defendants, and a defendant’s share of liability may turn on the law of joint and several liability, which can vary by state, and by the amount of fault a jury allocates to each defendant if a case is ultimately tried before a jury; (c) many cases are filed against the Company even though the plaintiffs did not use any of the Company’s products and, ultimately, are withdrawn or dismissed without any payment; and (d) many cases are brought on behalf of plaintiffs who have not suffered any medical injury, and, ultimately, are resolved without any payment or a payment that is a small fraction of the damages initially claimed. Of the 261 pending cases in which purported damage amounts are specified in the complaints, 158 cases involve claims of  $100,000 or less, (five (5) of which also allege punitive damages of  $10 million); 98 cases involve claims between  $100,000 and  $3 million; three (3) cases involve claims of  $10 million (two (2) of which also allege punitive damages of  $10 million); one (1) case involves claims of  $10 million to  $50 million (which also alleges punitive damages of  $15 million); and one (1) case involves claims of  $50 million (which also alleges punitive damages of  $50 million). Some complaints allege that the compensatory and punitive damages are at least the amounts specified. As previously stated, the Company’s experience and the other reasons cited indicate that the damage amounts specified in complaints are not a meaningful factor in any assessment of the Company’s potential liability.

As previously reported, the State of West Virginia, through its Attorney General, filed a complaint in 2003 against the Company and two other manufacturers of respiratory protection products in the Circuit Court of Lincoln County, West Virginia and amended it in 2005. The amended complaint seeks substantial, but unspecified, compensatory damages primarily for reimbursement of the costs allegedly incurred by the State for worker’s compensation and healthcare benefits provided to all workers with occupational pneumoconiosis and unspecified punitive damages. While the case has been inactive since the fourth quarter of 2007, the State of West Virginia has recently asked the Court to set a case management conference in the spring of 2011. No liability has been recorded for this matter because the Company believes that liability is not probable and estimable at this time. In addition, Company is not able to estimate a possible loss or range of loss given the minimal activity in this case and the fact that the complaint asserts claims against two other manufacturers where a defendant’s share of liability may turn on the law of joint and several liability and by the amount of fault a jury allocates to each defendant if a case is ultimately tried before a jury.

Respirator Mask/Asbestos Liabilities and Insurance Receivables: The Company estimates its respirator mask/asbestos liabilities, including the cost to resolve the claim and defense costs, by examining: (i) the Company’s experience in resolving claims, (ii) apparent trends, (iii) the apparent quality of claims (e.g., whether the claim has been asserted on behalf of asymptomatic claimants), (iv) changes in the nature and mix of claims (e.g., the proportion of claims asserting usage of the Company’s mask or respirator products and alleging exposure to each of asbestos, silica, coal or other occupational dusts, and claims pleading use of asbestos-containing products allegedly manufactured by the Company), (v) the number of current claims and a projection of the number of future asbestos and other claims that may be filed against the Company, (vi) the cost to resolve recently settled claims, and (vii) an estimate of the cost to resolve and defend against current and future claims.

Developments may occur that could affect the Company’s estimate of its liabilities. These developments include, but are not limited to, significant changes in (i) the number of future claims, (ii) the average cost of resolving claims, (iii) the legal costs of defending these claims and in maintaining trial readiness, (iv) changes in the mix and nature of claims received, (v) trial and appellate outcomes, (vi) changes in the law and procedure applicable to these claims, and (vii) the financial viability of other co-defendants and insurers.

As a result of the costs of aggressively defending itself and the greater cost of resolving claims of persons with malignant conditions, the Company increased its reserves in 2010 for respirator mask/asbestos liabilities by  $19 million, of which  $5 million and  $14 million were recorded in the third and fourth quarters of 2010, respectively. As of December 31, 2010, the Company had reserves for respirator mask/asbestos liabilities of  $94 million (excluding Aearo reserves). The Company can not estimate the amount or range of amounts by which the liability may exceed the reserve the Company has established because of the (i) inherent difficulty in projecting the number of claims that have not yet been asserted, particularly with respect to the Company’s respiratory products that themselves did not contain any harmful materials (which makes the various published studies that purport to project future asbestos claims substantially removed from the Company’s principal experience and which themselves vary widely), (ii) the complaints nearly always assert claims against multiple defendants where the damages alleged are typically not attributed to individual defendants so that a defendant’s share of liability may turn on the law of joint and several liability, which can vary by state, (iii) the multiple factors described above that the Company considers in estimating its liabilities, and (iv) the several possible developments described above that may occur that could affect the Company’s estimate of liabilities.

As of December 31, 2010, the Company’s receivable for insurance recoveries related to the respirator mask/asbestos litigation was  $122 million. The Company increased its receivables for insurance recoveries by  $4 million in 2010 related to this litigation of which  $1 million and  $3 million were recorded in the third and fourth quarters of 2010, respectively. As a result of settlements reached with its insurers, the Company was paid approximately  $25 million in 2010 in connection with the respirator mask/asbestos litigation.

Various factors could affect the timing and amount of recovery of this receivable, including (i) delays in or avoidance of payment by insurers; (ii) the extent to which insurers may become insolvent in the future, and (iii) the outcome of negotiations with insurers and legal proceedings with respect to respirator mask/asbestos liability insurance coverage. The difference between the accrued liability and insurance receivable represents in part the time delay between payment of claims on the one hand and receipt of insurance reimbursements on the other hand. Because of the lag time between settlement and payment of a claim, no meaningful conclusions may be drawn from quarterly or annual changes in the amount of receivables for expected insurance recoveries or changes in the number of claimants.

As previously reported, on January 5, 2007 the Company was served with a declaratory judgment action filed on behalf of two of its insurers (Continental Casualty and Continental Insurance Co. — both part of the Continental Casualty Group) disclaiming coverage for respirator mask/asbestos claims. These insurers represent approximately  $14 million of the  $122 million insurance recovery receivable referenced in the above table. The action, pending in the District Court in Ramsey County, Minnesota, seeks declaratory judgment regarding coverage provided by the policies and the allocation of covered costs among the policies issued by the various insurers. The action named, in addition to the Company, over 60 of the Company’s insurers. This action is similar in nature to an action filed in 1994 with respect to breast implant coverage, which ultimately resulted in the Minnesota Supreme Court’s ruling of 2003 that was largely in the Company’s favor. The plaintiff insurers have served an amended complaint that names some additional insurers and deletes others. A significant number of the insurer defendants named in the amended complaint have been dismissed because of settlements they have reached with 3M regarding the matters at issue in the lawsuit. Three additional insurers have recently been or are being added as parties to the case. The case remains in its early stages with a trial scheduled to begin in June, 2012.

Respirator Mask/Asbestos Litigation — Aearo Technologies

On April 1, 2008, a subsidiary of the Company purchased the stock of Aearo Holding Corp., the parent of Aearo Technologies (“Aearo”). Aearo manufactures and sells various products, including personal protection equipment, such as eye, ear, head, face, fall and certain respiratory protection products.

As of December 31, 2010, Aearo and/or other companies that previously owned and operated Aearo’s respirator business (American Optical Corporation, Warner-Lambert LLC, AO Corp. and Cabot Corporation (“Cabot”)) are named defendants, with multiple co-defendants, including the Company, in numerous lawsuits in various courts in which plaintiffs allege use of mask and respirator products and seek damages from Aearo and other defendants for alleged personal injury from workplace exposures to asbestos, silica-related, or other occupational dusts found in products manufactured by other defendants or generally in the workplace.

As of December 31, 2010, the Company, through its Aearo subsidiary, has recorded  $32 million as the best estimate of the probable liabilities for product liabilities and defense costs related to current and future Aearo-related asbestos and silica-related claims. Responsibility for legal costs, as well as for settlements and judgments, is currently shared in an informal arrangement among Aearo, Cabot, American Optical Corporation and a subsidiary of Warner Lambert and their insurers (the “Payor Group”). Liability is allocated among the parties based on the number of years each company sold respiratory products under the “AO Safety” brand and/or owned the AO Safety Division of American Optical Corporation and the alleged years of exposure of the individual plaintiff. Aearo’s share of the contingent liability is further limited by an agreement entered into between Aearo and Cabot on July 11, 1995. This agreement provides that, so long as Aearo pays to Cabot an annual fee of  $400,000, Cabot will retain responsibility and liability for, and indemnify Aearo against, asbestos and silica-related product liability claims for respirators manufactured prior to July 11, 1995.

Because the date of manufacture for a particular respirator allegedly used in the past is often difficult to determine, Aearo and Cabot have applied the agreement to claims arising out of the alleged use of respirators while exposed to asbestos or silica or products containing asbestos or silica prior to January 1, 1997. With these arrangements in place, Aearo’s potential liability is limited to exposures alleged to have arisen from the use of respirators while exposed to asbestos, silica or other occupational dusts on or after January 1, 1997.

To date, Aearo has elected to pay the annual fee. Aearo could potentially be exposed to additional claims for some part of the pre-July 11, 1995 period covered by its agreement with Cabot if Aearo elects to discontinue its participation in this arrangement, or if Cabot is no longer able to meet its obligations in these matters.

Developments may occur that could affect the estimate of Aearo’s liabilities. These developments include, but are not limited to: (i) significant changes in the number of future claims, (ii) significant changes in the average cost of resolving claims, (iii) significant changes in the legal costs of defending these claims, (iv) significant changes in the mix and nature of claims received, (v) trial and appellate outcomes, (vi) significant changes in the law and procedure applicable to these claims, (vii) significant changes in the liability allocation among the co-defendants, (viii) the financial viability of members of the Payor Group including exhaustion of available coverage limits, (ix) the outcome of pending insurance coverage litigation among certain other members of the Payor Group and their respective insurers, and/or (x) a determination that the interpretation of the contractual obligations on which Aearo has estimated its share of liability is inaccurate. The Company cannot determine the impact of these potential developments on its current estimate of Aearo’s share of liability for these existing and future claims. If any of the developments described above were to occur, the actual amount of these liabilities for existing and future claims could be significantly larger than the reserved amount.

Because of the inherent difficulty in projecting the number of claims that have not yet been asserted, the complexity of allocating responsibility for future claims among the Payor Group, and the several possible developments that may occur that could affect the estimate of Aearo’s liabilities, the Company can not estimate the amount or range of amounts by which Aearo’s liability may exceed the reserve the Company has established.

Environmental Matters and Litigation

The Company’s operations are subject to environmental laws and regulations including those pertaining to air emissions, wastewater discharges, toxic substances, and the handling and disposal of solid and hazardous wastes enforceable by national, state, and local authorities around the world, and private parties in the United States and abroad. These laws and regulations provide, under certain circumstances, a basis for the remediation of contamination, for restoration of or compensation for damages to natural resources, and for personal injury and property damage claims. The Company has incurred, and will continue to incur, costs and capital expenditures in complying with these laws and regulations, defending personal injury and property damage claims, and modifying its business operations in light of its environmental responsibilities. In its effort to satisfy its environmental responsibilities and comply with environmental laws and regulations, the Company has established, and periodically updates, policies relating to environmental standards of performance for its operations worldwide.

Under certain environmental laws, including the United States Comprehensive Environmental Response, Compensation and Liability Act of 1980 and similar state laws, the Company may be jointly and severally liable, typically with other companies, for the costs of remediation of environmental contamination at current or former facilities and at off-site locations. The Company has identified numerous locations, most of which are in the United States, at which it may have some liability. Please refer to the paragraph entitled “Environmental Liabilities and Insurance Receivables” that follows for information on the amount of the reserve.

Environmental Matters

As previously reported, the Company has been voluntarily cooperating with ongoing reviews by local, state, national (primarily the U.S. Environmental Protection Agency (EPA)), and international agencies of possible environmental and health effects of various perfluorinated compounds (“PFCs”), including perfluorooctanyl compounds (perflurooctanoic acid or “PFOA” and perfluorooctane sulfonate or “PFOS”). As a result of its phase-out decision in May 2000, the Company no longer manufactures perfluorooctanyl compounds, and through changes to its manufacturing process at the end of 2008, no longer uses such compounds in its manufacturing process.

Regulatory activities concerning PFOA and/or PFOS continue in Europe and elsewhere, and before certain international bodies. These activities include gathering of exposure and use information, risk assessment, and consideration of regulatory approaches.

In late 2008 and early 2009, the EPA implemented testing of private wells and soils at certain agricultural sites in Alabama where wastewater treatment sludge was applied from a local wastewater treatment plant that received wastewater from numerous industrial sources. In this same timeframe, the EPA also issued provisional health advisory  values for drinking water for PFOA of 0.4 parts per billion (“ppb”) and PFOS of 0.2 ppb. The EPA currently believes that these levels are protective of drinking water supplies for a lifetime of consumption and is working with local industry, including 3M, to continue testing private wells in the area. EPA’s past testing of public drinking water supplies in Lawrence and Morgan Counties indicate that the levels of PFOA and PFOS are well below the provisional health advisories. 3M and other companies are completing the survey of properties near the sites where wastewater treatment sludge was applied to determine if any further private drinking water wells are present and will continue to monitor for another quarter those few wells that showed levels of PFOS or PFOA above detection levels but below the EPA’s provisional health advisory levels. In late 2010, four new wells were identified which will be tested according to the protocol agreed to with the EPA. If any private wells are found to exceed the EPA’s provisional health advisory levels, 3M and the other companies will provide alternative water supplies.

As previously reported, the Company entered into a voluntary remedial action agreement with the Alabama Department of Environmental Management (ADEM) to address the presence of PFCs in the soil on the Company’s manufacturing facility in Decatur, Alabama. For approximately twenty years, the Company incorporated wastewater treatment plant sludge containing PFCs in fields surrounding its Decatur facility pursuant to a permit issued by ADEM. After a review of the available options to address the presence of PFCs in the soil, ADEM agreed that the preferred remediation option is to use a multilayer cap over the former sludge incorporation areas on the manufacturing site with groundwater migration controls and treatment. Implementation of that option continued throughout 2010 and is expected to be completed in 2014.

The Company continues to work with the Minnesota Pollution Control Agency (MPCA) pursuant to the terms of the previously disclosed May 2007 Settlement Agreement and Consent Order to address the presence of perfluorinated compounds in the soil and groundwater at former disposal sites in Washington County, Minnesota (Oakdale and Woodbury) and at the Company’s manufacturing facility at Cottage Grove, Minnesota. Under this agreement, the Company’s principal obligations include (i) evaluating releases of perfluoronated compounds from these sites and proposing response actions; (ii) providing treatment or alternative drinking water upon identifying any exceeded level of a Health Based Value (“HBV”) or Health Risk Limit (“HRL”) (i.e., the amount of a chemical in drinking water determined by the Minnesota Department of Health to be safe for people to drink for a lifetime) for any perfluoronated compounds as a result of contamination from these sites; (iii) remediating any source of other PFCs at these sites that is not controlled by actions to remediate PFOA and PFOS; and (iv) sharing information with the MPCA about perfluoronated compounds. During 2008, the MPCA issued formal decisions adopting remedial options for the former disposal sites in Washington County Minnesota (Oakdale and Woodbury). In August 2009, the MPCA issued a formal decision adopting remedial options for the Company’s Cottage Grove manufacturing facility. During the spring and summer of 2010, 3M began implementing the remedial options at the Cottage Grove and Woodbury sites. 3M commenced the remedial option at the Oakdale site in late 2010. At each location the remedial options were among those recommended by the Company. Remediation work will continue at all three sites in 2011.

The Company cannot predict what additional regulatory actions arising from the foregoing proceedings and activities, if any, may be taken regarding such compounds or the consequences of any such actions.

In March 2010, the Wisconsin Department of Justice notified the Company that it is seeking  $270,000 in penalties for alleged past violations of the Wisconsin Air Management regulations at the Company’s manufacturing facility in Prairie du Chien, Wisconsin. In July 2010, the Company and the State of Wisconsin reached a settlement of the matter by the Company paying a  $150,000 penalty and agreeing to implement two environmental projects at its manufacturing facility.

Environmental Litigation

As previously reported, a former employee filed a purported class action lawsuit in 2002 in the Circuit Court of Morgan County, Alabama, involving perfluorooctanyl chemistry, seeking unstated damages alleging that the plaintiffs suffered fear, increased risk, subclinical injuries, and property damage from exposure to perfluorooctanyl chemistry at or near the Company’s Decatur, Alabama, manufacturing facility. The Circuit Court in 2005 granted the Company’s motion to dismiss the named plaintiff’s personal injury-related claims on the basis that such claims are barred by the exclusivity provisions of the state’s Workers Compensation Act. The plaintiffs’ counsel filed an amended complaint in November 2006, limiting the case to property damage claims on behalf of a purported class of residents and property owners in the vicinity of the Decatur plant. Also, in 2005, the judge in a second purported class action lawsuit (filed by three residents of Morgan County, Alabama, seeking unstated compensatory and punitive damages involving alleged damage to their property from emissions of perfluorooctanyl compounds from the Company’s Decatur, Alabama, manufacturing facility that formerly manufactured those compounds) granted the Company’s motion to abate the case, effectively putting the case on hold pending the resolution of class certification issues in the first action described above filed in the same court in 2002. Despite the stay, plaintiffs filed an amended complaint seeking damages for alleged personal injuries and property damage on behalf of the named plaintiffs and the members of a purported class. No further action in the case is expected unless and until the stay is lifted.

In February 2009, a resident of Franklin County, Alabama, filed a purported class action lawsuit in the Circuit Court of Franklin County seeking compensatory damages and injunctive relief based on the application by the Decatur wastewater treatment plant of wastewater treatment sludge to farmland and grasslands in the state that allegedly contain PFOA, PFOS and other perfluorochemicals. The named defendants in the case include 3M, Dyneon LLC, Daikin America, Inc., Synagro-WWT, Inc., Synagro South, LLC and Biological Processors of America. The named plaintiff seeks to represent a class of all persons within the State of Alabama, Inc. who have had PFOA, PFOS and other perfluorochemicals released or deposited on their property. In March 2010, the Alabama Supreme Court ordered the case transferred from Franklin County to Morgan County. In May, 2010, consistent with its handling of the other matters, the Morgan County Circuit Court abated this case, putting it on hold pending the pending the resolution of the class certification issues in the first case filed there.

In July 2009, the Emerald Coast Utilities Authority in Florida filed a lawsuit against the Company, E.I. DuPont de Nemours and Company, Solutia, Inc., and Fire Ram International, Inc. in the Escambia County Circuit Court alleging contamination of public drinking water wells from PFOA and PFOS and seeking to recover costs related to investigation, treatment, remediation and monitoring of alleged PFOA and PFOS contamination of its wells. The Company, joined by the other defendants, removed the lawsuit to the U. S. District Court for the Northern District of Florida. On November 19, 2009 the District Court denied the plaintiff’s motion to remand the case to state court, finding that plaintiff’s joinder of the only Florida defendant, Fire Ram International, Inc., was fraudulent. The District Court subsequently denied as not timely the plaintiff’s motion for leave to file an amended complaint. On April 29, 2010, the Company and the other defendants argued motions for summary judgment, seeking dismissal of the case on various legal grounds. On September 29, 2010, the Court granted these motions and dismissed the lawsuit. The plaintiff opted not to appeal.

In June 2009, the Company, along with more than 250 other companies, was served with a third-party complaint seeking contribution towards the cost of cleaning up a 17-mile stretch of the Passaic River in New Jersey. After commencing an enforcement action in 1990, the State of New Jersey filed suit against Maxus Energy, Tierra Solutions, Occidental Chemical and two other companies seeking cleanup and removal costs and other damages associated with the presence of dioxin and other hazardous substances in the sediment of the Passaic. The third-party complaint seeks to spread those costs among the third-party defendants, including the Company. Based on the cleanup remedy currently proposed by the EPA, the total costs at issue could easily exceed  $1 billion. The Company’s recent involvement in the case appears to relate to its past disposal of industrial waste at two commercial waste disposal facilities in New Jersey. Whether, and to what extent, the Company may be required to contribute to the costs at issue in the case remains to be determined. The Company does not yet have a basis for estimating its potential exposure in this case, although the Company currently believes its allocable share, if any, is likely to be a fraction of one percent of the total costs.

On December 30, 2010, the State of Minnesota, by its Attorney General Lori Swanson, acting in its capacity as trustee of the natural resources of the State of Minnesota, filed a lawsuit in Hennepin County District Court against 3M to recover damages (including unspecified assessment costs and reasonable attorney’s fees) for alleged injury to, destruction of, and loss of use of certain of the State’s natural resources under several Minnesota Statutes (including the Minnesota Environmental Response and Liability Act (MERLA) and the Minnesota Water Pollution Control Act (MWPCA)), as well as statutory nuisance and under common law based on claims of trespass, nuisance, and negligence with respect to the presence of PFC’s in the groundwater, surface water, fish or other aquatic life and sediments. The State also seeks declarations under MERLA that 3M is responsible for all damages the State may suffer in the future for injuries to natural resources from releases of PFCs into the environment, and under MWPCA that 3M is responsible for compensation for future loss or destruction of fish, aquatic life and other damages. On January 14, 2011, the City of Lake Elmo intervened in the State of Minnesota lawsuit and seeks damages in excess of  $50,000 and other legal and equitable relief, including reasonable attorneys’ fees, for alleged contamination of city property, wells, groundwater and water contained in the wells with PFCs under several theories, including common law and statutory nuisance, strict liability, trespass, negligence, and conversion.

The Company has not recorded any liabilities for the Company’s environmental litigation described in this section because the Company believes that liability is not probable and estimable at this time. Because of the limited activity in these cases, the Company is not able to estimate a possible loss or range of loss, with the exception of the Passaic River litigation, where the Company indicated that its potential exposure, if any, is likely to be a fraction of one percent of the total costs.

Environmental Liabilities and Insurance Receivables

As of December 31, 2010, the Company had recorded liabilities of  $24 million for estimated “environmental remediation” costs based upon an evaluation of currently available facts with respect to each individual site and also recorded related insurance receivables of  $15 million. The Company records liabilities for remediation costs on an undiscounted basis when they are probable and reasonably estimable, generally no later than the completion of  feasibility studies or the Company’s commitment to a plan of action. Liabilities for estimated costs of environmental remediation, depending on the site, are based primarily upon internal or third-party environmental studies, and estimates as to the number, participation level and financial viability of any other potentially responsible parties, the extent of the contamination and the nature of required remedial actions. The Company adjusts recorded liabilities as further information develops or circumstances change. The Company expects that it will pay the amounts recorded over the periods of remediation for the applicable sites, currently ranging up to 20 years.

As of December 31, 2010, the Company had recorded liabilities of  $90 million for “other environmental liabilities” based upon an evaluation of currently available facts to implement the Settlement Agreement and Consent Order with the MPCA, the remedial action agreement with ADEM, and to address trace amounts of perfluorinated compounds in drinking water sources in the City of Oakdale and Lake Elmo, Minnesota, as well as presence in the soil and groundwater at the Company’s manufacturing facilities in Decatur, Alabama, and Cottage Grove, Minnesota, and at two former disposal sites in Washington County, Minnesota (Oakdale and Woodbury). The Company expects that most of the spending will occur over the next five years.

It is difficult to estimate the cost of environmental compliance and remediation given the uncertainties regarding the interpretation and enforcement of applicable environmental laws and regulations, the extent of environmental contamination and the existence of alternative cleanup methods. Developments may occur that could affect the Company’s current assessment, including, but not limited to: (i) changes in the information available regarding the environmental impact of the Company’s operations and products; (ii) changes in environmental regulations, changes in permissible levels of specific compounds in drinking water sources, or changes in enforcement theories and policies, including efforts to recover natural resource damages; (iii) new and evolving analytical and remediation techniques; (iv) success in allocating liability to other potentially responsible parties; and (v) the financial viability of other potentially responsible parties and third-party indemnitors. For sites included in both “environmental remediation liabilities” and “other environmental liabilities,” at which remediation activity is largely complete and remaining activity relates primarily to operation and maintenance of the remedy, including required post-remediation monitoring, the Company believes the exposure to loss in excess of the amount accrued would not be material to the Company’s consolidated results of operations or financial condition. However, for locations at which remediation activity is largely on-going, the Company cannot estimate a possible loss or range of loss in excess of the associated established reserves for the reasons described above.

Employment Litigation

Whitaker Lawsuit:

As previously reported, in December, 2004, one current and one former employee of the Company filed a purported class action in the District Court of Ramsey County, Minnesota, seeking to represent a class of all current and certain former salaried employees employed by the Company in Minnesota below a certain salary grade who were age 46 or older at any time during the applicable period to be determined by the Court (the “Whitaker” lawsuit). The complaint alleges the plaintiffs suffered various forms of employment discrimination on the basis of age in violation of the Minnesota Human Rights Act and seeks injunctive relief, unspecified compensatory damages (which they seek to treble under the statute), including back and front pay, punitive damages (limited by statute to  $8,500 per claimant) and attorneys’ fees. In January 2006, the plaintiffs filed a motion to join four additional named plaintiffs. This motion was unopposed by the Company and the four plaintiffs were joined in the case, although one plaintiff’s claim was dismissed following an individual settlement. A class certification hearing was held in December 2007. On April 11, 2008, the Court granted the plaintiffs’ motion to certify the case as a class action and defined the class as all persons who were 46 or older when employed by 3M in Minnesota in a salaried exempt position below a certain salary grade at any time on or after May 10, 2003, and who did not sign a document on their last day of employment purporting to release claims arising out of their employment with 3M. On April 28, 2009, the Minnesota Court of Appeals reversed the District Court’s class certification decision. The Court of Appeals found that the District Court had not required plaintiffs to meet the proper legal standards for certification of a class under Minnesota law and incorrectly had deferred resolving certain factual disputes that were relevant to the class certification requirements. The Court of Appeals remanded the case to the District Court for further proceedings in line with the evidentiary standards defined in its opinion. The trial court took expert testimony on the class certification issue on May 5-6, 2010 and held a hearing on the issue on August 25, 2010. A new decision on whether the case should proceed as a class action is pending.

Garcia Lawsuit

The Company was served on May 7, 2009 with a purported class action/collective action age discrimination lawsuit, which was filed in United States District Court for the Northern District of California, San Jose Division (the “Garcia lawsuit”). The case has since been transferred to the U.S. District Court for the District of Minnesota. The case is still in the initial phase of discovery.

In this case, five former and one current employee of the Company are seeking to represent all current and former salaried employees employed by the Company in the United States during the liability period, which plaintiffs define as 2001 to the present. In addition to the six named plaintiffs, there are presently 86 other current or former employees who have signed “opt-in” forms, seeking to join the action. This number has changed since the case was filed and is likely to change again as the case progresses. The Garcia lawsuit expressly excludes those persons encompassed within the proposed class in the Whitaker lawsuit. The same firm, joined by additional California counsel and local Minnesota counsel for the Garcia lawsuit, represents the plaintiffs in both cases.

The allegations of the complaint in the Garcia lawsuit are similar to those in the Whitaker lawsuit. Plaintiffs claim that they and other similarly situated employees suffered various forms of employment discrimination on the basis of age in violation of the federal Age Discrimination in Employment Act. In regard to these claims, plaintiffs seek to represent “all persons who were 46 or older when employed by 3M in the United States in a salaried position below the level of director, or salary grade 18, during the liability period.”  Because federal law protects persons age 40 and older from age discrimination, with respect to their claim of disparate impact only, plaintiffs also propose an alternative definition of similarly situated persons that would begin at age 40. On behalf of this group, plaintiffs seek injunctive relief, unspecified compensatory damages including back and front pay, benefits, liquidated damages and attorneys’ fees.

Certain of the plaintiffs’ and putative class members’ employment terminated under circumstances in which they were eligible for group severance plan benefits and in connection with those plans they signed waivers of claims, including age discrimination claims. Plaintiffs claim the waivers of age discrimination claims were invalid in various respects. This subset of release-signing plaintiffs seeks a declaration that the waivers of age discrimination claims are invalid, other injunctive, but non-monetary, remedies, and attorneys’ fees.

EEOC Age-Discrimination Charges

Six former employees and one current employee, all but one of whom are plaintiffs in the Garcia lawsuit, have also filed age discrimination charges against the Company with the U.S. Equal Employment Opportunity Commission and various pertinent state agencies, alleging age discrimination similar to the Whitaker and Garcia lawsuits and claiming that a class of similarly situated persons exists. Of these, three former employees filed charges in 2005 in Minnesota, Texas, and California. These filings include allegations that the release of claims signed by certain former employees in the purported class defined in the charges is invalid for various reasons and assert age discrimination claims on behalf of certain current and former salaried employees in states other than Minnesota and New Jersey. In 2006, a current employee filed an age discrimination charge against the Company with the U.S. Equal Employment Opportunity Commission and the pertinent state agency in Missouri, asserting claims on behalf of a class of all current and certain former salaried employees who worked in Missouri and other states other than Minnesota and New Jersey. In 2007, a former employee filed an age discrimination charge against the Company with the U.S. Equal Employment Opportunity Commission and the pertinent state agency in California, asserting claims on behalf of a class of all current and certain former salaried employees who worked in California. In January 2009, two former employees filed age discrimination charges against the Company with the U.S. Equal Employment Opportunity Commission and the pertinent state agency in Minnesota. The filings include allegations that the release of claims signed by certain former employees in the purported class defined in the charges is invalid for various reasons and assert age discrimination claims on behalf of certain current and former salaried employees in states other than Minnesota. The same law firm represents the plaintiffs in the Whitaker lawsuit as well as the claimants in each of these EEOC proceedings.

In January 2011, 3M reached an agreement in principle with plaintiffs’ counsel to resolve the Whitaker and Garcia lawsuits. The tentative agreement is subject to required court procedures and preparation of the necessary documents and will be subject to court review and approval. 3M is currently in discussions with the Equal Employment Opportunity Commission to resolve related charges described above. If finalized and approved by the court, administration of the settlement agreements will take several months to complete. The amount of the proposed settlements is not material to the Company’s consolidated results of operations or financial condition.

Compliance Matters

On November 12, 2009, the Company contacted the Department of Justice (DOJ) and Securities and Exchange Commission (SEC) to voluntarily disclose that the Company was conducting an internal investigation as a result of reports it received about its subsidiary in Turkey, alleging bid rigging and bribery and other inappropriate conduct in connection with the supply of certain reflective and other materials and related services to Turkish government entities. The Company also contacted certain affected government agencies in Turkey. The Company continues to cooperate with the DOJ and SEC in the Company’s ongoing investigation of this matter. The Company retained outside counsel to conduct an assessment of its policies, practices, and controls and to evaluate its overall compliance with the Foreign Corrupt Practices Act, including an ongoing review of our practices in certain other countries. The Company cannot predict at this time the outcome of its investigation or what regulatory actions may be taken or what other consequences may result.

Other Matters

Commercial Litigation

In September 2010, various parties, on behalf of a purported class of shareholders of Cogent, Inc. (“Cogent”), commenced three lawsuits against the Company, Cogent, and its directors in the Delaware Court of Chancery. Plaintiffs allege that 3M, in connection with its tender offer for Cogent shares, aided and abetted the breach of fiduciary duties by Cogent directors and seek an unspecified amount of damages. The three cases were consolidated, expedited discovery was conducted, and Plaintiffs’ motion for a preliminary injunction to enjoin the transaction was denied on October 1, 2010. On November 15, 2010, plaintiffs filed an amended complaint that added directors of Cogent, Inc. appointed by 3M, as named defendants, and asserted additional claims of breach of fiduciary duties in connection with the transaction and a subsequent offering period. The transaction closed on December 1, 2010. The Company is defending this matter vigorously.

In September 2010, various parties, again on behalf of a purported class of Cogent shareholders, commenced six lawsuits against the Company, Cogent and its directors in the Los Angeles Superior Court for the State of California that contained similar claims that 3M had aided and abetted the breach of fiduciary duties by Cogent directors. The parties have reached a resolution of these matters. A separate lawsuit was commenced in September 2010 by an individual, again on behalf of a purported class of Cogent shareholders, against Cogent and its directors in the United States District Court for the Central District of California that raised similar claims; plaintiff later filed an amended complaint that also named the Company. The plaintiff has voluntarily dismissed that lawsuit.

Separately, several purported holders of Cogent shares, representing a total of approximately 5.8 million shares, have asserted appraisal rights under Delaware law. The Company is defending this matter vigorously.

In October 2010, Avery Dennison filed a lawsuit against the Company in the United States District Court for the Central District of California, alleging that 3M monopolized or attempted to monopolize the markets for Type XI retroreflective sheeting and for broad high performance sheeting, both of which are used for highway signage, in violation of the Sherman Act, as well as other claims.  Avery alleges that 3M manipulated the standards setting process of ASTM International, a private standards setting organization responsible for creating standards for retroreflective sheeting, entered into illegal and anticompetitive contracts, and engaged in other anticompetitive acts including false advertising and disparagement. Avery's antitrust lawsuit follows a lawsuit that 3M filed earlier in 2010 against Avery in the United States District Court for the District of Minnesota claiming that Avery's OmniCube product infringes certain 3M patent rights. 3M’s motion to preliminarily enjoin the sales of Avery’s OmniCube retroreflective sheeting was denied in December 2010. 3M also filed suit in 2010 seeking a declaratory judgment that 3M’s Diamond Grade DG3 full cube retroreflective sheeting does not infringe two Avery patents. In February 2011, the United States District Judge for the Central District of California granted the Company’s motion to transfer Avery’s antitrust lawsuit to the District of Minnesota.

In December 2010, Meda AB filed a lawsuit in the Supreme Court of the State of New York, County of New York, alleging breach certain representations and warranties contained in the October 2006 acquisition agreement pursuant to which Meda AB acquired the Company’s European pharmaceutical business. The lawsuit seeks to recover an amount to be determined at trial, but not less than  $200 million, in compensatory damages alleging that 3M failed to disclose, during the due diligence period, certain pricing arrangements between 3M’s French subsidiary and the French government agency that determines the eligible levels of reimbursement for prescription pharmaceuticals. As previously stated, the damage amounts specified in complaints are not a meaningful factor in any assessment of the Company’s potential liability. The Company believes it has a number of legal and factual defenses to this claim and will vigorously defend it.

No liability has been recorded for the Company’s commercial litigation described in this section because the Company believes that liability is not probable and estimable at this time and the Company is not able to estimate a possible loss or range of loss given the limited activity in these cases.

French Competition Authority Investigation

On December 4, 2008, the Company’s subsidiary in France (“3M France”) received a Statement of Objections from the French Competition Authority (“FCA”) alleging an abuse of a dominant position regarding the supply of retro-reflective films for vertical signing applications in France and participation in a concerted practice with the major French manufacturers of vertical signs. On December 22, 2010, the FCA issued a decision finding that there was insufficient evidence that 3M France participated in any such concerted practice. The FCA also found that 3M France from 2003 to 2005 abused a dominant position on the French market for retro-reflective films intended for the manufacturing of vertical signs through discriminatory rebates and characteristics of its accreditation system and fined 3M France 1.97 million Euros. While the Company disagrees with the FCA’s decision on abuse of a dominant position, the Company does not plan to appeal. The Company does not expect any additional litigation to arise from the FCA decision.

Employee Savings and Stock Ownership Plans	12 Months Ended
Dec. 31, 2010
Employee Savings and Stock Ownership Plans
Employee Savings and Stock Ownership Plans

NOTE 15.  Employee Savings and Stock Ownership Plans

The Company sponsors employee savings plans under Section 401(k) of the Internal Revenue Code. These plans are offered to substantially all regular U.S. employees. Effective January 1, 2010, substantially all Company contributions are made in cash. During 2008 the Board of Directors approved various changes to the employee savings plans. For substantially all employees hired prior to January 1, 2009, employee 401(k) contributions of up to 6% of eligible compensation are matched at rates of 60% or 75%, depending on the plan the employee participated in. Employees hired on or after January 1, 2009 receive a cash match of 100% for employee 401(k) contributions of up to 6% of eligible compensation and also receive an employer retirement income account cash contribution of 3% of the participant’s total eligible compensation. All contributions are invested in a number of investment funds pursuant to their elections.

The Company maintained an Employee Stock Ownership Plan (ESOP) that was established in 1989 as a cost-effective way of funding the majority of the Company’s contributions under 401(k) employee savings plans. Total ESOP shares were considered to be shares outstanding for earnings per share calculations. The ESOP debt matured in 2009.

Dividends on shares held by the ESOP were paid to the ESOP trust and, together with Company contributions, were used by the ESOP to repay principal and interest on the outstanding ESOP debt. The tax benefit related to dividends paid on unallocated shares was charged directly to equity and totaled approximately  $1 million in 2009 and  $2 million in 2008. Over the life of the ESOP debt, shares were released for allocation to participants based on the ratio of the current year’s debt service to the remaining debt service prior to the current payment.

Until 2009, the ESOP was the primary funding source for the Company’s employee savings plans. As permitted by accounting standards relating to employers’ accounting for employee stock ownership plans, the debt of the ESOP was recorded as debt, and shares pledged as collateral were reported as unearned compensation in the Consolidated Balance Sheet and Consolidated Statement of Changes in Equity. Unearned compensation was reduced symmetrically as the ESOP made principal payments on the debt. Expenses related to the ESOP included total debt service on the notes, less dividends. The Company contributed treasury shares (accounted for at fair value) and cash (in 2010 and 2009) to employee savings plans to cover obligations not funded by the ESOP (reported as an employee benefit expense).

Employee Savings and Stock Ownership Plans

(Millions)	2010	2009	2008
Dividends on shares held by the ESOP	$—	$31	$33
Company contributions to the ESOP	—	16	14
Interest incurred on ESOP notes		1	3
Amounts reported as an employee benefit expense:
Expenses related to ESOP debt service	—	10	9
Expenses related to treasury shares	—	25	3
Expenses for Company contributions made in cash	97	6	—

ESOP Debt Shares

	2010	2009	2008
Allocated	—	14,473,474	14,240,026
Committed to be released	—	—	27,201
Unreleased	—	—	1,333,692

Various international countries participate in defined contribution plans. Expenses related to employer contributions to these plans were  $36 million,  $22 million and  $23 million for 2010, 2009 and 2008, respectively.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation
Stock-Based Compensation

NOTE 16.  Stock-Based Compensation

In May 2008, shareholders approved 35 million shares for issuance under the “3M 2008 Long-Term Incentive Plan”, which replaced and succeeded the 2005 Management Stock Ownership Program (MSOP), the 3M Performance Unit Plan, and the 1992 Directors Stock Ownership Program. In May 2010, shareholders approved an additional 29 million shares for issuance under the 2008 Plan, increasing the number of approved shares from 35 million to 64 million shares. Awards under this plan may be issued in the form of Incentive Stock Options, Nonqualified Stock Options, Progressive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock Awards, and Performance Units and Performance Shares. Awards denominated in shares of common stock other than options and Stock Appreciation Rights, per the 2008 Plan, count against the 64 million share limit as 3.38 shares for every one share covered by such award (for full value awards with grant dates prior to May 11, 2010), or as 2.87 shares for every one share covered by such award (for full value awards with grant dates of May 11, 2010, or later). The remaining total shares available for grant under the 2008 Long Term Incentive Plan Program are 31,825,085 as of December 31, 2010.

The Company’s annual stock option and restricted stock unit grant is made in February to provide a strong and immediate link between the performance of individuals during the preceding year and the size of their annual stock compensation grants. The grant to eligible employees uses the closing stock price on the grant date. Stock options vest over a period from one to three years with the expiration date at 10 years from date of grant. Accounting rules require recognition of expense under a non-substantive vesting period approach, requiring compensation expense recognition when an employee is eligible to retire. Employees are considered eligible to retire at age 55 and after having completed five years of service. Approximately 25 to 30 percent of the stock-based compensation award expense dollars are for this retiree-eligible population; therefore, higher stock-based compensation expense is recognized in the first quarter. Beginning in 2007, the Company reduced the number of traditional stock options granted under the MSOP plan by reducing the number of employees eligible to receive annual grants and by shifting a portion of the annual grant away from traditional stock options primarily to restricted stock units. However, associated with the reduction in the number of eligible employees, the Company provided a one-time “buyout” grant in 2007 of restricted stock units to the impacted employees. 3M also has granted progressive (reload) options. These options are nonqualified stock options that were granted to certain participants under the 1997 or 2002 MSOP, but for which the reload feature was eliminated in 2005 (on a prospective basis only). Participants who had options granted prior to this effective date may still qualify to receive new progressive (reload) stock options.

In addition to the annual grants, the Company makes other minor grants of stock options, restricted stock units and other stock-based grants. The Company issues cash settled Restricted Stock Units and Stock Appreciation Rights in certain countries. These grants do not result in the issuance of Common Stock and are considered immaterial by the Company. There were approximately 13,524 participants with outstanding options, restricted stock, or restricted stock units at December 31, 2010.

Amounts recognized in the financial statements with respect to stock-based compensation programs, which include stock options, restricted stock, restricted stock units and the General Employees’ Stock Purchase Plan (GESPP), are provided in the following table. The income tax benefits shown in the table can fluctuate by period due to the amount of employee “disqualifying dispositions” related to Incentive Stock Options (ISOs). The Company last granted ISOs in 2002.

Stock-Based Compensation Expense

	Years ended December 31
(Millions)	2010	2009	2008
Cost of sales	$31	$38	$43
Selling, general and administrative expenses	209	144	122
Research, development and related expenses	34	35	37

Stock-based compensation expenses	$274	$217	$202

Income tax benefits	$(98)	$(62)	$(71)

Stock-based compensation expenses, net of tax	$176	$155	$131

The following table summarizes stock option activity during the twelve months ended December 31:

Stock Option Program

	2010		2009		2008
	Number of	Exercise	Number of	Exercise	Number of	Exercise
	Options	Price*	Options	Price*	Options	Price*
Under option —
January 1	74,268,165	$72.39	75,452,722	$71.96	74,613,051	$70.50
Granted:
Annual	5,788,313	78.79	6,649,672	53.93	5,239,660	77.22
Progressive (Reload)	188,105	88.67	68,189	77.37	78,371	79.53
Other	27,911	82.13	4,654	50.85	20,389	79.25
Exercised	(9,678,654)	59.11	(6,930,544)	49.83	(3,797,663)	49.38
Canceled	(258,796)	70.76	(976,528)	73.50	(701,086)	79.12
December 31	70,335,044	$74.80	74,268,165	$72.39	75,452,722	$71.96
Options exercisable December 31	58,201,617	$75.87	62,414,398	$73.73	63,282,408	$70.01

*                 Weighted average

Outstanding shares under option include grants from previous plans. For options outstanding at December 31, 2010, the weighted-average remaining contractual life was 56 months and the aggregate intrinsic value was  $821 million. For options exercisable at December 31, 2010, the weighted-average remaining contractual life was 47 months and the aggregate intrinsic value was  $619 million. As of December 31, 2010, there was  $65 million of compensation expense that has yet to be recognized related to non-vested stock option-based awards. This expense is expected to be recognized over the remaining weighted-average vesting period of 1.7 years.

The total intrinsic values of stock options exercised during 2010, 2009 and 2008, respectively, was  $263 million,  $108 million and  $107 million. Cash received from options exercised during 2010, 2009 and 2008, respectively, was  $571 million,  $345 million and  $188 million. The Company’s actual tax benefits realized for the tax deductions related to the exercise of employee stock options for 2010, 2009 and 2008, respectively, was  $93 million,  $38 million and  $34 million. Capitalized stock-based compensation amounts were not material for the twelve months ended 2010, 2009 and 2008.

The Company does not have a specific policy to repurchase common shares to mitigate the dilutive impact of options; however, the Company has historically made adequate discretionary purchases, based on cash availability, market trends and other factors, to satisfy stock option exercise activity.

For annual and progressive (reload) options, the weighted average fair value at the date of grant was calculated using the Black-Scholes option-pricing model and the assumptions that follow.

Stock Option Assumptions

	Annual			Progressive (Reload)
	2010	2009	2008	2010	2009	2008
Exercise price	$78.72	$54.11	$77.22	$86.72	$77.83	$79.76
Risk-free interest rate	2.8%	2.2%	3.1%	0.6%	1.4%	4.3%
Dividend yield	2.5%	2.3%	2.0%	2.5%	2.0%	2.0%
Volatility	25.7%	30.3%	21.7%	33.2%	30.7%	18.7%
Expected life (months)	72	71	70	17	32	25
Black-Scholes fair value	$16.50	$13.00	$15.28	$12.01	$14.47	$12.00

Expected volatility is a statistical measure of the amount by which a stock price is expected to fluctuate during a period. For the 2010, 2009 and 2008 annual grant date, the Company estimated the expected volatility based upon the average of the most recent one year volatility, the median of the term of the expected life rolling volatility, the median of the most recent term of the expected life volatility of 3M stock, and the implied volatility on the grant date. The expected term assumption is based on the weighted average of historical grants.

The following table summarizes restricted stock and restricted stock unit activity during the twelve months ended December 31:

Restricted Stock and Restricted Stock Units

	2010		2009		2008
	Number of	Grant Date	Number of	Grant Date	Number of	Grant Date
	Awards	Fair Value*	Awards	Fair Value*	Awards	Fair Value*
Nonvested balance —
As of January 1	4,379,480	$68.85	2,957,538	$77.41	2,001,581	$77.63
Granted:
Annual	902,549	78.81	1,150,819	53.89	924,120	77.23
Performance shares	760,645	73.99	—	—	—	—
Other	527,823	79.56	522,581	54.82	188,473	73.16
Vested	(948,233)	79.12	(157,104)	73.26	(64,806)	68.72
Forfeited	(48,962)	69.57	(94,354)	69.57	(91,830)	77.76
As of December 31	5,573,302	$70.43	4,379,480	$68.85	2,957,538	$77.41

*                 Weighted average

As of December 31, 2010, there was  $101 million of compensation expense that has yet to be recognized related to non-vested restricted stock and restricted stock units. This expense is expected to be recognized over the remaining weighted-average vesting period of 1.8 years. The total fair value of restricted stock and restricted stock units that vested during the twelve-month periods ended December 31, 2010, 2009 and 2008, respectively, was  $75 million,  $10 million and  $4 million. The Company’s actual tax benefits realized for the tax deductions related to the vesting of restricted stock and restricted stock units was  $20 million for 2010 and was not material for 2009 and 2008.

Restricted stock units granted under the “3M 2008 Long-Term Incentive Plan” generally vest three years following the grant date assuming continued employment. The one-time “buyout” restricted stock unit grant in 2007 vests at the end of five years. Restricted stock unit grants issued in 2008 and prior did not accrue dividends during the vesting period. Beginning in 2009, dividend equivalents equal to the dividends payable on the same number of shares of 3M common stock accrue on these restricted stock units during the vesting period, although no dividend equivalents are paid on any of these restricted stock units that are forfeited prior to the vesting date. Dividends are paid out in cash at the vest date on all vested restricted stock units. Since the rights to dividends are forfeitable, there is no impact on basic earnings per share calculations. Weighted average restricted stock unit shares outstanding are included in the computation of diluted earnings per share.

General Employees’ Stock Purchase Plan (GESPP):

In May 1997, shareholders approved 30 million shares for issuance under the Company’s GESPP. Substantially all employees are eligible to participate in the plan. Participants are granted options at 85% of market value at the date of grant. There are no GESPP shares under option at the beginning or end of each year because options are granted on the first business day and exercised on the last business day of the same month.

General Employees’ Stock Purchase Plan

	2010		2009		2008
		Exercise		Exercise		Exercise
	Shares	Price*	Shares	Price*	Shares	Price*
Options granted	1,325,579	$70.57	1,655,936	$50.58	1,624,775	$62.68
Options exercised	(1,325,579)	70.57	(1,655,936)	50.58	(1,624,775)	62.68
Shares available for grant — December 31	4,334,360		5,659,939		7,315,875

*                 Weighted average

The weighted-average fair value per option granted during 2010, 2009 and 2008 was  $12.45,  $8.93 and  $11.06, respectively. The fair value of GESPP options was based on the 15% purchase price discount. The Company recognized compensation expense for GESSP options of  $17 million in 2010,  $15 million in 2009 and  $18 million in 2008.

Business Segments	12 Months Ended
Dec. 31, 2010
Business Segments
Business Segments

NOTE 17.  Business Segments

Effective in the first quarter of 2011, 3M made certain product moves between its business segments in its continuing effort to drive growth by aligning businesses around markets and customers. There were no changes impacting business segments related to product moves for the Display and Graphics segment or the Consumer and Office segment. The product moves between business segments are summarized as follows:

·                  Certain pressure sensitive adhesives products within the Industrial Adhesives and Tapes Division and shock absorption and vibration dampening products used in electronics within the Aerospace and Aircraft Maintenance Department (both within the Industrial and Transportation business segment) were transferred to the Electronic Markets Materials Division (part of the Electro and Communications business segment). In addition, certain medical respirator products within the Infection Prevention Division (part of the Health Care business segment) were transferred to the Occupational Health and Environmental Safety Division (within the Safety, Security and Protection Services business segment). The preceding product moves resulted in decreases in net sales for the total year 2010 of  $152 million in the Industrial and Transportation business segment and  $8 million in the Health Care business segment. These decreases were offset by increases in net sales for the total year 2010 of  $121 million for the Electro and Communications business segment and  $8 million for the Safety, Security and Protection Services business segment along with a  $31 million change in the elimination of dual credit sales and corporate and unallocated.

3M’s businesses are organized, managed and internally grouped into segments based on differences in products, technologies and services. 3M continues to manage its operations in six operating business segments: Industrial and Transportation; Health Care; Display and Graphics; Consumer and Office; Safety, Security and Protection Services; and Electro and Communications. 3M’s six business segments bring together common or related 3M technologies, enhancing the development of innovative products and services and providing for efficient sharing of business resources. These segments have worldwide responsibility for virtually all 3M product lines. 3M is not dependent on any single product/service or market. Certain small businesses and lab-sponsored products, as well as various corporate assets and expenses, are not attributed to the business segments. Transactions among reportable segments are recorded at cost.

The financial information presented herein reflects the impact of all of the preceding segment structure changes for all periods presented.

Business Segment Products

Business Segment	Major Products
Industrial and Transportation

Tapes, coated and nonwoven abrasives, adhesives, specialty materials, filtration products, closure systems for personal hygiene products, acoustic systems products, automotive components, abrasion-resistant films, structural adhesives and paint finishing and detailing products, energy control products

Health Care	Medical and surgical supplies, skin health and infection prevention products, drug delivery systems, dental and orthodontic products, health information systems and food safety products
Display and Graphics

Optical films solutions for electronic displays, reflective sheeting for transportation safety, commercial graphics systems, and mobile interactive solutions, including mobile display technology, visual systems and computer privacy filters

Consumer and Office

Sponges, scouring pads, high-performance cloths, consumer and office tapes, repositionable notes, indexing systems, construction and home improvement products, home care products, protective material products, and consumer and office tapes and adhesives

Safety, Security and Protection Services

Personal protection products, safety and security products, commercial cleaning and protection products, floor matting, roofing granules for asphalt shingles, corrosion protection products, and Track and Trace products, such as library patron self-checkout systems (supply chain execution software solutions sold in June 2008)

Electro and Communications	Packaging and interconnection devices, insulating and splicing solutions for the electronics, telecommunications and electrical industries, and touch screens and touch monitors

Business Segment Information

	Net Sales			Operating Income
(Millions)	2010	2009	2008	2010	2009	2008
Industrial and Transportation	$8,429	$7,120	$8,173	$1,754	$1,230	$1,535
Health Care	4,513	4,282	4,294	1,362	1,347	1,172
Display and Graphics	3,884	3,132	3,268	946	590	583
Consumer and Office	3,853	3,471	3,578	840	748	683
Safety, Security and Protection Services	3,316	3,076	3,339	709	728	692
Electro and Communications	3,043	2,387	2,956	670	351	574
Corporate and Unallocated	10	13	22	(278)	(101)	58
Elimination of Dual Credit	(386)	(358)	(361)	(85)	(79)	(79)
Total Company	$26,662	$23,123	$25,269	$5,918	$4,814	$5,218

	Assets			Depreciation & Amortization			Capital Expenditures
(Millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008
Industrial and Transportation	$6,703	$6,365	$6,300	$326	$328	$283	$331	$235	$349
Health Care	4,189	3,216	3,093	131	143	146	78	125	169
Display and Graphics	3,729	3,564	3,479	187	174	220	185	160	305
Consumer and Office	2,149	1,819	1,815	100	88	79	69	43	87
Safety, Security and Protection Services	3,996	3,208	3,130	168	169	147	130	93	107
Electro and Communications	2,245	2,143	2,259	101	107	132	110	60	149
Corporate and Unallocated	7,145	6,935	5,717	107	148	146	188	187	305
Total Company	$30,156	$27,250	$25,793	$1,120	$1,157	$1,153	$1,091	$903	$1,471

Corporate and Unallocated operating income includes a variety of miscellaneous items, such as corporate investment gains and losses, certain derivative gains and losses, insurance-related gains and losses, certain litigation and environmental expenses, corporate restructuring charges and certain under- or over-absorbed costs (e.g. pension, stock-based compensation) that the Company may choose not to allocate directly to its business segments. Because this category includes a variety of miscellaneous items, it is subject to fluctuation on a quarterly and annual basis.

3M business segment reporting measures include dual credit to business segments for certain U.S. sales and related operating income. Management evaluates each of its six operating business segments based on net sales and operating income performance, including dual credit U.S. reporting to further incentivize U.S. sales growth. As a result, 3M provides additional (“dual”) credit to those business segments selling products in the U.S. to an external customer when that segment is not the primary seller of the product. For example, certain respirators are primarily sold by the Occupational Health and Environmental Safety Division within the Safety, Security and Protection Services business segment; however, the Industrial and Transportation business segment also sells this product to certain customers in its U.S. markets. In this example, the non-primary selling segment (Industrial and Transportation) would also receive credit for the associated net sales it initiated and the related approximate operating income. The assigned operating income related to dual credit activity may differ from operating income that would result from actual costs associated with such sales. The offset to the dual credit business segment reporting is reflected as a reconciling item entitled “Elimination of Dual Credit,” such that sales and operating income for the U.S. in total are unchanged.

3M is an integrated enterprise characterized by substantial intersegment cooperation, cost allocations and inventory transfers. Therefore, management does not represent that its business segments, if operated independently, would report the operating income and other financial information shown. The difference between operating income and pre-tax income relates to interest income and interest expense, which are not allocated to business segments. Segment operating income and assets in the preceding table include allocations resulting from the shared utilization of certain corporate or otherwise unallocated assets. However, the separate amounts stated for segment depreciation, amortization, and capital expenditures are based on secondary performance measures used by management that do not include allocations of certain corporate items.

Segment assets for the operating business segments (excluding Corporate and Unallocated) primarily include accounts receivable; inventory; property, plant and equipment — net; goodwill and intangible assets; and other miscellaneous assets. Assets included in Corporate and Unallocated principally are cash, cash equivalents and marketable securities; insurance receivables; deferred income taxes; certain investments and other assets, including prepaid pension assets. Corporate and unallocated assets can change from year to year due to changes in cash, cash equivalents and marketable securities, changes in prepaid pension benefits, and changes in other unallocated asset categories.

The most significant items impacting 2009 and 2008 results were restructuring actions and exit activities. Refer to Note 4 for discussion of restructuring actions and exit activities.

Geographic Areas	12 Months Ended
Dec. 31, 2010
Geographic Areas
Geographic Areas

NOTE 18.  Geographic Areas

Geographic area information is used by the Company as a secondary performance measure to manage its businesses. Export sales and certain income and expense items are generally reported within the geographic area where the final sales to 3M customers are made.

	Net Sales			Operating Income			Property, Plant and Equipment - net
(Millions)	2010	2009	2008	2010	2009	2008	2010	2009
United States	$9,210	$8,509	$9,179	$1,636	$1,640	$1,578	$3,888	$3,809
Asia Pacific	8,259	6,120	6,423	2,400	1,528	1,662	1,605	1,366
Europe, Middle East and Africa	6,259	5,972	6,941	1,112	1,003	1,294	1,239	1,318
Latin America and Canada	2,950	2,516	2,723	797	631	693	547	507
Other Unallocated	(16)	6	3	(27)	12	(9)	—	—
Total Company	$26,662	$23,123	$25,269	$5,918	$4,814	$5,218	$7,279	$7,000

Restructuring and exit activities significantly impacted results by geographic area in 2009 and 2008. Refer to Note 4 for discussion of restructuring and exit activities.

Asia Pacific includes Japan net sales to customers of  $2.464 billion in 2010,  $1.979 billion in 2009 and  $2.180 billion in 2008. Asia Pacific includes Japan net property, plant and equipment of  $420 million in 2010 and  $364 million in 2009.

Quarterly Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Data (Unaudited)
Quarterly Data (Unaudited)

NOTE 19.  Quarterly Data (Unaudited)

(Millions, except per-share amounts) 2010	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year 2010
Net sales	$6,348	$6,731	$6,874	$6,709	$26,662
Cost of sales	3,238	3,435	3,583	3,575	13,831
Net income attributable to 3M	930	1,121	1,106	928	4,085
Earnings per share attributable to 3M common shareholders — basic	1.31	1.57	1.55	1.30	5.72
Earnings per share attributable to 3M common shareholders — diluted	1.29	1.54	1.53	1.28	5.63

(Millions, except per-share amounts) 2009	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year 2009
Net sales	$5,089	$5,719	$6,193	$6,122	$23,123
Cost of sales	2,772	2,977	3,171	3,189	12,109
Net income attributable to 3M	518	783	957	935	3,193
Earnings per share attributable to 3M common shareholders — basic	0.75	1.12	1.36	1.32	4.56
Earnings per share attributable to 3M common shareholders — diluted	0.74	1.12	1.35	1.30	4.52

Gross profit is calculated as net sales minus cost of sales. In the first quarter of 2010, a charge resulting from the March 2010 enactment of the Patient Protection and Affordable Care Act, including modifications made in the Health Care and Education Reconciliation Act of 2010, decreased net income attributable to 3M by  $84 million ( $0.12 per diluted share impact on year 2010). In 2009, restructuring charges, partially offset by a gain on sale of real estate, decreased net income attributable to 3M by  $119 million, or  $0.17 per diluted share, with  $45 million ( $0.07 per diluted share) in the first quarter,  $60 million ( $0.08 per diluted share) in the second quarter and  $14 million ( $0.02 per diluted share) in the third quarter.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies
Consolidation

Consolidation: 3M is a diversified global manufacturer, technology innovator and marketer of a wide variety of products. All significant subsidiaries are consolidated. All significant intercompany transactions are eliminated. As used herein, the term “3M” or “Company” refers to 3M Company and subsidiaries unless the context indicates otherwise.

Foreign Currency Translation

Foreign currency translation: Local currencies generally are considered the functional currencies outside the United States. Assets and liabilities for operations in local-currency environments are translated at year-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. Cumulative translation adjustments are recorded as a component of accumulated other comprehensive income (loss) in shareholders’ equity.

While 3M generally considers local currencies as the functional currencies outside the United States, under Accounting Standards Codification (ASC) 830, Foreign Currency Matters, the reporting currency of a foreign entity’s parent is assumed to be that entity’s functional currency when the economic environment of a foreign entity is highly inflationary—generally when its cumulative inflation is approximately 100 percent or more for the three years that precede the beginning of a reporting period. 3M has a subsidiary in Venezuela with operating income representing less than 1.0 percent of 3M’s consolidated operating income for 2010. 3M determined that the cumulative inflation rate of Venezuela in November 2009 exceeded 100 percent. Accordingly, the financial statements of the Venezuelan subsidiary were remeasured as if its functional currency were that of its parent beginning January 1, 2010.

Regulations in Venezuela require the purchase and sale of foreign currency to be made at official rates of exchange that are fixed from time to time by the Venezuelan government. Certain laws in the country, however, provided an exemption for the purchase and sale of certain securities and resulted in an indirect “parallel” market through which companies obtained foreign currency without having to purchase it from Venezuela’s Commission for the Administration of Foreign Exchange (CADIVI). In May 2010, the Venezuelan government took control of the previously freely-traded parallel market. The government-controlled rate that emerged under the new Transaction System for Foreign Currency Denominated Securities (SITME) is not as unfavorable as the previous parallel rate in comparison to the official rates. As previously disclosed, as of December 31, 2009 (prior to the change in functional currency of 3M’s Venezuelan subsidiary in January 2010), 3M changed to use of the parallel exchange rate for translation of the financial statements of its Venezuelan subsidiary. Beginning January 1, 2010, as discussed above, the financial statements of the Venezuelan subsidiary are remeasured as if its functional currency were that of its parent. This remeasurement utilized the parallel rate through May 2010 and the SITME rate thereafter.

The Company continues to monitor circumstances relative to its Venezuelan subsidiary. Other factors notwithstanding, the change in functional currency of this subsidiary and associated remeasurement beginning January 1, 2010 as a result of Venezuela’s economic environment decreased net sales of the Venezuelan subsidiary by approximately two-thirds in 2010 in comparison to 2009 (based on exchange rates at 2009 year-end), but did not otherwise have a material impact on operating income and 3M’s consolidated results of operations.

Reclassifications
Reclassifications: Certain amounts in the prior years’ consolidated financial statements have been reclassified to conform to the current year presentation.

Use of Estimates

Use of estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and cash equivalents
Cash and cash equivalents: Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when acquired.

Marketable securities

Marketable securities: Classification of marketable securities as current or non-current is dependent upon management’s intended holding period, the security’s maturity date and liquidity considerations based on market conditions. If management intends to hold the securities for longer than one year as of the balance sheet date, they are classified as non-current. 3M reviews impairments associated with its marketable securities in accordance with the measurement guidance provided by ASC 320, Investments-Debt and Equity Securities, when determining the  classification of the impairment as “temporary” or “other-than-temporary”. A temporary impairment charge results in an unrealized loss being recorded in the other comprehensive income component of shareholders’ equity. Such an unrealized loss does not reduce net income for the applicable accounting period because the loss is not viewed as other-than-temporary. The factors evaluated to differentiate between temporary and other-than-temporary include the projected future cash flows, credit ratings actions, and assessment of the credit quality of the underlying collateral, as well as other factors.

Investments

Investments: Investments primarily include equity and cost method investments, available-for-sale equity investments and real estate not used in the business. Available-for-sale investments are recorded at fair value. Unrealized gains and losses relating to investments classified as available-for-sale are recorded as a component of accumulated other comprehensive income (loss) in shareholders’ equity.

Other Assets

Other assets: Other assets include deferred income taxes, product and other insurance receivables, the cash surrender value of life insurance policies, and other long-term assets. Investments in life insurance are reported at the amount that could be realized under contract at the balance sheet date, with any changes in cash surrender value or contract value during the period accounted for as an adjustment of premiums paid. Cash outflows and inflows associated with life insurance activity are included in “Purchases of marketable securities and investments” and “Proceeds from sale of marketable securities and investments”, respectively.

Inventories
Inventories: Inventories are stated at the lower of cost or market, with cost generally determined on a first-in, first-out basis.

Property, plant and equipment

Property, plant and equipment: Property, plant and equipment, including capitalized interest and internal engineering costs, are recorded at cost. Depreciation of property, plant and equipment generally is computed using the straight-line method based on the estimated useful lives of the assets. The estimated useful lives of buildings and improvements primarily range from 10 to 40 years, with the majority in the range of 20 to 40 years. The estimated useful lives of machinery and equipment primarily range from three to 15 years, with the majority in the range of five to 10 years. Fully depreciated assets are retained in property and accumulated depreciation accounts until disposal. Upon disposal, assets and related accumulated depreciation are removed from the accounts and the net amount, less proceeds from disposal, is charged or credited to operations. Property, plant and equipment amounts are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset (asset group) may not be recoverable. An impairment loss would be recognized when the carrying amount of an asset exceeds the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value. Fair value is generally determined using a discounted cash flow analysis.

Conditional asset retirement obligations

Conditional asset retirement obligations: A liability is initially recorded at fair value for an asset retirement obligation associated with the retirement of tangible long-lived assets in the period in which it is incurred if a reasonable estimate of fair value can be made. Conditional asset retirement obligations exist for certain long-term assets of the Company. The obligation is initially measured at fair value using expected present value techniques. Over time the liabilities are accreted for the change in their present value and the initial capitalized costs are depreciated over the remaining useful lives of the related assets. The asset retirement obligation liability was  $74 million and  $64 million, respectively, at December 31, 2010 and 2009.

Goodwill

Goodwill: Goodwill is the excess of cost of an acquired entity over the amounts assigned to assets acquired and liabilities assumed in a business combination. Goodwill is not amortized. Goodwill is tested for impairment annually in the fourth quarter of each year, and is tested for impairment between annual tests if an event occurs or circumstances change that would indicate the carrying amount may be impaired. Impairment testing for goodwill is done at a reporting unit level, with all goodwill assigned to a reporting unit. Reporting units are one level below the business segment level, but can be combined when reporting units within the same segment have similar economic characteristics. 3M did not combine any of its reporting units for impairment testing. An impairment loss generally would be recognized when the carrying amount of the reporting unit’s net assets exceeds the estimated fair value of the reporting unit. The estimated fair value of a reporting unit is determined using earnings for the reporting unit multiplied by a price/earnings ratio for comparable industry groups, or by using a discounted cash flow analysis. The price/earnings ratio is adjusted, if necessary, to take into consideration the market value of the Company.

Intangible assets

Intangible assets: Intangible assets include patents, tradenames and other intangible assets acquired from an independent party. Intangible assets with an indefinite life, namely certain tradenames, are not amortized. Intangible assets with a definite life are amortized on a straight-line basis, with useful lives ranging from one to 20 years. Indefinite-lived intangible assets are tested for impairment annually, and are tested for impairment between annual  tests if an event occurs or circumstances change that would indicate that the carrying amount may be impaired. Intangible assets with a definite life are tested for impairment whenever events or circumstances indicate that the carrying amount of an asset (asset group) may not be recoverable. An impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows used in determining the fair value of the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value. Fair value is generally determined using a discounted cash flow analysis. Costs related to internally developed intangible assets, such as patents, are expensed as incurred, primarily in “Research, development and related expenses.”

Restructuring actions and exit activities

Restructuring actions and exit activities: Restructuring actions and exit activities generally include significant actions involving employee-related severance charges, contract termination costs, and impairment of assets associated with such actions. Employee-related severance charges are largely based upon distributed employment policies and substantive severance plans. These charges are reflected in the quarter when the actions are probable and the amounts are estimable, which typically is when management approves the associated actions. Severance amounts for which affected employees were required to render service in order to receive benefits at their termination dates were measured at the date such benefits were communicated to the applicable employees and recognized as expense over the employees’ remaining service periods. Contract termination and other charges primarily reflect costs to terminate a contract before the end of its term (measured at fair value at the time the Company provided notice to the counterparty) or costs that will continue to be incurred under the contract for its remaining term without economic benefit to the Company. Asset impairment charges related to intangible assets and property, plant and equipment reflect the excess of the assets’ carrying values over their fair values.

Revenue (sales) recognition

Revenue (sales) recognition: The Company sells a wide range of products to a diversified base of customers around the world and has no material concentration of credit risk. Revenue is recognized when the risks and rewards of ownership have substantively transferred to customers. This condition normally is met when the product has been delivered or upon performance of services. The Company records estimated reductions to revenue or records expense for customer and distributor incentives, primarily comprised of rebates and free goods, at the time of the initial sale. These sales incentives are accounted for in accordance with ASC 605, Revenue Recognition. The estimated reductions of revenue for rebates are based on the sales terms, historical experience, trend analysis and projected market conditions in the various markets served. Since the Company serves numerous markets, the rebate programs offered vary across businesses, but the most common incentive relates to amounts paid or credited to customers for achieving defined volume levels or growth objectives. Free goods are accounted for as an expense and recorded in cost of sales. Sales, use, value-added and other excise taxes are not recognized in revenue.

The majority of 3M’s sales agreements are for standard products and services with customer acceptance occurring upon delivery of the product or performance of the service. 3M also enters into agreements that contain multiple elements (such as equipment, installation and service) or non-standard terms and conditions. For multiple-element arrangements, 3M recognizes revenue for delivered elements when it has stand-alone value to the customer, the fair values of undelivered elements are known, customer acceptance of the delivered elements has occurred, and there are only customary refund or return rights related to the delivered elements. In addition to the preceding conditions, equipment revenue is not recorded until the installation has been completed if equipment acceptance is dependent upon installation, or if installation is essential to the functionality of the equipment. Installation revenues are not recorded until installation has been completed. For prepaid service contracts, sales revenue is recognized on a straight-line basis over the term of the contract, unless historical evidence indicates the costs are incurred on other than a straight-line basis. License fee revenue is recognized as earned, and no revenue is recognized until the inception of the license term. On occasion, agreements will contain milestones, or 3M will recognize revenue based on proportional performance. For these agreements, and depending on the specifics, 3M may recognize revenue upon completion of a substantive milestone, or in proportion to costs incurred to date compared with the estimate of total costs to be incurred.

Accounts receivable and allowances

Accounts receivable and allowances: Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company maintains allowances for bad debts, cash discounts, product returns and various other items. The allowance for doubtful accounts and product returns is based on the best estimate of the amount of probable credit losses in existing accounts receivable and anticipated sales returns. The Company determines the allowances based on historical write-off experience by industry and regional economic data and historical sales returns. The Company reviews the allowance for doubtful accounts monthly. The Company does not have any significant off-balance-sheet credit exposure related to its customers.

Advertising and merchandising
Advertising and merchandising: These costs are charged to operations in the year incurred, and totaled $512 million in 2010, $414 million in 2009 and $468 million in 2008.

Research, development and related expenses

Research, development and related expenses: These costs are charged to operations in the year incurred and are shown on a separate line of the Consolidated Statement of Income. Research, development and related expenses totaled  $1.434 billion in 2010,  $1.293 billion in 2009 and  $1.404 billion in 2008. Research and development expenses, covering basic scientific research and the application of scientific advances in the development of new and improved products and their uses, totaled  $919 million in 2010,  $838 million in 2009 and  $851 million in 2008. Related expenses primarily include technical support provided by 3M to customers who are using existing 3M products; internally developed patent costs, which include costs and fees incurred to prepare, file, secure and maintain patents; and amortization of acquired patents.

Internal-use software

Internal-use software: The Company capitalizes direct costs of materials and services used in the development of internal-use software. Amounts capitalized are amortized over a period of three to seven years, generally on a straight-line basis, unless another systematic and rational basis is more representative of the software’s use. Amounts are reported as a component of either machinery and equipment or capital leases within property, plant and equipment.

Environmental

Environmental: Environmental expenditures relating to existing conditions caused by past operations that do not contribute to current or future revenues are expensed. Reserves for liabilities related to anticipated remediation costs are recorded on an undiscounted basis when they are probable and reasonably estimable, generally no later than the completion of feasibility studies or the Company’s commitment to a plan of action. Environmental expenditures for capital projects that contribute to current or future operations generally are capitalized and depreciated over their estimated useful lives.

Income taxes

Income taxes: The provision for income taxes is determined using the asset and liability approach. Under this approach, deferred income taxes represent the expected future tax consequences of temporary differences between the carrying amounts and tax basis of assets and liabilities. The Company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. As of December 31, 2010 and 2009, the Company recorded  $128 million and  $23 million, respectively, of valuation allowances. The Company follows accounting guidance related to accounting for uncertainty in income taxes to record uncertainties and judgments in the application of complex tax regulations in a multitude of jurisdictions (refer to Note 8 for additional information).

Earnings per share

Earnings per share: The difference in the weighted average 3M shares outstanding for calculating basic and diluted earnings per share attributable to 3M common shareholders is the result of the dilution associated with the Company’s stock-based compensation plans. Certain options outstanding under these stock-based compensation plans during the years 2010, 2009 and 2008 were not included in the computation of diluted earnings per share attributable to 3M common shareholders because they would not have had a dilutive effect (26.3 million average options for 2010, 54.3 million average options for 2009, 41.0 million average options for 2008). As discussed in Note 10, the conditions for conversion related to the Company’s Convertible Notes have never been met. If the conditions for conversion are met, 3M may choose to pay in cash and/or common stock; however, if this occurs, the Company has the intent and ability to settle this debt security in cash. Accordingly, there was no impact on diluted earnings per share attributable to 3M common shareholders. The computations for basic and diluted earnings per share for the years ended December 31 follow:

Earnings Per Share Computations

(Amounts in millions, except per share amounts)	2010	2009	2008
Numerator:
Net income attributable to 3M	$4,085	$3,193	$3,460
Denominator:
Denominator for weighted average 3M common shares outstanding — basic	713.7	700.5	699.2
Dilution associated with the Company’s stock-based compensation plans	11.8	6.2	8.0
Denominator for weighted average 3M common shares outstanding — diluted	725.5	706.7	707.2
Earnings per share attributable to 3M common shareholders — basic	$5.72	$4.56	$4.95
Earnings per share attributable to 3M common shareholders — diluted	$5.63	$4.52	$4.89

Stock-based compensation

Stock-based compensation: The Company recognizes compensation expense for both its General Employees’ Stock Purchase Plan (GESPP) and the Long-Term Incentive Plan (LTIP). Under applicable accounting standards, the fair value of share-based compensation is determined at the grant date and the recognition of the related expense is recorded over the period in which the share-based compensation vests. Refer to Note 16 for additional information.

Comprehensive income

Comprehensive income: Total comprehensive income and the components of accumulated other comprehensive income (loss) are presented in the Consolidated Statements of Changes in Equity and Comprehensive Income. Accumulated other comprehensive income (loss) is composed of foreign currency translation effects (including hedges of net investments in international companies), defined benefit pension and postretirement plan adjustments, unrealized gains and losses on available-for-sale debt and equity securities, and unrealized gains and losses on cash flow hedging instruments.

Derivatives and hedging activities

Derivatives and hedging activities: All derivative instruments within the scope of ASC 815, Derivatives and Hedging, are recorded on the balance sheet at fair value. The Company uses interest rate swaps, currency and commodity price swaps, and foreign currency forward and option contracts to manage risks generally associated with foreign exchange rate, interest rate and commodity market volatility. All hedging instruments that qualify for hedge accounting are designated and effective as hedges, in accordance with U.S. generally accepted accounting principles. If the underlying hedged transaction ceases to exist, all changes in fair value of the related derivatives that have not been settled are recognized in current earnings. Instruments that do not qualify for hedge accounting are marked to market with changes recognized in current earnings. Cash flows from derivative instruments are classified in the statement of cash flows in the same category as the cash flows from the items subject to designated hedge or undesignated (economic) hedge relationships. The Company does not hold or issue derivative financial instruments for trading purposes and is not a party to leveraged derivatives. However, the Company does have contingently convertible debt that, if conditions for conversion are met, is convertible into shares of 3M common stock (refer to Note 10 in this document).

Fair value measurements

Fair value measurements: 3M follows ASC 820, Fair Value Measurements and Disclosures, with respect to assets and liabilities that are measured at fair value on a recurring basis and nonrecurring basis. Under the standard, fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The standard also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability developed based upon the best information available in the circumstances. The hierarchy is broken down into three levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs (other than quoted prices) that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability. Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Acquisitions

Acquisitions: The Company accounts for business acquisitions in accordance with ASC 805, Business Combinations. This standard requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction and establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed in a business combination. Certain provisions of this standard prescribe, among other things, the determination of acquisition-date fair value of consideration paid in a business combination (including contingent consideration) and the exclusion of transaction and acquisition-related restructuring costs from acquisition accounting. 3M applies this standard to business combinations and adjustments to an acquired entity’s deferred tax asset and liability balances occurring after December 31, 2008. Pre-2009 business combinations were accounted for under a former standard which, among other aspects, required transaction and acquisition-related restructuring costs to be included in the acquisition purchase accounting and did not require the recognition of certain contingent consideration as of the acquisition date.

Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies
Earnings per share

(Amounts in millions, except per share amounts)	2010	2009	2008
Numerator:
Net income attributable to 3M	$4,085	$3,193	$3,460
Denominator:
Denominator for weighted average 3M common shares outstanding — basic	713.7	700.5	699.2
Dilution associated with the Company’s stock-based compensation plans	11.8	6.2	8.0
Denominator for weighted average 3M common shares outstanding — diluted	725.5	706.7	707.2
Earnings per share attributable to 3M common shareholders — basic	$5.72	$4.56	$4.95
Earnings per share attributable to 3M common shareholders — diluted	$5.63	$4.52	$4.89

Acquitions and Divestitures (Tables)	12 Months Ended
Dec. 31, 2010
Acquisitions and Divestitures
Impact on the consolidated balance sheet of the purchase price allocations related to acquisitions.

	2010 Acquisitions
(Millions) Asset (Liability)	Arizant Inc.	Attenti Holdings S.A.	Cogent Inc.	Other Acquisitions	2010 Total
Accounts receivable	$15	$23	$34	$21	$93
Inventory	36	5	17	19	77
Other current assets	3	7	31	2	43
Marketable securities	—	—	380	—	380
Property, plant, and equipment	38	9	30	29	106
Purchased intangible assets	362	90	142	69	663
Purchased goodwill	512	122	295	51	980
Accounts payable and other liabilities, net of other assets	(29)	(12)	(88)	(35)	(164)
Interest bearing debt	(31)	(21)	—	(53)	(105)
Deferred tax asset/(liability)	(141)	(16)	(47)	(21)	(225)

Net assets acquired	$765	$207	$794	$82	$1,848

Supplemental information:
Cash paid	$776	$227	$946	$156	$2,105
Less: Cash acquired	11	20	152	92	275
Cash paid, net of cash acquired	$765	$207	$794	$64	$1,830
Non-cash (financed liability)	—	—	—	18	18
Net assets acquired	$765	$207	$794	$82	$1,848

		2008 Acquisitions
(Millions) Asset (Liability)	2009 Acquisitions Total	Aearo Holding Corp.	Other Acquisitions	2008 Total
Accounts receivable	$31	$76	$70	$146
Inventory	10	81	89	170
Other current assets	—	7	8	15
Property, plant, and equipment	15	78	83	161
Purchased intangible assets	93	417	377	794
Purchased goodwill	(25)	798	594	1,392
Accounts payable and other liabilities, net of other assets	(21)	(200)	(104)	(304)
Interest bearing debt	(18)	(684)	(125)	(809)
Deferred tax asset/(liability)	(16)	(50)	(121)	(171)

Net assets acquired	$69	$523	$871	$1,394

Supplemental information:
Cash paid	$73	$562	$897	$1,459
Less: Cash acquired	4	39	26	65
Cash paid, net of cash acquired	$69	$523	$871	$1,394
Non-cash	—	—	—	—
Net assets acquired	$69	$523	$871	$1,394

Goodwill and Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets
Goodwill

(Millions)	Dec. 31, 2008 Balance	2009 acquisition activity	2009 translation and other	Dec. 31, 2009 Balance	2010 acquisition activity	2010 translation and other	Dec. 31, 2010 Balance
Industrial and Transportation	$1,711	$(4)	$50	$1,757	$8	$18	$1,783
Health Care	988	5	14	1,007	520	(21)	1,506
Display and Graphics	1,042	(44)	(8)	990	—	4	994
Consumer and Office	155	11	(11)	155	24	8	187
Safety, Security and Protection Services	1,157	6	57	1,220	428	22	1,670
Electro and Communications	700	1	2	703	—	(23)	680
Total Company	$5,753	$(25)	$104	$5,832	$980	$8	$6,820

Acquired Intangible Assets

(Millions)	2010	2009
Patents	$551	$457
Other amortizable intangible assets (primarily tradenames and customer-related intangibles)	2,016	1,528
Non-amortizable intangible assets (tradenames)	125	129
Total gross carrying amount	$2,692	$2,114
Accumulated amortization — patents	(345)	(339)
Accumulated amortization — other	(527)	(433)
Total accumulated amortization	(872)	(772)
Total intangible assets — net	$1,820	$1,342

Schedule for amortization expense for acquired intangible assets

(Millions)	2010	2009	2008
Amortization expense	$176	$181	$122

Schedule for future amortization expense of acquired intangible assets

(Millions)	2011	2012	2013	2014	2015	After 2015
Amortization expense	$208	$200	$189	$169	$157	$772

Restructuring Actions and Exit Activities (Tables)	12 Months Ended
Dec. 31, 2010
Restructuring Actions and Exit Activities
Schedule of restructuring expenses by income statement line

(Millions)	2009	2008
Cost of sales	$110	$84
Selling, general and administrative expenses	91	135
Research, development and related expenses	8	10
Total restructuring expense	$209	$229

Restructuring Actions and Exit Activities

(Millions)	Employee- Related Items/ Benefits and Other	Asset Impairments	Total

Expenses incurred in 2008:
Industrial and Transportation	$33	$7	$40
Health Care	37	14	51
Display and Graphics	15	9	24
Consumer and Office	17	1	18
Safety, Security and Protection Services	12	—	12
Electro and Communications	7	—	7
Corporate and Unallocated	65	12	77
Total 2008 expenses	$186	$43	$229

Non-cash changes in 2008	$—	$(43)	$(43)

Expenses incurred in 2009:
Industrial and Transportation	$84	$5	$89
Health Care	20	—	20
Display and Graphics	9	13	22
Consumer and Office	13	—	13
Safety, Security and Protection Services	16	—	16
Electro and Communications	11	—	11
Corporate and Unallocated	37	1	38
Total 2009 expenses	$190	$19	$209

Non-cash changes in 2009	$(34)	$(19)	$(53)
Cash payments, net of adjustments, in 2009	$(266)	$—	$(266)
Accrued liability balance as of December 31, 2009	$76	$—	$76

Cash payments, net of adjustments, in 2010	$(54)	$—	$(54)
Accrued liability balance as of December 31, 2010	$22	$—	$22

Supplemental Balance Sheet Information (Tables)	12 Months Ended
Dec. 31, 2010
Supplemental Balance Sheet Information
Supplemental Balance Sheet Information
(Millions)	2010	2009
Other current assets
Prepaid expenses and other	$555	$657
Deferred income taxes	282	330
Derivative assets-current	38	25
Product and other insurance receivables	92	110
Total other current assets	$967	$1,122

Investments
Equity-method	$84	$73
Available-for-sale	21	11
Cost method and other	41	19
Total investments	$146	$103

Property, plant and equipment — at cost
Land	$358	$291
Buildings and leasehold improvements	6,321	6,069
Machinery and equipment	12,769	12,296
Construction in progress	656	627
Capital leases	149	157
Gross property, plant and equipment	20,253	19,440
Accumulated depreciation	(12,974)	(12,440)
Property, plant and equipment — net	$7,279	$7,000

Other assets
Deferred income taxes	$648	$625
Product and other insurance receivables	143	171
Cash surrender value of life insurance policies	213	202
Other	258	277
Total other assets	$1,262	$1,275

Other current liabilities
Accrued trade payables	$476	$464
Deferred income	369	316
Derivative liabilities	87	94
Restructuring actions	22	76
Employee benefits and withholdings	167	150
Product and other claims	132	123
Property and other taxes	196	198
Pension and postretirement benefits	41	41
Deferred income taxes	26	27
Other	506	410
Total other current liabilities	$2,022	$1,899

Other liabilities
Long term income taxes payable	$627	$611
Employee benefits	524	491
Product and other claims	324	330
Capital lease obligations	94	107
Deferred income	18	23
Deferred income taxes	198	91
Other	69	74
Total other liabilities	$1,854	$1,727

Supplemental Equity and Comprehensive Income Information (Tables)	12 Months Ended
Dec. 31, 2010
Supplemental Equity and Comprehensive Income Information
Accumulated Other Comprehensive Income (Loss) Attributable to 3M

(Millions)	Dec. 31, 2010	Dec. 31, 2009
Cumulative translation adjustment	$374	$122
Defined benefit pension and postretirement plans adjustment	(3,879)	(3,831)
Debt and equity securities, unrealized gain (loss)	(6)	(9)
Cash flow hedging instruments, unrealized gain (loss)	(32)	(36)
Total accumulated other comprehensive income (loss)	$(3,543)	$(3,754)

Components of Comprehensive Income (Loss) Attributable to 3M

(Millions)	2010	2009	2008
Net income attributable to 3M	$4,085	$3,193	$3,460

Cumulative translation	213	288	(920)
Tax effect	(8)	(2)	32
Cumulative translation - net of tax	205	286	(888)

Defined benefit pension and postretirement plans adjustment	(68)	(442)	(3,258)
Tax effect	28	133	1,186
Defined benefit pension and postretirement plans adjustment - net of tax	(40)	(309)	(2,072)

Debt and equity securities, unrealized gain (loss)	5	17	(18)
Tax effect	(2)	(7)	7
Debt and equity securities, unrealized gain (loss) - net of tax	3	10	(11)

Cash flow hedging instruments, unrealized gain (loss)	6	(130)	124
Tax effect	(2)	50	(52)
Cash flow hedging instruments, unrealized gain (loss) - net of tax	4	(80)	72

Total comprehensive income (loss) attributable to 3M	$4,257	$3,100	$561

Change in 3M Company shareholders' equity from net income attributable to 3M and transfers from (to) noncontrolling interest

(Millions)	2010	2009
Net income attributable to 3M	$4,085	$3,193
Transfer from (to) noncontrolling interest	43	(81)
Change in 3M Company shareholders’ equity from net income attributable to 3M and transfers from (to) noncontrolling interest	$4,128	$3,112

Supplemental Cash Flow Information (Tables)	12 Months Ended
Dec. 31, 2010
Supplemental Cash Flow Information
Supplemental Cash Flow Information

(Millions)	2010	2009	2008
Cash income tax payments	$1,509	$834	$1,778
Cash interest payments	201	236	196
Capitalized interest	17	27	28

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Before Income Taxes

(Millions)	2010	2009	2008
United States	$2,778	$2,338	$2,251
International	2,977	2,294	2,857
Total	$5,755	$4,632	$5,108

Provision for Income Taxes

(Millions)	2010	2009	2008
Currently payable
Federal	$837	$88	$882
State	73	13	14
International	796	586	820
Deferred
Federal	55	489	(168)
State	43	56	34
International	(212)	156	6
Total	$1,592	$1,388	$1,588

Components of Deferred Tax Assets and Liabilities

(Millions)	2010	2009
Deferred tax assets:
Accruals not currently deductible
Employee benefit costs	$99	$168
Product and other claims	148	160
Miscellaneous accruals	175	180
Pension costs	724	852
Stock-based compensation	501	473
Net operating/capital loss carryforwards	437	59
Foreign tax credits	281	286
Other - net	46	—
Gross deferred tax assets	2,411	2,178
Valuation allowance	(128)	(23)
Total deferred tax assets	$2,283	$2,155

Deferred tax liabilities:
Product and other insurance receivables	$(59)	$(80)
Accelerated depreciation	(695)	(571)
Intangible amortization	(823)	(662)
Other - net	—	(5)
Total deferred tax liabilities	(1,577)	(1,318)

Net deferred tax assets	$706	$837

Reconciliation of Effective Income Tax Rate

	2010	2009	2008
Statutory U.S. tax rate	35.0%	35.0%	35.0%
State income taxes — net of federal benefit	1.2	1.0	0.8
International income taxes — net	(7.1)	(5.3)	(4.1)
U.S. research and development credit	(0.2)	(0.3)	(0.5)
Reserves for tax contingencies	(0.5)	0.8	0.8
Restructuring actions	—	—	0.4
Medicare Modernization Act	1.0	(0.2)	(0.2)
Domestic Manufacturer’s deduction	(1.4)	(0.5)	(0.8)
All other — net	(0.3)	(0.5)	(0.3)
Effective worldwide tax rate	27.7%	30.0%	31.1%

Federal, State and Foreign Tax

(Millions)	2010	2009	2008
Gross UTB Balance at January 1	$618	$557	$680

Additions based on tax positions related to the current year	128	121	126
Additions for tax positions of prior years	142	164	98
Reductions for tax positions of prior years	(161)	(177)	(180)
Settlements	(51)	—	(101)
Reductions due to lapse of applicable statute of limitations	(54)	(47)	(66)

Gross UTB Balance at December 31	$622	$618	$557

Net UTB impacting the effective tax rate at December 31	$394	$425	$334

Marketable Securities (Tables)	12 Months Ended
Dec. 31, 2010
Marketable Securities
Schedule of Marketable Securities

	Dec. 31,	Dec. 31,
(Millions)	2010	2009

U.S. government agency securities	$246	$326
Foreign government agency securities	52	—
Corporate debt securities	280	154
Commercial paper	55	—
U.S. treasury securities	55	—
U.S. municipal securities	20	—
Asset-backed securities:
Automobile loan related	253	198
Credit card related	79	9
Equipment lease related	24	41
Other	8	8
Asset-backed securities total	364	256
Other securities	29	8

Current marketable securities	$1,101	$744

U.S. government agency securities	$63	$165
Foreign government agency securities	3	—
Corporate debt securities	192	112
U.S. treasury securities	44	94
U.S. municipal securities.	3	—
Asset-backed securities:
Automobile loan related	144	317
Credit card related	70	98
Equipment lease related	14	29
Other	—	5
Asset-backed securities total	228	449
Auction rate securities	7	5

Non-current marketable securities	$540	$825

Total marketable securities	$1,641	$1,569

Marketable securities by contractual maturity

Dec. 31,
(Millions)	2010

Due in one year or less	$794
Due after one year through three years	796
Due after three years through five years	17
Due after five years	34

Total marketable securities	$1,641

Long-Term Debt And Short-Term Borrowings (Tables)	12 Months Ended
Dec. 31, 2010
Long-Term Debt and Short-Term Borrowings
Schedule of Long-Term Debt

(Millions) Description / 2010 Principal Amount	Currency/ Fixed vs. Floating	Effective Interest Rate	Final Maturity Date	2010	2009
Eurobond (775 million Euros)	Euro Fixed	4.30%	2014	$1,055	$898
Medium-term note ( $850 million)	USD Fixed	4.42%	2013	849	849
Medium-term note ( $800 million)	USD Floating	3.24%	2011	806	801
30-year bond ( $750 million)	USD Fixed	5.73%	2037	747	747
Eurobond (250 million Euros)	Euro Floating	1.18%	2014	357	623
Medium-term note ( $500 million)	USD Fixed	4.67%	2012	500	500
30-year debenture ( $330 million)	USD Fixed	6.01%	2028	349	350
Dealer Remarketable Securities	USD Fixed	—%	2010	—	350
Convertible notes ( $252 million)	USD Fixed	0.50%	2032	226	225
Japan borrowing (11.6 billion Japanese Yen)	JPY Floating	0.76%	2011	142	—
Canada borrowing (100.5 million Canadian Dollar)	CAD Floating	1.80%	2012	101	—
Floating rate note ( $100 million)	USD Floating	0.00%	2041	100	100
Floating rate note ( $60 million)	USD Floating	0.00%	2044	60	60
Other borrowings	Various	0.08%	2011-2040	76	116
Total long-term debt				$5,368	$5,619
Less: current portion of long-term debt				1,185	522
Long-term debt (excluding current portion)				$4,183	$5,097

Schedule of Short-Term Borrowings and Current Portion of Long-Term Debt

(Millions)	Effective Interest Rate	2010	2009
Current portion of long-term debt	2.41%	$1,185	$522
U.S. dollar commercial paper	—	—	—
Other borrowings	2.47%	84	91
Total short-term borrowings and current portion of long-term debt		$1,269	$613

Schedule of Weighted-Average Effective Interest Rate

	Total
At December 31	2010	2009
Short-term	2.41%	4.51%
Long-term	4.22%	4.04%

Schedule of Maturities of long-term debt

2011	2012	2013	2014	2015	After 2015	Total
$1,185	$752	$922	$1,413	$—	$1,096	$5,368

Pension and Postretirement Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2010
Pension and Postretirement Benefit Plans
Reconciliation of the beginning and ending balances of the benefit obligation and the fair value of plan assets

	Qualified and Non-qualified Pension Benefits				Postretirement
	United States		International		Benefits
(Millions)	2010	2009	2010	2009	2010	2009
Change in benefit obligation
Benefit obligation at beginning of year	$11,391	$10,395	$4,685	$4,037	$1,579	$1,611
Acquisitions	—	—	4	—	—	—
Service cost	201	183	105	98	55	51
Interest cost	638	619	241	235	88	97
Participant contributions	—	—	4	4	59	52
Foreign exchange rate changes	—	—	16	284	6	14
Plan amendments	—	—	(75)	14	69	(168)
Actuarial (gain) loss	760	822	167	255	125	80
Medicare Part D Reimbursement	—	—	—	—	13	10
Benefit payments	(668)	(649)	(194)	(245)	(166)	(168)
Settlements, curtailments, special termination benefits and other	(3)	21	(41)	3	—	—
Benefit obligation at end of year	$12,319	$11,391	$4,912	$4,685	$1,828	$1,579
Change in plan assets
Fair value of plan assets at beginning of year	$10,493	$9,243	$3,897	$3,022	$1,075	$929
Acquisitions	—	—	4	—	—	—
Actual return on plan assets	1,463	1,148	360	361	119	129
Company contributions	290	755	266	504	62	133
Participant contributions	—	—	4	4	59	52
Foreign exchange rate changes	—	—	18	251	—	—
Benefit payments	(668)	(649)	(194)	(245)	(166)	(168)
Settlements, curtailments, special termination benefits and other	(3)	(4)	—	—	—	—
Fair value of plan assets at end of year	$11,575	$10,493	$4,355	$3,897	$1,149	$1,075
Funded status at end of year	$(744)	$(898)	$(557)	$(788)	$(679)	$(504)

Amounts recognized in the Consolidated Balance Sheet and accumulated other comprehensive income

	Qualified and Non-qualified Pension Benefits				Postretirement
	United States		International		Benefits
(Millions)	2010	2009	2010	2009	2010	2009
Amounts recognized in the Consolidated Balance Sheet as of Dec. 31,
Non-current assets	$—	$—	$74	$78	$—	$—
Accrued benefit cost
Current liabilities	(30)	(30)	(7)	(7)	(4)	(4)
Non-current liabilities	(714)	(868)	(624)	(859)	(675)	(500)
Ending balance	$(744)	$(898)	$(557)	$(788)	$(679)	$(504)
Amounts recognized in accumulated other comprehensive income as of Dec. 31,
Net transition obligation (asset)	$—	$—	$(7)	$(5)	$—	$—
Net actuarial loss (gain)	3,981	3,975	1,670	1,650	1,063	1,059
Prior service cost (credit)	33	46	(144)	(57)	(341)	(504)
Ending balance	$4,014	$4,021	$1,519	$1,588	$722	$555

Amounts relating to pension plans with accumulated benefit obligations in excess of plan assets

	Qualified and Non-qualified Pension Plans
	United States		International
(Millions)	2010	2009	2010	2009
Projected benefit obligation	$443	$454	$1,676	$3,322
Accumulated benefit obligation	441	448	1,563	3,126
Fair value of plan assets	25	23	1,122	2,526

Components of net periodic benefit cost and other amounts recognized in other comprehensive income

	Qualified and Non-qualified Pension Benefits						Postretirement
	United States			International			Benefits
(Millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008

Net periodic benefit cost (benefit)
Service cost	$201	$183	$192	$105	$98	$120	$55	$51	$53
Interest cost	638	619	597	241	235	252	88	97	100
Expected return on plan assets	(929)	(906)	(889)	(278)	(260)	(305)	(83)	(86)	(104)
Amortization of transition (asset) obligation	—	—	—	1	3	3	—	—	—
Amortization of prior service cost (benefit)	13	16	15	(4)	(4)	(2)	(94)	(81)	(97)
Amortization of net actuarial (gain) loss	221	99	58	84	42	38	85	66	64
Net periodic benefit cost (benefit)	$144	$11	$(27)	$149	$114	$106	$51	$47	$16
Settlements, curtailments, special termination benefits and other	—	26	7	(22)	25	3	—	—	—
Net periodic benefit cost (benefit) after settlements, curtailments, special termination benefits and other	$144	$37	$(20)	$127	$139	$109	$51	$47	$16
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss
Transition (asset) obligation	$—	$—	$—	$(1)	$(2)	$(1)	$—	$—	$—
Amortization of transition (asset) obligation	—	—	—	(1)	(3)	(3)	—	—	—
Prior service cost (benefit)	—	—	9	(91)	19	(37)	69	(169)	(148)
Amortization of prior service cost (benefit)	(13)	(16)	(15)	4	4	2	94	81	97
Net actuarial (gain) loss	227	585	2,337	104	224	622	89	36	385
Amortization of net actuarial (gain) loss	(221)	(99)	(58)	(84)	(42)	(38)	(85)	(66)	(64)
Foreign currency	—	—	—	(19)	(101)	202	(1)	(1)	2
Total recognized in other comprehensive (income) loss	$(7)	$470	$2,273	$(88)	$99	$747	$166	$(119)	$272
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	$137	$507	$2,253	$39	$238	$856	$217	$(72)	$288

Amounts expected to be amortized from accumulated other comprehensive income into net periodic benefit costs over next fiscal year

	Qualified and Non-qualified Pension Benefits		Postretirement
(Millions)	United States	International	Benefits
Amortization of transition (asset) obligation	$—	$(1)	$—
Amortization of prior service cost (benefit)	11	(13)	(72)
Amortization of net actuarial (gain) loss	334	112	103
Total amortization expected over the next fiscal year	$345	$98	$31

Weighted-average assumptions used to determine benefit obligations and net cost

Weighted-average assumptions used to determine benefit obligations

	Qualified and Non-qualified Pension Benefits						Postretirement
	United States			International			Benefits
	2010	2009	2008	2010	2009	2008	2010	2009	2008

Discount rate	5.23%	5.77%	6.14%	5.04%	5.30%	5.53%	5.09%	5.62%	6.14%
Compensation rate increase	4.00%	4.30%	4.30%	3.59%	3.72%	3.50%	N/A	N/A	N/A

As noted above, effective January 1, 2010, the Company made modifications to its postretirement health plan to limit the amount of inflation it will cover to three percent per year; the remaining inflation will be passed on to plan participants. Also, in 2010 the Company announced that it will transition all current and future retirees to the savings account benefits-based plan announced in 2008. Therefore, the Company no longer has material exposure to health care cost inflation.

Weighted-average assumptions used to determine net cost for years ended

	Qualified and Non-qualified Pension Benefits						Postretirement
	United States			International			Benefits
	2010	2009	2008	2010	2009	2008	2010	2009	2008

Discount rate	5.77%	6.14%	6.00%	5.30%	5.53%	5.39%	5.62%	6.14%	6.00%
Expected return on assets	8.50%	8.50%	8.50%	6.90%	6.86%	7.19%	7.30%	7.24%	8.60%
Compensation rate increase	4.30%	4.30%	4.30%	3.72%	3.50%	3.82%	N/A	N/A	N/A

Estimated future pension and postretirement benefit payments

	Qualified and Non-qualified Pension Benefits		Postretirement	Medicare Subsidy
(Millions)	United States	International	Benefits	Receipts

2011 Benefit Payments	$697	$194	$130	$13
2012 Benefit Payments	716	204	133	14
2013 Benefit Payments	734	214	130	—
2014 Benefit Payments	754	224	139	—
2015 Benefit Payments	776	238	136	—
Following five years	4,208	1,378	751	—

Fair values of the assets held by the U.S. pension plans by asset category

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2010	Level 1	Level 2	Level 3
Equities
U.S. equities	$1,202	$1,190	$5	$7
Non-U.S. equities	1,244	1,244	—	—
EAFE index funds	684	—	684	—
Index funds	253	—	253	—
Long/short equity	499	—	—	499
Total Equities	$3,882	$2,434	$942	$506
Fixed Income
U.S. government securities	$1,035	$562	$473	$—
Non-U.S. government securities	289	—	289	—
Preferred and convertible securities	28	20	8	—
U.S. corporate bonds	1,042	168	874	—
Non-U.S. corporate bonds	205	—	205	—
Asset backed securities	16	—	16	—
Collateralized mortgage obligations	31	—	31	—
Private placements	279	—	135	144
Derivative instruments	(55)	(2)	(53)	—
Other	34	—	34	—
Total Fixed Income	$2,904	$748	$2,012	$144
Private Equity
Buyouts	$613	$—	$—	$613
Distressed debt	376	—	—	376
Growth equity	23	4	—	19
Mezzanine	93	—	—	93
Real estate	159	—	—	159
Secondary	165	—	—	165
Other	67	—	—	67
Venture capital	583	—	—	583
Total Private Equity	$2,079	$4	$—	$2,075
Absolute Return
Hedge funds and hedge fund of funds	$1,201	$—	$1,142	$59
Bank loan funds	564	—	—	564
Total Absolute Return	$1,765	$—	$1,142	$623
Commodities	$449	$—	$338	$111
Cash and Cash Equivalents	$644	$35	$609	$—
Total	$11,723	$3,221	$5,043	$3,459

Other items to reconcile to fair value of plan assets	$(148)
Fair value of plan assets	$11,575

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2009	Level 1	Level 2	Level 3
Equities
U.S. equities	$1,215	$1,206	$6	$3
Non-U.S. equities	1,128	1,128	—	—
EAFE index funds	633	—	633	—
Other	7	6	—	1
Total Equities	$2,983	$2,340	$639	$4
Fixed Income
U.S. government securities	$891	$610	$281	$—
Non-U.S. government securities	165	—	165	—
Preferred and convertible securities	29	20	9	—
U.S. corporate bonds	1,222	147	1,059	16
Non-U.S. corporate bonds	175	—	175	—
Asset backed securities	20	—	20	—
Collateralized mortgage obligations	56	—	56	—
Private placements	253	—	120	133
Derivative instruments	(50)	6	(56)	—
Other	36	—	—	36
Total Fixed Income	$2,797	$783	$1,829	$185
Private Equity
Buyouts	$569	$—	$—	$569
Distressed debt	359	—	—	359
Growth equity	32	32	—	—
Mezzanine	102	—	—	102
Real estate	134	—	—	134
Secondary	147	—	—	147
Other	137	4	—	133
Venture capital	517	—	—	517
Total Private Equity	$1,997	$36	$—	$1,961
Absolute Return
Hedge funds and hedge fund of funds	$1,141	$—	$1,038	$103
Bank loan funds	625	—	—	625
Total Absolute Return	$1,766	$—	$1,038	$728
Commodities	$396	$—	$159	$237
Cash and Cash Equivalents	$696	$552	$144	$—
Total	$10,635	$3,711	$3,809	$3,115

Other items to reconcile to fair value of plan assets	$(142)

Fair value of plan assets	$10,493

Summary of changes in the fair values of the U.S. pension plan level 3 assets

The following table sets forth a summary of changes in the fair values of the U.S. pension plans’ level 3 assets for the year ended December 31, 2010:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Equities	Fixed Income	Private Equity	Absolute Return	Comm- odities	Total
Beginning balance at Jan. 1, 2010	$4	$185	$1,961	$728	$237	$3,115
Net transfers into / (out of) level 3	49	(37)	27	(49)	(140)	(150)
Purchases, sales, issuances and settlements, net	412	(34)	(55)	(201)	—	122
Realized gain/(loss)	—	1	133	4	—	138
Unrealized gains/(losses) relating to instruments still held at the reporting date	41	29	9	141	14	234
Ending balance at Dec. 31, 2010	$506	$144	$2,075	$623	$111	$3,459

The following table sets forth a summary of changes in the fair values of the U.S. pension plans’ level 3 assets for the year ended December 31, 2009:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Equities	Fixed Income	Private Equity	Absolute Return	Comm- odities	Total
Beginning balance at Jan. 1, 2009	$1	$122	$2,054	$1,548	$—	$3,725
Net transfers into / (out of) level 3	(106)	—	—	(1,043)	—	(1,149)
Purchases, sales, issuances and settlements, net	1	11	(241)	(162)	237	(154)
Realized gain/(loss)	—	1	(9)	(4)	—	(12)
Unrealized gains/(losses) relating to instruments still held at the reporting date	108	51	157	389	—	705
Ending balance at Dec. 31, 2009	$4	$185	$1,961	$728	$237	$3,115

Fair values of the assets held by the international pension plans by asset category

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2010	Level 1	Level 2	Level 3
Equities
Growth equities	$371	$300	$70	$1
Value equities	396	369	27	—
Core equities	1,007	549	361	97
Total Equities	$1,774	$1,218	$458	$98
Fixed Income
Domestic government debt	$656	$194	$455	$7
Foreign government debt	398	51	345	2
Corporate debt securities	707	139	555	13
Mortgage backed debt	14	—	14	—
Other debt obligations	14	—	2	12
Total Fixed Income	$1,789	$384	$1,371	$34
Private Equity
Private equity funds	$29	$—	$15	$14
Real estate	59	—	3	56
Total Private Equity	$88	$—	$18	$70
Absolute Return
Hedge funds	$130	$—	$130	$—
Insurance	344	—	—	344
Derivatives	50	—	50	—
Other	3	—	3	—
Total Absolute Return	$527	$—	$183	$344
Cash and Cash Equivalents	$242	$233	$9	$—
Total	$4,420	$1,835	$2,039	$546

Other items to reconcile to fair value of plan assets	$(65)

Fair value of plan assets	$4,355

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2009	Level 1	Level 2	Level 3
Equities	$1,619	$1,330	$275	$14
Fixed Income
Domestic fixed income	$928	$283	$623	$22
Foreign fixed income	622	222	400	—
Total Fixed Income	$1,550	$505	$1,023	$22
Private Equity
Private equity funds	$8	—	$—	$8
Real estate	54	—	3	51
Total Private Equity	$62	—	$3	$59
Absolute Return
Insurance	$375	$—	$—	$375
Other	104	—	104	—
Total Absolute Return	$479	$—	$104	$375
Cash and Cash Equivalents	$208	$208	$—	$—
Total	$3,918	$2,043	$1,405	$470

Other items to reconcile to fair value of plan assets	$(21)

Fair value of plan assets	$3,897

Summary of changes in the fair values of the international pension plans level 3 assets

The following table sets forth a summary of changes in the fair values of the international pension plans level 3 assets for the year ended December 31, 2010:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Equities	Fixed Income	Private Equity	Absolute Return	Total
Beginning balance at January 1, 2010	$14	$22	$59	$375	$470
Net transfers into / (out of) level 3	97	17	—	—	114
Foreign currency exchange	2	—	4	(18)	(12)
Purchases, sales, issuances and settlements, net	(15)	—	7	10	2
Realized gain/(loss)	(18)	—	(3)	—	(21)
Unrealized gains/(losses) relating to instruments still held at the reporting date	18	(5)	3	(23)	(7)
Ending balance at December 31, 2010	$98	$34	$70	$344	$546

The following table sets forth a summary of changes in the fair values of the international pension plans level 3 assets for the year ended December 31, 2009:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Equities	Fixed Income	Private Equity	Absolute Return	Total
Beginning balance at January 1, 2009	$23	$21	$53	$337	$434
Net transfers into / (out of) level 3	—	—	—	11	11
Foreign currency exchange	2	4	3	7	16
Purchases, sales, issuances and settlements, net	(7)	(2)	—	(10)	(19)
Realized gain/(loss)	—	—	—	—	—
Unrealized gains/(losses) relating to instruments still held at the reporting date	(4)	(1)	3	30	28
Ending balance at December 31, 2009	$14	$22	$59	$375	$470

Fair values of the assets held by the postretirement benefits plans by asset category

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2010	Level 1	Level 2	Level 3
Equities
U.S. equities	$392	$392	$—	$—
Non-U.S. equities	48	48	—	—
EAFE index funds	21	—	21	—
Index funds	45	—	45	—
Long/short equity	16	—	—	16
Total Equities	$522	$440	$66	$16
Fixed Income
U.S. government securities	$210	$50	$160	$—
Non-U.S. government securities	10	—	10	—
Preferred securities	1	1	—	—
U.S. corporate bonds	54	5	49	—
Non-U.S. corporate bonds	11	—	11	—
Asset backed securities	3	—	3	—
Collateralized mortgage obligations	7	—	7	—
Private placements	12	—	8	4
Derivative instruments	(2)	—	(2)	—
Other	2	—	2	—
Total Fixed Income	$308	$56	$248	$4
Private Equity
Buyouts	$57	$—	$—	$57
Distressed debt	18	—	—	18
Growth equity	1	—	—	1
Mezzanine	3	—	—	3
Real estate	5	—	—	5
Secondary	5	—	—	5
Other	43	—	—	43
Venture capital	94	—	—	94
Total Private Equity	$226	$—	$—	$226
Absolute Return
Hedge funds and hedge fund of funds	$38	$—	$36	$2
Bank loan funds	18	—	—	18
Total Absolute Return	$56	$—	$36	$20
Commodities	$14	$—	$11	$3
Cash and Cash Equivalents	$43	$1	$42	$—
Total	$1,169	$497	$403	$269

Other items to reconcile to fair value of plan assets	$(20)

Fair value of plan assets	$1,149

(Millions)	Fair Value At Dec. 31,	Fair Value Measurements Using Inputs Considered as
Asset Class	2009	Level 1	Level 2	Level 3
Equities
U.S. equities	$377	$377	$—	$—
Non-U.S. equities	39	39	—	—
EAFE index funds	19	—	19	—
Index funds	31	—	31	—
Total Equities	$466	$416	$50	$—
Fixed Income
U.S. government securities	$167	$45	$122	$—
Non-U.S. government securities	5	—	5	—
Preferred securities	1	1	—	—
U.S. corporate bonds	63	4	59	—
Non-U.S. corporate bonds	10	—	10	—
Asset backed securities	2	—	2	—
Collateralized mortgage obligations	7	—	7	—
Private placements	11	—	7	4
Derivative instruments	(2)	—	(2)	—
Other	2	—	—	2
Total Fixed Income	$266	$50	$210	$6
Private equity
Buyouts	$52	$—	$—	$52
Distressed debt	17	—	—	17
Growth equity	1	1	—	—
Mezzanine	3	—	—	3
Real estate	4	—	—	4
Secondary	5	—	—	5
Other	75	—	—	75
Venture capital	89	—	—	89
Total Private Equity	$246	$1	$—	$245
Absolute Return
Hedge funds and hedge fund of funds	$34	$—	$31	$3
Bank loan funds	19	—	—	19
Total Absolute Return	$53	$—	$31	$22
Commodities	$12	$—	$5	$7
Cash and Cash Equivalents	$48	$43	$5	$—
Total	$1,091	$510	$301	$280

Other items to reconcile to fair value of plan assets	$(16)

Fair value of plan assets	$1,075

Summary of changes in the fair values of the postretirement plans level 3 assets

The following table sets forth a summary of changes in the fair values of the postretirement plans’ level 3 assets for the year ended December 31, 2010:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Equities	Fixed Income	Private Equity	Absolute Return	Comm- odities	Total
Beginning balance at Jan. 1, 2010	$—	$6	$245	$22	$7	$280
Net transfers into / (out of) level 3	2	(2)	—	(1)	(4)	(5)
Purchases, sales, issuances and settlements, net	13	(1)	(11)	(6)	—	(5)
Realized gain/(loss)	—	—	16	—	—	16
Unrealized gains/(losses) relating to instruments still held at the reporting date	1	1	(24)	5	—	(17)
Ending balance at Dec. 31, 2010	$16	$4	$226	$20	$3	$269

The following table sets forth a summary of changes in the fair values of the postretirement plans’ level 3 assets for the year ended December 31, 2009:

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(Millions)	Fixed Income	Private Equity	Absolute Return	Commo- dities	Total
Beginning balance at January 1, 2009	$4	$265	$47	$—	$316
Net transfers into / (out of) level 3	—	—	(31)	—	(31)
Purchases, sales, issuances and settlements, net	—	(38)	(5)	7	(36)
Realized gain/(loss)	—	(14)	—	—	(14)
Unrealized gains/(losses) relating to instruments still held at the reporting date	2	32	11	—	45
Ending balance at December 31, 2009	$6	$245	$22	$7	$280

Derivatives (Tables)	12 Months Ended
Dec. 31, 2010
Derivatives
Gain (loss) on derivative instruments designated as cash flow hedges

Year ended December 31, 2010 (Millions)	Pretax Gain (Loss) Recognized in Other Comprehensive Income on Effective Portion of Derivative	Pretax Gain (Loss) Recognized in Income on Effective Portion of Derivative as a Result of Reclassification from Accumulated Other Comprehensive Income		Ineffective Portion of Gain (Loss) on Derivative and Amount Excluded from Effectiveness Testing Recognized in Income
Derivatives in Cash Flow Hedging Relationships	Amount	Location	Amount	Location	Amount
Foreign currency forward/option contracts	$(30)	Cost of sales	$(39)	Cost of sales	$—
Foreign currency forward contracts	34	Interest expense	33	Interest expense	—
Commodity price swap contracts	(13)	Cost of sales	(9)	Cost of sales	—
Total	$(9)		$(15)		$—

Year ended December 31, 2009 (Millions)	Pretax Gain (Loss) Recognized in Other Comprehensive Income on Effective Portion of Derivative	Pretax Gain (Loss) Recognized in Income on Effective Portion of Derivative as a Result of Reclassification from Accumulated Other Comprehensive Income		Ineffective Portion of Gain (Loss) on Derivative and Amount Excluded from Effectiveness Testing Recognized in Income
Derivatives in Cash Flow Hedging Relationships	Amount	Location	Amount	Location	Amount
Foreign currency forward/option contracts	$(58)	Cost of sales	$96	Cost of sales	$—
Foreign currency forward contracts	55	Interest expense	47	Interest expense	—
Commodity price swap contracts	(18)	Cost of sales	(34)	Cost of sales	—
Total	$(21)		$109		$—

Gain (loss) on derivative instruments designated as fair value hedges

Year ended December 31, 2010	Gain (Loss) on Derivative		Gain (Loss) on Hedged Item
(Millions)	Recognized in Income		Recognized in Income
Derivatives in Fair Value Hedging Relationships	Location	Amount	Location	Amount
Interest rate swap contracts	Interest expense	$(16)	Interest expense	$16
Total		$(16)		$16

Year ended December 31, 2009	Gain (Loss) on Derivative		Gain (Loss) on Hedged Item
(Millions)	Recognized in Income		Recognized in Income
Derivatives in Fair Value Hedging Relationships	Location	Amount	Location	Amount
Interest rate swap contracts	Interest expense	$16	Interest expense	$(16)
Total		$16		$(16)

Gain (loss) on derivative and nonderivative instruments designated as net investment hedges

Year ended December 31, 2010 (Millions) Derivative and Nonderivative Instruments in	Pretax Gain (Loss) Recognized as Cumulative Translation within Other Comprehensive Income on Effective Portion of Instrument	Ineffective Portion of Gain (Loss) on Instrument and Amount Excluded from Effectiveness Testing Recognized in Income
Net Investment Hedging Relationships	Amount	Location	Amount
Foreign currency denominated debt	$111	N/A	$—
Total	$111		$—

Year ended December 31, 2009 (Millions) Derivative and Nonderivative Instruments in	Pretax Gain (Loss) Recognized as Cumulative Translation within Other Comprehensive Income on Effective Portion of Instrument	Ineffective Portion of Gain (Loss) on Instrument and Amount Excluded from Effectiveness Testing Recognized in Income
Net Investment Hedging Relationships	Amount	Location	Amount
Cross currency swap contracts	$(12)	Interest expense	$—
Foreign currency denominated debt	(27)	N/A	—
Total	$(39)		$—

Gain (loss) on derivative instruments not designated as hedging instruments

	Year ended December 31, 2010		Year ended December 31, 2009
	Gain (Loss) on Derivative		Gain (Loss) on Derivative
(Millions)	Recognized in Income		Recognized in Income
Derivatives Not Designated as Hedging Instruments	Location	Amount	Location	Amount
Foreign currency forward/option contracts	Cost of sales	$(24)	Cost of sales	$(41)
Foreign currency forward contracts	Interest expense	(19)	Interest expense	20
Commodity price swap contracts	Cost of sales	1	Cost of sales	1
Total		$(42)		$(20)

Location and Fair Value Amount of Derivative Instruments

December 31, 2010
(Millions)	Assets		Liabilities
Fair Value of Derivative Instruments	Location	Amount	Location	Amount

Derivatives designated as hedging instruments
Foreign currency forward/option contracts	Other current assets	$26	Other current liabilities	$48
Commodity price swap contracts	Other current assets	—	Other current liabilities	5
Interest rate swap contracts	Other assets	39	Other liabilities	—
Total derivatives designated as hedging instruments		$65		$53

Derivatives not designated as hedging instruments
Foreign currency forward/option contracts	Other current assets	$12	Other current liabilities	$34
Total derivatives not designated as hedging instruments		$12		$34

Total derivative instruments		$77		$87

December 31, 2009 (Millions)	Assets		Liabilities
Fair Value of Derivative Instruments	Location	Amount	Location	Amount

Derivatives designated as hedging instruments
Foreign currency forward/option contracts	Other current assets	$17	Other current liabilities	$41
Commodity price swap contracts	Other current assets	1	Other current liabilities	1
Interest rate swap contracts	Other assets	54	Other liabilities	—
Total derivatives designated as hedging instruments		$72		$42

Derivatives not designated as hedging instruments
Foreign currency forward/option contracts	Other current assets	$6	Other current liabilities	$52
Commodity price swap contracts	Other current assets	1	Other current liabilities	—
Total derivatives not designated as hedging instruments		$7		$52

Total derivative instruments		$79		$94

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value Measurements
Fair Value, Assets and Liabilities Measured on Recurring Basis

	Fair Value
(Millions)	at Dec. 31,	Fair Value Measurements Using Inputs Considered as
Description	2010	Level 1	Level 2	Level 3
Assets:
Available-for-sale:
Marketable securities:
U.S. government agency securities	$309	$—	$309	$—
Foreign government agency securities	55	—	55	—
Corporate debt securities	472	—	472	—
Commercial paper	55	—	55	—
Asset-backed securities:
Automobile loan related	397	—	397	—
Credit card related	149	—	149	—
Equipment lease related	38	—	38	—
Other	8	—	8	—
U.S. treasury securities	99	99	—
U.S. municipal securities	23	—	23	—
Auction rate securities	7	—	—	7
Other securities	29	—	29	—
Investments	21	21	—	—
Derivative instruments — assets:
Foreign currency forward/option contracts	38	36	2	—
Interest rate swap contracts	39	—	39	—

Liabilities:
Derivative instruments — liabilities:
Foreign currency forward/option contracts	82	82	—	—
Commodity price swap contracts	5	5	—	—

(Millions)	Fair Value at Dec. 31,	Fair Value Measurements Using Inputs Considered as
Description	2009	Level 1	Level 2	Level 3
Assets:
Available-for-sale:
Marketable securities:
U.S. government agency securities	$491	$—	$491	$—
Corporate debt securities	266	—	266	—
Asset-backed securities:
Automobile loan related	515	—	515	—
Credit card related	107	—	107	—
Equipment lease related	70	—	70	—
Other	13	—	13	—
U.S. treasury securities	94	94	—	—
Auction rate securities	5	—	—	5
Other securities	8	—	8	—
Investments	11	11	—	—
Derivative instruments — assets:
Foreign currency forward/option contracts	23	22	1	—
Commodity price swap contracts	2	2	—	—
Interest rate swap contracts	54	—	54	—

Liabilities:
Derivative instruments — liabilities:
Foreign currency forward/option contracts	93	93	—	—
Commodity price swap contracts	1	1	—	—

Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation

(Millions) Marketable securities — auction rate securities only	2010	2009	2008
Beginning balance	$5	$1	$16
Total gains or losses:
Included in earnings	—	—	(3)
Included in other comprehensive income	2	6	(12)
Purchases, issuances, and settlements	—	(2)	—
Transfers in and/or out of Level 3	—	—	—
Ending balance (December 31)	7	5	1

Additional losses included in earnings due to reclassifications from other comprehensive income for:
Securities sold during the period ended December 31	—	(2)	—
Securities still held at December 31	—	—	(6)

Fair Value, Assets and Liabilities Measured on Nonrecurring Basis

Year ended December 31, 2009		Fair Value Measurements Using
(Millions)		Quoted Prices in	Significant
Description	Fair value	Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Gains (Losses)
Long-lived assets held and used	$41	$—	$—	$41	$(32)

Fair Value, of Financial Instruments by Balance Sheet Grouping

	December 31, 2010		December 31, 2009
(Millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term debt, excluding current portion	$4,183	$4,466	$5,097	$5,355

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Minimum lease payments under capital and operating leases with non-cancelable terms in excess of one year

(Millions)	Capital Leases	Operating Leases
2011	$17	$139
2012	18	104
2013	18	69
2014	17	41
2015	4	25
After 2015	37	64
Total	$111	$442
Less: Amounts representing interest	5
Present value of future minimum lease payments	106
Less: Current obligations under capital leases	12
Long-term obligations under capital leases	$94

Accrued Liabilities and Insurance Receivables Related to Legal Proceedings

At December 31 (Millions)	2010	2009	2008
Respirator mask/asbestos liabilities	126	138	140
Respirator mask/asbestos insurance receivables	122	143	193

Environmental remediation liabilities	24	31	31
Environmental remediation insurance receivables	15	15	15

Other environmental liabilities	90	117	137

Employee Savings and Stock Ownership Plans (Tables)	12 Months Ended
Dec. 31, 2010
Employee Savings and Stock Ownership Plans
Employee Savings and Stock Ownership Plans and ESOP Debt Shares

Employee Savings and Stock Ownership Plans

(Millions)	2010	2009	2008
Dividends on shares held by the ESOP	$—	$31	$33
Company contributions to the ESOP	—	16	14
Interest incurred on ESOP notes		1	3
Amounts reported as an employee benefit expense:
Expenses related to ESOP debt service	—	10	9
Expenses related to treasury shares	—	25	3
Expenses for Company contributions made in cash	97	6	—

ESOP Debt Shares

	2010	2009	2008
Allocated	—	14,473,474	14,240,026
Committed to be released	—	—	27,201
Unreleased	—	—	1,333,692

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation
Stock-Based Compensation Expense

	Years ended December 31
(Millions)	2010	2009	2008
Cost of sales	$31	$38	$43
Selling, general and administrative expenses	209	144	122
Research, development and related expenses	34	35	37

Stock-based compensation expenses	$274	$217	$202

Income tax benefits	$(98)	$(62)	$(71)

Stock-based compensation expenses, net of tax	$176	$155	$131

Stock Option Activity

	2010		2009		2008
	Number of	Exercise	Number of	Exercise	Number of	Exercise
	Options	Price*	Options	Price*	Options	Price*
Under option —
January 1	74,268,165	$72.39	75,452,722	$71.96	74,613,051	$70.50
Granted:
Annual	5,788,313	78.79	6,649,672	53.93	5,239,660	77.22
Progressive (Reload)	188,105	88.67	68,189	77.37	78,371	79.53
Other	27,911	82.13	4,654	50.85	20,389	79.25
Exercised	(9,678,654)	59.11	(6,930,544)	49.83	(3,797,663)	49.38
Canceled	(258,796)	70.76	(976,528)	73.50	(701,086)	79.12
December 31	70,335,044	$74.80	74,268,165	$72.39	75,452,722	$71.96
Options exercisable December 31	58,201,617	$75.87	62,414,398	$73.73	63,282,408	$70.01

*                 Weighted average

Stock Option Assumptions

	Annual			Progressive (Reload)
	2010	2009	2008	2010	2009	2008
Exercise price	$78.72	$54.11	$77.22	$86.72	$77.83	$79.76
Risk-free interest rate	2.8%	2.2%	3.1%	0.6%	1.4%	4.3%
Dividend yield	2.5%	2.3%	2.0%	2.5%	2.0%	2.0%
Volatility	25.7%	30.3%	21.7%	33.2%	30.7%	18.7%
Expected life (months)	72	71	70	17	32	25
Black-Scholes fair value	$16.50	$13.00	$15.28	$12.01	$14.47	$12.00

Restricted Stock and Restricted Stock Units Activity

	2010		2009		2008
	Number of	Grant Date	Number of	Grant Date	Number of	Grant Date
	Awards	Fair Value*	Awards	Fair Value*	Awards	Fair Value*
Nonvested balance —
As of January 1	4,379,480	$68.85	2,957,538	$77.41	2,001,581	$77.63
Granted:
Annual	902,549	78.81	1,150,819	53.89	924,120	77.23
Performance shares	760,645	73.99	—	—	—	—
Other	527,823	79.56	522,581	54.82	188,473	73.16
Vested	(948,233)	79.12	(157,104)	73.26	(64,806)	68.72
Forfeited	(48,962)	69.57	(94,354)	69.57	(91,830)	77.76
As of December 31	5,573,302	$70.43	4,379,480	$68.85	2,957,538	$77.41

*                 Weighted average

General Employees' Stock Purchase Plan (GESPP)

	2010		2009		2008
		Exercise		Exercise		Exercise
	Shares	Price*	Shares	Price*	Shares	Price*
Options granted	1,325,579	$70.57	1,655,936	$50.58	1,624,775	$62.68
Options exercised	(1,325,579)	70.57	(1,655,936)	50.58	(1,624,775)	62.68
Shares available for grant — December 31	4,334,360		5,659,939		7,315,875

*                 Weighted average

Business Segments (Tables)	12 Months Ended
Dec. 31, 2010
Business Segments
Business Segment Information (Table)

Business Segment	Major Products
Industrial and Transportation

Tapes, coated and nonwoven abrasives, adhesives, specialty materials, filtration products, closure systems for personal hygiene products, acoustic systems products, automotive components, abrasion-resistant films, structural adhesives and paint finishing and detailing products, energy control products

Health Care	Medical and surgical supplies, skin health and infection prevention products, drug delivery systems, dental and orthodontic products, health information systems and food safety products
Display and Graphics

Optical films solutions for electronic displays, reflective sheeting for transportation safety, commercial graphics systems, and mobile interactive solutions, including mobile display technology, visual systems and computer privacy filters

Consumer and Office

Sponges, scouring pads, high-performance cloths, consumer and office tapes, repositionable notes, indexing systems, construction and home improvement products, home care products, protective material products, and consumer and office tapes and adhesives

Safety, Security and Protection Services

Personal protection products, safety and security products, commercial cleaning and protection products, floor matting, roofing granules for asphalt shingles, corrosion protection products, and Track and Trace products, such as library patron self-checkout systems (supply chain execution software solutions sold in June 2008)

Electro and Communications	Packaging and interconnection devices, insulating and splicing solutions for the electronics, telecommunications and electrical industries, and touch screens and touch monitors

Business Segment Information

	Net Sales			Operating Income
(Millions)	2010	2009	2008	2010	2009	2008
Industrial and Transportation	$8,429	$7,120	$8,173	$1,754	$1,230	$1,535
Health Care	4,513	4,282	4,294	1,362	1,347	1,172
Display and Graphics	3,884	3,132	3,268	946	590	583
Consumer and Office	3,853	3,471	3,578	840	748	683
Safety, Security and Protection Services	3,316	3,076	3,339	709	728	692
Electro and Communications	3,043	2,387	2,956	670	351	574
Corporate and Unallocated	10	13	22	(278)	(101)	58
Elimination of Dual Credit	(386)	(358)	(361)	(85)	(79)	(79)
Total Company	$26,662	$23,123	$25,269	$5,918	$4,814	$5,218

	Assets			Depreciation & Amortization			Capital Expenditures
(Millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008
Industrial and Transportation	$6,703	$6,365	$6,300	$326	$328	$283	$331	$235	$349
Health Care	4,189	3,216	3,093	131	143	146	78	125	169
Display and Graphics	3,729	3,564	3,479	187	174	220	185	160	305
Consumer and Office	2,149	1,819	1,815	100	88	79	69	43	87
Safety, Security and Protection Services	3,996	3,208	3,130	168	169	147	130	93	107
Electro and Communications	2,245	2,143	2,259	101	107	132	110	60	149
Corporate and Unallocated	7,145	6,935	5,717	107	148	146	188	187	305
Total Company	$30,156	$27,250	$25,793	$1,120	$1,157	$1,153	$1,091	$903	$1,471

Geographic Areas (Tables)	12 Months Ended
Dec. 31, 2010
Geographic Areas
Geographic Areas

	Net Sales			Operating Income			Property, Plant and Equipment - net
(Millions)	2010	2009	2008	2010	2009	2008	2010	2009
United States	$9,210	$8,509	$9,179	$1,636	$1,640	$1,578	$3,888	$3,809
Asia Pacific	8,259	6,120	6,423	2,400	1,528	1,662	1,605	1,366
Europe, Middle East and Africa	6,259	5,972	6,941	1,112	1,003	1,294	1,239	1,318
Latin America and Canada	2,950	2,516	2,723	797	631	693	547	507
Other Unallocated	(16)	6	3	(27)	12	(9)	—	—
Total Company	$26,662	$23,123	$25,269	$5,918	$4,814	$5,218	$7,279	$7,000

Quarterly Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2010
Quarterly Data (Unaudited)
Quarterly Data (Unaudited)

(Millions, except per-share amounts) 2010	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year 2010
Net sales	$6,348	$6,731	$6,874	$6,709	$26,662
Cost of sales	3,238	3,435	3,583	3,575	13,831
Net income attributable to 3M	930	1,121	1,106	928	4,085
Earnings per share attributable to 3M common shareholders — basic	1.31	1.57	1.55	1.30	5.72
Earnings per share attributable to 3M common shareholders — diluted	1.29	1.54	1.53	1.28	5.63

(Millions, except per-share amounts) 2009	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year 2009
Net sales	$5,089	$5,719	$6,193	$6,122	$23,123
Cost of sales	2,772	2,977	3,171	3,189	12,109
Net income attributable to 3M	518	783	957	935	3,193
Earnings per share attributable to 3M common shareholders — basic	0.75	1.12	1.36	1.32	4.56
Earnings per share attributable to 3M common shareholders — diluted	0.74	1.12	1.35	1.30	4.52

Significant Accounting Policies (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010 years number	Dec. 31, 2009	Dec. 31, 2008
Foreign Currency Translation
Threshold percentage used to determine if economic environment is highly inflationary									100.00%
Number of years used to determine if economic environment is highly inflationary (in years)									3
Operating income of Venezuelan subsidiary as percent of consolidated amount high end of range									1.00%
Cumulative inflation rate of Venezuela in November 2009, low end of range									100.00%
Approximate net sales decrease of Venezuelan sub due to change in functional currency and remeasurment from January 1, 2010 in comparison to 2009									66.70%
Cash and cash equivalents
Cash and cash equivalents classification when aquired, maximum maturity period (in months)									3
Marketable securities.
Marketable securities classification, minimum holding period for classification as non-current (in years)									1
Earnings per share
Options outstanding not included in computation of diluted earnings per share (in shares)									26.3	54.3	41
Numerator:
Net income attributable to 3M (in dollars)	$ 928	$ 1,106	$ 1,121	$ 930	$ 935	$ 957	$ 783	$ 518	$ 4,085	$ 3,193	$ 3,460
Denominator:
Denominator for weighted average 3M common shares outstanding - basic (in shares)									713.7	700.5	699.2
Dilution associated with the Company's stock-based compensation plans (in shares)									11.8	6.2	8
Denominator for weighted average 3M common shares outstanding - diluted (in shares)									725.5	706.7	707.2
Earnings per share attributable to 3M common shareholders - basic (in dollars per share)	$ 1.3	$ 1.55	$ 1.57	$ 1.31	$ 1.32	$ 1.36	$ 1.12	$ 0.75	$ 5.72	$ 4.56	$ 4.95
Earnings per share attributable to 3M common shareholders - diluted (in dollars per share)	$ 1.28	$ 1.53	$ 1.54	$ 1.29	$ 1.3	$ 1.35	$ 1.12	$ 0.74	$ 5.63	$ 4.52	$ 4.89

Significant Accounting Policies (Detail 2)	12 Months Ended
Dec. 31, 2010 years
Buildings and improvements
Property, Plant and Equipment
Estimated useful life, low end of range (in years)	10
Estimated useful life, high end of range (in years)	40
Estimated useful life, majority of the assets, minimum (in years)	20
Estimated useful life, majority of the assets, maximum (in years)	40
Machinery and equipment
Property, Plant and Equipment
Estimated useful life, low end of range (in years)	3
Estimated useful life, high end of range (in years)	15
Estimated useful life, majority of the assets, minimum (in years)	5
Estimated useful life, majority of the assets, maximum (in years)	10
Internal use software
Property, Plant and Equipment
Estimated useful life, low end of range (in years)	3
Estimated useful life, high end of range (in years)	7

Significant Accounting Policies (Detail 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 years number	Dec. 31, 2009	Dec. 31, 2008
Significant Accounting Policies
Asset retirement obligation liability	$ 74	$ 64
Intangible assets useful life, low end of range (in years)	1
Intangible assets useful life, high end of range (in years)	20
Advertising and merchandising expense	512	414	468
Research, development and related expenses	1,434	1,293	1,404
Research and development expense	919	838	851
Deferred tax assets valuation allowance	$ 128	$ 23

Acquisitions and Divestitures (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 years number	Dec. 31, 2009 years number	Dec. 31, 2008 years number
Business Acquisitions Information
Accounts receivable	$ 93	$ 31	$ 146
Inventory	77	10	170
Other current assets	43		15
Marketable securities	380
Property, plant, and equipment	106	15	161
Purchased intangible assets	663	93	794
Purchased goodwill	980	(25)	1,392
Accounts payable and other liabilities, net of other assets	(164)	(21)	(304)
Interest bearing debt	(105)	(18)	(809)
Deferred tax asset/(liability)	(225)	(16)	(171)
Net assets acquired	1,848	69	1,394
Supplemental information:
Cash paid	2,105	73	1,459
Less: Cash acquired	275	4	65
Cash paid, net of cash acquired	1,830	69	1,394
Non-cash (financed liability)	18
Net assets acquired	1,848	69	1,394
Number of business combinations completed	10	4	18
Arizant Inc.
Business Acquisitions Information
Accounts receivable	15
Inventory	36
Other current assets	3
Property, plant, and equipment	38
Purchased intangible assets	362
Purchased goodwill	512
Accounts payable and other liabilities, net of other assets	(29)
Interest bearing debt	(31)
Deferred tax asset/(liability)	(141)
Net assets acquired	765
Supplemental information:
Cash paid	776
Less: Cash acquired	11
Cash paid, net of cash acquired	765
Net assets acquired	765
Attenti Holdings S. A.
Business Acquisitions Information
Accounts receivable	23
Inventory	5
Other current assets	7
Property, plant, and equipment	9
Purchased intangible assets	90
Purchased goodwill	122
Accounts payable and other liabilities, net of other assets	(12)
Interest bearing debt	(21)
Deferred tax asset/(liability)	(16)
Net assets acquired	207
Supplemental information:
Cash paid	227
Less: Cash acquired	20
Cash paid, net of cash acquired	207
Net assets acquired	207
Cogent Inc.
Business Acquisitions Information
Accounts receivable	34
Inventory	17
Other current assets	31
Marketable securities	380
Property, plant, and equipment	30
Purchased intangible assets	142
Purchased goodwill	295
Accounts payable and other liabilities, net of other assets	(88)
Deferred tax asset/(liability)	(47)
Net assets acquired	794
Supplemental information:
Cash paid	946
Less: Cash acquired	152
Cash paid, net of cash acquired	794
Net assets acquired	794
Other acquisitions
Business Acquisitions Information
Accounts receivable	21		70
Inventory	19		89
Other current assets	2		8
Property, plant, and equipment	29		83
Purchased intangible assets	69		377
Purchased goodwill	51		594
Accounts payable and other liabilities, net of other assets	(35)		(104)
Interest bearing debt	(53)		(125)
Deferred tax asset/(liability)	(21)		(121)
Net assets acquired	82		871
Supplemental information:
Cash paid	156		897
Less: Cash acquired	92		26
Cash paid, net of cash acquired	64		871
Non-cash (financed liability)	18
Net assets acquired	82		871
Aearo Holding Corp.
Business Acquisitions Information
Accounts receivable			76
Inventory			81
Other current assets			7
Property, plant, and equipment			78
Purchased intangible assets			417
Purchased goodwill			798
Accounts payable and other liabilities, net of other assets			(200)
Interest bearing debt			(684)
Deferred tax asset/(liability)			(50)
Net assets acquired			523
Supplemental information:
Cash paid			562
Less: Cash acquired			39
Cash paid, net of cash acquired			523
Net assets acquired			$ 523

Acquisitions and Divestitures (Detail 2) In Millions, unless otherwise specified	12 Months Ended				12 Months Ended		1 Months Ended
	Dec. 31, 2010 USD ( $) years number	Dec. 31, 2009 USD ( $) years number	Dec. 31, 2008 USD ( $) years number	Dec. 31, 2010 JPY ( ¥)	Dec. 31, 2008 Patents USD ( $) years	Dec. 31, 2008 Customer relationships and tradenames USD ( $) years	Oct. 31, 2010 Cogent Inc. USD ( $)	Apr. 30, 2010 A-One JPY ( ¥) years	Jun. 30, 2008 High Jump Software USD ( $)	Dec. 31, 2010 Winterthur USD ( $) number
Acquired intangible asset activity through business combinations
Acquired indefinite-lived intangible assets		$ 8	$ 58
Acquired finite-lived intangible assets	663	20	794		40	696
Acquired intangible assets		28
Acquired intangible assets, weighted-average life	11	8	13		11	13
Life, bottom of range (in years)	2	3	1
Life, top of range (in years)	17	12	19
Debt assumed	105	18	809
Acquisitions:
Embedded mirroring put and call options with respect to remaining minority shares, term (in years)								5
Proposed transaction aggregate value relative to all outstanding shares on fully diluted basis										450
Purchase price paid to acquire remaining noncontrolling interest							248
Acquired cash and marketable securities							532
Percent of outstanding shares of acquiree that tender offer was initially conditional upon, which was waived										67.00%
Percent of outstanding Winterthur shares acquired through open market purchases by February 11, 2011										15.00%
Percent of additional outstanding Winterthur shares tendered under the initial public tender offer										23.00%
Number of trading days public tender offer period was extended for										10
Five-year financed liability of 1.7 billion in Japanese Yen (approximately $18 million in USD)	18			1,700				1,700
Interest rate related to five-year financed liability								1.00%
Purchase price paid for business combinations (net of cash acquired) and certain acquisition costs and contingent consideration paid for previous business combinations during the period	1,830	69	1,394
Divestitures:
Proceeds from sale of businesses		5	88						85
Pre-tax loss on sale of business			$ (23)						$ (23)

Goodwill and Intangible Assets (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 years number	Dec. 31, 2009 years number	Dec. 31, 2008 years number
Goodwill Information
Number of business combinations completed	10	4	18
Goodwill acquired during the period	$ 978	$ 15
Goodwill acquired during the period which is deductible for tax purposes	1	9
Increase (decrease) in goodwill related to prior acquisitions from certain acquisition costs and contingent consideration	2	(40)
Goodwill - Rollforward
Balance at beginning of period	5,832	5,753
Acquisition activity	980	(25)
Translation and other	8	104
Balance at end of period	6,820	5,832	5,753
Industrial and Transportation
Goodwill - Rollforward
Balance at beginning of period	1,757	1,711
Acquisition activity	8	(4)
Translation and other	18	50
Balance at end of period	1,783	1,757
Health Care
Goodwill - Rollforward
Balance at beginning of period	1,007	988
Acquisition activity	520	5
Translation and other	(21)	14
Balance at end of period	1,506	1,007
Consumer and Office
Goodwill - Rollforward
Balance at beginning of period	155	155
Acquisition activity	24	11
Translation and other	8	(11)
Balance at end of period	187	155
Safety, Security and Protection Services
Goodwill - Rollforward
Balance at beginning of period	1,220	1,157
Acquisition activity	428	6
Translation and other	22	57
Balance at end of period	1,670	1,220
Display and Graphics
Goodwill - Rollforward
Balance at beginning of period	990	1,042
Acquisition activity		(44)
Translation and other	4	(8)
Balance at end of period	994	990
Electro and Communications
Goodwill - Rollforward
Balance at beginning of period	703	700
Acquisition activity		1
Translation and other	(23)	2
Balance at end of period	$ 680	$ 703

Goodwill and Intangible Assets (Detail 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Acquired intangible asset activity through business combinations
Intangible assets (excluding goodwill) acquired through business combinations during the period	$ 663
Acquired Intangible Assets
Patents	551	457
Other amortizable intangible assets (primarily tradenames and customer-related intangibles)	2,016	1,528
Non-amortizable intangible assets (tradenames)	125	129
Total gross carrying amount	2,692	2,114
Accumulated amortization - patents	(345)	(339)
Accumulated amortization - other	(527)	(433)
Total accumulated amortization	(872)	(772)
Total intangible assets - net	1,820	1,342
Amortization expense for acquired intangible assets	176	181	122
Expected amortization expense for acquired intangible assets recorded as of December 31, 2010:
2011	208
2012	200
2013	189
2014	169
2015	157
After 2015	$ 772

Restructuring Actions and Exit Actitivites (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				6 Months Ended	12 Months Ended
	Sep. 30, 2009 number	Jun. 30, 2009 number	Mar. 31, 2009 number	Dec. 31, 2008 number	Sep. 30, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Restructuring Actions and Exit Activities Information
Restructuring and Related Cost, Positions Eliminated, Number	200	900	1200	2400
Restructuring Action Charge, Pre-tax	$ 26	$ 116	$ 67	$ 229	$ 68		$ 209	$ 229
Voluntary Early Retirement Benefits, Participants		700
Restructuring Reserve, Settled Without Cash							(53)	(43)
Cash payments, net of adjustments						(54)	(266)
Accrued liability						22	76
Industrial and Transportation | Employee-Related Items/Benefits and Other
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							84	33
Health Care | Employee-Related Items/Benefits and Other
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							20	37
Consumer and Office | Employee-Related Items/Benefits and Other
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							13	17
Safety, Security and Protection Services | Employee-Related Items/Benefits and Other
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							16	12
Display and Graphics | Employee-Related Items/Benefits and Other
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							9	15
Electro and Communications | Employee-Related Items/Benefits and Other
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							11	7
Employee-Related Items/Benefits and Other
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax	26	103	61	186			190	186
Adjustments to prior restructuring actions netted in period expense	7			10
Restructuring Reserve, Settled Without Cash							(34)
Cash payments, net of adjustments						(54)	(266)
Accrued liability						22	76
Employee-Related Items/Benefits and Other | United States | Corporate and Unallocated
Restructuring Actions and Exit Activities Information
Restructuring and Related Cost, Positions Eliminated, Percent		66.00%	43.00%	31.00%
Voluntary Early Retirement Benefits, Charge		21
Employee-Related Items/Benefits and Other | Corporate and Unallocated
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							37	65
Industrial and Transportation | Asset Impairments
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							5	7
Health Care | Asset Impairments
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax								14
Consumer and Office | Asset Impairments
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax								1
Display and Graphics | Asset Impairments
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							13	9
Asset Impairments
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax		13	6	43			19	43
Restructuring Reserve, Settled Without Cash							(19)	(43)
Asset Impairments | Corporate and Unallocated
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							1	12
Asia Pacific
Restructuring Actions and Exit Activities Information
Restructuring and Related Cost, Positions Eliminated, Percent		17.00%	5.00%	16.00%
Europe, Middle East, and Africa
Restructuring Actions and Exit Activities Information
Restructuring and Related Cost, Positions Eliminated, Percent		14.00%	16.00%	29.00%
Latin America and Canada
Restructuring Actions and Exit Activities Information
Restructuring and Related Cost, Positions Eliminated, Percent		3.00%	36.00%	24.00%
Cost of Sales
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax	25	68	17	84	38		110	84
Selling, General and Administrative Expenses
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax		44	47	135	17		91	135
Research, Development and Related Expenses
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax	1	4	3	10	3		8	10
Industrial and Transportation
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							89	40
Exit Activities Charge, Pre-tax								26
Health Care
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							20	51
Exit Activities Charge, Pre-tax								9
Consumer and Office
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							13	18
Safety, Security and Protection Services
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							16	12
Exit Activities Charge, Pre-tax								3
Display and Graphics
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							22	24
Exit Activities Charge, Pre-tax								18
Electro and Communications
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							11	7
Corporate and Unallocated
Restructuring Actions and Exit Activities Information
Restructuring Action Charge, Pre-tax							38	77
Exit Activities Charge, Pre-tax								$ 2

Supplemental Balance Sheet Information (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Other current assets
Prepaid expenses and other	$ 555	$ 657
Deferred income taxes	282	330
Derivative assets-current	38	25
Product and other insurance receivables	92	110
Total other current assets	967	1,122
Investments
Equity-method	84	73
Available-for-sale	21	11
Cost method and other	41	19
Total investments	146	103
Other assets
Deferred income taxes	648	625
Product and other insurance receivables	143	171
Cash surrender value of life insurance policies	213	202
Other	258	277
Total other assets	1,262	1,275
Other current liabilities
Accrued trade payables	476	464
Deferred income	369	316
Derivative liabilities	87	94
Restructuring actions	22	76
Employee benefits and withholdings	167	150
Product and other claims	132	123
Property and other taxes	196	198
Pension and postretirement benefits	41	41
Deferred income taxes	26	27
Other	506	410
Total other current liabilities	2,022	1,899
Drafts payable on demand included in Accounts payable	82	83
Other liabilities
Long term income taxes payable	627	611
Employee benefits	524	491
Product and other claims	324	330
Capital lease obligations	94	107
Deferred income	18	23
Deferred income taxes	198	91
Other	69	74
Total other liabilities	$ 1,854	$ 1,727

Supplemental Balance Sheet Information (Detail 2) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Property, plant and equipment - at cost
Gross property, plant and equipment	$ 20,253,000,000	$ 19,440,000,000
Less: Accumulated depreciation	(12,974,000,000)	(12,440,000,000)
Property, plant and equipment - net	7,279,000,000	7,000,000,000
Accumulated depreciation for capital leases included in Accumulated depreciation	50,000,000	50,000,000
Land
Property, plant and equipment - at cost
Gross property, plant and equipment	358,000,000	291,000,000
Buildings and leasehold improvements
Property, plant and equipment - at cost
Gross property, plant and equipment	6,321,000,000	6,069,000,000
Machinery and equipment
Property, plant and equipment - at cost
Gross property, plant and equipment	12,769,000,000	12,296,000,000
Construction in progress
Property, plant and equipment - at cost
Gross property, plant and equipment	656,000,000	627,000,000
Capital leases
Property, plant and equipment - at cost
Gross property, plant and equipment	$ 149,000,000	$ 157,000,000

Supplemental Equity and Comprehensive Income Information (Detail) (USD $)	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Supplemental Equity and Comprehensive Income Information
Common stock, par value per share	$ 0.01	$ 0.01
Common stock, shares authorized	3,000,000,000
Common stock, shares issued	944,033,056
Treasury stock, shares	232,055,448	233,433,937	250,489,769	234,877,025
Preferred stock, par value
Preferred stock, shares authorized	10,000,000
Preferred stock, shares issued	0

Supplemental Equity and Comprehensive Income Information (Detail 2) (USD $) In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Accumulated Other Comprehensive Income (Loss) Attributable to 3M
Cumulative translation adjustment	$ 374				$ 122				$ 374	$ 122
Defined benefit pension and postretirement plans adjustment	(3,879)				(3,831)				(3,879)	(3,831)
Debt and equity securities, unrealized gain (loss)	(6)				(9)				(6)	(9)
Cash flow hedging instruments, unrealized gain (loss)	(32)				(36)				(32)	(36)
Total accumulated other comprehensive income (loss)	(3,543)				(3,754)				(3,543)	(3,754)
Components of Comprehensive Income (Loss) Attributable to 3M
Net income attributable to 3M	928	1,106	1,121	930	935	957	783	518	4,085	3,193	3,460
Total Comprehensive income (loss) attributable to 3M									4,257	3,100	561
3M Company Shareholders
Accumulated Other Comprehensive Income (Loss) Attributable to 3M
Cumulative translation adjustment	374				122				374	122
Defined benefit pension and postretirement plans adjustment	(3,879)				(3,831)				(3,879)	(3,831)
Debt and equity securities, unrealized gain (loss)	(6)				(9)				(6)	(9)
Cash flow hedging instruments, unrealized gain (loss)	(32)				(36)				(32)	(36)
Total accumulated other comprehensive income (loss)	(3,543)				(3,754)				(3,543)	(3,754)
Components of Comprehensive Income (Loss) Attributable to 3M
Net income attributable to 3M									4,085	3,193	3,460
Cumulative translation									213	288	(920)
Tax effect									(8)	(2)	32
Cumulative translation - net of tax									205	286	(888)
Defined benefit pension and postretirement plans adjustment									(68)	(442)	(3,258)
Tax effect									28	133	1,186
Defined benefit pension and postretirement plans adjustment - net of tax									(40)	(309)	(2,072)
Debt and equity securities, unrealized gain (loss)									5	17	(18)
Tax effect									(2)	(7)	7
Debt and equity securities, unrealized gain (loss) - net of tax									3	10	(11)
Cash flow hedging instruments, unrealized gain (loss)									6	(130)	124
Tax effect									(2)	50	(52)
Cash flow hedging instruments, unrealized gain (loss) - net of tax									4	(80)	72
Total Comprehensive income (loss) attributable to 3M									4,257	3,100	561
Reclassification to earnings from accumulated other comprehensive income to pension and postretirement expense in the income statement, before tax									306	141	79
Reclassification to earnings from accumulated other comprehensive income to pension and postretirement expense in the income statement, after tax									197	92	52
Reclassification to earnings from accumulated other comprehensive income to loss on debt and equity securities in the income statement, before tax										2	6
Total Comprehensive income (loss) attributable to 3M									$ 4,257	$ 3,100	$ 561

Supplemental Equity and Comprehensive Income Information (Detail 3) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended			3 Months Ended		6 Months Ended
	Dec. 31, 2010 USD ( $)	Sep. 30, 2010 USD ( $)	Jun. 30, 2010 USD ( $)	Mar. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $)	Sep. 30, 2009 USD ( $)	Jun. 30, 2009 USD ( $)	Mar. 31, 2009 USD ( $)	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $)	Dec. 31, 2008 USD ( $)	Mar. 31, 2010 Sumitomo 3M Limited USD ( $)	Mar. 31, 2010 Sumitomo 3M Limited JPY ( ¥)	Dec. 31, 2009 Sumitomo 3M Limited USD ( $)
Transactions with Sumitomo 3M
3M's effective ownership before transaction												71.50%	71.50%	75.00%
3M's effective ownership after transaction												75.00%	75.00%	71.50%
Increase in noncontrolling interest														$ 81
Cash paid to acquire additional shares (approximately $63 million in USD)												63	5,800
Note payable issued to Sumitomo Electric Industries (approximately $188 million in USD)												188	17,400
Purchase of subsidiary shares including other transfers from noncontrolling interest				278
Net income attributable to 3M	928	1,106	1,121	930	935	957	783	518	4,085	3,193	3,460
Transfer to noncontrolling interest										(81)
Transfers from noncontrolling interest			24	22					43
Change in 3M Company shareholders' equity from net income attributable to 3M and transfers from (to) noncontrolling interest									$ 4,128	$ 3,112

Supplemental Cash Flow Information (Detail) In Millions, unless otherwise specified	12 Months Ended				3 Months Ended			12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $) years number	Dec. 31, 2008 USD ( $)	Dec. 31, 2010 JPY ( ¥)	Mar. 31, 2010 Sumitomo 3M Limited USD ( $)	Mar. 31, 2010 Sumitomo 3M Limited JPY ( ¥)	Dec. 31, 2010 A-One JPY ( ¥)	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits USD ( $)
Supplemental Cash Flow Information
Cash income tax payments	$ 1,509	$ 834	$ 1,778
Cash interest payments	201	236	196
Capitalized interest	17	27	28
Investing and financing activities with significant non-cash components
Cash paid to purchase shares held by Sumitomo Electric Industries, Ltd.					63	5,800
Note payable issued to Sumitomo Electric Industries					188	17,400
Five-year financed liability of 1.7 billion in Japanese Yen	18			1,700			1,700
Capital lease asset and obligation related to IT investment		50
Amortization period of IT investment (in years)		7
Contribution to U.S. defined benefit pension plan in common stock								$ 600

Income Taxes (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Before Income Taxes
United States	$ 2,778	$ 2,338	$ 2,251
International	2,977	2,294	2,857
Income before income taxes	$ 5,755	$ 4,632	$ 5,108

Income Taxes (Detail 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Currently payable
Federal	$ 837	$ 88	$ 882
State	73	13	14
International	796	586	820
Deferred
Federal	55	489	(168)
State	43	56	34
International	(212)	156	6
Total provision for income taxes	$ 1,592	$ 1,388	$ 1,588

Income Taxes (Detail 3) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Accruals not currently deductible
Employee benefit costs	$ 99,000,000	$ 168,000,000
Product and other claims	148,000,000	160,000,000
Miscellaneous accruals	175,000,000	180,000,000
Pension costs	724,000,000	852,000,000
Stock-based compensation	501,000,000	473,000,000
Net operating/capital loss carryforwards	437,000,000	59,000,000
Foreign tax credits	281,000,000	286,000,000
Other	46,000,000
Gross deferred tax assets	2,411,000,000	2,178,000,000
Valuation allowance	(128,000,000)	(23,000,000)
Total deferred tax assets	2,283,000,000	2,155,000,000
Deferred tax liabilities:
Product and other insurance receivables	(59,000,000)	(80,000,000)
Accelerated depreciation	(695,000,000)	(571,000,000)
Intangible amortization	(823,000,000)	(662,000,000)
Other		(5,000,000)
Total deferred tax liabilities	(1,577,000,000)	(1,318,000,000)
Net deferred tax asset	706,000,000	837,000,000
Deferred tax assets valuation allowance	128,000,000	23,000,000
Undistributed earnings of non-U.S. subsidiaries	$ 5,600,000,000

Income Taxes (Detail 4) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Reconciliation of Effective Income Tax Rate
Statutory U.S. tax rate	35.00%	35.00%	35.00%
State income taxes--net of federal benefit	1.20%	1.00%	0.80%
International income taxes--net	(7.10%)	(5.30%)	(4.10%)
U.S. research and development credit	(0.20%)	(0.30%)	(0.50%)
Reserves for tax contingencies	(0.50%)	0.80%	0.80%
Restructuring actions			0.40%
Medicare Modernization Act	1.00%	(0.20%)	(0.20%)
Domestic Manufacturer's deduction	(1.40%)	(0.50%)	(0.80%)
All other--net	(0.30%)	(0.50%)	(0.30%)
Effective worldwide tax rate	27.70%	30.00%	31.10%
Reduction in deferred tax asset, elimination of subsidy	$ 84
EPS impact of deferred tax asset reduction (in dollars per diluted share)	$ 0.12
Federal, State and Foreign Tax
Gross UTB Balance at January 1	618	557	680
Additions based on tax positions related to the current year	128	121	126
Additions for tax positions of prior years	142	164	98
Reductions for tax positions of prior years	(161)	(177)	(180)
Settlements	(51)		(101)
Reductions due to lapse of applicable statute of limitations	(54)	(47)	(66)
Gross UTB Balance at December 31	622	618	557
Net UTB impacting the effective tax rate at December 31	394	425	334
Interest and penalties related to unrecognized tax benefits, expense (benefit) recognized on a gross basis	(9)	6	8
Interest and penalties related to unrecognized tax benefits, accrued on a gross basis	52	53
Deferred tax assets valuation allowance	128	23
Federal
Operating Loss Carryforwards
Operating loss carryforwards	15
Operating loss carryforwards expiration dates high end of range (in years)	20
State
Operating Loss Carryforwards
Operating loss carryforwards	13
Operating loss carryforwards expiration dates low end of range (in years)	5
Operating loss carryforwards expiration dates high end of range (in years)	10
International
Operating Loss Carryforwards
Operating loss carryforwards	$ 409
Operating loss carryforwards expiration dates low end of range (in years)	1
Operating loss carryforwards expiration dates majority of high end of range (in years)	7

Income Taxes (Detail 5) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Qualified and Non-qualified Pension Benefits
Benefit Plan Information
Company contributions	$ 556	$ 1,259	$ 421
United States Qualified and Non-qualified Pension Benefits
Benefit Plan Information
Company contributions	290	755
Company contributions made in shares of common stock		600
International Qualified and Non-qualified Pension Benefits
Benefit Plan Information
Company contributions	266	504
Postretirement Benefits
Benefit Plan Information
Company contributions	$ 62	$ 133	$ 53

Income Taxes (Detail 6) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
Income tax benefits attributable to reduced tax rates or exemptions in foreign locations	$ 69	$ 50	$ 44
EPS impact of reduced tax rates or exemptions in foreign locations (in dollars per diluted share)	$ 0.1	$ 0.07	$ 0.06

Marketable Securities (Detail) (USD $)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010
Marketable securities classification
Current marketable securities	$ 744,000,000		$ 1,101,000,000
Non-current marketable securities	825,000,000		540,000,000
Total marketable securities	1,569,000,000		1,641,000,000
Gross unrealized losses on marketable securities (pre-tax)	12,000,000		9,000,000
Gross unrealized gains on marketable securities (pre-tax)	3,000,000		5,000,000
Gross realized gains on sales or maturities of marketable securities		5,000,000
Gross realized losses on sales or maturities of marketable securities	3,000,000
Estimated fair value of auction rate securities			592,000,000
Fair market value of securities rated AA+			2,000,000
Number of fair market value of securities rated AA+			2
U.S. government agency securities
Marketable securities classification
Current marketable securities	326,000,000		246,000,000
Non-current marketable securities	165,000,000		63,000,000
Foreign government agency securities
Marketable securities classification
Current marketable securities			52,000,000
Non-current marketable securities			3,000,000
Corporate debt securities
Marketable securities classification
Current marketable securities	154,000,000		280,000,000
Non-current marketable securities	112,000,000		192,000,000
U.S. dollar commercial paper
Marketable securities classification
Current marketable securities			55,000,000
U.S. treasury securities
Marketable securities classification
Current marketable securities			55,000,000
Non-current marketable securities	94,000,000		44,000,000
U.S. municipal securities
Marketable securities classification
Current marketable securities			20,000,000
Non-current marketable securities			3,000,000
Asset-backed securities
Marketable securities classification
Current marketable securities	256,000,000		364,000,000
Non-current marketable securities	449,000,000		228,000,000
Asset-backed securities Automobile loan related
Marketable securities classification
Current marketable securities	198,000,000		253,000,000
Non-current marketable securities	317,000,000		144,000,000
Asset-backed securities Credit card related
Marketable securities classification
Current marketable securities	9,000,000		79,000,000
Non-current marketable securities	98,000,000		70,000,000
Asset-backed securities Equipment lease related
Marketable securities classification
Current marketable securities	41,000,000		24,000,000
Non-current marketable securities	29,000,000		14,000,000
Asset-backed securities Other
Marketable securities classification
Current marketable securities	8,000,000		8,000,000
Non-current marketable securities	5,000,000
Auction rate securities
Marketable securities classification
Non-current marketable securities	5,000,000		7,000,000
Gross unrealized losses on marketable securities (pre-tax)	8,000,000		6,000,000
Estimated fair value of auction rate securities	5,000,000		7,000,000
Other securities
Marketable securities classification
Current marketable securities	$ 8,000,000		$ 29,000,000

Marketable Securities (Detail 2) (USD $) In Millions	Dec. 31, 2010
Marketable securities by contractual maturity
Due in one year or less	$ 794
Due after one year through three years	796
Due after three years through five years	17
Due after five years	34
Total marketable securities	$ 1,641

Long-Term Debt And Short-Term Borrowings (Detail)	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $)	Jun. 30, 2007 USD ( $) number	Dec. 31, 2003 USD ( $)	Dec. 31, 2010 Long-term debt	Dec. 31, 2009 Long-term debt	Dec. 31, 2010 Fixed rate Eurobond Due 2014 USD ( $)	Dec. 31, 2010 Fixed rate Eurobond Due 2014 EUR ( €)	Aug. 31, 2010 Fixed rate Eurobond Due 2014 EUR ( €)	Dec. 31, 2009 Fixed rate Eurobond Due 2014 USD ( $)	Dec. 31, 2007 Fixed rate Eurobond Due 2014 EUR ( €)	Jul. 31, 2007 Fixed rate Eurobond Due 2014 EUR ( €)	Dec. 31, 2010 Fixed rate Medium-term note due 2013 USD ( $)	Dec. 31, 2009 Fixed rate Medium-term note due 2013 USD ( $)	Aug. 31, 2008 Fixed rate Medium-term note due 2013 USD ( $)	Dec. 31, 2010 Floating rate Medium-term note due 2011 USD ( $)	Dec. 31, 2009 Floating rate Medium-term note due 2011 USD ( $)	Oct. 31, 2008 Floating rate Medium-term note due 2011 USD ( $)	Dec. 31, 2010 Fixed rate 30-year bond due 2037 USD ( $)	Dec. 31, 2009 Fixed rate 30-year bond due 2037 USD ( $)	Dec. 31, 2010 Floating rate Eurobond Due 2014 USD ( $)	Dec. 31, 2010 Floating rate Eurobond Due 2014 EUR ( €)	Dec. 31, 2009 Floating rate Eurobond Due 2014 USD ( $)	Dec. 31, 2010 Fixed rate Medium-term note due 2012 USD ( $)	Dec. 31, 2009 Fixed rate Medium-term note due 2012 USD ( $)	Dec. 31, 2007 Fixed rate Medium-term note due 2012 USD ( $)	Dec. 31, 2010 Fixed rate 30-year debenture due 2028 USD ( $)	Dec. 31, 2009 Fixed rate 30-year debenture due 2028 USD ( $)	Dec. 31, 2009 Fixed rate Dealer Remarketable Securities due 2010 USD ( $)	Nov. 30, 2007 Fixed rate Convertible notes due 2032 USD ( $) number	Nov. 30, 2005 Fixed rate Convertible notes due 2032 USD ( $) number	Nov. 30, 2002 Fixed rate Convertible notes due 2032 USD ( $) years	Dec. 31, 2010 Fixed rate Convertible notes due 2032 USD ( $) number	Dec. 31, 2009 Fixed rate Convertible notes due 2032 USD ( $) number	Nov. 21, 2005 Fixed rate Convertible notes due 2032	Nov. 15, 2002 Fixed rate Convertible notes due 2032 USD ( $)	Nov. 14, 2002 Fixed rate Convertible notes due 2032 USD ( $)	Mar. 31, 2010 Floating rate note payable in Yen due 2011 JPY ( ¥)	Dec. 31, 2010 Floating rate note payable in Yen due 2011 USD ( $)	Dec. 31, 2010 Floating rate note payable in Yen due 2011 JPY ( ¥)	Sep. 30, 2010 Floating rate note payable in Yen due 2011 number	Mar. 31, 2010 Floating rate note payable in Yen due 2011 USD ( $) number	Dec. 31, 2010 Floating rate note payable in Canadian dollar due 2012 USD ( $)	Dec. 31, 2010 Floating rate note payable in Canadian dollar due 2012 CAD	Dec. 31, 2010 Floating rate note due 2041 USD ( $)	Dec. 31, 2009 Floating rate note due 2041 USD ( $)	Dec. 31, 2010 Floating rate note due 2044 USD ( $)	Dec. 31, 2009 Floating rate note due 2044 USD ( $)	Dec. 31, 2004 Floating rate note due 2044 USD ( $)	Dec. 31, 2010 Various fixed and floating rate Other borrowings due 2011-2040 USD ( $)	Dec. 31, 2009 Various fixed and floating rate Other borrowings due 2011-2040 USD ( $)	Nov. 30, 2006 Fixed rate note which matured in November 2009 USD ( $)	Dec. 31, 2010 Five-year credit facility agreement USD ( $)	Apr. 30, 2007 Five-year credit facility agreement USD ( $)	Dec. 31, 2010 Current portion of long-term debt USD ( $)	Dec. 31, 2009 Current portion of long-term debt USD ( $)	Dec. 31, 2010 Short-term debt	Dec. 31, 2009 Short-term debt	Dec. 31, 2010 Other borrowings USD ( $)	Dec. 31, 2009 Other borrowings USD ( $) number	Dec. 31, 2010 Eurobond 750 Million Euros Issued July2007 EUR ( €)	Dec. 31, 2010 Interest Rate Swap Eurobond 750 Million Euros Issued July 2007 EUR ( €)
Long-Term Debt
Principal Amount								€ 775,000,000					$ 850,000,000		$ 850,000,000	$ 800,000,000		$ 800,000,000	$ 750,000,000		$ 1,044,000,000	€ 250,000,000		$ 500,000,000		$ 500,000,000	$ 330,000,000						$ 252,000,000			$ 639,000,000		¥ 17,400,000,000		¥ 11,600,000,000		$ 188,000,000		100,500,000	$ 100,000,000		$ 60,000,000		$ 60,000,000			$ 400,000,000									€ 750,000,000
Effective Interest Rate					4.22%	4.04%	4.30%	4.30%					4.42%			3.24%			5.73%		1.18%	1.18%		4.67%			6.01%						0.50%		2.75%				0.76%	0.76%			1.80%	1.80%	0.00%		0.00%			0.08%					2.41%		2.41%	4.51%	2.47%
Total long-term debt	5,368,000,000	5,619,000,000					1,055,000,000			898,000,000			849,000,000	849,000,000		806,000,000	801,000,000		747,000,000	747,000,000	357,000,000		623,000,000	500,000,000	500,000,000		349,000,000	350,000,000	350,000,000				226,000,000	225,000,000					142,000,000				101,000,000		100,000,000	100,000,000	60,000,000	60,000,000		76,000,000	116,000,000				1,185,000,000	522,000,000
Long-term debt (excluding current portion)	4,183,000,000	5,097,000,000
Carrying amount of debt reopened and previously issued																					368,000,000
Short-Term Borrowings and Current Portion of Long-Term Debt
Total short-term borrowings and current portion of long-term debt	1,269,000,000	613,000,000																																																					1,185,000,000	522,000,000			84,000,000	91,000,000
Maturities of long-term debt
2011	1,185,000,000
2012	752,000,000
2013	922,000,000
2014	1,413,000,000
2015	0
After 2015	1,096,000,000
Total	5,368,000,000	5,619,000,000					1,055,000,000			898,000,000			849,000,000	849,000,000		806,000,000	801,000,000		747,000,000	747,000,000	357,000,000		623,000,000	500,000,000	500,000,000		349,000,000	350,000,000	350,000,000				226,000,000	225,000,000					142,000,000				101,000,000		100,000,000	100,000,000	60,000,000	60,000,000		76,000,000	116,000,000				1,185,000,000	522,000,000
Floating rate note payments due in 2011	160,000,000
Convertible note payments due in 2012	226,000,000
Floating rate note payments due in 2013	73,000,000
Payment terms, equal installment amounts (due Sep. 30, 2010, Mar. 30, 2011 and Sep. 30, 2011)																																						5,800,000,000
Number of installment payments made																																									1
Number of equal installment payments																																										3
Interest rate, reference rate																																						three-month Tokyo Interbank Offered Rate
Interest rate, amount added to reference rate (in basis points)																																						0.004
Interest rate											5.00%	5.00%			4.38%			4.50%	5.70%							4.65%					2.40%
Maximum borrowing capacity																																																						1,500,000,000
Required EBITDA to Interest Ratio																																																					3
Actual EBITDA to Interest Ratio																																																					35
Available short and long-term lines of credit and credit facilities																																																					1,674,000,000
Amount of short and long-term lines of credit and credit facilities utilized in connection with normal business activities																																																					255,000,000
Repurchase price of notes from 2005 to 2008																																															98.00%
Repurchase price of notes from 2009 to 2013																																															99.00%
Repurchase price of notes from 2014 to maturity																																															100.00%
Medium-term notes program established in connection with a prior "well-known seasoned issuer" shelf registration			3,000,000,000	1,500,000,000
Number of debt securities issued under the medium-term notes program			3
Dollar equivalent gross notional amount, interest rate swaps designated as fair value hedges	1,100,000,000											400,000,000																																																		400,000,000
Termination of notional amount of fixed-to-floating interest rate swap																																																													150,000,000
Notional amount remaining after partial termination of fixed-to-floating interest rate swap									250,000,000
Additional amount issued											275,000,000
Number of shares of 3M that notes are convertible into (in shares)																																	9.4602
Number of bonds redeemed																														364598	22506
Number of bonds outstanding																															639000
Payments for bond redemption																														322,000,000	20,000,000
Gross proceeds from the offering																																550,000,000
Proceeds, net of issuance costs																																$ 540,000,000
Debt issuance cost amortization period (in years)																																3
Initial conversion premium																																					40.00%
Closing stock price used to calculate initial conversion price																																					$ 65
Conversion trigger price																																		$ 123.04
Potential number of shares of 3M common stock which would be issued if conditions for conversion are met																																		2400000

Pension and Postretirement Benefit Plans (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		3 Months Ended		12 Months Ended		3 Months Ended
	Jun. 30, 2010	Dec. 31, 2010	Jun. 30, 2009 United States Qualified and Non-qualified Pension Benefits years	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits	Mar. 31, 2008 Postretirement Benefits	Dec. 31, 2010 Postretirement Benefits	Dec. 31, 2009 Postretirement Benefits	Dec. 31, 2008 Postretirement Benefits
Benefit Plan Information
Company-sponsored retirement plans, minimum number of worldwide plans		60
Company-sponsored retirement plans, number of international plans						55
Company-sponsored retirement plans, number of countries		24				23
Percentage of funding target for defined benefit pension plans, of the target liability				100.00%
Percentage of funding liability target required by 2008				92.00%
Percentage of funding liability target required to be reached by 2011				100.00%
Accumulated postretirement benefit obligation increase (decrease)							$ (148)	$ 69	$ (168)
Accrued postretirement benefit cost recorded on balance increase (decrease)							(51)
Asset value of plan assets increase (decrease) from previous fiscal year							(97)
Defined benefit plan, effect of plan amendment on net periodic benefit cost - (increase)/decrease										15
Maximum percentage of medical inflation absorbed by the company (percent expressed as a decimal)								3.00%
Brazilian subsidiary defined benefit plan curtailment gain	22
Special termination benefits - number of additional years of pension service			1
Special termination benefits - number of additional years of age for certain benefit calculations			1
Special termination benefits - number of participants			700
Special termination benefits charge			21
Settlement charge incurred on lump sum payments to 3M Sumitomo (Japan) plan participants					$ 17
Percentage of WG Trading Company holdings in relation to total fair value of the company's total plan assets high end of range (percent expressed as a decimal)		1.00%

Pension and Postretirement Benefit Plans (Detail 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Amounts recognized in the Consolidated Balance Sheet
Non-current assets	$ 74	$ 78
Accrued benefit cost
Current liabilities	(41)	(41)
Non-current liabilities	(2,013)	(2,227)
Qualified and Non-qualified Pension Benefits
Change in plan assets
Company contributions	556	1,259	421
United States Qualified and Non-qualified Pension Benefits
Change in benefit obligation
Benefit obligation at beginning of year	11,391	10,395
Service cost	201	183	192
Interest cost	638	619	597
Actuarial (gain) loss	760	822
Benefit payments	(668)	(649)
Settlements, curtailments, special termination benefits and other	(3)	21
Benefit obligation at end of year	12,319	11,391	10,395
Change in plan assets
Fair value, beginning balance	10,493	9,243
Actual return on plan assets	1,463	1,148
Company contributions	290	755
Benefit payments	(668)	(649)
Settlements, curtailments, special termination benefits and other	(3)	(4)
Fair value, ending balance	11,575	10,493	9,243
Funded status at end of year	(744)	(898)
Accrued benefit cost
Current liabilities	(30)	(30)
Non-current liabilities	(714)	(868)
Ending balance	(744)	(898)
Amounts recognized in accumulated other comprehensive income
Net actuarial loss (gain)	3,981	3,975
Prior service cost (credit)	33	46
Ending balance	4,014	4,021
Accumulated benefit obligations in excess of plan assets
Projected benefit obligation	443	454
Accumulated benefit obligation	441	448
Fair value of plan assets	25	23
Total Accumulated Benefit Obligation	11,754	10,769
International Qualified and Non-qualified Pension Benefits
Change in benefit obligation
Benefit obligation at beginning of year	4,685	4,037
Acquisitions	4
Service cost	105	98
Interest cost	241	235
Participant contributions	4	4
Foreign exchange rate changes	16	284
Plan amendments	(75)	14
Actuarial (gain) loss	167	255
Benefit payments	(194)	(245)
Settlements, curtailments, special termination benefits and other	(41)	3
Benefit obligation at end of year	4,912	4,685
Change in plan assets
Fair value, beginning balance	3,897	3,022
Acquisitions	4
Actual return on plan assets	360	361
Company contributions	266	504
Participant contributions	4	4
Foreign exchange rate changes	18	251
Benefit payments	(194)	(245)
Fair value, ending balance	4,355	3,897
Funded status at end of year	(557)	(788)
Amounts recognized in the Consolidated Balance Sheet
Non-current assets	74	78
Accrued benefit cost
Current liabilities	(7)	(7)
Non-current liabilities	(624)	(859)
Ending balance	(557)	(788)
Amounts recognized in accumulated other comprehensive income
Net transition obligation (asset)	(7)	(5)
Net actuarial loss (gain)	1,670	1,650
Prior service cost (credit)	(144)	(57)
Ending balance	1,519	1,588
Accumulated benefit obligations in excess of plan assets
Projected benefit obligation	1,676	3,322
Accumulated benefit obligation	1,563	3,126
Fair value of plan assets	1,122	2,526
Total Accumulated Benefit Obligation	4,532	4,279
Postretirement Benefits
Change in benefit obligation
Benefit obligation at beginning of year	1,579	1,611
Service cost	55	51
Interest cost	88	97
Participant contributions	59	52
Foreign exchange rate changes	6	14
Plan amendments	69	(168)
Actuarial (gain) loss	125	80
Medicare Part D Reimbursement	13	10
Benefit payments	(166)	(168)
Benefit obligation at end of year	1,828	1,579	1,611
Change in plan assets
Fair value, beginning balance	1,075	929
Actual return on plan assets	119	129
Company contributions	62	133	53
Participant contributions	59	52
Benefit payments	(166)	(168)
Fair value, ending balance	1,149	1,075	929
Funded status at end of year	(679)	(504)
Accrued benefit cost
Current liabilities	(4)	(4)
Non-current liabilities	(675)	(500)
Ending balance	(679)	(504)
Amounts recognized in accumulated other comprehensive income
Net actuarial loss (gain)	1,063	1,059
Prior service cost (credit)	(341)	(504)
Ending balance	$ 722	$ 555

Pension and Postretirement Benefit Plans (Detail 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Qualified and Non-qualified Pension Benefits
Weighted-average assumptions used to determine net cost for years ended
Contributions made to the Company's plans	$ 556	$ 1,259
Expected future employer contributions in next fiscal year, low end of range	400
Expected future employer contributions in next fiscal year, high end of range	600
United States Qualified and Non-qualified Pension Benefits
Net periodic benefit cost (benefit)
Service cost	201	183	192
Interest cost	638	619	597
Expected return on plan assets	(929)	(906)	(889)
Amortization of prior service cost (benefit)	13	16	15
Amortization of net actuarial (gain) loss	221	99	58
Net periodic benefit cost (benefit)	144	11	(27)
Settlements, curtailments, special termination benefits and other		26	7
Net periodic benefit cost (benefit) after settlements, curtailments, special termination benefits and other	144	37	(20)
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss
Prior service cost (benefit)			9
Amortization of prior service cost (benefit)	(13)	(16)	(15)
Net actuarial (gain) loss	227	585	2,337
Amortization of net actuarial (gain) loss	(221)	(99)	(58)
Total recognized in other comprehensive (income) loss	(7)	470	2,273
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	137	507	2,253
Amounts expected to be amortized from accumulated other comprehensive income into net periodic benefit costs over next fiscal year
Amortization of prior service cost (benefit)	11
Amortization of net actuarial (gain) loss	334
Total amortization expected over the next fiscal year	345
Weighted-average assumptions used to determine benefit obligations
Discount rate	5.23%	5.77%	6.14%
Compensation rate increase	4.00%	4.30%	4.30%
Percentage decrease in discount rate obligation from the prior year	0.54%
Weighted-average assumptions used to determine net cost for years ended
Discount rate	5.77%	6.14%	6.00%
Expected return on assets	8.50%	8.50%	8.50%
Compensation rate increase	4.30%	4.30%	4.30%
Amount of company's common stock contributed by company		600
United States Qualified Pension Benefits
Asset Allocation assumption
Global equities	37.00%
Private equities	16.00%
Fixed-income securities	26.00%
Absolute return investments	16.00%
Commodities	5.00%
Company's assumption for the expected return on plan assets
Global equities	8.00%
Private equities	12.00%
Fixed-income securities	4.20%
Absolute return investments	6.00%
Commodities	5.80%
Expected rate of return on plan assets in next fiscal year	8.50%
Rate of return on plan assets	14.40%	12.60%	(13.60%)
Average annual actual return on plan assets over the past 10 years	6.40%
Average annual actual return on plan assets over the past 25 years	11.20%
International Qualified and Non-qualified Pension Benefits
Net periodic benefit cost (benefit)
Service cost	105	98	120
Interest cost	241	235	252
Expected return on plan assets	(278)	(260)	(305)
Amortization of transition (asset) obligation	1	3	3
Amortization of prior service cost (benefit)	(4)	(4)	(2)
Amortization of net actuarial (gain) loss	84	42	38
Net periodic benefit cost (benefit)	149	114	106
Settlements, curtailments, special termination benefits and other	(22)	25	3
Net periodic benefit cost (benefit) after settlements, curtailments, special termination benefits and other	127	139	109
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss
Transition (asset) obligation	(1)	(2)	(1)
Amortization of transition (asset) obligation	(1)	(3)	(3)
Prior service cost (benefit)	(91)	19	(37)
Amortization of prior service cost (benefit)	4	4	2
Net actuarial (gain) loss	104	224	622
Amortization of net actuarial (gain) loss	(84)	(42)	(38)
Foreign currency	(19)	(101)	202
Total recognized in other comprehensive (income) loss	(88)	99	747
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	39	238	856
Amounts expected to be amortized from accumulated other comprehensive income into net periodic benefit costs over next fiscal year
Amortization of transition (asset) obligation	(1)
Amortization of prior service cost (benefit)	(13)
Amortization of net actuarial (gain) loss	112
Total amortization expected over the next fiscal year	98
Weighted-average assumptions used to determine benefit obligations
Discount rate	5.04%	5.30%	5.53%
Compensation rate increase	3.59%	3.72%	3.50%
Weighted-average assumptions used to determine net cost for years ended
Discount rate	5.30%	5.53%	5.39%
Expected return on assets	6.90%	6.86%	7.19%
Compensation rate increase	3.72%	3.50%	3.82%
Postretirement Benefits
Net periodic benefit cost (benefit)
Service cost	55	51	53
Interest cost	88	97	100
Expected return on plan assets	(83)	(86)	(104)
Amortization of prior service cost (benefit)	(94)	(81)	(97)
Amortization of net actuarial (gain) loss	85	66	64
Net periodic benefit cost (benefit)	51	47	16
Net periodic benefit cost (benefit) after settlements, curtailments, special termination benefits and other	51	47	16
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss
Prior service cost (benefit)	69	(169)	(148)
Amortization of prior service cost (benefit)	94	81	97
Net actuarial (gain) loss	89	36	385
Amortization of net actuarial (gain) loss	(85)	(66)	(64)
Foreign currency	(1)	(1)	2
Total recognized in other comprehensive (income) loss	166	(119)	272
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	217	(72)	288
Amounts expected to be amortized from accumulated other comprehensive income into net periodic benefit costs over next fiscal year
Amortization of prior service cost (benefit)	(72)
Amortization of net actuarial (gain) loss	103
Total amortization expected over the next fiscal year	31
Weighted-average assumptions used to determine benefit obligations
Discount rate	5.09%	5.62%	6.14%
Percentage decrease in discount rate obligation from the prior year	0.53%
Weighted-average assumptions used to determine net cost for years ended
Discount rate	5.62%	6.14%	6.00%
Expected return on assets	7.30%	7.24%	8.60%
Contributions made to the Company's plans	$ 62	$ 133

Pension and Postretirement Benefit Plans (Detail 4) (USD $) In Millions	Dec. 31, 2010
Future Pension and Postretirement Benefit Payments
2011 Benefit Payments, Medicare Subsidy Receipts	$ 13
2012 Benefit Payments, Medicare Subsidy Receipts	14
United States Qualified and Non-qualified Pension Benefits
Future Pension and Postretirement Benefit Payments
2011 Benefit Payments	697
2012 Benefit Payments	716
2013 Benefit Payments	734
2014 Benefit Payments	754
2015 Benefit Payments	776
Following five years	4,208
International Qualified and Non-qualified Pension Benefits
Future Pension and Postretirement Benefit Payments
2011 Benefit Payments	194
2012 Benefit Payments	204
2013 Benefit Payments	214
2014 Benefit Payments	224
2015 Benefit Payments	238
Following five years	1,378
Postretirement Benefits
Future Pension and Postretirement Benefit Payments
2011 Benefit Payments	130
2012 Benefit Payments	133
2013 Benefit Payments	130
2014 Benefit Payments	139
2015 Benefit Payments	136
Following five years	$ 751

Pension and Postretirement Benefit Plans (Detail 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
United States Qualified and Non-qualified Pension Benefits
Benefit Plan Information
Percentage of interest rate sensitivity of liabilites offset by investment strategy	50.00%
Amount of company's common stock contributed by company		$ 600
Total, before other items to reconcile	11,723	10,635
Other items to reconcile to fair value of plan assets	(148)	(142)
Fair value of plan assets	11,575	10,493	9,243
United States Qualified and Non-qualified Pension Benefits | Equities
Benefit Plan Information
Fair value of plan assets	3,882	2,983
United States Qualified and Non-qualified Pension Benefits | Equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	2,434	2,340
United States Qualified and Non-qualified Pension Benefits | Equities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	942	639
United States Qualified and Non-qualified Pension Benefits | Equities | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	506	4	1
United States Qualified and Non-qualified Pension Benefits | U.S. equities
Benefit Plan Information
Fair value of plan assets	1,202	1,215
United States Qualified and Non-qualified Pension Benefits | U.S. equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	1,190	1,206
United States Qualified and Non-qualified Pension Benefits | U.S. equities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	5	6
United States Qualified and Non-qualified Pension Benefits | U.S. equities | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	7	3
United States Qualified and Non-qualified Pension Benefits | Non-U.S. equities
Benefit Plan Information
Fair value of plan assets	1,244	1,128
United States Qualified and Non-qualified Pension Benefits | Non-U.S. equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	1,244	1,128
United States Qualified and Non-qualified Pension Benefits | EAFE index funds
Benefit Plan Information
Fair value of plan assets	684	633
United States Qualified and Non-qualified Pension Benefits | EAFE index funds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	684	633
United States Qualified and Non-qualified Pension Benefits | Index funds
Benefit Plan Information
Fair value of plan assets	253
United States Qualified and Non-qualified Pension Benefits | Index funds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	253
United States Qualified and Non-qualified Pension Benefits | Long/short equity
Benefit Plan Information
Fair value of plan assets	499
United States Qualified and Non-qualified Pension Benefits | Long/short equity | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	499
United States Qualified and Non-qualified Pension Benefits | Other - equities
Benefit Plan Information
Fair value of plan assets		7
United States Qualified and Non-qualified Pension Benefits | Other - equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets		6
United States Qualified and Non-qualified Pension Benefits | Other - equities | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets		1
United States Qualified and Non-qualified Pension Benefits | Fixed Income
Benefit Plan Information
Fair value of plan assets	2,904	2,797
United States Qualified and Non-qualified Pension Benefits | Fixed Income | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	748	783
United States Qualified and Non-qualified Pension Benefits | Fixed Income | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	2,012	1,829
United States Qualified and Non-qualified Pension Benefits | Fixed Income | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	144	185	122
United States Qualified and Non-qualified Pension Benefits | U.S. government securities
Benefit Plan Information
Fair value of plan assets	1,035	891
United States Qualified and Non-qualified Pension Benefits | U.S. government securities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	562	610
United States Qualified and Non-qualified Pension Benefits | U.S. government securities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	473	281
United States Qualified and Non-qualified Pension Benefits | Preferred and convertible securities
Benefit Plan Information
Fair value of plan assets	28	29
United States Qualified and Non-qualified Pension Benefits | Preferred and convertible securities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	20	20
United States Qualified and Non-qualified Pension Benefits | Preferred and convertible securities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	8	9
United States Qualified and Non-qualified Pension Benefits | U.S. corporate bonds
Benefit Plan Information
Fair value of plan assets	1,042	1,222
United States Qualified and Non-qualified Pension Benefits | U.S. corporate bonds | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	168	147
United States Qualified and Non-qualified Pension Benefits | U.S. corporate bonds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	874	1,059
United States Qualified and Non-qualified Pension Benefits | U.S. corporate bonds | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets		16
United States Qualified and Non-qualified Pension Benefits | Non-U.S. corporate bonds
Benefit Plan Information
Fair value of plan assets	205	175
United States Qualified and Non-qualified Pension Benefits | Non-U.S. corporate bonds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	205	175
United States Qualified and Non-qualified Pension Benefits | Non-U.S. government securities
Benefit Plan Information
Fair value of plan assets	289	165
United States Qualified and Non-qualified Pension Benefits | Non-U.S. government securities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	289	165
United States Qualified and Non-qualified Pension Benefits | Asset-backed securities
Benefit Plan Information
Fair value of plan assets	16	20
United States Qualified and Non-qualified Pension Benefits | Asset-backed securities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	16	20
United States Qualified and Non-qualified Pension Benefits | Collateralized mortgage obligations
Benefit Plan Information
Fair value of plan assets	31	56
United States Qualified and Non-qualified Pension Benefits | Collateralized mortgage obligations | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	31	56
United States Qualified and Non-qualified Pension Benefits | Other - fixed income
Benefit Plan Information
Fair value of plan assets	34	36
United States Qualified and Non-qualified Pension Benefits | Other - fixed income | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	34
United States Qualified and Non-qualified Pension Benefits | Other - fixed income | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets		36
United States Qualified and Non-qualified Pension Benefits | Private placements
Benefit Plan Information
Fair value of plan assets	279	253
United States Qualified and Non-qualified Pension Benefits | Private placements | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	135	120
United States Qualified and Non-qualified Pension Benefits | Private placements | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	144	133
United States Qualified and Non-qualified Pension Benefits | Derivative instruments
Benefit Plan Information
Fair value of plan assets	(55)	(50)
United States Qualified and Non-qualified Pension Benefits | Derivative instruments | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	(2)	6
United States Qualified and Non-qualified Pension Benefits | Derivative instruments | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	(53)	(56)
United States Qualified and Non-qualified Pension Benefits | Private Equity
Benefit Plan Information
Fair value of plan assets	2,079	1,997
United States Qualified and Non-qualified Pension Benefits | Private Equity | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	4	36
United States Qualified and Non-qualified Pension Benefits | Private Equity | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	2,075	1,961	2,054
United States Qualified and Non-qualified Pension Benefits | Buyouts
Benefit Plan Information
Fair value of plan assets	613	569
United States Qualified and Non-qualified Pension Benefits | Buyouts | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	613	569
United States Qualified and Non-qualified Pension Benefits | Distressed debt
Benefit Plan Information
Fair value of plan assets	376	359
United States Qualified and Non-qualified Pension Benefits | Distressed debt | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	376	359
United States Qualified and Non-qualified Pension Benefits | Growth equity
Benefit Plan Information
Fair value of plan assets	23	32
United States Qualified and Non-qualified Pension Benefits | Growth equity | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	4	32
United States Qualified and Non-qualified Pension Benefits | Growth equity | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	19
United States Qualified and Non-qualified Pension Benefits | Mezzanine
Benefit Plan Information
Fair value of plan assets	93	102
United States Qualified and Non-qualified Pension Benefits | Mezzanine | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	93	102
United States Qualified and Non-qualified Pension Benefits | Real estate
Benefit Plan Information
Fair value of plan assets	159	134
United States Qualified and Non-qualified Pension Benefits | Real estate | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	159	134
United States Qualified and Non-qualified Pension Benefits | Secondary
Benefit Plan Information
Fair value of plan assets	165	147
United States Qualified and Non-qualified Pension Benefits | Secondary | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	165	147
United States Qualified and Non-qualified Pension Benefits | Other - private equity
Benefit Plan Information
Fair value of plan assets	67	137
United States Qualified and Non-qualified Pension Benefits | Other - private equity | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets		4
United States Qualified and Non-qualified Pension Benefits | Other - private equity | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	67	133
United States Qualified and Non-qualified Pension Benefits | Venture capital
Benefit Plan Information
Fair value of plan assets	583	517
United States Qualified and Non-qualified Pension Benefits | Venture capital | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	583	517
United States Qualified and Non-qualified Pension Benefits | Absolute Return
Benefit Plan Information
Fair value of plan assets	1,765	1,766
United States Qualified and Non-qualified Pension Benefits | Absolute Return | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	1,142	1,038
United States Qualified and Non-qualified Pension Benefits | Absolute Return | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	623	728	1,548
United States Qualified and Non-qualified Pension Benefits | Hedge funds and hedge fund of funds
Benefit Plan Information
Fair value of plan assets	1,201	1,141
United States Qualified and Non-qualified Pension Benefits | Hedge funds and hedge fund of funds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	1,142	1,038
United States Qualified and Non-qualified Pension Benefits | Hedge funds and hedge fund of funds | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	59	103
United States Qualified and Non-qualified Pension Benefits | Bank loan funds
Benefit Plan Information
Fair value of plan assets	564	625
United States Qualified and Non-qualified Pension Benefits | Bank loan funds | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	564	625
United States Qualified and Non-qualified Pension Benefits | Commodities
Benefit Plan Information
Fair value of plan assets	449	396
United States Qualified and Non-qualified Pension Benefits | Commodities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	338	159
United States Qualified and Non-qualified Pension Benefits | Commodities | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	111	237
United States Qualified and Non-qualified Pension Benefits | Cash and Cash Equivalents.
Benefit Plan Information
Fair value of plan assets	644	696
United States Qualified and Non-qualified Pension Benefits | Cash and Cash Equivalents. | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	35	552
United States Qualified and Non-qualified Pension Benefits | Cash and Cash Equivalents. | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	609	144
United States Qualified and Non-qualified Pension Benefits | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	3,221	3,711
United States Qualified and Non-qualified Pension Benefits | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	5,043	3,809
United States Qualified and Non-qualified Pension Benefits | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	3,459	3,115	3,725
International Qualified and Non-qualified Pension Benefits
Benefit Plan Information
Total, before other items to reconcile	4,420	3,918
Other items to reconcile to fair value of plan assets	(65)	(21)
Fair value of plan assets	4,355	3,897	3,022
International Qualified and Non-qualified Pension Benefits | Equities
Benefit Plan Information
Fair value of plan assets	1,774	1,619
International Qualified and Non-qualified Pension Benefits | Equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	1,218	1,330
International Qualified and Non-qualified Pension Benefits | Equities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	458	275
International Qualified and Non-qualified Pension Benefits | Equities | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	98	14	23
International Qualified and Non-qualified Pension Benefits | Growth equities
Benefit Plan Information
Fair value of plan assets	371
International Qualified and Non-qualified Pension Benefits | Growth equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	300
International Qualified and Non-qualified Pension Benefits | Growth equities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	70
International Qualified and Non-qualified Pension Benefits | Growth equities | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	1
International Qualified and Non-qualified Pension Benefits | Value equities
Benefit Plan Information
Fair value of plan assets	396
International Qualified and Non-qualified Pension Benefits | Value equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	369
International Qualified and Non-qualified Pension Benefits | Value equities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	27
International Qualified and Non-qualified Pension Benefits | Core equities
Benefit Plan Information
Fair value of plan assets	1,007
International Qualified and Non-qualified Pension Benefits | Core equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	549
International Qualified and Non-qualified Pension Benefits | Core equities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	361
International Qualified and Non-qualified Pension Benefits | Core equities | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	97
International Qualified and Non-qualified Pension Benefits | Fixed Income
Benefit Plan Information
Fair value of plan assets	1,789	1,550
International Qualified and Non-qualified Pension Benefits | Fixed Income | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	384	505
International Qualified and Non-qualified Pension Benefits | Fixed Income | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	1,371	1,023
International Qualified and Non-qualified Pension Benefits | Fixed Income | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	34	22	21
International Qualified and Non-qualified Pension Benefits | Domestic government debt
Benefit Plan Information
Fair value of plan assets	656
International Qualified and Non-qualified Pension Benefits | Domestic government debt | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	194
International Qualified and Non-qualified Pension Benefits | Domestic government debt | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	455
International Qualified and Non-qualified Pension Benefits | Domestic government debt | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	7
International Qualified and Non-qualified Pension Benefits | Domestic fixed income
Benefit Plan Information
Fair value of plan assets		928
International Qualified and Non-qualified Pension Benefits | Domestic fixed income | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets		283
International Qualified and Non-qualified Pension Benefits | Domestic fixed income | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets		623
International Qualified and Non-qualified Pension Benefits | Domestic fixed income | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets		22
International Qualified and Non-qualified Pension Benefits | Foreign government debt
Benefit Plan Information
Fair value of plan assets	398
International Qualified and Non-qualified Pension Benefits | Foreign government debt | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	51
International Qualified and Non-qualified Pension Benefits | Foreign government debt | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	345
International Qualified and Non-qualified Pension Benefits | Foreign government debt | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	2
International Qualified and Non-qualified Pension Benefits | Foreign fixed income
Benefit Plan Information
Fair value of plan assets		622
International Qualified and Non-qualified Pension Benefits | Foreign fixed income | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets		222
International Qualified and Non-qualified Pension Benefits | Foreign fixed income | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets		400
International Qualified and Non-qualified Pension Benefits | Corporate debt securities
Benefit Plan Information
Fair value of plan assets	707
International Qualified and Non-qualified Pension Benefits | Corporate debt securities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	139
International Qualified and Non-qualified Pension Benefits | Corporate debt securities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	555
International Qualified and Non-qualified Pension Benefits | Corporate debt securities | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	13
International Qualified and Non-qualified Pension Benefits | Mortgage backed debt
Benefit Plan Information
Fair value of plan assets	14
International Qualified and Non-qualified Pension Benefits | Mortgage backed debt | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	14
International Qualified and Non-qualified Pension Benefits | Other debt obligations
Benefit Plan Information
Fair value of plan assets	14
International Qualified and Non-qualified Pension Benefits | Other debt obligations | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	2
International Qualified and Non-qualified Pension Benefits | Other debt obligations | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	12
International Qualified and Non-qualified Pension Benefits | Private Equity
Benefit Plan Information
Fair value of plan assets	88	62
International Qualified and Non-qualified Pension Benefits | Private Equity | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	18	3
International Qualified and Non-qualified Pension Benefits | Private Equity | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	70	59	53
International Qualified and Non-qualified Pension Benefits | Private equity funds
Benefit Plan Information
Fair value of plan assets	29	8
International Qualified and Non-qualified Pension Benefits | Private equity funds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	15
International Qualified and Non-qualified Pension Benefits | Private equity funds | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	14	8
International Qualified and Non-qualified Pension Benefits | Real estate
Benefit Plan Information
Fair value of plan assets	59	54
International Qualified and Non-qualified Pension Benefits | Real estate | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	3	3
International Qualified and Non-qualified Pension Benefits | Real estate | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	56	51
International Qualified and Non-qualified Pension Benefits | Absolute Return
Benefit Plan Information
Fair value of plan assets	527	479
International Qualified and Non-qualified Pension Benefits | Absolute Return | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	183	104
International Qualified and Non-qualified Pension Benefits | Absolute Return | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	344	375	337
International Qualified and Non-qualified Pension Benefits | Hedge funds
Benefit Plan Information
Fair value of plan assets	130
International Qualified and Non-qualified Pension Benefits | Hedge funds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	130
International Qualified and Non-qualified Pension Benefits | Insurance
Benefit Plan Information
Fair value of plan assets	344	375
International Qualified and Non-qualified Pension Benefits | Insurance | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	344	375
International Qualified and Non-qualified Pension Benefits | Derivatives - Absolute Return
Benefit Plan Information
Fair value of plan assets	50
International Qualified and Non-qualified Pension Benefits | Derivatives - Absolute Return | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	50
International Qualified and Non-qualified Pension Benefits | Other - Absolute Return
Benefit Plan Information
Fair value of plan assets	3	104
International Qualified and Non-qualified Pension Benefits | Other - Absolute Return | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	3	104
International Qualified and Non-qualified Pension Benefits | Cash and Cash Equivalents.
Benefit Plan Information
Fair value of plan assets	242	208
International Qualified and Non-qualified Pension Benefits | Cash and Cash Equivalents. | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	233	208
International Qualified and Non-qualified Pension Benefits | Cash and Cash Equivalents. | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	9
International Qualified and Non-qualified Pension Benefits | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	1,835	2,043
International Qualified and Non-qualified Pension Benefits | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	2,039	1,405
International Qualified and Non-qualified Pension Benefits | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	546	470	434
Postretirement Benefits
Benefit Plan Information
Total, before other items to reconcile	1,169	1,091
Other items to reconcile to fair value of plan assets	(20)	(16)
Fair value of plan assets	1,149	1,075	929
Postretirement Benefits | Equities
Benefit Plan Information
Fair value of plan assets	522	466
Postretirement Benefits | Equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	440	416
Postretirement Benefits | Equities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	66	50
Postretirement Benefits | Equities | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	16
Postretirement Benefits | U.S. equities
Benefit Plan Information
Fair value of plan assets	392	377
Postretirement Benefits | U.S. equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	392	377
Postretirement Benefits | Non-U.S. equities
Benefit Plan Information
Fair value of plan assets	48	39
Postretirement Benefits | Non-U.S. equities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	48	39
Postretirement Benefits | EAFE index funds
Benefit Plan Information
Fair value of plan assets	21	19
Postretirement Benefits | EAFE index funds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	21	19
Postretirement Benefits | Index funds
Benefit Plan Information
Fair value of plan assets	45	31
Postretirement Benefits | Index funds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	45	31
Postretirement Benefits | Long/short equity
Benefit Plan Information
Fair value of plan assets	16
Postretirement Benefits | Long/short equity | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	16
Postretirement Benefits | Fixed Income
Benefit Plan Information
Fair value of plan assets	308	266
Postretirement Benefits | Fixed Income | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	56	50
Postretirement Benefits | Fixed Income | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	248	210
Postretirement Benefits | Fixed Income | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	4	6	4
Postretirement Benefits | U.S. government securities
Benefit Plan Information
Fair value of plan assets	210	167
Postretirement Benefits | U.S. government securities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	50	45
Postretirement Benefits | U.S. government securities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	160	122
Postretirement Benefits | Preferred securities
Benefit Plan Information
Fair value of plan assets	1	1
Postretirement Benefits | Preferred securities | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	1	1
Postretirement Benefits | U.S. corporate bonds
Benefit Plan Information
Fair value of plan assets	54	63
Postretirement Benefits | U.S. corporate bonds | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	5	4
Postretirement Benefits | U.S. corporate bonds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	49	59
Postretirement Benefits | Non-U.S. corporate bonds
Benefit Plan Information
Fair value of plan assets	11	10
Postretirement Benefits | Non-U.S. corporate bonds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	11	10
Postretirement Benefits | Non-U.S. government securities
Benefit Plan Information
Fair value of plan assets	10	5
Postretirement Benefits | Non-U.S. government securities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	10	5
Postretirement Benefits | Asset-backed securities
Benefit Plan Information
Fair value of plan assets	3	2
Postretirement Benefits | Asset-backed securities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	3	2
Postretirement Benefits | Collateralized mortgage obligations
Benefit Plan Information
Fair value of plan assets	7	7
Postretirement Benefits | Collateralized mortgage obligations | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	7	7
Postretirement Benefits | Other - fixed income
Benefit Plan Information
Fair value of plan assets	2	2
Postretirement Benefits | Other - fixed income | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	2
Postretirement Benefits | Other - fixed income | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets		2
Postretirement Benefits | Private placements
Benefit Plan Information
Fair value of plan assets	12	11
Postretirement Benefits | Private placements | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	8	7
Postretirement Benefits | Private placements | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	4	4
Postretirement Benefits | Derivative instruments
Benefit Plan Information
Fair value of plan assets	(2)	(2)
Postretirement Benefits | Derivative instruments | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	(2)	(2)
Postretirement Benefits | Private Equity
Benefit Plan Information
Fair value of plan assets	226	246
Postretirement Benefits | Private Equity | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets		1
Postretirement Benefits | Private Equity | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	226	245	265
Postretirement Benefits | Buyouts
Benefit Plan Information
Fair value of plan assets	57	52
Postretirement Benefits | Buyouts | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	57	52
Postretirement Benefits | Distressed debt
Benefit Plan Information
Fair value of plan assets	18	17
Postretirement Benefits | Distressed debt | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	18	17
Postretirement Benefits | Growth equity
Benefit Plan Information
Fair value of plan assets	1	1
Postretirement Benefits | Growth equity | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets		1
Postretirement Benefits | Growth equity | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	1
Postretirement Benefits | Mezzanine
Benefit Plan Information
Fair value of plan assets	3	3
Postretirement Benefits | Mezzanine | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	3	3
Postretirement Benefits | Real estate
Benefit Plan Information
Fair value of plan assets	5	4
Postretirement Benefits | Real estate | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	5	4
Postretirement Benefits | Secondary
Benefit Plan Information
Fair value of plan assets	5	5
Postretirement Benefits | Secondary | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	5	5
Postretirement Benefits | Other - private equity
Benefit Plan Information
Fair value of plan assets	43	75
Postretirement Benefits | Other - private equity | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	43	75
Postretirement Benefits | Venture capital
Benefit Plan Information
Fair value of plan assets	94	89
Postretirement Benefits | Venture capital | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	94	89
Postretirement Benefits | Absolute Return
Benefit Plan Information
Fair value of plan assets	56	53
Postretirement Benefits | Absolute Return | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	36	31
Postretirement Benefits | Absolute Return | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	20	22	47
Postretirement Benefits | Hedge funds and hedge fund of funds
Benefit Plan Information
Fair value of plan assets	38	34
Postretirement Benefits | Hedge funds and hedge fund of funds | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	36	31
Postretirement Benefits | Hedge funds and hedge fund of funds | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	2	3
Postretirement Benefits | Bank loan funds
Benefit Plan Information
Fair value of plan assets	18	19
Postretirement Benefits | Bank loan funds | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	18	19
Postretirement Benefits | Commodities
Benefit Plan Information
Fair value of plan assets	14	12
Postretirement Benefits | Commodities | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	11	5
Postretirement Benefits | Commodities | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	3	7
Postretirement Benefits | Cash and Cash Equivalents.
Benefit Plan Information
Fair value of plan assets	43	48
Postretirement Benefits | Cash and Cash Equivalents. | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	1	43
Postretirement Benefits | Cash and Cash Equivalents. | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	42	5
Postretirement Benefits | Fair Value Measurements Using Inputs Considered as Level 1
Benefit Plan Information
Fair value of plan assets	497	510
Postretirement Benefits | Fair Value Measurements Using Inputs Considered as Level 2
Benefit Plan Information
Fair value of plan assets	403	301
Postretirement Benefits | Fair Value Measurements Using Inputs Considered as Level 3
Benefit Plan Information
Fair value of plan assets	$ 269	$ 280	$ 316

Pension and Postretirement Benefit Plans (Detail 6) (USD $)	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits	Dec. 31, 2008 United States Qualified and Non-qualified Pension Benefits	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Equities	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Equities	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Equities Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Equities Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Fixed Income	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Fixed Income	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Fixed Income Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Fixed Income Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Private Equity	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Private Equity	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Private Equity Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Private Equity Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Absolute Return	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Absolute Return	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Absolute Return Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Absolute Return Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Commodities	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Commodities	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Commodities Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Commodities Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 United States Qualified and Non-qualified Pension Benefits Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 United States Qualified and Non-qualified Pension Benefits Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits Equities	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits Equities	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits Equities Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits Equities Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits Fixed Income	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits Fixed Income	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits Fixed Income Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits Fixed Income Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits Private Equity	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits Private Equity	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits Private Equity Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits Private Equity Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits Absolute Return	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits Absolute Return	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits Absolute Return Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits Absolute Return Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 International Qualified and Non-qualified Pension Benefits Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 International Qualified and Non-qualified Pension Benefits Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 Postretirement Benefits	Dec. 31, 2009 Postretirement Benefits	Dec. 31, 2008 Postretirement Benefits	Dec. 31, 2010 Postretirement Benefits Equities	Dec. 31, 2009 Postretirement Benefits Equities	Dec. 31, 2010 Postretirement Benefits Equities Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 Postretirement Benefits Fixed Income	Dec. 31, 2009 Postretirement Benefits Fixed Income	Dec. 31, 2010 Postretirement Benefits Fixed Income Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 Postretirement Benefits Fixed Income Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 Postretirement Benefits Private Equity	Dec. 31, 2009 Postretirement Benefits Private Equity	Dec. 31, 2010 Postretirement Benefits Private Equity Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 Postretirement Benefits Private Equity Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 Postretirement Benefits Absolute Return	Dec. 31, 2009 Postretirement Benefits Absolute Return	Dec. 31, 2010 Postretirement Benefits Absolute Return Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 Postretirement Benefits Absolute Return Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 Postretirement Benefits Commodities	Dec. 31, 2009 Postretirement Benefits Commodities	Dec. 31, 2010 Postretirement Benefits Commodities Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 Postretirement Benefits Commodities Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2010 Postretirement Benefits Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 Postretirement Benefits Fair Value Measurements Using Inputs Considered as Level 3
Summary of changes in fair values of level 3 assets
Fair value, beginning balance	$ 11,575,000,000	$ 10,493,000,000	$ 9,243,000,000	$ 3,882,000,000	$ 2,983,000,000	$ 4,000,000	$ 1,000,000	$ 2,904,000,000	$ 2,797,000,000	$ 185,000,000	$ 122,000,000	$ 2,079,000,000	$ 1,997,000,000	$ 1,961,000,000	$ 2,054,000,000	$ 1,765,000,000	$ 1,766,000,000	$ 728,000,000	$ 1,548,000,000	$ 449,000,000	$ 396,000,000	$ 237,000,000		$ 3,115,000,000	$ 3,725,000,000	$ 3,897,000,000	$ 3,022,000,000	$ 1,774,000,000	$ 1,619,000,000	$ 14,000,000	$ 23,000,000	$ 1,789,000,000	$ 1,550,000,000	$ 22,000,000	$ 21,000,000	$ 88,000,000	$ 62,000,000	$ 59,000,000	$ 53,000,000	$ 527,000,000	$ 479,000,000	$ 375,000,000	$ 337,000,000	$ 470,000,000	$ 434,000,000	$ 1,149,000,000	$ 1,075,000,000	$ 929,000,000	$ 522,000,000	$ 466,000,000		$ 308,000,000	$ 266,000,000	$ 6,000,000	$ 4,000,000	$ 226,000,000	$ 246,000,000	$ 245,000,000	$ 265,000,000	$ 56,000,000	$ 53,000,000	$ 22,000,000	$ 47,000,000	$ 14,000,000	$ 12,000,000	$ 7,000,000		$ 280,000,000	$ 316,000,000
Net transfers into / (out of) level 3						49,000,000	(106,000,000)			(37,000,000)				27,000,000				(49,000,000)	(1,043,000,000)			(140,000,000)		(150,000,000)	(1,149,000,000)					97,000,000				17,000,000									11,000,000	114,000,000	11,000,000						2,000,000			(2,000,000)								(1,000,000)	(31,000,000)			(4,000,000)		(5,000,000)	(31,000,000)
Foreign currency exchange																										18,000,000	251,000,000			2,000,000	2,000,000				4,000,000			4,000,000	3,000,000			(18,000,000)	7,000,000	(12,000,000)	16,000,000
Purchases, sales, issuances and settlements, net						412,000,000	1,000,000			(34,000,000)	11,000,000			(55,000,000)	(241,000,000)			(201,000,000)	(162,000,000)				237,000,000	122,000,000	(154,000,000)					(15,000,000)	(7,000,000)				(2,000,000)			7,000,000				10,000,000	(10,000,000)	2,000,000	(19,000,000)						13,000,000			(1,000,000)				(11,000,000)	(38,000,000)			(6,000,000)	(5,000,000)				7,000,000	(5,000,000)	(36,000,000)
Realized gain (loss)										1,000,000	1,000,000			133,000,000	(9,000,000)			4,000,000	(4,000,000)					138,000,000	(12,000,000)					(18,000,000)								(3,000,000)						(21,000,000)														16,000,000	(14,000,000)									16,000,000	(14,000,000)
Unrealized gains/(losses) relating to instruments still held at the reporting date						41,000,000	108,000,000			29,000,000	51,000,000			9,000,000	157,000,000			141,000,000	389,000,000			14,000,000		234,000,000	705,000,000					18,000,000	(4,000,000)			(5,000,000)	(1,000,000)			3,000,000	3,000,000			(23,000,000)	30,000,000	(7,000,000)	28,000,000						1,000,000			1,000,000	2,000,000			(24,000,000)	32,000,000			5,000,000	11,000,000					(17,000,000)	45,000,000
Fair value, ending balance	$ 11,575,000,000	$ 10,493,000,000	$ 9,243,000,000	$ 3,882,000,000	$ 2,983,000,000	$ 506,000,000	$ 4,000,000	$ 2,904,000,000	$ 2,797,000,000	$ 144,000,000	$ 185,000,000	$ 2,079,000,000	$ 1,997,000,000	$ 2,075,000,000	$ 1,961,000,000	$ 1,765,000,000	$ 1,766,000,000	$ 623,000,000	$ 728,000,000	$ 449,000,000	$ 396,000,000	$ 111,000,000	$ 237,000,000	$ 3,459,000,000	$ 3,115,000,000	$ 4,355,000,000	$ 3,897,000,000	$ 1,774,000,000	$ 1,619,000,000	$ 98,000,000	$ 14,000,000	$ 1,789,000,000	$ 1,550,000,000	$ 34,000,000	$ 22,000,000	$ 88,000,000	$ 62,000,000	$ 70,000,000	$ 59,000,000	$ 527,000,000	$ 479,000,000	$ 344,000,000	$ 375,000,000	$ 546,000,000	$ 470,000,000	$ 1,149,000,000	$ 1,075,000,000	$ 929,000,000	$ 522,000,000	$ 466,000,000	$ 16,000,000	$ 308,000,000	$ 266,000,000	$ 4,000,000	$ 6,000,000	$ 226,000,000	$ 246,000,000	$ 226,000,000	$ 245,000,000	$ 56,000,000	$ 53,000,000	$ 20,000,000	$ 22,000,000	$ 14,000,000	$ 12,000,000	$ 3,000,000	$ 7,000,000	$ 269,000,000	$ 280,000,000

Derivatives (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Cash flow hedges
Maximum time over which 3M hedges exposure to variability in future cash flows for majority of forecasted foreign currency transactions (in months)	12 months
Dollar equivalent gross notional amount, foreign exchange forward and option contracts designated as cash flow hedges	$ 3,400,000,000
Length of time over which 3M hedges exposure to variability in future cash flows for forecasted natural gas transactions (in months)	12 months
Dollar equivalent gross notional amount, natural gas commodity price swaps designated as cash flow hedges	31,000,000
Derivatives gain (loss)
Pretax gain (loss) recognized in other comprehensive income on effective portion of derivative	(9,000,000)	(21,000,000)
Pretax gain (loss) recognized in income on effective portion of derivative as a result of reclassification from accumulated other comprehensive income	(15,000,000)	109,000,000
Accumulated other comprehensive income (loss), unrealized gain (loss) on cash flow hedges	(32,000,000)	(36,000,000)
The time period estimated for the anticipated transfer of gains (losses), net from accumulated other comprehensive income into earnings	12 months
Foreign currency forward/option contracts
Derivatives gain (loss)
Pretax gain (loss) recognized in other comprehensive income on effective portion of derivative	(30,000,000)	(58,000,000)
Pretax gain (loss) recognized in income on effective portion of derivative as a result of reclassification from accumulated other comprehensive income to cost of sales	(39,000,000)	96,000,000
Foreign currency forward contracts
Derivatives gain (loss)
Pretax gain (loss) recognized in other comprehensive income on effective portion of derivative	34,000,000	55,000,000
Pretax gain (loss) recognized in income on effective portion of derivative as a result of reclassification from accumulated other comprehensive income to interest expense	33,000,000	47,000,000
Commodity price swap contracts
Derivatives gain (loss)
Pretax gain (loss) recognized in other comprehensive income on effective portion of derivative	(13,000,000)	(18,000,000)
Pretax gain (loss) recognized in income on effective portion of derivative as a result of reclassification from accumulated other comprehensive income to cost of sales	$ (9,000,000)	$ (34,000,000)

Derivatives (Detail 2)	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $)	Jan. 31, 2009 USD ( $)	Dec. 31, 2010 Medium Term Note 400 Million Due 2009 USD ( $) number	Dec. 31, 2010 Medium Term Note 800 Million Due 2011 USD ( $) number	Dec. 31, 2010 Eurobond 750 Million Euros Issued July2007 EUR ( €)	Dec. 31, 2010 Interest Rate Swap Eurobond 750 Million Euros Issued July 2007 EUR ( €) number	Nov. 30, 2009 Cross currency swap, European subsidiaries, Issued November 2006 USD ( $) number	Sep. 30, 2009 Cross currency swap, Japanese subsidiaries, Issued September 2006 USD ( $) number	Dec. 31, 2010 Foreign currency denominated debt, Issued July 2007 EUR ( €) number	Dec. 31, 2010 Foreign currency denominated debt, Issued December 2007 EUR ( €) number
Fair value hedges gain (loss)
Gain (loss) on derivative recognized in income, fair value hedges, interest rate swap contracts	$ (16,000,000)	$ 16,000,000
Gain (loss) on derivative recognized in income, fair value hedges	(16,000,000)	16,000,000
Gain (loss) on hedged item recognized in income, fair value hedges, interest rate swap contracts	16,000,000	(16,000,000)
Gain (loss) on hedged item recognized in income, fair value hedges	16,000,000	(16,000,000)
Fair value hedges or net investment hedges
Dollar equivalent gross notional amount, interest rate swaps designated as fair value hedges	1,100,000,000			400,000,000	800,000,000		400,000,000
Length of term (in years)				3	3		7	3	3	7	7
Face amount					800,000,000	750,000,000				750,000,000	275,000,000
Number of fixed-to-floating interest rate swaps					2
Interest rate, stated percentage					4.50%
Notional amount, foreign currency forward contracts designated as fair value hedges			255,000,000
Notional amount, net investment hedges								200,000,000	300,000,000
Notional amount terminated in August 2010						150,000,000
Gain (loss) on termination of fixed-to-floating interest rate swap will be amortized over this debt's remaining life						€ 18,000,000

Derivatives (Detail 3) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Net investment hedges
Pretax gain (loss) recognized as cumulative translation within other comprehensive income on effective portion of instrument, net investment hedge	$ 111	$ (39)
Cross currency swap contract
Net investment hedges
Pretax gain (loss) recognized as cumulative translation within other comprehensive income on effective portion of instrument, net investment hedge		(12)
Foreign currency denominated debt
Net investment hedges
Pretax gain (loss) recognized as cumulative translation within other comprehensive income on effective portion of instrument, net investment hedge	$ 111	$ (27)

Derivatives (Detail 4) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Derivative instruments not designated as hedging instruments
Gain (Loss) on Derivative Recognized in Income	$ (42)	$ (20)
Gross notional amount of forward, option and swap contracts not designated as hedging instruments	883
Foreign currency forward/option contracts | Cost of Sales
Derivative instruments not designated as hedging instruments
Gain (Loss) on Derivative Recognized in Income	(24)	(41)
Foreign currency forward contracts | Interest expense
Derivative instruments not designated as hedging instruments
Gain (Loss) on Derivative Recognized in Income	(19)	20
Commodity price swap contracts | Cost of Sales
Derivative instruments not designated as hedging instruments
Gain (Loss) on Derivative Recognized in Income	$ 1	$ 1

Derivatives (Detail 5) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Fair value of derivative instruments in consolidated balance sheet
Foreign currency forward/option contracts, designated as hedging instruments, assets at fair value	$ 26	$ 17
Commodity price swap contracts, designated as hedging instruments, assets at fair value		1
Interest rate swap contracts, designated as hedging instruments, assets at fair value	39	54
Total derivatives, designated as hedging instruments, assets at fair value	65	72
Foreign currency forward/option contracts, not designated as hedging instruments, assets at fair value	12	6
Commodity price swap contracts, not designated as hedging instruments, assets at fair value		1
Total derivatives, not designated as hedging instruments, assets at fair value	12	7
Total derivative instruments, assets at fair value	77	79
Foreign currency forward/option contracts, designated as hedging instruments, liabilities at fair value	48	41
Commodity price swap contracts, designated as hedging instruments, liabilities at fair value	5	1
Total derivatives, designated as hedging instruments, liabilities at fair value	53	42
Foreign currency forward/option contracts, not designated as hedging instruments, liabilities at fair value	34	52
Total derivatives, not designated as hedging instruments, liabilities at fair value	34	52
Total derivative instruments, liabilities at fair value	$ 87	$ 94

Derivatives (Detail 6) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Currency effects
Year-on-year currency effects, including hedging, impact	$ 15	$ (220)
Year-on-year derivative and other transaction gains and (losses) impact	$ (115)

Fair Value Measurements (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Foreign currency forward/option contracts | Fair Value
Fair Value Assets and Liabilities Measured on Recurring Basis
Derivative Instruments - assets:	$ 38	$ 23
Derivative Instruments - liabilities:	82	93
Commodity price swap contracts | Fair Value
Fair Value Assets and Liabilities Measured on Recurring Basis
Derivative Instruments - assets:		2
Derivative Instruments - liabilities:	5	1
Fair Value | U.S. government agency securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	309	491
Fair Value | Foreign government agency securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	55
Fair Value | Corporate debt securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	472	266
Fair Value | U.S. treasury securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	99	94
Fair Value | Asset-backed securities Automobile loan related
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	397	515
Fair Value | Asset-backed securities Credit card related
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	149	107
Fair Value | Asset-backed securities Equipment lease related
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	38	70
Fair Value | Asset-backed securities Other
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	8	13
Fair Value | Auction rate securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	7	5
Fair Value | Other securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	29	8
Fair Value | Investments
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis - Investments	21	11
Fair Value | U.S. municipal securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	23
Fair Value | U.S. dollar commercial paper
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	55
Fair Value | Interest rate swap contracts
Fair Value Assets and Liabilities Measured on Recurring Basis
Derivative Instruments - assets:	39	54
Foreign currency forward/option contracts | Fair Value Measurements Using Inputs Considered as Level 1
Fair Value Assets and Liabilities Measured on Recurring Basis
Derivative Instruments - assets:	36	22
Derivative Instruments - liabilities:	82	93
Commodity price swap contracts | Fair Value Measurements Using Inputs Considered as Level 1
Fair Value Assets and Liabilities Measured on Recurring Basis
Derivative Instruments - assets:		2
Derivative Instruments - liabilities:	5	1
Fair Value Measurements Using Inputs Considered as Level 1 | U.S. treasury securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	99	94
Fair Value Measurements Using Inputs Considered as Level 1 | Investments
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis - Investments	21	11
Foreign currency forward/option contracts | Fair Value Measurements Using Inputs Considered as Level 2
Fair Value Assets and Liabilities Measured on Recurring Basis
Derivative Instruments - assets:	2	1
Fair Value Measurements Using Inputs Considered as Level 2 | U.S. government agency securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	309	491
Fair Value Measurements Using Inputs Considered as Level 2 | Foreign government agency securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	55
Fair Value Measurements Using Inputs Considered as Level 2 | Corporate debt securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	472	266
Fair Value Measurements Using Inputs Considered as Level 2 | Asset-backed securities Automobile loan related
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	397	515
Fair Value Measurements Using Inputs Considered as Level 2 | Asset-backed securities Credit card related
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	149	107
Fair Value Measurements Using Inputs Considered as Level 2 | Asset-backed securities Equipment lease related
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	38	70
Fair Value Measurements Using Inputs Considered as Level 2 | Asset-backed securities Other
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	8	13
Fair Value Measurements Using Inputs Considered as Level 2 | Other securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	29	8
Fair Value Measurements Using Inputs Considered as Level 2 | U.S. municipal securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	23
Fair Value Measurements Using Inputs Considered as Level 2 | U.S. dollar commercial paper
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	55
Fair Value Measurements Using Inputs Considered as Level 2 | Interest rate swap contracts
Fair Value Assets and Liabilities Measured on Recurring Basis
Derivative Instruments - assets:	39	54
Fair Value Measurements Using Inputs Considered as Level 3 | Auction rate securities
Fair Value Assets and Liabilities Measured on Recurring Basis
Fair Value Measured on Recurring Basis Available-for-Sale Securities	$ 7	$ 5

Fair Value Measurements (Detail 2) (Auction rate securities, USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Auction rate securities
Reconciliation of items measured at fair value on a recurring basis that used significant unobservable inputs (Level 3)
Beginning balance	$ 5	$ 1	$ 16
Total gains or losses included in earnings			(3)
Total gains or losses included in other comprehensive income	2	6	(12)
Purchases, issuances, and settlements		(2)
Ending balance	7	5	1
Additional losses included in earnings due to reclassification from other comprehensive income for:
Securities sold during the period ended December 31		(2)
Securities still held at December 31			$ (6)

Fair Value Measurements (Detail 3) (USD $) In Millions	1 Months Ended	12 Months Ended
	Jun. 30, 2009	Dec. 31, 2009 Fair Value	Dec. 31, 2009 Fair Value Measurements Using Inputs Considered as Level 3	Dec. 31, 2009 Fair Value Measurements, Total Gains (Losses)
Nonfinancial assets and liabilities measured at fair value on a nonrecurring basis
Long-lived assets held and used		$ 41	$ 41	$ (32)
Impairment of certain long-lived assets associated with the UK passport production activity of 3M's Security Systems Division	$ 13

Fair Value Measurements (Detail 4) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Carrying Amounts and Estimated Fair Values of Financial Instruments
Long-term debt (excluding current portion)	$ 4,183	$ 5,097
Long-term debt, excluding current portion - fair value	$ 4,466	$ 5,355

Commitments and Contingencies (Detail) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 USD ( $) years number	Dec. 31, 2009 USD ( $)	Dec. 31, 2008 USD ( $)	Dec. 31, 2010 Building in United Kingdom USD ( $)	Jun. 30, 2003 Building in United Kingdom GBP ( £) years	Dec. 31, 2009 IT Investment USD ( $) years
Capital and Operating Leases:
Rental expense under operating leases	$ 262	$ 244	$ 247
Number of primary capital leases	2
Primary Capital Leases
Capital lease term (in years)					22	7
Capital lease obligation	106			52	33.5	50
Minimum lease payments under capital leases
2011	17
2012	18
2013	18
2014	17
2015	4
After 2015	37
Total	111
Less: Amounts representing interest	5
Less: Current obligations under capital leases	12
Long-term obligations under capital leases	94	107
Minimum lease payments under operating leases
2011	139
2012	104
2013	69
2014	41
2015	25
After 2015	64
Total	442
Warranties/Guarantees:
Accrued product warranty liabilities	$ 27	$ 25

Commitments and Contingencies (Detail 2) (USD $)	12 Months Ended
Dec. 31, 2010
Respirator Mask/Asbestos Litigation - Aearo Technologies
Loss Contingencies
Annual fee paid to Cabot to retain responsibility and liability for products manufactured before July 11, 1995	$ 400,000
Employment Litigation - Whitaker lawsuit
Loss Contingencies
Current employees filing lawsuit	1
Former employees filing lawsuit	1
Threshold age for members of class action (in years)	46
Punitive damages, statutory limit per claimant	$ 8,500
Number of additional named plaintiffs	4
Number of claims dismissed and settled	1
Employment Litigation - Garcia lawsuit
Loss Contingencies
Current employees filing lawsuit	1
Former employees filing lawsuit	5
Threshold age for members of class action (in years)	46
Total number of named plaintiffs	6
Number of current or former employees who have signed "opt-in" forms	86
Upper end of salary grade level involved in lawsuit	18
Threshold age for federal protection from age discrimination	40
EEOC age-discrimination charges
Loss Contingencies
Current employees filing lawsuit	1
Former employees filing lawsuit	6
Number of claimants not involved in Garcia lawsuit	1
EEOC age-discrimination charges | Minnesota, Texas and California
Loss Contingencies
Former employees filing lawsuit	3
EEOC age-discrimination charges | Missouri
Loss Contingencies
Current employees filing lawsuit	1
EEOC age-discrimination charges | California
Loss Contingencies
Former employees filing lawsuit	1
EEOC age-discrimination charges | Minnesota
Loss Contingencies
Former employees filing lawsuit	2

Commitments and Contingencies (Detail 3) (USD $)	12 Months Ended
Dec. 31, 2010 number
Environmental Matters - Regulatory Activities | Minnesota
Number of former disposal sites with PFC present in soil and groundwater in Washington County Minnesota	2
Number of sites where remediation work will continue into 2011	3
Environmental Matters - Regulatory Activities | Alabama
Wastewater treatment plant sludge containing PFCs surrounding Decatur facility, number of years	20
Number of wells identified to be tested	4
Environmental Matters - Regulatory Activities | Wisconsin
Penalties sought for alleged past violations of the Wisconsin Air Management regulations	270,000
Settlement paid (in July 2010) for alleged past violations of the Wisconsin Air Management regulations	150,000
Number of environmental projects implemented as result of legal settlements	2
Environmental Matters - Litigation | Lake Elmo, Minnesota
Claim asserted for alleged contamination	50,000
Environmental Matters - Litigation | Morgan County, Alabama
Total number of named plaintiffs, first purported class action	1
Total number of named plaintiffs, second purported class action	3
Environmental Matters - Litigation | New Jersey
Lower end of range of number of companies served with a complaint	250
Number of companies, in addition to Maxus Energy, Tierra Solutions and Occidental Chemical involved in an enforcement action	2
Total potential cost of clean-up proposed by the EPA, low end of possible cost of which the Company believes its allocable share, if any, of the total costs is likely to be a fraction of one percent	1,000,000,000
Number of commercial waste disposal facilities used	2
Insurance Disclaimer Action
Number of the Company's insurers named in the action, low end of range	60
Number of insurers who filed a declaratory judgement action on on behalf of the company	2
Additional number of the Company's insurers named in the action	3

Commitments and Contingencies (Detail 4) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended													12 Months Ended								12 Months Ended		3 Months Ended		12 Months Ended
	Dec. 31, 2010 Respirator Mask/Asbestos Litigation USD ( $) number	Sep. 30, 2010 Respirator Mask/Asbestos Litigation USD ( $)	Dec. 31, 2010 Respirator Mask/Asbestos Litigation USD ( $) number	Dec. 31, 2009 Respirator Mask/Asbestos Litigation USD ( $)	Dec. 31, 2008 Respirator Mask/Asbestos Litigation USD ( $)	Dec. 31, 2010 Respirator Mask/Asbestos Litigation Specific Monetary Damages number	Dec. 31, 2010 Respirator Mask/Asbestos Litigation Less than $100,000 specific damages number	Dec. 31, 2010 Respirator Mask/Asbestos Litigation Less than $100,000 specific damages $10 million punitive damages number	Dec. 31, 2010 Respirator Mask/Asbestos Litigation More than $100,000 and less than $3 million specific damages number	Dec. 31, 2010 Respirator Mask/Asbestos Litigation $10 million specific damages number	Dec. 31, 2010 Respirator Mask/Asbestos Litigation $10 million specific damages $10 million punitive damages number	Dec. 31, 2010 Respirator Mask/Asbestos Litigation More than $10 million and less than $50 million specific damages $15 million punitive damages number	Dec. 31, 2010 Respirator Mask/Asbestos Litigation $50 million specific damages $50 million punitive damages number	Dec. 31, 2010 Respirator Mask/Asbestos Litigation - Aearo Technologies USD ( $)	Dec. 31, 2010 Respirator Mask/Asbestos litigation - Excluding Aearo Technologies USD ( $)	Dec. 31, 2010 Respirator Mask/Asbestos Litigation - State of West Virginia	Dec. 31, 2010 Environmental Matters - Remediation USD ( $) years	Dec. 31, 2008 Environmental Matters - Remediation EUR ( €)	Dec. 31, 2009 Environmental Matters - Remediation USD ( $)	Dec. 31, 2008 Environmental Matters - Remediation USD ( $)	Dec. 31, 2010 Environmental Matters - Other USD ( $)	Dec. 31, 2009 Environmental Matters - Other USD ( $)	Dec. 31, 2008 Environmental Matters - Other USD ( $)	Dec. 31, 2010 Environmental Matters - Other Environmental Liabilities years	Dec. 31, 2010 Insurance Disclaimer Action USD ( $)	Dec. 31, 2010 Commercial Litigation - Cogent Inc. Delaware Court of Chancery number	Dec. 31, 2010 Commercial Litigation - Cogent Inc. Los Angeles Superior Court number	Dec. 31, 2010 Commercial Litigation - Avery Dennison number	Dec. 31, 2010 Commercial Litigation - Meda AB USD ( $)
Loss Contingencies
Number of individual claimants	2,148		2,148	2,510
Number of lawsuits pending	854		854				158	5	98	3	2	1	1
Number of total claims settled and taken to trial			9
Number of total claims settled and tried to verdict			8
Subset of the number of total claims settled and tried to verdict			7
Number of total claims dismissed and being appealed			1
Number of lawsuits pending, specific claims asserted percentage						31.00%
Number of defendants included in typical complaint, low end of range						12
Number of defendants included in typical complaint, high end of range						275
Number of lawsuits pending, specific claims asserted						261
Number of additional defendants																2
Accrued loss contingency reserve	$ 126		$ 126	$ 138	$ 140									$ 32			$ 24		$ 31	$ 31	$ 90	$ 117	$ 137
Liability for asbestos and environmental claims gross-excluding Aearo Inc.															94
Insurance receivables	122		122	143	193												15		15	15					14
Increase in insurance liabilities	14	5	19
Increase in insurance recovery receivable	3	1	4
Payments received in connection with respirator mask/asbestos receivable			25
Number of new lawsuits filed																										3	6
Number of years remediation payments expected to be paid for applicable sites, high end of range																	20							5
The estimated minimum amount the lawsuit seeks to recover																													200
Number of Cogent, Inc. shares held by subsidiary shareholders																										5.8
Litigation settlement fine																		€ 1.97
Number of Avery patents for which 3M seeks a declaratory judgement																												2

Employee Savings and Stock Ownership Plans (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
U.S. Defined Contribution Plan
Schedule Of Defined Contribution Plans Disclosures
Company match of eligible compensation, high end of range	6.00%
Employer match of employee contributions, pre January 1, 2009, low end of range	60.00%
Employer match of employee contributions, pre January 1, 2009, high end of range	75.00%
Company match of eligible compensation, percent for employees hired on or after January 1, 2009.	100.00%
Company contribution to employer retirement income account for employees hired on or after January 1, 2009	3.00%
Tax benefit related to dividends paid on unallocated ESOP shares		$ 1	$ 2
Foreign Defined Contribution Plan
Schedule Of Defined Contribution Plans Disclosures
Expenses related to international defined contribution plans	36	$ 22	$ 23

Employee Savings and Stock Ownership Plans (Detail 2) (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Employee Savings and Stock Ownership Plans
Dividends on shares held by the ESOP		$ 31	$ 33
Company contributions to the ESOP		16	14
Interest incurred on ESOP notes		1	3
Amounts reported as employee benefit expense - expenses related to debt service		10	9
Amounts reported as employee benefit expense - expenses related to treasury shares		25	3
Amounts reported as employee benefit expense - expenses for Company contributions made in cash	$ 97	$ 6
ESOP Debt Shares
Allocated (in shares)		14,473,474	14,240,026
Committed to be released (in shares)			27,201
Unreleased (in shares)			1,333,692

Stock-Based Compensation (Detail)	1 Months Ended	12 Months Ended
	May 31, 2010	Dec. 31, 2010 years number	May 31, 2008	Dec. 31, 2007 years
Stock-Based Compensation
Number of shares authorized		64,000,000	35,000,000
Additional number of shares authorized	29,000,000
Awards other than options and Stock Appreciation Rights, number of shares counted for every one share awarded under plan limit with grant dates prior to May 11, 2010 (in shares)		3.38
Awards other than options and Stock Appreciation Rights, number of shares counted for every one share awarded under plan limit with grant dates of May 11, 2010, or later (in shares)		2.87
Number of shares available for grant		31,825,085
Retirement age eligibility for US employees (in years)		55
Retirement eligibility for U.S. employees, minimum years of service required (in years)		5
Low end of range of percent of stock-based compensation related to retiree-eligible population		25.00%
High end of range percent of stock-based compensation related to retiree-eligible population		30.00%
Number of participants with outstanding options, restricted stock, or restricted stock units		13524
Vesting period prior to May 2005 Management Stock Ownership Program (MSOP) annual grant (in years)		1
Vesting period (in years)		3
Expiration of annual grants (in years)		10
Vesting period of "buyout" grant of restricted stock untis (in years)				5

Stock-Based Compensation (Detail 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cost of Sales
Amounts recognized in the financial statements
Stock-based compensation programs expense	$ 31	$ 38	$ 43
Selling, General and Administrative Expenses
Amounts recognized in the financial statements
Stock-based compensation programs expense	209	144	122
Research, Development and Related Expenses
Amounts recognized in the financial statements
Stock-based compensation programs expense	34	35	37
Stock-based compensation expenses
Amounts recognized in the financial statements
Stock-based compensation programs expense	274	217	202
Income tax benefits
Amounts recognized in the financial statements
Stock-based compensation programs expense	(98)	(62)	(71)
Stock-based compensation expenses, net of tax
Amounts recognized in the financial statements
Stock-based compensation programs expense	$ 176	$ 155	$ 131

Stock-Based Compensation (Detail 3) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2010	May 31, 2008	Dec. 31, 2010 Stock Option Program years	Dec. 31, 2009 Stock Option Program	Dec. 31, 2008 Stock Option Program	Dec. 31, 2010 Stock Option Program Annual	Dec. 31, 2009 Stock Option Program Annual	Dec. 31, 2008 Stock Option Program Annual	Dec. 31, 2010 Stock Option Program Progressive (Reload)	Dec. 31, 2009 Stock Option Program Progressive (Reload)	Dec. 31, 2008 Stock Option Program Progressive (Reload)	May 31, 1997 General employees' Stock Purchase Plan (GESPP)	Dec. 31, 2010 General employees' Stock Purchase Plan (GESPP)	Dec. 31, 2009 General employees' Stock Purchase Plan (GESPP)	Dec. 31, 2008 General employees' Stock Purchase Plan (GESPP)
Stock Option Program
Beginning balance			74,268,165	75,452,722	74,613,051
Granted - Annual			5,788,313	6,649,672	5,239,660								1,325,579	1,655,936	1,624,775
Granted - Progressive (Reload)			188,105	68,189	78,371
Granted - Other			27,911	4,654	20,389
Exercised			(9,678,654)	(6,930,544)	(3,797,663)								(1,325,579)	(1,655,936)	(1,624,775)
Canceled			(258,796)	(976,528)	(701,086)
Ending balance			70,335,004	74,268,165	75,452,722
Shares - Shares available for grant	31,825,085												4,334,360	5,659,939	7,315,875
Weighted average exercise price - Beginning balance			$ 72.39	$ 71.96	$ 70.5
Weighted average exercise price - Annual grants			$ 78.79	$ 53.93	$ 77.22								$ 70.57	$ 50.58	$ 62.68
Weighted average exercise price - Progressive (Reload)			$ 88.67	$ 77.37	$ 79.53
Weighted average exercise price - Other			$ 82.13	$ 50.85	$ 79.25
Weighted average exercise price - Exercised			$ 59.11	$ 49.83	$ 49.38								$ 70.57	$ 50.58	$ 62.68
Weighted average exercise price - Canceled			$ 70.76	$ 73.5	$ 79.12
Weighted average exercise price - Ending balance			$ 74.8	$ 72.39	$ 71.96
Options exercisable			58,201,617	62,414,398	63,282,408
Options exercisable, exercise price			$ 75.87	$ 73.73	$ 70.01
Weighted Average Remaining Contractual Life for options outstanding (in months)			56
Aggregate Intrinsic Value for options outstanding			$ 821
Weighted Average Remaining Contractual Life for options exercisable (in months)			47
Aggregate Instrinsic Value for options exercisable			619
Compensation expense yet to be recognized for stock options			65
Weighted average life of remaining vesting period for stock options (in years)			1.7
Total intrinsic value of stock options exercised			263	108	107
Cash received from options exercised			571	345	188
Tax benefit realized from exercise of stock options			93	38	34
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology
Weighted average exercise price						$ 78.72	$ 54.11	$ 77.22	$ 86.72	$ 77.83	$ 79.76
Risk-free interest rate						2.80%	2.20%	3.10%	0.60%	1.40%	4.30%
Dividend yield						2.50%	2.30%	2.00%	2.50%	2.00%	2.00%
Expected volatility						25.70%	30.30%	21.70%	33.20%	30.70%	18.70%
Expected life (months)						72	71	70	17	32	25
Weighted average fair value						$ 16.5	$ 13	$ 15.28	$ 12.01	$ 14.47	$ 12		$ 12.45	$ 8.93	$ 11.06
Number of shares authorized	64,000,000	35,000,000										30,000,000
Option price, percentage of market value at date of grant												85.00%
Option price, discount from market value at date of grant													15.00%
Stock-based compensation programs expense													$ 17	$ 15	$ 18

Stock-Based Compensation (Detail 4) (Restricted Stock and Restricted Stock Units, USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 years	Dec. 31, 2009	Dec. 31, 2008
Restricted Stock and Restricted Stock Units
Restricted Stock and Restricted Stock Unit Activity:
Number of Awards - Nonvested - Beginning balance	4,379,480	2,957,538	2,001,581
Number of Awards - Granted - Annual	902,549	1,150,819	924,120
Number of Awards - Granted - Performance shares	760,645
Number of Awards - Granted - Other	527,823	522,581	188,473
Number of Awards - Vested	(948,233)	(157,104)	(64,806)
Number of Awards - Forfeited	(48,962)	(94,354)	(91,830)
Number of Awards - Nonvested - Ending balance	5,573,302	4,379,480	2,957,538
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Additional Disclosures
Weighted Average Grant Date Fair Value - Nonvested - Beginning balance	$ 68.85	$ 77.41	$ 77.63
Weighted Average Grant Date Fair Value - Annual	$ 78.81	$ 53.89	$ 77.23
Weighted Average Grant Date Fair Value - Performance Shares	$ 73.99
Weighted Average Grant Date Fair Value - Other	$ 79.56	$ 54.82	$ 73.16
Weighted Average Grant Date Fair Value - Vested	$ 79.12	$ 73.26	$ 68.72
Weighted Average Grant Date Fair Value - Forfeited	$ 69.57	$ 69.57	$ 77.76
Weighted Average Grant Date Fair Value - Nonvested - Ending balance	$ 70.43	$ 68.85	$ 77.41
Compensation expense yet to be recognized for restricted stock and restricted stock units	$ 101
Weighted average life for remaining vesting period of restricted stock and restricted stock units (in years)	1.8
Fair value of restricted stock and stock units that vested	75	10	4
Tax benefit realized for tax deductions related to vesting of restricted stock and restricted stock units	$ 20
Vesting period, generally (in years)	3
Vesting period, 2007 one-time "buyout" (in years)	5

Business Segments (Detail) (USD $) In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Business Segment Information
Net sales	$ 6,709	$ 6,874	$ 6,731	$ 6,348	$ 6,122	$ 6,193	$ 5,719	$ 5,089	$ 26,662	$ 23,123	$ 25,269
Operating Income (Loss)									5,918	4,814	5,218
Assets	30,156				27,250				30,156	27,250	25,793
Depreciation and Amortization									1,120	1,157	1,153
Capital Expenditures									1,091	903	1,471
Industrial and Transportation
Business Segment Information
Net sales									8,429	7,120	8,173
Operating Income (Loss)									1,754	1,230	1,535
Assets	6,703				6,365				6,703	6,365	6,300
Depreciation and Amortization									326	328	283
Capital Expenditures									331	235	349
Health Care
Business Segment Information
Net sales									4,513	4,282	4,294
Operating Income (Loss)									1,362	1,347	1,172
Assets	4,189				3,216				4,189	3,216	3,093
Depreciation and Amortization									131	143	146
Capital Expenditures									78	125	169
Consumer and Office
Business Segment Information
Net sales									3,853	3,471	3,578
Operating Income (Loss)									840	748	683
Assets	2,149				1,819				2,149	1,819	1,815
Depreciation and Amortization									100	88	79
Capital Expenditures									69	43	87
Safety, Security and Protection Services
Business Segment Information
Net sales									3,316	3,076	3,339
Operating Income (Loss)									709	728	692
Assets	3,996				3,208				3,996	3,208	3,130
Depreciation and Amortization									168	169	147
Capital Expenditures									130	93	107
Display and Graphics
Business Segment Information
Net sales									3,884	3,132	3,268
Operating Income (Loss)									946	590	583
Assets	3,729				3,564				3,729	3,564	3,479
Depreciation and Amortization									187	174	220
Capital Expenditures									185	160	305
Electro and Communications
Business Segment Information
Net sales									3,043	2,387	2,956
Operating Income (Loss)									670	351	574
Assets	2,245				2,143				2,245	2,143	2,259
Depreciation and Amortization									101	107	132
Capital Expenditures									110	60	149
Corporate and Unallocated
Business Segment Information
Net sales									10	13	22
Operating Income (Loss)									(278)	(101)	58
Assets	7,145				6,935				7,145	6,935	5,717
Depreciation and Amortization									107	148	146
Capital Expenditures									188	187	305
Elimination of Dual Credit
Business Segment Information
Net sales									(386)	(358)	(361)
Operating Income (Loss)									$ (85)	$ (79)	$ (79)

Business Segments (Detail 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010 years number
Business Segment Information
Number of operating business segments	6
Industrial and Transportation
Business Segment Information
Increase (decrease) in sales due to product transfers	$ (152)
Safety, Security and Protection Services
Business Segment Information
Increase (decrease) in sales due to product transfers	8
Health Care
Business Segment Information
Increase (decrease) in sales due to product transfers	(8)
Electro and Communications
Business Segment Information
Increase (decrease) in sales due to product transfers	121
Elimination of Dual Credit and Corporate and Unallocated
Business Segment Information
Increase (decrease) in sales due to product transfers	$ 31

Geographic Areas (Detail) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Geographic area information
Net Sales	$ 6,709,000,000	$ 6,874,000,000	$ 6,731,000,000	$ 6,348,000,000	$ 6,122,000,000	$ 6,193,000,000	$ 5,719,000,000	$ 5,089,000,000	$ 26,662,000,000	$ 23,123,000,000	$ 25,269,000,000
Operating Income									5,918,000,000	4,814,000,000	5,218,000,000
Property, Plant and Equipment - net	7,279,000,000				7,000,000,000				7,279,000,000	7,000,000,000
United States
Geographic area information
Net Sales									9,210,000,000	8,509,000,000	9,179,000,000
Operating Income									1,636,000,000	1,640,000,000	1,578,000,000
Property, Plant and Equipment - net	3,888,000,000				3,809,000,000				3,888,000,000	3,809,000,000
Asia Pacific
Geographic area information
Net Sales									8,259,000,000	6,120,000,000	6,423,000,000
Operating Income									2,400,000,000	1,528,000,000	1,662,000,000
Property, Plant and Equipment - net	1,605,000,000				1,366,000,000				1,605,000,000	1,366,000,000
Japan
Geographic area information
Net Sales									2,464,000,000	1,979,000,000	2,180,000,000
Property, Plant and Equipment - net	420,000,000				364,000,000				420,000,000	364,000,000
Europe, Middle East, and Africa
Geographic area information
Net Sales									6,259,000,000	5,972,000,000	6,941,000,000
Operating Income									1,112,000,000	1,003,000,000	1,294,000,000
Property, Plant and Equipment - net	1,239,000,000				1,318,000,000				1,239,000,000	1,318,000,000
Latin America and Canada
Geographic area information
Net Sales									2,950,000,000	2,516,000,000	2,723,000,000
Operating Income									797,000,000	631,000,000	693,000,000
Property, Plant and Equipment - net	547,000,000				507,000,000				547,000,000	507,000,000
Other Unallocated
Geographic area information
Net Sales									(16,000,000)	6,000,000	3,000,000
Operating Income									$ (27,000,000)	$ 12,000,000	$ (9,000,000)

Quarterly Data (Unaudited) (Detail) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Quarterly Data (Unaudited)
Net sales	$ 6,709	$ 6,874	$ 6,731	$ 6,348	$ 6,122	$ 6,193	$ 5,719	$ 5,089	$ 26,662	$ 23,123	$ 25,269
Cost of sales	3,575	3,583	3,435	3,238	3,189	3,171	2,977	2,772	13,831	12,109	13,379
Net income attributable to 3M (in dollars)	928	1,106	1,121	930	935	957	783	518	4,085	3,193	3,460
Earnings per share attributable to 3M common shareholders - basic (in dollars per share)	$ 1.3	$ 1.55	$ 1.57	$ 1.31	$ 1.32	$ 1.36	$ 1.12	$ 0.75	$ 5.72	$ 4.56	$ 4.95
Earnings per share attributable to 3M common shareholders - diluted (in dollars per share)	$ 1.28	$ 1.53	$ 1.54	$ 1.29	$ 1.3	$ 1.35	$ 1.12	$ 0.74	$ 5.63	$ 4.52	$ 4.89
Decrease in 3M's net income resulting from the March 2010 enactment of the Patient Protection and Affordable Care Act, including modifications made in the Heath Care and Education Reconciliation Act of 2010									84
Decrease in 3M's net income resulting from the March 2010 enactment of the Patient Protection and Affordable Care Act, including modifications made in the Heath Care and Education Reconciliation Act of 2010 (in dollars per diluted share)									$ 0.12
Decrease in 3M's net income from restructuring charges, partially offset by a gain on sale of real estate						$ 14	$ 60	$ 45		$ 119
Decrease in 3M's net income from restructuring charges, partially offset by a gain on sale of real estate (in dollars per diluted share)						$ 0.02	$ 0.08	$ 0.07		$ 0.17

Document and Entity Information (USD $) In Billions, except Share data	12 Months Ended
	Dec. 31, 2010	Jan. 31, 2011	Jun. 30, 2010
Document and Entity Information
Entity Registrant Name	3M CO
Entity Central Index Key	0000066740
Document Type	8-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 56.3
Entity Common Stock, Shares Outstanding		711,805,978
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY